SCHEDULE 14A INFORMATION
(RULE 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No. )

Filed by the Registrant   [X]

Filed by a Party other than the Registrant   [_]

Check the appropriate box:

[X]	Preliminary Proxy Statement

[_]	Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

[_]	Definitive Proxy Statement

[_]	Definitive Additional Materials

[_]	Soliciting Material Under Rule 14a-12

AB Relative Value Fund, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[_]	Fee paid previously with preliminary materials:

[_]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

AB FUNDS, SCB FUNDS AND AB Multi-Manager Alternative Fund

1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672

August 20, 2018

Dear Shareholders:

The Boards of Directors/Trustees (the "Directors") of the Funds listed in the accompanying Notice of Joint Meeting of Shareholders (each, a "Fund" and, collectively, the "Funds") are pleased to invite you to the Joint Meeting of Shareholders (the "Meeting") to be held on October 11, 2018. The accompanying Notice of Joint Meeting of Shareholders and the Proxy Statement present two proposals to be considered at the Meeting.

At the Meeting, stockholders or shareholders of the Funds, as applicable (collectively, the "stockholders"), will be asked to approve new investment advisory agreements with AllianceBernstein L.P., the investment adviser to the Funds (the "Adviser"). The approval of new advisory agreements is required as a result of certain anticipated changes to the indirect ownership of the Adviser, in connection with a plan by AXA S.A. to divest over time its remaining ownership interest in AXA Equitable Holdings, Inc., the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser. The material terms of the proposed new investment advisory agreements are identical to the material terms of the current investment advisory agreements. In addition, the stockholders of the Funds (except for Alliance California Municipal Income Fund, Inc., AllianceBernstein Global High Income Fund, Inc. and AllianceBernstein National Municipal Income Fund, Inc.) are being asked to elect Directors.

Each Board has concluded that the proposals applicable to the Funds it oversees are in the best interests of each of those Funds, and unanimously recommends that you vote "FOR" each of the proposals that apply to each of those Funds in which you hold shares.

We welcome your attendance at the Meeting. Even if you plan to attend, we encourage you to authorize a proxy to vote your shares. Broadridge Financial Solutions, Inc. ("Proxy Solicitor"), a proxy solicitation firm, has been selected to assist stockholders in the proxy solicitation process. If we have not received your proxy authorization as the date of the Meeting approaches, you may receive a telephone call from the Proxy Solicitor reminding you to authorize the proxy holders to cast your votes. No matter how many shares you own, your vote is important.

Sincerely,

Robert M. Keith	Kathleen Fisher	Christopher J. Bricker
President of AB Funds	President of Sanford C. Bernstein Fund Inc. and Bernstein Fund, Inc.	President of AB Multi- Manager Alternative Fund

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QUESTIONS AND ANSWERS
AB FUNDS, SCB FUNDS AND AB Multi-Manager Alternative Fund

PROXY

Q.       WHY DID YOU SEND ME THIS BOOKLET?

A.	This booklet contains the Notice of Joint Meeting of Shareholders (the "Notice") and the Proxy Statement that provides you with information you should review before voting on the proposals that will be presented at the Joint Meeting of Shareholders (the "Meeting") for the Funds listed in the accompanying notice (each, a "Fund" and, collectively, the "Funds"). You are receiving these proxy materials because you either own shares of capital stock of a Fund or shares of beneficial interest of a Fund (we refer to both as "shares" and to the holders of shares as "stockholders"). As a stockholder, you have the right to vote on the proposal(s) concerning your investment in a Fund, but only with respect to the Fund or Funds in which you own shares.
Q.	WHO IS ASKING FOR MY VOTE?
A.	The Board of Directors/Trustees of each Fund (each, a "Board" and, collectively the "Boards") is asking you to vote at the Meeting on the proposals applicable to that Fund. In this Proxy Statement, we will refer to both Directors and Trustees, individually, as a "Director" or, collectively, as the "Directors." Details regarding the proposals are set forth in the Proxy Statement. A summary of the proposals is as follows:
•	The first proposal, which is applicable to all Funds except for Alliance California Municipal Income Fund, Inc. ("ACMIF"), AllianceBernstein Global High Income Fund, Inc. ("AGHIF") and AllianceBernstein National Municipal Income Fund, Inc. ("ANMIF"), is to consider and vote upon the election of Directors of each applicable Fund.
•	The second proposal, which is applicable to all Funds, is to consider and vote upon the approval of new investment advisory agreements for each Fund with AllianceBernstein L.P (the "Adviser").

Each stockholder will be asked to vote on the proposal(s) that applies to the Fund in which the stockholder holds shares.

Q.	FOR FUNDS OTHER THAN ACMIF, AGHIF, AND ANMIF, WHY AM I BEING ASKED TO ELECT MEMBERS OF THE BOARD?
A.	The members of each Board serve as representatives of stockholders of the Fund or Funds they oversee and for which they serve as director or trustee. Members of the Board have an obligation to serve the best interests of those Funds. The Investment Company Act of 1940, as amended (the “1940 Act”), requires that a majority of the Directors be elected by stockholders of the Funds on which they serve. In addition, the Board may fill vacancies or elect new Directors only if at least two-thirds of the Directors have been elected by stockholders immediately following their election.
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Having all Directors elected by the stockholders at this time facilitates the election of future Directors by the Board should it become necessary or desirable, as long as two-thirds of the resulting Directors were elected by stockholders. In addition, two of the Directors of AB Multi-Manager Alternative Fund ("AMMAF") have expressed a desire to step down as soon as practicable, which would necessitate a stockholder meeting to fill the Director vacancies.

The nominees for each Fund (except for AMMAF) are all current members of their respective Boards.

Stockholders of AMMAF are being asked to elect new nominees as Directors. The new nominees currently serve as Directors on the Boards of Sanford C. Bernstein Fund, Inc. ("SCB") and Bernstein Fund, Inc. ("Bernstein"). Each of the nominees is standing for election by stockholders of AMMAF for the first time.

The Board of AMMAF is currently composed of the following directors: Christopher J. Bricker, Lawrence D. Haber, Jeanette Loeb and Carter F. "Terry" Wolfe. The terms of the existing Directors of AMMAF will expire on (i) November 1, 2018, or (ii) December 11, 2018 (in the event of adjournment of the Meeting past November 1, 2018).

The nominees for each Board other than those of SCB, Bernstein and AMMAF are Michael J. Downey, William H. Foulk, Jr., Nancy P. Jacklin, Robert M. Keith, Carol C. McMullen, Garry L. Moody, Marshall C. Turner, Jr. and Earl D. Weiner.

The nominees for each Board of SCB, Bernstein and AMMAF are the following: Kathleen Fisher, Bart Friedman, R. Jay Gerken, William Kristol, Debra Perry and Donald K. Peterson.

Q.	WHY AM I BEING ASKED TO APPROVE NEW INVESTMENT ADVISORY AGREEMENTS?
A.	As required by the 1940 Act, each Fund's current investment advisory agreement with the Adviser automatically terminates in the event of an assignment, which includes a direct or indirect transfer of a controlling block of the voting securities of the Adviser. This provision effectively requires a Fund's stockholders to vote on a new investment advisory agreement if the Adviser experiences a transfer of a controlling block of its voting securities for purposes of the 1940 Act.
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As described in more detail in the Proxy Statement, AXA S.A. plans to sell over time its remaining ownership interest in AXA Equitable Holdings, Inc., the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser (the "Plan"). It is anticipated that one or more of the sales transactions over time conducted pursuant to the Plan may ultimately result in the indirect transfer of a "controlling block" of voting securities of the Adviser and therefore may be deemed an "assignment" causing a termination of each Fund's current investment advisory agreement. To ensure continuation of the advisory services provided to each Fund, stockholders are being asked to approve a new investment advisory agreement. As part of the same proposal, stockholders are also voting to approve any future advisory agreements in the event there is more than one indirect transfer of a controlling block of the voting securities of the Adviser that occurs in connection with the Plan and a new advisory agreement terminates.

The transaction(s) are not expected to result in any changes to the contractual investment advisory fees charged to the Funds, the portfolio management of any Fund or the nature and quality of services provided by the Adviser.

Q.	WILL THE PROPOSED INVESTMENT ADVISORY AGREEMENTS AFFECT THE PORTFOLIO MANAGEMENT OR INVESTMENT STRATEGY OF ANY FUND?
A.	No. The investment objectives, principal investment strategies, investment processes and principal risks of the Funds will not change as a result of entering into the proposed new investment advisory agreements with the Adviser. Further, there are no anticipated changes to the portfolio management team of any Fund in connection with the proposed agreements.
Q.	DO THE PROPOSED INVESTMENT ADVISORY AGREEMENTS DIFFER FROM THE CURRENT ADVISORY AGREEMENTS?
A.	No. The proposed new investment advisory agreements are substantially identical to the current investment advisory agreements, except with respect to the effective and termination dates. If the new agreements are approved and become effective, the Adviser will continue to provide advisory services to the Funds on the same terms and at the same contractual advisory fee rates as provided under the current investment advisory agreements, subject to any expense limitation. There is no anticipated change in the level, nature or quality of services provided to the Funds by the Adviser.
Q.	WHAT HAPPENS IF STOCKHOLDERS OF A FUND DO NOT APPROVE THE PROPOSED INVESTMENT ADVISORY AGREEMENTS?
A.	If the stockholders of a Fund do not approve the proposed new investment advisory agreements of a Fund and no direct or indirect transfer of a controlling block of the Adviser's voting securities occurs, the Adviser would continue to serve as adviser to the Fund under the current advisory agreement, and any existing sub-adviser would continue to be able to serve as sub-adviser under the current sub-advisory agreement.
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If the stockholders of a Fund do not approve the proposed new investment advisory agreements and a direct or indirect transfer of a controlling block of the Adviser's voting securities occurs, the current investment advisory agreements and any current sub-advisory agreements would terminate and the Adviser would not be able to serve as adviser or enter into any sub-advisory agreement for the Fund to provide for continuity of service. Under these circumstances, the Board would need to consider appropriate action, which could include, among other things, allowing the Fund to operate under interim advisory and/or sub-advisory agreements with a duration of no more than 150 days (which agreements have been approved by the Boards, as discussed in the Proxy Statement), seeking approval of new investment advisory and sub-advisory agreements, liquidation of a Fund, or reorganizing the Fund with and into another investment company in the Fund complex.

Q.	HOW DO THE BOARDS RECOMMEND I VOTE?
A.	Each of the Boards recommends that you vote FOR each proposal that applies to the Funds overseen by that Board.

Please note that each of the Boards has considered the proposals and is recommending and asking that you vote for them, only with respect to the Fund or Funds that it oversees, and that Board has not considered, nor is it making any recommendation for, any proposal with respect to any other Fund.

Q.	WHO IS ELIGIBLE TO VOTE?
A.	Stockholders of record of the Funds at the close of business on August 13, 2018 (the "Record Date") are entitled to vote at the Meeting or any adjournment or postponement of the Meeting. You will be entitled to vote only on those proposals that apply to the Fund or Funds of which you were a stockholder on the Record Date. If you owned shares on the Record Date, you have the right to vote even if you later redeemed the shares.
Q.	WHAT ROLE DO THE BOARDS PLAY?
A.	The business and affairs of each Fund are overseen by that Fund's Board. Each Director of a Fund has an obligation to act in what he or she believes to be the best interests of the Fund, including approving and recommending the proposals in the Proxy Statement for that Fund. The background of each nominee for Director of each Fund that is subject to Proposal One is described in the Proxy Statement.
Q.	WHY ARE THE PROPOSALS FOR MULTIPLE FUNDS IN ONE PROXY STATEMENT?
A.	The Funds offer a broad range of investment opportunities to investors and have over 2.5 million accounts. Many stockholders own shares of multiple Funds. We have included the proposals in one Proxy Statement to reduce costs and to avoid burdening stockholders with more than one Proxy Statement. Multiple Proxy Statements would consume more paper and increase printing and mailing costs. We recognize that the Proxy Statement is lengthy and have endeavored to make it as simple and understandable as possible.
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Q.	HOW CAN I AUTHORIZE PROXIES TO CAST MY VOTE?
A.	Please follow the instructions included on the enclosed Proxy Card.

Q.       WHAT IF I WANT TO REVOKE MY PROXY?

A.	You can revoke your proxy at any time prior to its exercise (i) by giving written notice to the Secretary of a Fund at 1345 Avenue of the Americas, New York, New York 10105, (ii) by authorizing a later-dated proxy (either by signing and submitting another proxy card or by calling (844) 670-2142 or (iii) by personally voting at the Meeting. Please note that attendance at the Meeting without voting will not be sufficient to revoke a previously authorized proxy.
Q.	WHOM DO I CALL IF I HAVE QUESTIONS REGARDING THE PROXY?

A.       Please call (844) 670-2142 if you have questions.

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[LOGO(S)]

THE AB FUNDS, SCB FUNDS AND
AB Multi-Manager Alternative Fund

1345 Avenue of the Americas, New York, New York 10105 Toll Free (800) 221-5672

NOTICE OF JOINT MEETING OF SHAREHOLDERS
SCHEDULED FOR OCTOBER 11, 2018

To the Shareholders of the Funds:

Notice is hereby given that a Joint Meeting of Shareholders (the "Meeting") of the Funds listed below (individually, a "Fund", and, collectively, the "Funds") will be held at the offices of the Funds, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, on October 11, 2018, at 11:30 a.m., Eastern Time. The Joint Meeting of Shareholders is designated as (i) the "Annual" shareholder meeting for all AB Funds (except for Alliance California Municipal Income Fund, Inc., AllianceBernstein Global High Income Fund, Inc. and AllianceBernstein National Municipal Income Fund, Inc.) and all SCB Funds and (ii) a "Special" shareholder meeting for all other Funds.

The Joint Meeting of Shareholders will be held to consider and vote on the following proposals, all of which are more fully described in the accompanying Proxy Statement dated August 20, 2018:

1.	To consider and vote upon the election of Directors/Trustees for each Fund except for Alliance California Municipal Income Fund, Inc., AllianceBernstein Global High Income Fund, Inc. and AllianceBernstein National Municipal Income Fund, Inc., each such Director/Trustee to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.
2.	To consider and vote upon the approval of new investment advisory agreements for each Fund with AllianceBernstein L.P.
3.	For those Funds for which the Meeting is designated as the Annual Meeting, to transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Except as noted in Proposal 3 set forth above, only the business set forth in this Notice of Joint Meeting of Shareholders may be brought before the Meeting with regard to the Funds organized under Maryland or Delaware law. Any shareholder of record of a Fund at the close of business on August 13, 2018 is entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy for each Fund is being solicited on behalf of the Board of Directors/Trustees of that Fund.

By Order of the Boards of Directors,

Emilie Wrapp
Secretary

New York, New York

August 20, 2018

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YOUR VOTE IS IMPORTANT

Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also authorize proxies to cast your vote by telephone or through the Internet. To do so, please follow the instructions on the enclosed proxy card. Your vote is very important no matter how many shares you own. Please mark and mail or otherwise authorize your proxy promptly in order to save the Funds any additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein(R) is a registered trademark used by permission of the owner, AllianceBernstein L.P.

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AB Bond Fund, Inc. ("ABF")

- AB All Market Real Return Portfolio

- AB Bond Inflation Strategy

- AB FlexFee™ High Yield Portfolio

- AB FlexFee™ International Bond Portfolio

- AB Income Fund

- AB Intermediate Bond Portfolio

- AB Limited Duration High Income Portfolio

- AB Municipal Bond Inflation Strategy

- AB Tax-Aware Fixed Income Portfolio

AB Cap Fund, Inc. ("ACF")

- AB All China Equity Portfolio

- AB All Market Alternative Return Portfolio

- AB All Market Income Portfolio

- AB Concentrated Growth Fund

- AB Concentrated International Growth Portfolio

- AB Emerging Markets Core Portfolio

- AB Emerging Markets Multi-Asset Portfolio

- AB FlexFee™ Core Opportunities Portfolio

- AB FlexFee™ Emerging Markets Growth Portfolio

- AB FlexFee™ International Strategic Core Portfolio

- AB FlexFee™ Large Cap Growth Portfolio

- AB FlexFee™ US Thematic Portfolio

- AB Global Core Equity Portfolio

- AB International Strategic Core Portfolio

- AB Multi-Manager Select Retirement Allocation Fund

- AB Multi-Manager Select 2010 Fund

- AB Multi-Manager Select 2015 Fund

- AB Multi-Manager Select 2020 Fund

- AB Multi-Manager Select 2025 Fund

- AB Multi-Manager Select 2030 Fund

- AB Multi-Manager Select 2035 Fund

- AB Multi-Manager Select 2040 Fund

- AB Multi-Manager Select 2045 Fund

- AB Multi-Manager Select 2050 Fund

- AB Multi-Manager Select 2055 Fund

- AB Select US Equity Portfolio

- AB Select US Long/Short Portfolio

- AB Small Cap Growth Portfolio

- AB Small Cap Value Portfolio

AB Core Opportunities Fund, Inc. ("ACOF")

AB Corporate Shares ("ACS")

- AB Corporate Income Shares

- AB Impact Municipal Income Shares

- AB Income Shares

- AB Municipal Income Shares

- AB Taxable Multi-Sector Income Shares

AB Discovery Growth Fund, Inc. ("ADGF")

AB Equity Income Fund, Inc. ("AEIF")

AB Fixed-Income Shares, Inc. ("AFIS")

- AB Government Money Market Portfolio

AB Global Bond Fund, Inc. ("AGBF")

AB Global Real Estate Investment Fund, Inc. ("AGREIF")

AB Global Risk Allocation Fund, Inc.

("AGRAF")

AB High Income Fund, Inc. ("AHIF")

AB Institutional Funds, Inc. ("AInstF")

- AB Global Real Estate Investment Fund II

AB Large Cap Growth Fund, Inc. ("ALCGF")

AB Municipal Income Fund, Inc. ("AMIF")

- AB California Portfolio

- AB High Income Municipal Portfolio

- AB National Portfolio

- AB New York Portfolio

AB Municipal Income Fund II

("AMIF II")

- AB Arizona Portfolio

- AB Massachusetts Portfolio

- AB Minnesota Portfolio

- AB New Jersey Portfolio

- AB Ohio Portfolio

- AB Pennsylvania Portfolio

- AB Virginia Portfolio

AB Relative Value Fund, Inc. ("ARVF")

AB Sustainable Global Thematic Fund, Inc. ("ASGTF")

AB Sustainable International Thematic Fund, Inc. ("ASITF")

AB Trust ("ABT")

- AB Discovery Value Fund

- AB International Value Fund

- AB Value Fund

AB Unconstrained Bond Fund, Inc. ("AUBF")

AB Variable Products Series Fund, Inc. ("AVP")

- AB Balanced Wealth Strategy Portfolio

- AB Dynamic Asset Allocation Portfolio

- AB Global Thematic Growth Portfolio

- AB Growth Portfolio

- AB Growth and Income Portfolio

- AB Intermediate Bond Portfolio

- AB International Growth Portfolio

- AB International Value Portfolio

- AB Large Cap Growth Portfolio

- AB Real Estate Investment Portfolio

- AB Small Cap Growth Portfolio

- AB Small-Mid Cap Value Portfolio

- AB Value Portfolio

- AB Global Risk Allocation – Moderate Portfolio

Alliance California Municipal Income Fund, Inc. ("ACMIF")

AllianceBernstein Global High Income Fund, Inc. ("AGHIF")

AllianceBernstein National Municipal Income Fund, Inc. ("ANMIF")

The AB Portfolios ("TAP")

- AB All Market Total Return Portfolio

- AB Conservative Wealth Strategy

- AB Growth Fund

- AB Tax-Managed All Market Income Portfolio

- AB Tax-Managed Wealth Appreciation Strategy

- AB Wealth Appreciation Strategy

(the "AB Funds")

Sanford C. Bernstein Fund II, Inc. ("SCB II") -Bernstein Intermediate Duration Institutional Portfolio
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Bernstein Fund, Inc. ("Bernstein")

- International Strategic Equities Portfolio

- International Small Cap Portfolio

- Small Cap Core Portfolio

Sanford C. Bernstein Fund, Inc. ("SCB")

- California Municipal Portfolio

- Diversified Municipal Portfolio

- Emerging Markets Portfolio

- Intermediate Duration Portfolio

- International Portfolio

- New York Municipal Portfolio

- Overlay A Portfolio

- Overlay B Portfolio

- Short Duration Diversified Municipal Portfolio

- Short Duration Plus Portfolio

- Tax-Aware Overlay A Portfolio

- Tax-Aware Overlay B Portfolio

- Tax-Aware Overlay C Portfolio

- Tax-Aware Overlay N Portfolio

- Tax-Managed International Portfolio

(the "SCB Funds")

AB Multi-Manager Alternative Fund ("AMMAF")

[ABF, ACF, ACOF, ACS, ADGF, AEIF, AFIS, AGBF, AGREIF, TAP, AGRAF, AHIF, AInstF, ALCGF, AMIF, AMIF II, ARVF, ASGTF, ASITF, ABT, AUBF, AVP, SCB II, Bernstein, SCB and AMMAF are each a "Company."]

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PROXY STATEMENT

AB FUNDS, SCB FUNDS AND AB Multi-Manager Alternative Fund

1345 Avenue of the Americas

New York, New York 10105

JOINT MEETING OF SHAREHOLDERS

October 11, 2018

INTRODUCTION

This is a combined Proxy Statement for the Funds listed in the accompanying Notice of Joint Meeting of Shareholders (each a "Fund", and collectively, the "Funds"). Each of the Boards of Directors/Trustees (each a "Board" and collectively, the "Boards") is soliciting proxies for a Joint Meeting of Shareholders of each Fund (the "Meeting") to consider and vote on proposals that are being recommended by that Board for the Fund or Funds that is oversees. We refer to Directors or Trustees as, individually, a "Director" or collectively, the "Directors" for the purposes of this Proxy Statement.

The Funds are sending you this Proxy Statement to ask for your vote on the proposal or proposals affecting your Fund. The Funds will hold the Meeting at the offices of the Funds, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, on October 11, 2018 at 11:30 a.m., Eastern Time. The solicitation will be made primarily by mail and may also be made by telephone or through the Internet. It is expected that AllianceBernstein L.P., the investment adviser to the Funds (the "Adviser"), will bear the expenses of the printing and mailing of the proxy statements relating to the transactions arising from the Plan (as defined below), including the proxy solicitation costs, as well as the legal costs of Fund counsel relating thereto. The Notice of Joint Meeting of Shareholders, Proxy Statement, and Proxy Card are being mailed to stockholders on or about August 20, 2018.

Any stockholder or shareholder (each, a "stockholder" and together, the "stockholders") who owned shares of a Fund at the close of business on August 13, 2018 (the "Record Date") is entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. Each share is entitled to one vote. Appendix A sets forth the number of shares of each Fund issued and outstanding as of the Record Date. The Joint Meeting of Shareholders is designated as (i) the "Annual" shareholder meeting for all AB Funds (except for Alliance California Municipal Income Fund, Inc., AllianceBernstein Global High Income Fund, Inc. and AllianceBernstein National Municipal Income Fund, Inc.) and all SCB Funds and (ii) a "Special" shareholder meeting for all other Funds.

Important Notice Regarding Availability of Proxy Materials for the Shareholders' Meeting to be Held on Thursday, October 11, 2018. This Proxy Statement is available on the Internet at www.alliancebernstein.com/abfundsproxy.

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PROPOSAL ONE

ELECTION OF DIRECTORS

At the Meeting, stockholders of each Fund, except for ACMIF, AGHIF and ANMIF, will vote on the election of Directors of their Fund.[1] Unless otherwise noted herein, each Director elected at the Meeting will serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

The individuals identified below have been nominated for election as Directors of the Funds as indicated below. The nominees for each Fund, except for AMMAF, are all current members of their respective Boards.

Section 16 of the 1940 Act requires that fund directors must be elected by the holders of outstanding securities of a fund, with the exception that vacancies occurring between meetings may be filled in any otherwise legal manner so long as, immediately after a vacancy is filled, at least two-thirds of the directors were elected by security holders. In order to provide the Boards with the maximum flexibility to fill vacancies on the Board without the administrative burden and expense of calling a special meeting of stockholders, the Board of each Fund (except for AMMAF) believes it is appropriate for all current Directors to be submitted to stockholders for election.

For Funds other than SCB, Bernstein and AMMAF, each nominee was recommended for nomination by the Fund's Governance and Nominating Committee; for SCB and Bernstein, each nominee was recommended for nomination by the Fund's Governance, Nominating and Compensation Committee ("Governance Committee"). Each of these Committees, which, among other things, considers recommendations on nominations for Directors, reviewed the qualifications, experience, and background of the nominees. Based upon this review, each Committee recommended each nominee to the respective Board as a candidate for nomination as a Director. At meetings of Directors held on July 26, 2018 (SCB and Bernstein) and July 31-August 2, 2018 (Funds other than SCB, Bernstein and AMMAF), after discussion and further consideration of the matter, the Directors voted to nominate the nominees for election by shareholders.

Stockholders of AMMAF are being asked to elect new nominees as Directors. Currently, there are four Directors on the AMMAF Board, all of whom were elected by the Fund's initial stockholder before the Fund was offered publicly. Two of the current Directors (Mr. Carter F. "Terry" Wolfe, who is approaching the retirement age set by the AMMAF Board, and Mr. Christopher J. Bricker, whose role at the Adviser has changed) have expressed a desire to retire as Directors. The vacancies created by their retirement, however, could not both be filled by the AMMAF Board without AMMAF holding a meeting of stockholders. For the reasons discussed in more detail below, the Adviser recommended that, rather than the Board nominating two new Directors for election to the current AMMAF Board, the Board nominate the members of the Bernstein Board to serve as the Directors of AMMAF. This recommendation was based, in part, on the fact that the Bernstein Board oversees other registered investment companies primarily offered to clients of the Adviser's Bernstein Private Wealth Management division, which is the same distribution channel used for AMMAF.

______________

[1] ACMIF, AGHIF and ANMIF are closed-end funds and hold annual stockholder meetings for the purpose of electing Directors. All of the current Directors of these Funds have been previously elected by stockholders.

When AMMAF commenced operations in 2012, it was expected that AMMAF would be offered and sold to Bernstein private clients and through unaffiliated dealers through the Adviser's normal distribution channels. However, AMMAF has not been and is not being sold through unaffiliated dealers, and the Adviser has no current intention of offering AMMAF other than to private clients. Accordingly, the Adviser stated its belief that there may be efficiencies gained by having oversight of AMMAF vested in the Bernstein Board, which oversees other funds primarily intended for distribution to private clients. For example, the consolidation of AMMAF under the oversight of the Bernstein Board is expected to result in reductions in certain fund expenses, including director fees and expenses, insurance, counsel fees, administrative reimbursement costs and other operational expenses. An analysis comparing the expenses currently incurred by AMMAF with a pro forma estimate of expenses after the election of new directors assuming AMMAF was included in the SCB Fund complex was reviewed by the AMMAF Board. In addition, the Adviser reported that a single Board for both AMMAF and the SCB Funds may facilitate oversight of the Funds' service providers, a number of whom provide services to both AMMAF and the SCB Funds.

In addition to considering the Adviser's recommendation, AMMAF's Governance and Nominating Committee reviewed the qualifications, experience, and background of the nominees. Based upon this review, the Governance and Nominating Committee nominated each member of the Bernstein Board as a candidate for nomination as an Independent Director for AMMAF. At a meeting of Directors of AMMAF held on July 24, 2018, after discussion and further consideration of the matter, the Board voted to nominate the nominees for election by stockholders.

Unless contrary instructions are received, it is the intention of the persons named as proxies in the accompanying Proxy Card to vote in favor of the nominees named below for election as Directors.

All Funds Other Than SCB, Bernstein and AMMAF	SCB, Bernstein and AMMAF

Michael J. Downey	Kathleen Fisher
William H. Foulk, Jr.	Bart Friedman
Nancy P. Jacklin	R. Jay Gerken
Robert M. Keith	William Kristol
Carol C. McMullen	Debra Perry
Garry L. Moody	Donald K. Peterson
Marshall C. Turner, Jr.
Earl D. Weiner

Each nominee has consented to serve as a Director. The Boards of the Funds electing Directors know of no reason why any of the nominees would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Boards may determine, in its sole and absolute discretion.

Certain information concerning the Funds' nominees for Director is set forth below (nominees are referred to as Directors in the charts below).

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All Funds (Other Than SCB, Bernstein and AMMAF)

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

INDEPENDENT DIRECTORS
Marshall C. Turner, Jr.# Chairman of the Board 76 (1992)

Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.

		94	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey,# 74 (2005)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	94	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013
3

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

William H. Foulk, Jr.,# 85 (1990)

Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 to early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.

		94	None
Nancy P. Jacklin,# 70 (2006)

Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.

		94	None
4

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

Carol C. McMullen,# 62 (2016)

Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.

		94	None
Garry L. Moody,# 66 (2007)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	94	None
5

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

Earl D. Weiner,# 78 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director's Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	94	None
INTERESTED DIRECTOR
Robert M. Keith,+ 58 (2009)	Senior Vice President of the Adviser++ and the head of AllianceBernstein Investments, Inc. ("ABI")++ since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser's institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser's institutional investment management business, with which he had been associated since prior to 2004.	94	None

___________________________________________________
*	The address for each of the Fund's Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department – Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.
**	There is no stated term of office for the Funds' Directors. Mr. Foulk will retire from the Boards of all Funds effective December 31, 2018.
#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+ Mr. Keith is an "interested person", as defined in Section 2(a)(19) of the 1940 Act, of the Funds because of his affiliation with the Adviser.

++	The Adviser and ABI are affiliates of the Funds.
6

In addition to the public company directorships currently held by the Directors of the AB Funds, set forth in the table above, Mr. Turner was a director of SunEdison, Inc. (solar materials and power plants) since prior to 2013 until July 2014, Mr. Downey was a director of The Merger Fund (a registered investment company) from 1995 until 2013, and Mr. Moody was a director of Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) from August 2013 until January 2014.

Directors who are not "interested persons" of the Fund as defined in the 1940 Act, are referred to as "Independent Directors", and Directors who are "interested persons" of the Fund are referred to as "Interested Directors".

SCB, Bernstein and AMMAF

NAME, ADDRESS,* AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS AND OTHER INFORMATION	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY THE DIRECTOR	OTHER DIRECTORSHIPS HELD BY THE DIRECTOR DURING THE PAST FIVE YEARS

INTERESTED DIRECTOR***

Kathleen Fisher*** c/o AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 64 (SCB Fund: 2017) (Bernstein Fund: 2017)	Senior Vice President of the Adviser with which she has been associated since prior to 2013. She is the Head of Wealth and Investment Strategies of the Adviser's Bernstein Private Wealth Management unit since 2014, leading the team responsible for developing and communicating asset allocation advice and investment strategies for Bernstein's high-net-worth clients. Since 2013, Ms. Fisher has overseen research on investment planning and wealth transfer issues facing high-net-worth families, endowments and foundations. She has been a National Managing Director of Bernstein since 2009. She joined AB in 2001 as a Senior Portfolio Manager. Prior to joining AB, she spent 15 years at J.P. Morgan, most recently as a managing director advising banks on acquisitions, divestitures and financing techniques. Prior thereto, she held positions at both Morgan Stanley and at the Federal Reserve Bank of New York.	18	Southwestern Vermont Health Care; and Hildene—The Lincoln Family Home

7

NAME, ADDRESS,* AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS AND OTHER INFORMATION	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY THE DIRECTOR	OTHER DIRECTORSHIPS HELD BY THE DIRECTOR DURING THE PAST FIVE YEARS

INDEPENDENT DIRECTORS***

Debra Perry#^ Chairman of the Board of SCB and Bernstein 67 (SCB Fund: 2011) (Bernstein Fund: 2015)	Formerly, Senior Managing Director of Global Ratings and Research, Moody's Investors Service, Inc. (securities rating agency) from 2001 to 2004; Chief Administrative Officer, Moody's, from 1999 to 2001; Chief Credit Officer, Moody's, from 2000 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody's Corp., from 1996 to 1999; Earlier she held executive positions with First Boston Corporation and Chemical Bank.	18	Assurant, Inc. (2017 – present); Genworth Financial, Inc. (2016 – present); Korn/Ferry International (2008 – present); PartnerRe, from 2013-2016; Bank of America Funds Series Trust, from 2011-2016

R. Jay Gerken# 67 (SCB Fund: 2013) (Bernstein Fund: 2015)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC (investment adviser), and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the funds boards of the Citigroup Asset Management mutual funds from 2002 to 2005; Portfolio Manager and Managing Director, Smith Barney Asset Management from 1993 to 2001 and President & CEO, Directions Management of Shearson Lehman, Inc. from 1988 to 1993.	18	Cedar Lawn Corporation; Trustee of the New Jersey Chapter of The Nature Conservancy; Trustee of the United Methodist Foundation of New Jersey; and Associated Banc-Corp

William Kristol# 65 (SCB Fund: 1994) (Bernstein Fund: 2015)	Editor, The Weekly Standard since prior to 2013. He is a regular contributor on ABC's This Week and on ABC's special events and elections coverage, and appears frequently on other political commentary shows.	18	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; The Institute for the Study of War; and Defending Democracy Together

8

NAME, ADDRESS,* AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS AND OTHER INFORMATION	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY THE DIRECTOR	OTHER DIRECTORSHIPS HELD BY THE DIRECTOR DURING THE PAST FIVE YEARS

Bart Friedman# 73 (SCB Fund: 2005) (Bernstein Fund: 2015)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2013 (currently Senior Counsel).	18	Chair of the Audit Committee of The Brookings Institution; Chair of the Audit and Compensation Committees of Lincoln Center for the Performing Arts; and Ovid Therapeutics, Inc.

Donald K. Peterson#^ 68 (SCB Fund: 2007) (Bernstein Fund: 2015)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. (telecommunications equipment and services) from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies (telecommunications equipment and services) from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. from 1994 to 1995; Prior thereto he was at Nortel from 1976 to 1995.	18	Worcester Polytechnic Institute (Emeritus); Member of the Board of TIAA-CREF; and Member of the Board of TIAA-CREF Bank, FSB

___________________________________________________

*	The address for each of SCB/Bernstein Fund's Independent Directors is c/o AllianceBernstein L.P., Attn: Legal & Compliance Department – Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for each SCB/Bernstein Fund's Directors.

***	Ms. Fisher is an "interested person," as defined in the 1940 Act, because of her affiliation with the Adviser.

#	Member of each SCB/Bernstein Fund's Audit Committee and Independent Directors Committee and Governance, Nominating and Compensation Committee.

^	Member of each SCB/Bernstein Fund's Fair Value Pricing Committee.

9

The business affairs of each SCB Fund are managed under the oversight of the Bernstein Board. Directors who are not "interested persons" of each SCB Fund, as defined in the 1940 Act, are referred to as "Independent Directors," and Directors who are "interested persons" of each SCB Fund are referred to as "Interested Directors." Certain information concerning each SCB Fund's governance structure and each Director is set forth below.

All Funds (Other Than SCB, Bernstein and AMMAF)

Experience, Skills, Attributes, and Qualifications of the Funds' Directors. The Governance and Nominating Committee of each Fund's Board, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by stockholders at any annual or special meeting of stockholders. In evaluating a candidate for nomination or election as a Director the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Fund. Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.

Each Fund's Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of stockholders. The Board of each Fund has concluded that, based on each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

In determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board's conclusion that the Director should serve (or continue to serve) as trustee or director of the Fund, is provided in the table above and in the next paragraph.

1

Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the Fund's independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In addition to his or her service as a Director of the Fund and other AB Funds as noted in the table above: Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AB funds and as Chairman of a non-AB closed-end fund; Mr. Foulk has experience in the investment advisory and securities businesses, including as Deputy Comptroller and Chief Investment Officer of the State of New York (where his responsibilities included bond issuances, cash management and oversight of the New York Common Retirement Fund), has served as Chairman of the Independent Directors Committees from 2003 until early February 2014, served as Chairman of the AB Funds from 2003 through December 2013, and is active in a number of mutual fund related organizations and committees; Ms. Jacklin has experience as a financial services regulator as U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), and as a financial services lawyer in private practice and has served as Chair of the Governance and Nominating Committees of the AB Funds since August 2014; Mr. Keith has experience as an executive of the Adviser with responsibility for, among other things, the AB Funds; Ms. McMullen has experience as a management consultant and as a director of various private companies and nonprofit organizations, as well as extensive asset management experience at a number of companies, including as an executive in the areas of portfolio management, research, and sales and marketing; Mr. Moody has experience as a certified public accountant including experience as Vice Chairman and U.S. and Global Investment Management Practice Partner for a major accounting firm, is a member of both the governing council of an organization of independent directors of mutual funds and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds, and has served as a director or trustee and Chairman of the Audit Committees of the AB Funds since 2008; Mr. Turner has experience as a director (including Chairman and Chief Executive Officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships, and has served as Chairman of the AB Funds since January 2014 and Chairman of the Independent Directors Committees of such AB Funds since February 2014; and Mr. Weiner has experience as a securities lawyer whose practice includes registered investment companies and as director or trustee of various non-profit organizations and served as Chairman or Vice Chairman of a number of them, and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014. The disclosure herein of a director's experience, qualifications, attributes and skills does not impose on such director any duties, obligations, or liability that are greater than the duties, obligations and liability imposed on such director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

2

Board Structure and Oversight Function. The Board is responsible for oversight of that Fund. Each Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Fund's other service providers in the operations of that Fund in accordance with the Fund's investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Fund's charter and bylaws. The Board typically meets in-person at regularly scheduled meetings four times throughout the year. In addition, the Directors may meet in person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, the Board has established three standing committees – the Audit, Governance and Nominating, and Independent Directors Committees – and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

An Independent Director serves as Chairman of the Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that a Board's leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, each Fund is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

Risk Oversight. Each Fund is subject to a number of risks, including investment, compliance and operational risks, including cyber risks. Day-to-day risk management with respect to a Fund resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. The Board has charged the Adviser and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

Risk oversight forms part of a Board's general oversight of the Fund's investment program and operations and is addressed as part of various regular Board and committee activities. The Fund's investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Chief Risk Officer of the Adviser), the Fund's Chief Compliance Officer, the Fund's independent registered public accounting firm, the Adviser's internal legal counsel, the Adviser's Chief Compliance Officer and internal auditors for the Adviser, as appropriate, regarding risks faced by the Fund and the Adviser's risk management programs. In addition, the Directors receive regular updates on cyber security matters from the Adviser.

3

Not all risks that may affect a Fund can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund's goals. As a result of the foregoing and other factors a Fund's ability to manage risk is subject to substantial limitations.

Board Committees. Each Fund's Board has three standing committees – an Audit Committee, a Governance and Nominating Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating and Independent Directors Committees are identified above.

The function of the Audit Committee is to assist the Board in its oversight of each Fund's accounting and financial reporting policies and practices. The Audit Committee of the Board met three times during each Fund's most recently completed fiscal period.

The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board. The Governance and Nominating Committee of the Board met three times during each Fund's most recently completed fiscal period.

The Board has adopted a charter for its Governance and Nominating Committee. Pursuant to the charter, the Committee assists the Board in carrying out its responsibilities with respect to governance of the Fund and identifies, evaluates, selects and nominates candidates for the Board. The Committee may also set standards or qualifications for Directors and reviews at least annually the performance of each Director, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to the overall work of the Board and its committees, and whether there are health or other reasons that might affect the Director's ability to perform his or her duties. The Committee may consider candidates as Directors submitted by the Fund's current Board members, officers, the Adviser, stockholders and other appropriate sources.

Pursuant to the Charter, the Governance and Nominating Committee will consider candidates for nomination as a director submitted by a stockholder or group of stockholders who have beneficially owned at least 5% of the Fund's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating stockholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Funds not less than 120 days before the date of the proxy statement for the previous year's annual meeting of stockholders. If the Funds did not hold an annual meeting of stockholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Funds begin to print and mail its proxy materials. Public notice of such upcoming annual meeting of stockholders may be given in a stockholder report or other mailing to stockholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform stockholders.

4

Stockholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the stockholder or an associated person of the stockholder as defined below; (C) the class or series and number of all shares of a Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the stockholder believes that the candidate is or will be an "interested person" of the Funds (as defined in the 1940 Act) and, if believed not to be an "interested person", information regarding the candidate that will be sufficient for the Funds to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the stockholder's consent to be named as such by the Funds; (v) the class or series and number of all shares of a Fund owned beneficially and of record by the stockholder and any associated person of the stockholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Funds' record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the stockholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the stockholder. "Associated person of the stockholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the stockholder or (b) the associated person of the stockholder.

The Governance and Nominating Committee may require the stockholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the stockholder to serve on the Board. If the stockholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

The Governance and Nominating Committee will consider only one candidate submitted by such a stockholder or group for nomination for election at an annual meeting of stockholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Funds, and the candidate's ability to qualify as an Independent Director. When assessing a candidate for nomination, the Committee considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.

The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee of the Board met seven times during each Fund's most recently completed fiscal period.

5

SCB and Bernstein

Experience, Skills, Attributes, and Qualifications of the SCB/Bernstein Fund's Directors. Each SCB/Bernstein Fund's Governance Committee, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by stockholders at an annual or special meeting of stockholders. In evaluating a candidate for nomination or election as a Director, the Governance Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance Committee believes contributes to good governance for the applicable Fund. Additional information concerning each Governance Committee's consideration of Directors appears in the description of the Committee below.

The Board believes that, collectively, the Directors of SCB/Bernstein Funds have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each such Fund and protecting the interests of stockholders. Each Board has concluded that, based on each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified to serve as such.

In determining that a particular Director was qualified to serve as a Director, the Board considered a variety of criteria, none of which, in isolation, was controlling. In addition, each Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing committees) in concluding that each should serve as Director. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board's conclusion that each Director should serve as a Director of the applicable Fund, is provided in the table above and in the next paragraph.

Among other attributes and qualifications common to all Directors of the SCB/Bernstein Funds are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the applicable Fund's independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. While each Board does not have a formal, written diversity policy, the Board believes that an effective board consists of a diverse group of individuals who bring together a variety of complementary skills and perspectives. In addition to his or her service as a Director of each Fund: Ms. Fisher has business, finance and investment management experience as Head of Wealth and Investment Strategies of Bernstein Private Wealth Management of the Adviser; Mr. Friedman has a legal background and experience as a board member of various organizations; Mr. Gerken has investment management experience as a portfolio manager and executive officer, and experience as a board member; Mr. Kristol has a public and economic policy background and experience as a board member of various organizations; Ms. Perry has business and financial experience as a senior executive of various financial services firms focusing on fixed income research and capital markets and experience as a board member of various organizations; and Mr. Peterson has business and finance experience as an executive officer of public companies and experience as a board member of various organizations. The disclosure herein of a Director's experience, qualifications, attributes and skills does not impose on such Director any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such Director as a member of a Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

6

Board Structure and Oversight Function. The Board is responsible for oversight of the applicable SCB/Bernstein Fund. Each such Fund has engaged the Adviser to manage the Funds on a day-to-day basis. Each Board is responsible for overseeing the Adviser and the applicable Fund's other service providers in the operations of the Fund in accordance with the Fund's investment objectives and policies and otherwise in accordance with the Prospectus, the requirements of the 1940 Act, and other applicable Federal, state and other securities and other laws, and each Fund's charter and bylaws. The Board meets in-person at regularly scheduled meetings five times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, the Board has established four standing committees—the Audit Committee, the Governance Committee, the Fair Value Pricing Committee and the Independent Directors Committee—and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

An Independent Director serves as Chairman of the Board of the SCB/Bernstein Funds. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, communicating with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that the Board's leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the applicable Fund, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, each Fund is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

Risk Oversight. The Funds are subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Funds resides with the Adviser or other service providers (depending on the nature of the risk), subject to oversight by the Adviser. The Board has charged the Adviser and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Funds; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

Risk oversight forms part of each Board's general oversight of each Fund's investment program and operations and is addressed as part of various regular Board and committee activities. Each Fund's investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Funds' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by each Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Global Heads of Investment Risk and Trading Risk of the Adviser and representatives of various internal committees of the Adviser), each Fund's Chief Compliance Officer, each Fund's independent registered public accounting firm, the Adviser's internal legal counsel, and internal auditors for the Adviser, as appropriate, regarding risks faced by the Funds and the Adviser's risk management programs. In addition, the Directors receive regular updates on cyber-security matters.

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Not all risks that may affect the Funds can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of a Fund or the Adviser, its affiliates or other service providers. Because most of the Funds' operations are carried out by various service providers, including the Adviser, affiliates of the Adviser and third parties, the Board's oversight of the risk management processes of those service providers, including processes to address cybersecurity and other operational failures, is inherently limited. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve each Fund's goals. As a result of the foregoing and other factors the Funds' ability to manage risk is subject to substantial limitations.

Board Committees. The Board of the SCB/Bernstein Funds has four standing committees of the Board – an Audit Committee, a Governance Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit Committee, the Governance Committee, the Fair Value Pricing Committee and the Independent Directors Committee are identified above.

The function of the Audit Committee is to assist the Board in its oversight of the applicable Fund's financial reporting process. The Audit Committee met three times during each Fund's most recently completed fiscal year.

The functions of the Governance Committee are to nominate persons to fill any vacancies or newly created positions on each Board, to monitor and evaluate industry and legal developments with respect to governance matters and to review and make recommendations to each Board regarding the compensation of Directors and the Chief Compliance Officer. The Governance Committee met five times during each Fund's most recently completed fiscal year, four of which were in conjunction with Board meetings.

The Governance Committee has a charter and, pursuant to the charter, the Governance Committee will consider candidates for nomination as a director submitted by a stockholder or group of stockholders who have beneficially owned at least 5% of a Fund's common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating stockholder or group. To be timely for consideration by the Governance Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of a Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of stockholders. If a Fund did not hold any annual meeting of stockholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of an upcoming annual meeting of stockholders may be given in a stockholder report or other mailing to stockholders or by other means deemed by the Governance Committee or the Board to be reasonably calculated to inform stockholders.

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Stockholders submitting a candidate for consideration by the Governance Committee must provide the following information to the Governance Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the stockholder or an associated person of the stockholder as defined below; (C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the stockholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the stockholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the stockholder and any associated person of the stockholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the stockholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the stockholder. "Associated Person of the stockholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the stockholder or (b) the associated person of the stockholder.

The Governance Committee may require the stockholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the stockholder to serve on the applicable Board. If the stockholder fails to provide such other information in writing within seven days of receipt of written request from the Governance Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Governance Committee.

The Governance Committee will consider only one candidate submitted by such a stockholder or group for nomination for election at an annual meeting of stockholders. The Governance Committee will not consider self-nominated candidates. The Governance Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the applicable Fund, and the candidate's ability to qualify as an Independent Director. When assessing a candidate for nomination, the Governance Committee considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of each Board.

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The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by the applicable Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's NAV by more than $0.01 per share. The Fair Value Pricing Committee did not meet during each Fund's most recently completed fiscal year.

The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met five times during each Fund's most recently completed fiscal year, four of which were in conjunction with Board meetings.

Meetings of the Governance Committee and the Independent Directors Committee may take place during executive sessions of Board meetings and may not be formally designated as Committee meetings.

The Board of the SCB/Bernstein Funds has adopted a process for stockholders to send communications to the Board of their Fund. To communicate with the Board or an individual Director of a Fund, a stockholder must send a written communication to that Fund's principal office at the address listed in the Notice of Joint Meeting of Shareholders accompanying this Proxy Statement, addressed to the Board of that Fund or the individual Director. All stockholder communications received in accordance with this process will be forwarded to the Board or the individual Director to whom or to which the communication is addressed.

AMMAF

Experience, Qualifications, Attributes and Skills of the Director Nominees. The Governance and Nominating Committee (the "Nominating Committee") of AMMAF, which is comprised of Independent Directors, is responsible for reviewing the experience, qualifications, attributes and skills of potential candidates for nomination or election by the AMMAF Board, and conducted such a review in connection with the proposed nominees for election as Directors at the special meeting of stockholders (the "Director Nominees"). In evaluating a candidate for nomination or election, the Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Nominating Committee believes contributes to good governance for AMMAF. Each of the Director Nominees was recommended by the Adviser.

In considering the nomination of Director Nominees, the AMMAF Board considered the experience and backgrounds of the members of the Director Nominees, noting that the Bernstein Board (on which the Director Nominees serve) is comprised of a number of highly experienced and qualified individuals. The AMMAF Board noted that the Bernstein Board currently oversees 18 mutual fund portfolios with an aggregate net assets of approximately $37.7 billion as of June 30, 2018. The members of the Bernstein Board have served as such for an average of ten years, with the longest-serving director having served for 24 years. The AMMAF Board noted that the Bernstein Board is very familiar with the Adviser's private client business, including that Kathleen Fisher, an interested Director on the Bernstein Board, is the Head of Wealth and Investment Strategies for such business. The AMMAF Board also took into account the Adviser's representation that the transition of the AMMAF Board is not expected to have a material effect on the management and operations of AMMAF. The various employees of the Adviser who perform services for AMMAF (including the portfolio managers) are not expected to change; nor would AMMAF's various service providers, such as its custodian and administrator (State Street Bank and Trust Company), its transfer agent (AllianceBernstein Investor Services, Inc.) and its independent accountants (PricewaterhouseCoopers LLP).

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The AMMAF Board believes that each Director Nominee's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Director Nominees lead to the conclusion that each Director Nominee should serve as a Director. The AMMAF Board reviewed the background and experience of the Director Nominees and discussed their service as members of the Bernstein Board. The AMMAF Board discussed with the chairman of the Bernstein Board their process regarding oversight of service providers and their view of a board's role in risk management. In addition, one of the members of the AMMAF Board met with several other Director Nominees and discussed their service on the Bernstein Board and their potential service as Directors of AMMAF. The AMMAF Board noted the considerable knowledge of the Bernstein Board, its familiarity with the Adviser and the SCB Funds and its operations gained by each Director Nominee from his or her service as a member of the Bernstein Boards and their ability to efficiently oversee a diverse group of registered funds.

The AMMAF Board believes that, collectively, the Director Nominees have balanced and diverse experience, qualifications, attributes and skills, which will allow the Director Nominees to operate effectively in governing AMMAF and protecting the interests of stockholders. In determining whether a particular Director Nominee is qualified to serve as a Director, the Board considered a variety of criteria, none of which, in isolation, was controlling. In evaluating the Director Nominees, the AMMAF Board considered, among other things: Ms. Fisher has business, finance and investment management experience as Head of Wealth and Investment Strategies of Bernstein Private Wealth Management of AllianceBernstein L.P.; Mr. Friedman has a legal background and experience as a board member of various organizations; Mr. Gerken has investment management experience as a portfolio manager and executive officer, and experience as a board member; Mr. Kristol has a public and economic policy background and experience as a board member of various organizations; Ms. Perry has business and financial experience as a senior executive of various financial services firms focusing on fixed income research and capital markets and experience as a board member of various organizations; and Mr. Peterson has business and finance experience as an executive officer of public companies and experience as a board member of various organizations.

The AMMAF Board believes that the totality of the information it received regarding the Director Nominees supports the conclusion that each Director Nominee is qualified to serve as a Director of AMMAF. Based on these discussions, the Nominating and Governance Committee of AMMAF nominated each of the Director Nominees for election as Directors of AMMAF. The AMMAF Board recommends their election to stockholders of AMMAF. If elected, the Director Nominees will become Directors of AMMAF upon the resignation of the current AMMAF Board, expected to take place on (i) November 1, 2018, or (ii) December 11, 2018 (in the event of adjournment of the Meeting past November 1, 2018).

Current Board Structure and Oversight

The AMMAF Board is responsible for oversight of AMMAF and met in person or telephonically six times during the fiscal year ended March 31, 2018. The AMMAF Board has not adopted a specific policy regarding board members attendance at meetings of stockholders. Aside from the meeting of the initial stockholder at the inception of AMMAF, the Fund has not held any stockholder meetings.

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The Fund has engaged the Adviser to manage the Fund's portfolio on a day-to-day basis. The AMMAF Board is responsible for overseeing the Adviser and AMMAF's other service providers in accordance with the AMMAF's investment objective and policies and otherwise in accordance with the requirements of the 1940 Act, and other applicable federal, state and other securities and other laws, and AMMAF's Declaration of Trust and Bylaws. The AMMAF Board meets in-person periodically throughout the year. The Independent Directors also regularly meet without the presence of any representatives of management. The AMMAF Board has established two standing committees — the Audit Committee and the Nominating Committee — and may establish ad hoc committees or working groups from time to time, to assist the AMMAF Board in fulfilling its oversight responsibilities.

Each committee is comprised exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

An Independent Director serves as Chairman of the AMMAF Board. The Chairman's duties include setting the agenda for each AMMAF Board meeting in consultation with management, presiding at each AMMAF Board meeting, communicating with management between AMMAF Board meetings, and facilitating communication and coordination between the Independent Directors and management. The AMMAF Directors have determined that the AMMAF Board's leadership by an Independent Director and its committees comprised exclusively of Independent Directors is appropriate because they believe it sets the proper tone for the relationships between AMMAF, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the AMMAF Board's independent judgment in evaluating and managing the relationships.

AMMAF is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to AMMAF resides with the Adviser or other service providers (depending on the nature of the risk) subject to supervision by the Adviser. The AMMAF Board has charged the Adviser and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on AMMAF; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to reduce the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

Risk oversight forms part of the AMMAF Board's general oversight of the AMMAF's investment program and operations and is addressed as part of various regular Board and committee activities. AMMAF's investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from AMMAF's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the AMMAF Board and the Audit Committee. The Directors expect to receive reports from, among others, management, the AMMAF's Chief Compliance Officer, the AMMAF's independent registered public accounting firm, and internal auditors for the Adviser, as appropriate, regarding risks faced by AMMAF and the Adviser's risk management programs.

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Not all risks that may affect AMMAF can be identified, nor can controls be developed to eliminate or mitigate the occurrence or effects of certain risks. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of AMMAF or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve AMMAF's goals. As a result of the foregoing and other factors AMMAF's ability to manage risk is subject to substantial limitations.

The AMMAF Board has two standing committees — an Audit Committee and the Nominating Committee. Each of the Committees is comprised solely of Independent Directors. Additional information about the committees is provided below.

Audit Committee. The principal responsibilities of the Audit Committee are oversight of AMMAF's financial reporting process and the appointment, compensation and oversight of AMMAF's independent registered public accounting firm. In this regard, the Audit Committee is responsible for meeting with the independent accountants and AMMAF's management to discuss the results of audits of AMMAF's financial statements and any matters of concern relating to such financial statements. The AMMAF Board has adopted a written charter for the Audit Committee. The Audit Committee held three meetings during the AMMAF's fiscal year ended March 31, 2018.

Nominating Committee. The principal functions of the Nominating Committee are to nominate persons to fill any vacancies or newly created positions on the AMMAF Board, to monitor and evaluate industry and legal developments with respect to governance matters and to review and make recommendations to the Board regarding the compensation of Directors. The AMMAF Board has adopted a written charter for the Nominating Committee.

While the Nominating Committee is solely responsible for the selection and nomination of AMMAF's Independent Directors, the Nominating Committee may consider nominations for the office of director made by stockholders or by fund management, as it deems appropriate. Stockholders who wish to recommend a nominee should send to the Secretary of AMMAF a nomination submission that includes, among other matters set forth in AMMAF's Bylaws, all information relating to the recommended nominee that is required to be disclosed in a solicitation or proxy statement for the election of directors. Nomination submissions must be accompanied by a written consent of the recommended nominee to stand for election if nominated by the AMMAF Board and to serve if elected by stockholders. Except as may be provided in the Bylaws from time to time, the AMMAF Board has not adopted any specific minimum qualifications that the Nominating Committee believes must be met by a nominee for the board or any specific qualities or skills that are necessary for a nominee to possess. The Nominating Committee held one meeting during AMMAF's fiscal year ended March 31, 2018.

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A stockholder seeking to nominate a director to the AMMAF Board must provide AMMAF with a notice that sets forth (i) as to each individual whom the stockholder proposes to nominate for election or reelection as a Director, (A) the name, age, business address and residence address of such individual, (B) the class, series and number of any shares of AMMAF that are beneficially owned by such individual, (C) the date such shares were acquired and the investment intent of such acquisition, (D) whether such stockholder believes any such individual is, or is not, an "interested person" of the Fund, as defined in the 1940 Act and information regarding such individual that is sufficient, in the discretion of the Directors or any authorized officer of AMMAF, to make such determination and (E) all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of Directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder; (ii) as to the stockholder giving the notice and any Shareholder Associated Person (defined below), the class, series and number of all shares which are owned by such stockholder and by such Shareholder Associated Person, if any, and the nominee holder for, and number of, shares owned beneficially but not of record by such stockholder and by any such Shareholder Associated Person; (iii) as to the stockholder giving the notice and any Shareholder Associated Person, the name and address of such stockholder, as they appear on AMMAF's share ledger and current name and address, if different, and of such Shareholder Associated Person; and (iv) to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the nominee for election or reelection as a Director or the proposal of other business on the date of such stockholder's notice.

"Shareholder Associated Person" of any stockholder shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares owned of record or beneficially by such stockholder and (iii) any person controlling, controlled by or under common control with such Shareholder Associated Person.

Upon written request by the Secretary or the Directors or any committee thereof, any stockholder proposing a nominee for election as a Director or any proposal for other business at a meeting of stockholders shall provide, within five business days of delivery of such request (or such other period as may be specified in such request), written verification, satisfactory, in the discretion of the Directors or any authorized officer of AMMAF, to demonstrate the accuracy of any information submitted by the stockholder as hereby described. If a stockholder fails to provide such written verification within such period, the information as to which written verification was requested may be deemed not to have been provided as described herein and in accordance with AMMAF's By-Laws. Nomination submissions must be accompanied by a written consent of the recommended nominee to stand for election if nominated by the Board and to serve if elected by stockholders.

Only such individuals who are nominated as hereby described and in accordance with AMMAF's By-Laws shall be eligible for election by stockholders as Directors. The chairperson of the meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, as described herein and in accordance with AMMAF's By-Laws.

Notwithstanding the foregoing, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters described herein.

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Other Information

Additional information on Proposal One, including information on the principal officers of the Funds, nominee ownership of Fund shares and Board compensation, is included in Appendix B (Additional Information on Proposal One) and Appendix C (Independent Registered Public Accounting Firm).

The Board of each Fund unanimously recommends that the stockholders vote "FOR" each of the nominees to serve as a Director of the applicable Fund. The election of each nominee requires the affirmative vote of a plurality of the votes cast for each Company.

PROPOSAL TWO

APPROVAL OF Investment Advisory AgreementS

Background

AXA S.A. ("AXA") is a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies. AXA Equitable Holdings, Inc., a Delaware corporation ("AXA Equitable"), is a majority-owned subsidiary of AXA and an indirect parent of AllianceBernstein Corporation, the general partner of the Adviser. AXA Equitable also indirectly holds a majority of the outstanding partnership interests of the Adviser.

AXA formerly owned all of the outstanding shares of common stock of AXA Equitable. On May 10, 2017, AXA announced its intention to sell a minority stake of AXA Equitable, an entity through which AXA owns its indirect interest in the Adviser, via an initial public offering ("IPO") and listing of AXA Equitable's shares of common stock on the New York Stock Exchange. On November 13, 2017, AXA Equitable filed a Form S-1 with the SEC, confirming the May 2017 announcement. On May 10, 2018, the shares of common stock of AXA Equitable were listed and commenced trading (NYSE: EQH), and on May 14, 2018, AXA sold approximately 24.5% of the outstanding shares of AXA Equitable at $20.00 per share. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the "MxB Notes") due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA's option upon the occurrence of certain events. If, for example, there were no further sales by AXA Equitable or AXA of shares of common stock of AXA Equitable, upon exchange of the MxB Notes, AXA would continue to own approximately 64% of the shares of common stock of AXA Equitable ("Shares"). AXA has publicly announced, however, its plans to divest its remaining ownership interest in AXA Equitable over time in one or more transactions, subject to market conditions (the "Plan").

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Currently, the Adviser and its affiliates do not anticipate that the Plan will have a material impact on the Adviser or any affiliates of the Adviser that provides services to the Funds with respect to the following: operations, personnel, organizational structure; capitalization, or financial and other resources. The Adviser's current leadership and key investment teams are expected to stay in place, and no change in senior management's strategy for the Adviser is anticipated as a result of the implementation of the Plan. Notwithstanding the foregoing, it is possible that the completion of the Plan, whether implemented through public offerings or other means, could create the potential for disruption to the businesses of AXA Equitable and its subsidiaries. AXA Equitable, today and in the future as a stand-alone entity, is a publicly held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934 (the "Exchange Act") as well as other U.S. government and state regulations applicable to public companies that it was not subject to prior to the IPO. The Plan may be implemented in phases. During the time that AXA retains a controlling interest in AXA Equitable, circumstances affecting AXA, including restrictions or requirements imposed on AXA by European and other authorities, may also affect AXA Equitable. A failure to implement the Plan could create uncertainty about the nature of the relationship between AXA Equitable and AXA, and could adversely affect AXA Equitable and its subsidiaries including the Adviser.

Completion of the Plan is subject to certain regulatory approvals, including the registration of shares to be sold publicly as well as the listing of those shares on the New York Stock Exchange, and other conditions, including market conditions prevailing at the time of its implementation. If the Plan is completed, AXA Equitable will no longer be a subsidiary of AXA. AXA Equitable is expected to remain the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser.

This planned divestment gives rise to the proposal.

The Funds are subject to Section 15 of the Investment Company Act of 1940, as amended (the "1940 Act"). Section 15 provides that any investment advisory agreement with a registered investment company such as a Fund, including any sub-advisory agreement, must terminate automatically upon its "assignment," which includes any transfer of a controlling block of outstanding voting securities of an investment adviser or the parent company of an investment adviser. Such transfer is often referred to as a "Change of Control Event."

Whether or not a particular sale of Shares by AXA results in a Change of Control Event depends on the facts and circumstances of the sale, and the law is not clear as to whether an assignment would ever occur in the case of implementation of the Plan. Also, a Change of Control Event may not occur if AXA continues to hold more than 25% of the Shares and if no single person or group acting together gains "control" (as defined in the 1940 Act) of AXA Equitable.

It is anticipated that one or more of the transactions contemplated by the Plan could be deemed a Change of Control Event resulting in the automatic termination of the investment advisory and sub-advisory agreements ("Current Agreements"). In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Boards have approved new investment advisory agreements with the Adviser, as well as a new sub-advisory agreement for those Funds with existing sub-advisory agreements, in connection with the Plan. Stockholders are being asked to approve the new investment advisory agreements with the Adviser approved by the Boards (collectively, such new advisory agreements, the "Proposed Agreements"), which would be effective after the first Change of Control Event that occurs after stockholder approval. These agreements are described in Proposal Two of the Proxy Statement.

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As part of Proposal Two, stockholders are also voting to approve any future advisory agreements ("Future Agreements") if there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreements after the first Change of Control Event. Stockholder approval will be deemed to apply to Future Agreements only if: (1) no single person or group acting together gains "control" (as defined in the 1940 Act) of AXA Equitable; (2) the Boards approve the Future Agreements; and (3) the Future Agreements would not be materially different from the Proposed Agreements that are described in this Proxy Statement. The Future Agreements would be deemed effective upon the closing of the subsequent transaction that constitutes a Change of Control Event.

Stockholders are asked to vote on approval of Future Agreements as part of the same vote on the Proposed Agreements, which Proposed Agreements have been authorized and approved by the Boards and which are described later in this Proxy Statement. This is because the first Change of Control Event and subsequent Change of Control Events will be incremental related steps that are part of the same Plan that would lead to the full divestiture of Shares by AXA. Under the circumstances described above, seeking a single stockholder vote for the Proposed Agreements and Future Agreements will allow the Funds to maintain the uninterrupted services of the Adviser and sub-adviser (where applicable) without the need for additional stockholder approval and additional proxy statements, which would describe the same or substantially similar facts as this Proxy Statement.

If there is a change from the facts described in this Proxy Statement that is material to stockholders of the Funds in the context of a vote on an advisory or sub-advisory agreement, any stockholder approval received at the Meeting would no longer be valid to approve Future Agreements that would otherwise be approved in the event of subsequent Change of Control Events. This judgment will be made by the Adviser in consultation with Fund counsel and reviewed by the Boards. If the advisory agreements were to terminate without valid stockholder approval, the Boards and the stockholders of each Fund may be asked to approve new advisory agreements to permit the Adviser to continue to provide services to the Funds.

The Adviser anticipates that the conditions of Section 15(f) will be complied with in connection with offerings of the Shares pursuant to the Plan. Section 15(f) provides, in pertinent part, that affiliated persons of an adviser may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such an adviser which results in an assignment of an investment advisory or sub-advisory agreement if, for a period of three years after the time of such a transaction, at least 75% of the members of the board of any investment company which it oversees are not "interested persons" (as defined in the 1940 Act) of the new or old investment adviser; and, if, for a two-year period, there is no "unfair burden" imposed on any such investment company as a result of the transaction. The Boards currently satisfy the 75% requirement of Section 15(f) and the Adviser has represented to the Boards that it will use its best efforts to ensure its and its affiliates' compliance with the unfair burden condition for so long as the requirements of Section 15(f) apply.

Discussion

At the Meeting, stockholders of each Fund will be asked to approve new investment advisory agreements with the Adviser (each, a "Proposed Agreement") to ensure that existing investment advisory services can continue uninterrupted through the implementation of the Plan. A general description of each Proposed Agreement is included below.

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As discussed above in the section entitled "Background," the Plan may result in one or more Change of Control Events, each of which would result in the automatic termination of the advisory agreement for each Fund with the Adviser. Therefore, in addition to the Proposed Agreement, as part of this Proposal Two, stockholders are also voting to approve any future advisory agreement ("Future Agreement") if, as a result of future Change of Control Events that occur in connection with the Plan, the Proposed Agreement terminates. Stockholder approval will be deemed to apply to Future Agreements only if: (1) no single person or group acting together gains "control" (as defined in the 1940 Act) of AXA Equitable; (2) the Board approves the Future Agreements; and (3) the Future Agreements are not materially different from the Agreements that are described in this Proxy Statement. These Future Agreements would be deemed effective upon the closing of a transaction that constitutes a Change of Control Event.

At in-person Board meetings (each, a "Board Meeting") held on July 24, 2018, July 26, 2018 and July 31-August 2, 2018 for the Board of AMMAF (the "AMMAF Board"), each Board of SCB and Bernstein (the "Bernstein Boards") and the Boards of the AB Funds (the "AB Funds Boards"), respectively, the Adviser presented its recommendation that each Board consider and approve the Proposed Agreements and approve for submission to stockholders the Future Agreements for the Fund or Funds it oversees. Each of the Boards approved the Proposed Agreements for that Fund or Funds it oversees at the Board Meeting, and recommended that stockholders of those Funds vote to approve the Proposed Agreements and the Future Agreements at the Meeting. The factors that the Board considered in approving the Proposed Agreements are set forth below under "Board Consideration of the Proposed Agreements" and in appendices to this Proxy Statement. Accordingly, the Board of each Fund recommended approval of the Proposed Agreement by stockholders of that Fund, as discussed in this Proxy Statement.

The Adviser

The Adviser is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of June 30, 2018 totaling approximately $540 billion (of which over $110 billion represented assets of registered investment companies). As of June 30, 2018, the Adviser managed retirement assets for many of the largest public and private employee benefit plans in the United States (including 15 of the nation's FORTUNE 100 companies), for public employee retirement funds across 50 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 29 registered investment companies managed by the Adviser, comprising approximately 112 separate investment portfolios, had as of June 30, 2018 approximately 2.4 million stockholder accounts.

As of June 30, 2018, the direct ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:

AXA Equitable Holdings and its subsidiaries	63.3%
AllianceBernstein Holding L.P.	35.9%
Unaffiliated holders	0.8%
100.0%

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As of June 30, 2018, EQH owns approximately 3.8% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in AB Holding ("AB Holding Units"). AllianceBernstein Corporation (an indirect wholly-owned subsidiary of EQH, "GP") is the general partner of both AB Holding and AB. The GP owns 100,000 general partnership units in AB Holding and a 1% general partnership interest in AB.

Including both the general partnership and limited partnership interests in AB Holding and AB, EQH and its subsidiaries have an approximate 64.7% economic interest in AB as of June 30, 2018.

The names and principal occupations of the Adviser's chief executive officer (also a director) and directors are set forth below. Unless otherwise indicated, the business address of each person listed below is 1345 Avenue of the Americas, New York, NY 10105.

NAME	PRINCIPAL OCCUPATION
Seth Bernstein	President and Chief Executive Officer of the Adviser and Director of the General Partner of the Adviser.

Robert Zoellick	Chairman of the Board of the General Partner of the Adviser.

Paul Audet	Founding and Managing Member of Symmetrical Ventures, LLC, a venture capital firm specializing in growth capital investments in the technology sector. Director of the General Partner of the Adviser.

Ramon de Oliveira	Director of the General Partner of the Adviser.

Denis Duverne	Director of the General Partner of the Adviser. Chairman of the Board of AXA.

Barbara Fallon-Walsh	Director of the General Partner of the Adviser.

Daniel Kaye	Director of the General Partner of the Adviser.

Shelley Leibowitz	Director of the General Partner of the Adviser. Founder of SL Advisory, which advises senior executives and boards of directors in the areas of technology oversight and cybersecurity best practices.

Anders Malmstrӧm	Director of the General Partner of the Adviser. Chief Financial Officer of AXA Equitable.

Das Narayandas	Director of the General Partner of the Adviser. Edsel Bryant Ford Professor of Business Administration at Harvard Business School.

Mark Pearson	Director of the General Partner of the Adviser. Chairman and Chief Executive Officer of AXA Equitable.

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Description of the Proposed Agreements and Future Agreements

The description of each Proposed Agreement that follows is qualified entirely by reference to the applicable form of each type of Proposed Agreement included in Appendix D to this Proxy Statement. Each Fund to which the respective form relates is also set forth in Appendix D. For purposes of this subsection, references to the Proposed Agreement of a Fund include the Future Agreement for that Fund. Each Proposed Agreement is identical in all material respects to the applicable Current Agreement, except that it reflects a new effective date, as the Proposed Agreement would become effective after the first Change of Control Event that occurs after stockholder approval, except that in the case of a Future Agreement, the Agreement would become effective upon a subsequent Change of Control Event. The material terms of each Proposed Agreement are discussed in more detail below.

Contractual Management Fees

No change in the contractual management fees for the Funds is proposed in connection with Proposal Two. Appendix E includes the fee schedules for each Fund and provides information on the fees paid to the Adviser by each registered investment company with an investment objective similar to the investment objectives of the Funds.

Services

No change to the advisory services provisions of the Current Agreements is proposed in connection with Proposal Two.

>	All Funds (other than AB Multi-Manager Select Retirement Allocation Fund, AB Multi-Manager Select 2010 Fund, AB Multi-Manager Select 2015 Fund, AB Multi-Manager Select 2020 Fund, AB Multi-Manager Select 2025 Fund, AB Multi-Manager Select 2030 Fund, AB Multi-Manager Select 2035 Fund, AB Multi-Manager Select 2040 Fund, AB Multi-Manager Select 2045 Fund, AB Multi-Manager Select 2050 Fund, AB Multi-Manager Select 2055 Fund, (the "Select Retirement Funds"))

Each Proposed Agreement (other than the Select Retirement Funds Agreements) provides that the Adviser will, subject to the oversight of the Directors and in accordance with the Fund's prospectus, manage the investment and reinvestment of the assets of the Fund and administer its affairs. In this regard, it is the responsibility of the Adviser to make investment and reinvestment decisions for each Fund and to place the purchase and sale orders for each Fund. The Adviser provides research and advice, continuously supervises the investment portfolio of each Fund and pays the costs of certain clerical and administrative services involved in portfolio management.

>	Select Retirement Funds

The Proposed Agreement for the Select Retirement Funds specifically provides that the Adviser will make decisions with respect to all purchases and sales of securities in each Fund except to the extent the Adviser has delegated investment discretion to one or more permitted sub-advisers. The Proposed Agreement also contains provisions relating to the Adviser's oversight of sub-advisers.

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Appointment of Sub-Advisers

>	Select Retirement Funds

The Adviser has obtained an exemptive order (the "Order") from the SEC, which permits the Adviser, subject to the supervision and approval by the Directors of the Funds and certain other conditions contained in the Order, to enter into sub-advisory agreements with unaffiliated sub-advisers, and to materially amend or terminate those agreements, in each case without seeking the approval of the Funds' stockholders.

The Adviser has retained Morningstar Investment Management LLC ("Morningstar") as sub-adviser to the Select Retirement Funds. Morningstar is located at 22 West Washington Street, Chicago, Illinois 60602. The current sub-advisory agreement (the "Current Sub-Advisory Agreement") would automatically terminate upon a Change of Control Event. The Directors of the Select Retirement Funds have approved a new sub-advisory agreement (the "New Sub-Advisory Agreement") between the Adviser and Morningstar. If stockholders of the Select Retirement Funds approve the Proposed Agreement, the New Sub-Advisory Agreement relating to the Funds will take effect upon a Change of Control Event. Stockholder approval of the New Sub-Advisory Agreement is not required. If no Change of Control Event occurs, the New Sub-Advisory Agreement will not go into effect and the Current Sub-Advisory Agreement will continue in effect. The terms of the New Sub-Advisory Agreement are identical to the Current Sub-Advisory Agreement, except for the effective and termination dates.

Reimbursement of Administrative Expenses

No change to the expense reimbursement provisions of the Current Agreements is proposed in connection with Proposal Two.

>	All Funds (other than AB All Market Total Return Portfolio, AB Conservative Wealth Strategy, AGHIF, AB Growth Fund, AMMAF, AB Tax-Managed All Market Income Portfolio, the ACS Funds, Select Retirement Funds and SCB)

The Proposed Agreements for these Funds include a provision for the reimbursement to the Adviser of the costs of certain administrative services, including clerical, accounting, legal and other services, that the Adviser provides to the Funds at the request of the Funds.

>	The ACS Funds, SCB, AB Growth Fund, AB All Market Total Return Portfolio, AB Conservative Wealth Strategy, AB Tax-Managed All Market Income Portfolio and the Select Retirement Funds

The Proposed Agreements for these Funds do not contain a reimbursement provision.

>	AMMAF

While the Proposed Agreement for AMMAF does not contain a reimbursement provision, AMMAF has entered into a separate Administrative Reimbursement Agreement with the Adviser pursuant to which AMMAF reimburses the Adviser for certain administrative services at cost. The Administrative Reimbursement Agreement is not affected by a Change of Control Event.

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>	AGHIF

The Proposed Agreement for AGHIF does not include a reimbursement provision, because certain administrative and other services are provided by the Adviser pursuant to a separate administration agreement.

Appendix F includes information on the amounts paid by the Funds to the Adviser with respect to the administrative services described above during the most recent fiscal year of each Fund, as applicable.

Other Expenses

No change to the "Other Expense" provisions of the Current Agreements is proposed in connection with Proposal Two.

>	All Funds (other than TAP Funds, ACS Funds, AGHIF, AMMAF, ACMIF, ANMIF, SCB, Bernstein Funds, and Select Retirement Funds)

The Proposed Agreements for these Funds provide that each Fund is responsible for the payment of various expenses, including: (a) custody, transfer and dividend disbursing expenses; (b) fees of Directors who are not affiliated persons of the Adviser; (c) legal and auditing expenses; (d) clerical, accounting and other office costs; (e) the cost of certain personnel, who may be employees of the Adviser or its affiliates, that provide clerical, accounting and other services to such Fund; (f) costs of printing prospectuses and stockholder reports; (g) the cost of maintenance of corporate existence; (h) interest charges, taxes, brokerage fees and commissions; (i) costs of stationary and supplies; (j) expenses and fees related to registration and filing with the Securities and Exchange Commission (the "SEC") and with state regulatory authorities; and (k) promotional expenses paid pursuant to any Rule 12b-1 Plan.

The Proposed Agreement for ADGF is substantially similar to the other Proposed Agreements described in this paragraph, except that it also provides that ADGF shall pay the allocated portion of the fees of any trade association of which ADGF may be a member, the cost of stock certificates representing shares of ADGF, and all expenses of stockholders' and directors' meetings.

>	The TAP Funds

The Proposed Agreements for the TAP Funds do not enumerate the expenses (other than the management fee under the Proposed Agreement) payable by the TAP Funds. The registration statement of the TAP Funds discloses that the TAP Funds pay certain other costs including: (a) brokerage and commission expenses; (b) federal, state and local taxes, including issue and transfer taxes incurred by or levied on a TAP Fund; (c) interest charges on borrowing; (d) fees and expenses of registering the shares of the TAP Funds under the federal securities laws and of qualifying shares of the TAP Funds under applicable state securities laws including expenses attendant upon renewing and increasing such registrations and qualifications; (e) expenses of printing and distributing the TAP Funds' prospectuses and other reports to stockholders; (f) costs of proxy solicitations; (g) transfer agency fees; (h) charges and expenses of the TAP Funds' custodian; (i) compensation of the TAP Funds' officers, Directors and employees who do not devote any part of their time to the affairs of the Adviser or its affiliates; (j) costs of stationery and supplies; and (k) such promotional expenses as may be contemplated by the distribution services agreement.

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>	The ACS Funds

The Proposed Agreements for the ACS Funds provide that the ACS Funds will be responsible for the payment of the following expenses: (a) taxes, if any, levied against ACS or the ACS Funds; (b) brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the ACS Funds; (c) costs, including any interest expenses, of borrowing money and (except with respect to AB Corporate Income Shares) other leveraging methods; (d) extraordinary expenses, including extraordinary legal expenses and expenses incurred in connection with litigation, proceedings, or other claims and/or legal obligations of ACS to indemnify its directors, officers, employees, stockholders, distributors and agents with respect thereto; and (e) ACS's organizational and offering expenses to the extent authorized by the Directors, and any other expenses that are capitalized in accordance with generally accepted accounting principles. The Adviser is responsible under the Proposed Agreements for the ACS Funds for certain expenses incurred by the ACS Funds required to be included as "other expenses" for purposes of the registration statement, including: (a) expenses of the independent public accountant, (b) expenses of the transfer agent(s), registrar, dividend disbursing agent(s) and stockholder recordkeeping services, (c) expenses of the custodian, including any recordkeeping services provided by the custodian, (d) expenses relating to obtaining quotations for calculating the value of an ACS Fund's net assets, (e) expenses relating to the preparation of such reports and other materials as may reasonably be requested by the Directors, (f) expenses relating to the maintenance of ACS's tax records, (g) expenses, including expenses relating to the procurement of legal services, incident to meetings of stockholders, the preparation and mailing of prospectuses and reports to stockholders, the filing of reports with regulatory bodies, the maintenance of ACS's existence and qualification to do business and the registration of shares with federal and state securities authorities, (h) fees and expenses of ACS's directors and officers, and the fees and expenses of any legal counsel or any other persons engaged by such persons in connection with the discharge of their duties as trustees or officers, (i) costs of printing certificates representing ACS's shares, (j) ACS's pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act or other insurance premiums, and (k) association membership dues.

>	AGHIF

The Proposed Agreement for AGHIF provides that AGHIF is responsible for the payment of various expenses, including the following: (a) brokerage and commission expenses; (b) federal, state, local and foreign taxes, including issue and transfer taxes incurred by or levied on AGHIF; (c) interest charges on borrowings; (d) organizational and offering expenses, whether or not advanced by the Adviser; (e) the cost of certain personnel providing certain services to AGHIF; (f) fees and expenses of registering AGHIF's shares under the appropriate federal securities laws and of qualifying AGHIF's shares under applicable state securities laws; (g) fees and expenses of listing and maintaining the listing of AGHIF's shares on any national securities exchange; (h) expenses of printing and distributing reports to stockholders; (i) costs of proxy solicitation; (j) charges and expenses of AGHIF's administrator, custodian and registrar, transfer agent and dividend disbursing agent; (k) compensation of AGHIF's officers, directors and employees who do not devote any part of their time to the affairs of the Adviser or the affairs of affiliates of the Adviser other than AGHIF; (1) legal and auditing expenses; (m) the cost of stock certificates representing shares of AGHIF's stock; and (n) costs of stationery and supplies.

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>	AMMAF

The Proposed Agreement for AMMAF provides that AMMAF is responsible for the payment of various expenses, including the following: (a) brokerage and commission expenses; (b) Federal, state, local and foreign taxes, including issue and transfer taxes, incurred by or levied on AMMAF; (c) interest charges on borrowings; (d) AMMAF's organizational and offering expenses, whether or not advanced by the Adviser; (e) fees and expenses of registering AMMAF's shares under the appropriate Federal securities laws and of qualifying AMMAF's shares under applicable state securities laws; (f) fees and expenses of listing and maintaining the listing of AMMAF's shares on any national securities exchange; (g) expenses of printing and distributing AMMAF's prospectuses and reports to stockholders; (h) costs of proxy solicitations; (i) charges and expenses of AMMAF's administrator(s) (including the Adviser's charges under the Administrative Reimbursement Agreement), custodian, and transfer and dividend disbursing agent and registrar of shares; (j) compensation of the Fund's officers, Directors and employees who do not devote any part of their time to the Adviser's affairs or the affairs of the Adviser's affiliates other than AMMAF; (k) legal and auditing expenses; (l) payment of all investment advisory fees (including the fees payable to the Adviser under the Proposed Agreement); (m) fee and charges of any third parties providing due diligence reviews of the operations of investment managers of AMMAF's potential and actual investments and the travel costs of the Adviser's personnel in connection with such reviews; (n) costs of stationery and supplies; and (o) costs of periodic offers to repurchase AMMAF's shares.

>	ACMIF and ANMIF

The Proposed Agreements for ACMIF and ANMIF provide that the applicable Fund is responsible for the payment of various expenses, including the following: (a) brokerage and commission expenses; (b) federal, state, local and foreign taxes, including issue and transfer taxes incurred by or levied on the Fund; (c) interest charges on borrowings; (d) organizational and offering expenses, whether or not advanced by the Adviser; (e) the cost of certain personnel providing certain services to the Fund; (f) fees and expenses of registering shares of the Fund under the appropriate federal securities laws and of qualifying shares of the Fund under applicable state securities laws; (g) fees and expenses of listing and maintaining the listing of shares of the Fund on any national securities exchange; (h) the costs of maintaining the Fund's existence as a Maryland corporation and the Fund's authority to do business in New York; (i) expenses of printing and distributing reports to stockholders; (j) costs of proxy solicitation; (k) charges and expenses of the Fund's custodians and registrar, transfer and dividend disbursing agent; (1) compensation of the Fund's directors who are not affiliated with the Adviser; (m) legal and auditing expenses; (n) the cost of stock certificates representing shares of the Fund's common stock; and (o) clerical, accounting and other office costs.

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>	SCB

The Proposed Agreements for SCB provide that the SCB Funds are responsible for the payment of various expenses, including the following: (a) the fees payable to the Adviser under the Agreement and the Shareholder Servicing and Administrative Agreement; (b) the fees and expenses of Directors who are not affiliated with the Adviser; (c) the fees and expenses of the SCB Funds' custodian and transfer agent including but not limited to fees and expenses relating to Fund accounting, pricing of the Funds' shares, and computation of net asset value; (d) the fees and expenses of calculating yield and/or performance of the SCB Funds; (e) the charges and expenses of legal counsel and independent accountants; (f) all taxes and corporate fees payable to governmental agencies; (g) the fees of any trade association of which SCB is a member; (h) reimbursement of the SCB Funds' share of the organization expenses of the SCB Funds or SCB; (i) the fees and expenses involved in registering and maintaining registration of SCB and the shares of the SCB Funds with the SEC, registering SCB as a broker or dealer and qualifying the shares of the SCB Funds under state securities laws, including the preparation and printing of the registration statements and prospectuses for such purposes, allocable communications expenses with respect to investor services, all expenses of stockholders' and Directors' meetings and preparing, printing and mailing proxies, prospectuses and reports to stockholders; (j) brokers' commissions, dealers' mark-ups and any issue or transfer taxes chargeable in connection with the SCB Funds' transactions; (k) the cost of stock certificates representing shares of the SCB Funds; (l) insurance expenses, including, but not limited to, the cost of a fidelity bond, directors and officers insurance and errors and omissions insurance; and (m) litigation and indemnification expenses, expenses incurred in connection with mergers, and other extraordinary expenses not incurred in the ordinary course of the SCB Funds' business.

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>	The Bernstein Funds

The Proposed Agreements for the Bernstein Funds provide that the Funds are responsible for the payment of various expenses, including the following: (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments (including, without limitation, security settlement costs); (c) calculating a Fund's net asset value (including the cost and expenses of any independent valuation firm, or agent or service provider of the Company (including, without limitation, Fund administrators, custodians and pricing services)); (d) interest payable on debt and dividends and distributions on stock, as applicable, if any, incurred to finance the Fund's investments; (e) custodian, registrar and transfer agent fees and fees and expenses of other service providers; (f) direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs; fees and expenses of the Company's Directors who are not "interested persons" of the Adviser; (g) the cost of office facilities as described in the Agreement; (h) legal and audit expenses; (i) fees and expenses related to the registration and qualification of a Fund and the Fund's shares for distribution under state and federal securities laws; (j) expenses of printing and mailing reports and notices and proxy material to stockholders of the Funds; (k) all other expenses incidental to holding meetings of the Funds' stockholders, including proxy solicitations therefor; (l) insurance premiums for fidelity bond and other insurance coverage; (m) investment management fees; (n) the fees of any trade association of which the Company is a member; (o) expenses of filing, printing and mailing prospectuses and supplements thereto to stockholders of the Funds; (p) expenses related to the engagement of any third-party professionals, consultants, experts or specialists hired to perform work in respect of the Company or the Funds; (q) all other expenses incurred by the Company or the Funds in connection with administering the business of the Company or the Funds, including each Fund's allocable portion of the cost of the Company's legal, compliance, administrative and accounting personnel, and their respective staffs; (r) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Company is a party and legal obligations that the Company may have to indemnify the Company's directors, officers and/or employees or agents with respect to these actions, suits or proceedings; (s) organizational expenses of the Company and the Funds; and (t) the costs, fees and expenses otherwise stated in the Agreement as applicable to the Company or the Funds.

>	The Select Retirement Funds

Under the sub-advisory agreements for the Select Retirement Funds, the sub-advisers bear their expenses of providing services pursuant to the sub-advisory agreements.

Exculpatory Provisions

No change to the exculpatory and limitations of liabilities provisions of the Current Agreements is proposed in connection with Proposal Two.

The Proposed Agreements provide that the Adviser shall not be liable thereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing in the Proposed Agreements shall be deemed to protect, or purport to protect, the Adviser against any liability to the particular Fund or to its stockholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties thereunder, or by reason of the Adviser's reckless disregard of its obligations and duties thereunder.

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Term and Continuance

No change to the term and continuance provisions of the Current Agreements is proposed in connection with Proposal Two. The Agreements would differ only to the extent of their effective and termination dates.

If approved by stockholders, each Proposed Agreement will be effective after the first Change of Control Event that occurs after stockholder approval or any subsequent Change of Control Event in the case of a Future Agreement. Each Proposed Agreement would continue in effect for one year from its effective date and thereafter from year to year provided that its continuance is specifically approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Board, and in either case, by a majority of the Directors who are not parties to the Agreement or "interested persons" of any such party at a meeting called for the purpose of voting on such matter.

Termination

No change to the termination provisions of the Current Agreements is proposed in connection with Proposal Two. Each Proposed Agreement automatically terminates upon assignment and is terminable with respect to the related Fund at any time without penalty by vote of the holders of a majority of the outstanding voting securities of the Fund or by vote of the directors of the Fund, in either case on 60 days' written notice to the Adviser, or by the Adviser on 60 days' written notice to the Fund, except that the Adviser may terminate the Proposed Agreement for ADGF only on any January 1 upon at least 60 days' notice, and the Adviser may terminate the Proposed Agreement for SCB upon 30 to 60 days written notice to the Fund.

For more information on when the Current Agreements were last approved by stockholders, see Appendix E.

Board Consideration of the Proposed Agreements

As described above, the Plan contemplates one or more transactions that may result ultimately in one or more indirect Change of Control Events for the Adviser, which in turn would result in the automatic termination of each Current Agreement. At the Board Meetings, the Adviser presented its recommendation that each Board consider and approve the Proposed Agreements with respect to the Fund or Funds which it oversees. Following review and discussion with the Adviser, each of the Boards, including a majority of the Directors who are not interested persons of the Funds (the "Independent Directors") as defined in the 1940 Act, approved at its Board Meeting the Proposed Agreements with the Adviser for the Fund or Funds overseen by that Board. The Boards, including the respective Independent Directors, also considered and approved interim advisory agreements with the Adviser (each an "Interim Advisory Agreement") at the Board Meetings, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of a Change of Control Event resulting in the automatic termination of an investment advisory agreement.

The decision by each of the Boards, including a majority of the Independent Directors, to approve the Proposed Agreements and Interim Agreements, as applicable, for the Funds overseen by that Board and to recommend approval of the Proposed Agreements and the Future Agreements by stockholders of those Funds was based on a determination by the Boards that it would be in the best interests of those Funds for the Adviser to continue providing investment advisory and related services for those Funds, without interruption, as consummation of the Plan proceeds.

27

The Boards were aware that the Plan may not result immediately in a Change of Control Event, but also recognized that the Plan contemplates a series of transactions that could result in one or more Change of Control Events in the future. Each of the Boards concluded that approval by stockholders at this time of the Proposed Agreements and the Future Agreements that may become effective for the Funds overseen by that Board upon the Change of Control Events in the future will permit those Funds to benefit from the continuation of services by the Adviser and its affiliates throughout the implementation of the Plan without the need for multiple stockholder meetings. Each of the Boards also noted that they would have the opportunity to review and further consider any Future Agreement at the time of the Change of Control Event that resulted in a termination of a prior Proposed Agreement.

Each of the Boards, including the Independent Directors of the Board, recommends approval of the Proposed Agreements for the Fund or Funds overseen by that Board by stockholders of those Funds.

Prior to their approval of the Proposed Agreements and Interim Agreements, the Directors had requested information from the Adviser, and had received and evaluated, extensive materials.

The Boards reviewed detailed information on the Plan, including the ownership and control structure of the Adviser and its affiliated entities both before and after the series of transactions that are expected to result in a change of control of the Adviser. The Boards reviewed information about the potential impact of the transactions contemplated by the Plan on the Adviser and each of the Adviser's affiliates that provides services to the Funds, including with respect to the following areas: operations; personnel; organizational and governance structure; technology infrastructure; insurance coverage; capitalization; and financial and other resources. The Boards considered the Adviser's statement that it does not believe that the Plan will have a material impact on the Adviser with respect to its operations, personnel, organizational structure, or capitalization, financial and other resources.

The Boards further noted the Adviser's representation that the Adviser anticipates that the conditions of Section 15(f) of the 1940 Act will be complied with in connection with offerings of the Shares pursuant to the Plan, including that it will use its best efforts to ensure its and its affiliates' compliance with the unfair burden condition for so long as the requirements of Section 15(f) apply.

The Boards reviewed the Proposed Agreements and Interim Agreements for the Funds they respectively oversee with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The Independent Directors also discussed the proposed approvals in private sessions with their counsel.

A further description of the process followed by each Board in approving the Proposed Agreements for each Fund, including information reviewed, certain material factors considered, and certain related conclusions reached, is set forth in Appendix G (AB Funds), Appendix H (SCB Funds), and Appendix I (AMMAF) to this Proxy Statement.

Each of the Boards has considered the Proposed Agreements and is recommending their approval, only with respect to the Fund or Funds that it oversees, and that Board has not considered, nor is it making any recommendation for, any proposal with respect to any other Fund.

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Approval of Proposal Two requires the affirmative vote of the holders of a "majority of the outstanding voting securities," of each Fund, as defined in the 1940 Act, which means the lesser of (i) 67% or more of the voting securities of the Fund present or represented by proxy if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund ("1940 Act Majority Vote").

The Board, including the Independent Directors, of each Fund unanimously recommends that the stockholders of that Fund vote FOR Proposal Two.

Proxy Voting and Stockholder Meetings

All properly executed and timely received proxies will be exercised at the Meeting in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked on the proxies, the votes entitled to be cast by the stockholder will be cast (i) if applicable, "FOR" the election of each of the nominees as a Director for a Fund (Proposal One) and (ii) "FOR" the approval of the investment advisory agreements (Proposal Two). If no specification is made on a properly executed proxy, it will be voted for the matters specified on the Proxy Card.

Those stockholders who hold shares directly and not through a broker or nominee (that is, a stockholder of record) may authorize their proxies to cast their votes by completing a Proxy Card and returning it by mail in the enclosed postage-paid envelope as well as by telephoning toll free (800) 670-2142 or by authorizing a proxy through the Internet at www.proxyvote.com and following the directions on the proxy card. Owners of shares held through a broker or nominee (who is the stockholder of record for those shares) should follow directions provided to the stockholder by the broker or nominee to submit voting instructions. Instructions to be followed by a stockholder of record to authorize a proxy via telephone or through the Internet, including use of the Control Number on the stockholder's Proxy Card, are designed to verify stockholder identities, to allow stockholders to give voting instructions and to confirm that stockholder instructions have been recorded properly. Stockholders who authorize proxies by telephone or through the Internet should not also return a Proxy Card. A stockholder of record may revoke the stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Funds at 1345 Avenue of the Americas, New York, New York 10105, by authorizing a later-dated proxy (either by signing and mailing another Proxy Card or by telephone or through the Internet, as indicated above), or by personally attending and voting at the Meeting. Attendance alone is not sufficient to revoke a previously authorized proxy.

Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote).

The approval of Proposal One for each Company requires the affirmative vote of a plurality of the votes cast, assuming the presence of a quorum.

The approval of Proposal Two for a Fund requires the affirmative vote of the holders of a majority of that Fund's outstanding voting securities as defined in the 1940 Act, which means the lesser of (a) 67% or more of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund. For Proposal Two, the stockholders of each Fund vote separately.

29

Abstentions and broker non-votes, if any, not being votes cast, will have no effect on the outcome of Proposal One. With respect to Proposal Two, an abstention or broker non-vote, if any, will be considered present for purposes of determining the existence of a quorum but will have the effect of a vote against the proposal. If any matter other than the proposals properly comes before the Meeting, the shares represented by proxies will be voted on all such other proposals in the discretion of the person or persons voting the proxies.

Except as described for the Funds below, a quorum for each Fund for the Meeting will consist of the presence in person or by proxy of the holders of one-third of a Fund's shares entitled to vote at the Meeting. With respect to ACMIF, AGHIF, ANMIF and AMIF II, a quorum for the Meeting will consist of the presence in person or by proxy of the holders of a majority of a Fund's shares entitled to vote at the Meeting. With respect to ABT and AMMAF, a quorum for the Meeting will consist of the presence in person or by proxy of the holders of 40% of the Fund's shares entitled to vote at the Meeting. With respect to ACS and TAP, a quorum for the Meeting will consist of the presence in person or by proxy of the holders of 30% of a Fund's shares entitled to vote at the Meeting. In the event a quorum is not present at the Meeting, or, even if a quorum is so present, if sufficient votes in favor of the position recommended by the Board on any Proposal for a Fund described in the Proxy Statement are not timely received, the Chairman of the Board of that Fund may authorize, or the persons named as proxies may propose and vote for one or more adjournments of the Meeting for that Fund up to 120 days after the record date to permit further solicitation of proxies. The Meeting may be adjourned with respect to fewer than all the Proposals in the Proxy Statement and a stockholder vote may be taken on any one or more of the Proposals for a Fund prior to any adjournment if sufficient votes have been received for approval thereof. If a proposal to adjourn is submitted to stockholders, shares represented by proxies indicating a vote contrary to the position recommended by the Board on a Proposal will be voted against adjournment as to that Proposal.

The Meeting is scheduled as a joint meeting of the stockholders of the Funds because the stockholders of all the Funds are to consider and vote on the approval of new investment advisory agreements. Stockholders of each Fund will vote separately on the new investment advisory agreement for their Fund and on any other matter that may properly come before the meeting for that Fund. An unfavorable vote by the stockholders of one Fund will not affect the vote on the new investment advisory agreement or any other matter by the stockholders of another Fund.

Each Fund has engaged Broadridge Financial Solutions, Inc. ("Proxy Solicitor"), 1155 Long Island Ave, Edgewood, NY 11717, to assist in soliciting proxies for the Meeting. Proxy Solicitor will receive a total fee of approximately $7 million for its proxy solicitation services, which will be borne by the Adviser.

30

Other Information

Information As To The Investment Adviser,
Administrator, And Distributor Of The Funds

Each Fund's investment adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. As noted above, AllianceBernstein L.P. also performs administrative services for certain of the Funds and is reimbursed by certain Funds for the costs of such services. State Street Bank and Trust Company, which serves as custodian and accounting agent for certain Funds, also provides administrative services to certain of the Funds. Except with respect to AMMAF, Bernstein, SCB and SCB II, each Fund's distributor is AllianceBernstein Investments, Inc. ("ABI"), 1345 Avenue of the Americas, New York, New York 10105. Both ABI and Sanford C. Bernstein & Company, LLC, 1345 Avenue of the Americas, New York, New York 10105, serve as distributors to AMMAF. Each of ABI and Sanford C. Bernstein & Company, LLC serve as distributor to Bernstein and SCB. Sanford C. Bernstein & Company, LLC serves as distributor to the SCB II Fund. See Appendix J for the fees paid by each Fund to certain affiliates of the Adviser over the Fund's most recently completed fiscal year and any commissions paid to affiliated broker-dealers over that same period. See Appendix F for the costs reimbursed by the Funds to the Adviser for certain administrative services over the most recently completed fiscal year for each Fund.

Other Matters

Management of each Fund does not know of any matters properly to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies. For those Funds for which the Meeting has been designated as a Special Meeting, only the business set forth in the Notice of Joint Meeting of Shareholders may be brought before the Meeting with regard to the Funds.

STOCK OWNERSHIP

Information regarding person(s) who owned of record or were known by a Fund to beneficially own 5% or more of the Fund's share (or class of shares, if applicable) on July 13, 2018 is provided in Appendix K.

Submission Of Proposals
For Next Meeting Of Stockholders

The Funds (other than ACMIF, ANMIF and AGHIF) do not hold stockholder meetings annually. For Funds that do not hold annual meetings of stockholders, the anticipated date of the next stockholder meeting of the Fund cannot be provided.

Any stockholder who wishes to submit a proposal to be included in the Fund's proxy statement and form of proxy card for a Fund's next meeting of stockholders should send the proposal to the Fund so as to be received within a reasonable time before a Fund begins to print and mail its proxy materials relating to such meeting.

31

For ACMIF, ANMIF and AGHIF, a stockholder who wishes (a) to submit a proposal at an annual meeting or (b) to submit a nomination for director at an annual meeting of stockholders, should consult the Fund's Bylaws for timing and informational requirements. The Bylaws of each of ACMIF, ANMIF and AGHIF currently provide that, in any year in which an annual meeting of stockholders is to be held, to be timely, a stockholder's notice of nomination or proposal shall set forth all information required under the Bylaws and shall be delivered to the Secretary of the Fund at the principal executive office of the Fund not earlier than the 150th day prior to the anniversary of the date of mailing of the notice for the preceding annual meeting nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the anniversary of the date of mailing of the notice for the preceding annual meeting. In the event that the date of the annual meeting is advanced or delayed by more than 30 days from the anniversary of the date of the preceding annual meeting, notice by the stockholder to be timely must be delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

Reports To Stockholders

Each Fund will furnish each person to whom this Proxy Statement is delivered with a copy of its latest annual report to stockholders and its subsequent semi-annual report to stockholders, if any, upon request and without charge. To request a copy, please call AllianceBernstein Investments, Inc. at (800) 221-5672 or contact Carol Rappa at AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105.

By Order of the Boards of Directors,

Emilie Wrapp
Secretary

August 20, 2018

New York, New York

32

APPENDIX A – SHARES OUTSTANDING AS OF THE RECORD DATE

The following table sets forth the outstanding shares of each Fund as of the Record Date.

FUNDS	STATE OF INCORPORATION	OUTSTANDING SHARES
AB Bond Fund, Inc.	MD
- AB All Market Real Return Portfolio		[ ]
- Class A		[ ]
- Class C		[ ]
- Advisor Class		[ ]
- Class R		[ ]
- Class K		[ ]
- Class I		[ ]
- Class Z		[ ]
- Class 1		[ ]
- Class 2		[ ]

- AB Bond Inflation Strategy		[ ]
- Class A		[ ]
- Class C		[ ]
- Advisor Class		[ ]
- Class R		[ ]
- Class K		[ ]
- Class I		[ ]
- Class Z		[ ]
- Class 1		[ ]
- Class 2		[ ]

- AB FlexFee High Yield Portfolio		[ ]
- Advisor Class		[ ]

- AB FlexFee International Bond Portfolio		[ ]
- Advisor Class		[ ]

- AB Income Fund		[ ]
- Class A		[ ]
- Class C		[ ]
- Advisor Class		[ ]

- AB Intermediate Bond Portfolio
- Class A		[ ]
- Class B		[ ]
- Class C		[ ]
- Advisor Class		[ ]
- Class R		[ ]
- Class K		[ ]
- Class I		[ ]
- Class Z		[ ]

A-1

FUNDS	STATE OF INCORPORATION	OUTSTANDING SHARES

- AB Limited Duration High Income Portfolio		[ ]
- Class A		[ ]
- Class C		[ ]
- Advisor Class		[ ]

- AB Municipal Bond Inflation Strategy		[ ]
- Class A		[ ]
- Class C		[ ]
- Advisor Class		[ ]
- Class 1		[ ]
- Class 2		[ ]

- AB Tax-Aware Fixed Income Portfolio		[ ]
- Class A		[ ]
- Class C		[ ]
- Advisor Class		[ ]

AB Cap Fund, Inc.	MD

- AB All China Equity Portfolio		[ ]
- Class A		[ ]
- Class C		[ ]
- Advisor Class		[ ]
- Class R		[ ]
- Class K		[ ]
- Class I		[ ]
- Class Z		[ ]

- AB All Market Alternative Return Portfolio		[ ]
- Class A		[ ]
- Class C		[ ]
- Advisor Class		[ ]

- AB All Market Income Portfolio		[ ]
- Class A		[ ]
- Class C		[ ]
- Advisor Class		[ ]

- AB Concentrated Growth Fund		[ ]
- Class A		[ ]
- Class C		[ ]
- Advisor Class		[ ]
- Class R		[ ]
- Class K		[ ]
- Class I		[ ]
- Class Z		[ ]

- AB Concentrated International Growth Portfolio		[ ]
- Class A		[ ]
- Class C		[ ]
- Advisor Class		[ ]

A-2

FUNDS	STATE OF INCORPORATION	OUTSTANDING SHARES

- AB Emerging Markets Core Portfolio		[ ]
- Class A		[ ]
- Class C		[ ]
- Advisor Class		[ ]

- AB Emerging Markets Multi-Asset Portfolio		[ ]
- Class A		[ ]
- Class C		[ ]
- Advisor Class		[ ]
- Class R		[ ]
- Class K		[ ]
- Class I		[ ]
- Class Z		[ ]

- AB FlexFee Core Opportunities Portfolio		[ ]
- Advisor Class		[ ]

- AB FlexFee Emerging Markets Growth Portfolio		[ ]
- Advisor Class		[ ]

- AB FlexFee International Strategic Core Portfolio		[ ]
- Advisor Class		[ ]

- AB FlexFee Large Cap Growth Portfolio		[ ]
- Advisor Class		[ ]

- AB FlexFee US Thematic Portfolio		[ ]
- Advisor Class		[ ]

- AB Global Core Equity Portfolio		[ ]
- Class A		[ ]
- Class C		[ ]
- Advisor Class		[ ]

- AB International Strategic Core Portfolio		[ ]
- Class A		[ ]
- Class C		[ ]
- Advisor Class		[ ]

- AB Multi-Manager Select Retirement Allocation Fund		[ ]
- Class A		[ ]
- Class C		[ ]
- Advisor Class		[ ]
- Class R		[ ]
- Class K		[ ]
- Class I		[ ]
- Class Z		[ ]

A-3

FUNDS	STATE OF INCORPORATION	OUTSTANDING SHARES

- AB Multi-Manager Select 2010 Fund		[ ]
- Class A		[ ]
- Class C		[ ]
- Advisor Class		[ ]
- Class R		[ ]
- Class K		[ ]
- Class I		[ ]
- Class Z		[ ]

- AB Multi-Manager Select 2015 Fund		[ ]
- Class A		[ ]
- Class C		[ ]
- Advisor Class		[ ]
- Class R		[ ]
- Class K		[ ]
- Class I		[ ]
- Class Z		[ ]

- AB Multi-Manager Select 2020 Fund		[ ]
- Class A		[ ]
- Class C		[ ]
- Advisor Class		[ ]
- Class R		[ ]
- Class K		[ ]
- Class I		[ ]
- Class Z		[ ]

- AB Multi-Manager Select 2025 Fund		[ ]
- Class A		[ ]
- Class C		[ ]
- Advisor Class		[ ]
- Class R		[ ]
- Class K		[ ]
- Class I		[ ]
- Class Z		[ ]

- AB Multi-Manager Select 2030 Fund		[ ]
- Class A		[ ]
- Class C		[ ]
- Advisor Class		[ ]
- Class R		[ ]
- Class K		[ ]
- Class I		[ ]
- Class Z		[ ]

A-4

FUNDS	STATE OF INCORPORATION	OUTSTANDING SHARES

- AB Multi-Manager Select 2035 Fund		[ ]
- Class A		[ ]
- Class C		[ ]
- Advisor Class		[ ]
- Class R		[ ]
- Class K		[ ]
- Class I		[ ]
- Class Z		[ ]

- AB Multi-Manager Select 2040 Fund		[ ]
- Class A		[ ]
- Class C		[ ]
- Advisor Class		[ ]
- Class R		[ ]
- Class K		[ ]
- Class I		[ ]
- Class Z		[ ]

- AB Multi-Manager Select 2045 Fund		[ ]
- Class A		[ ]
- Class C		[ ]
- Advisor Class		[ ]
- Class R		[ ]
- Class K		[ ]
- Class I		[ ]
- Class Z		[ ]

- AB Multi-Manager Select 2050 Fund		[ ]
- Class A		[ ]
- Class C		[ ]
- Advisor Class		[ ]
- Class R		[ ]
- Class K		[ ]
- Class I		[ ]
- Class Z		[ ]

- AB Multi-Manager Select 2055 Fund		[ ]
- Class A		[ ]
- Class C		[ ]
- Advisor Class		[ ]
- Class R		[ ]
- Class K		[ ]
- Class I		[ ]
- Class Z		[ ]

- AB Select US Equity Portfolio		[ ]
- Class A		[ ]
- Class C		[ ]
- Advisor Class		[ ]
- Class R		[ ]
- Class K		[ ]
- Class I		[ ]

A-5

FUNDS	STATE OF INCORPORATION	OUTSTANDING SHARES

- AB Select US Long/Short Portfolio		[ ]
- Class A		[ ]
- Class C		[ ]
- Advisor Class		[ ]
- Class R		[ ]
- Class K		[ ]
- Class I		[ ]

- AB Small Cap Growth Portfolio		[ ]
- Class A		[ ]
- Class B		[ ]
- Class C		[ ]
- Advisor Class		[ ]
- Class R		[ ]
- Class K		[ ]
- Class I		[ ]
- Class Z		[ ]

- AB Small Cap Value Portfolio		[ ]
- Class A		[ ]
- Class C		[ ]
- Advisor Class		[ ]

AB Core Opportunities Fund, Inc.	MD	[ ]
- Class A		[ ]
- Class B		[ ]
- Class C		[ ]
- Advisor Class		[ ]
- Class R		[ ]
- Class K		[ ]
- Class I		[ ]
- Class Z		[ ]

AB Corporate Shares	MA

- AB Corporate Income Shares		[ ]

- AB Impact Municipal Income Shares		[ ]

- AB Income Shares		[ ]

- AB Municipal Income Shares		[ ]

- AB Taxable Multi-Sector Income Shares

A-6

FUNDS	STATE OF INCORPORATION	OUTSTANDING SHARES

AB Discovery Growth Fund, Inc.	MD	[ ]
- Class A		[ ]
- Class B		[ ]
- Class C		[ ]
- Advisor Class		[ ]
- Class R		[ ]
- Class K		[ ]
- Class I		[ ]
- Class Z		[ ]

AB Equity Income Fund, Inc.	MD	[ ]
- Class A		[ ]
- Class B		[ ]
- Class C		[ ]
- Advisor Class		[ ]
- Class R		[ ]
- Class K		[ ]
- Class I		[ ]
Class Z		[ ]

AB Fixed-Income Shares, Inc.	MD

- AB Government Money Market Portfolio		[ ]
- Class A		[ ]
- Class B		[ ]
- Class C		[ ]
- Class AB		[ ]
- Advisor Class		[ ]
- Class K		[ ]
- Class I		[ ]
- Class 1		[ ]
- Institutional Class		[ ]

AB Global Bond Fund, Inc.	MD	[ ]
- Class A		[ ]
- Class B		[ ]
- Class C		[ ]
- Advisor Class		[ ]
- Class R		[ ]
- Class K		[ ]
- Class I		[ ]
- Class Z		[ ]

A-7

FUNDS	STATE OF INCORPORATION	OUTSTANDING SHARES

AB Global Real Estate Investment Fund, Inc.	MD	[ ]
- Class A		[ ]
- Class B		[ ]
- Class C		[ ]
- Advisor Class		[ ]
- Class R		[ ]
- Class K		[ ]
- Class I		[ ]

AB Global Risk Allocation Fund, Inc.	MD	[ ]
- Class A		[ ]
- Class B		[ ]
- Class C		[ ]
- Advisor Class		[ ]
- Class R		[ ]
- Class K		[ ]
- Class I		[ ]

AB High Income Fund, Inc.	MD	[ ]
- Class A		[ ]
- Class B		[ ]
- Class C		[ ]
- Advisor Class		[ ]
- Class R		[ ]
- Class K		[ ]
- Class I		[ ]
- Class Z		[ ]

AB Institutional Funds, Inc.	MD

- AB Global Real Estate Investment Fund II		[ ]
- Class I		[ ]

AB Large Cap Growth Fund, Inc.	MD	[ ]
- Class A		[ ]
- Class B		[ ]
- Class C		[ ]
- Advisor Class		[ ]
- Class R		[ ]
- Class K		[ ]
- Class I		[ ]
- Class Z		[ ]

AB Multi-Manager Alternative Fund	DE	[ ]

AB Municipal Income Fund, Inc.	MD

- AB California Portfolio		[ ]
- Class A		[ ]
- Class B		[ ]
- Class C		[ ]
- Advisor Class		[ ]

A-8

FUNDS	STATE OF INCORPORATION	OUTSTANDING SHARES

- AB High Income Municipal Portfolio		[ ]
- Class A		[ ]
- Class C		[ ]
- Advisor Class		[ ]

- AB National Portfolio		[ ]
- Class A		[ ]
- Class B		[ ]
- Class C		[ ]
- Advisor Class		[ ]

- AB New York Portfolio		[ ]
- Class A		[ ]
- Class B		[ ]
- Class C		[ ]
- Advisor Class		[ ]

AB Municipal Income Fund II	MA

- AB Arizona Portfolio		[ ]
- Class A		[ ]
- Class B		[ ]
- Class C		[ ]

- AB Massachusetts Portfolio		[ ]
- Class A		[ ]
- Class B		[ ]
- Class C		[ ]
- Advisor Class		[ ]

- AB Minnesota Portfolio		[ ]
- Class A		[ ]
- Class B		[ ]
- Class C		[ ]

- AB New Jersey Portfolio		[ ]
- Class A		[ ]
- Class B		[ ]
- Class C		[ ]

- AB Ohio Portfolio		[ ]
- Class A		[ ]
- Class B		[ ]
- Class C		[ ]

- AB Pennsylvania Portfolio		[ ]
- Class A		[ ]
- Class B		[ ]
- Class C		[ ]

A-9

FUNDS	STATE OF INCORPORATION	OUTSTANDING SHARES

- AB Virginia Portfolio		[ ]
- Class A		[ ]
- Class B		[ ]
- Class C		[ ]
- Advisor Class		[ ]

AB Relative Value Fund, Inc.	MD	[ ]
- Class A		[ ]
- Class B		[ ]
- Class C		[ ]
- Advisor Class		[ ]
- Class R		[ ]
- Class K		[ ]
- Class I		[ ]
- Class Z		[ ]

AB Sustainable Global Thematic Fund, Inc.	MD	[ ]
- Class A		[ ]
- Class B		[ ]
- Class C		[ ]
- Advisor Class		[ ]
- Class R		[ ]
- Class K		[ ]
- Class I		[ ]

AB Sustainable International Thematic Fund, Inc.	MD	[ ]
- Class A		[ ]
- Class B		[ ]
- Class C		[ ]
- Advisor Class		[ ]
- Class R		[ ]
- Class K		[ ]
- Class I		[ ]

AB Trust	MA

- AB Discovery Value Fund		[ ]
- Class A		[ ]
- Class B		[ ]
- Class C		[ ]
- Advisor Class		[ ]
- Class R		[ ]
- Class K		[ ]
- Class I		[ ]
- Class Z		[ ]

A-10

FUNDS	STATE OF INCORPORATION	OUTSTANDING SHARES

- AB International Value Fund		[ ]
- Class A		[ ]
- Class B		[ ]
- Class C		[ ]
- Advisor Class		[ ]
- Class R		[ ]
- Class K		[ ]
- Class I		[ ]

- AB Value Fund		[ ]
- Class A		[ ]
- Class B		[ ]
- Class C		[ ]
- Advisor Class		[ ]
- Class R		[ ]
- Class K		[ ]
- Class I		[ ]

AB Unconstrained Bond Fund, Inc.	MD	[ ]
- Class A		[ ]
- Class B		[ ]
- Class C		[ ]
- Advisor Class		[ ]
- Class R		[ ]
- Class K		[ ]
- Class I		[ ]
- Class Z		[ ]

AB Variable Products Series Fund, Inc.	MD

- AB Balanced Wealth Strategy Portfolio		[ ]
- Class A		[ ]
- Class B		[ ]

- AB Dynamic Asset Allocation Portfolio		[ ]
- Class A		[ ]
- Class B		[ ]

- AB Global Thematic Growth Portfolio		[ ]
- Class A		[ ]
- Class B		[ ]

- AB Growth Portfolio		[ ]
- Class A		[ ]
- Class B		[ ]

- AB Growth and Income Portfolio		[ ]
- Class A		[ ]
- Class B		[ ]

A-11

FUNDS	STATE OF INCORPORATION	OUTSTANDING SHARES

- AB Intermediate Bond Portfolio		[ ]
- Class A		[ ]
- Class B		[ ]

- AB International Growth Portfolio		[ ]
- Class A		[ ]
- Class B		[ ]

- AB International Value Portfolio		[ ]
- Class A		[ ]
- Class B		[ ]

- AB Large Cap Growth Portfolio		[ ]
- Class A		[ ]
- Class B		[ ]

- AB Real Estate Investment Portfolio		[ ]
- Class A		[ ]
- Class B		[ ]

- AB Small Cap Growth Portfolio		[ ]
- Class A		[ ]
- Class B		[ ]

- AB Small-Mid Cap Value Portfolio		[ ]
- Class A		[ ]
- Class B		[ ]

- AB Value Portfolio		[ ]
- Class A		[ ]
- Class B		[ ]

- AB Global Risk Allocation – Moderate Portfolio		[ ]
- Class A		[ ]
- Class B		[ ]

Alliance California Municipal Income Fund, Inc.	MD	[ ]
- Common Stock		[ ]
- Auction Preferred Shares		[ ]
- Series M		[ ]
- Series W		[ ]
- Series TH		[ ]
- Series T		[ ]
- Variable Rate MuniFund Term Preferred Shares		[ ]

AllianceBernstein Global High Income Fund, Inc.	MD
- Common Stock		[ ]

A-12

FUNDS	STATE OF INCORPORATION	OUTSTANDING SHARES

AllianceBernstein National Municipal Income Fund, Inc.	MD	[ ]
- Common Stock		[ ]
- Auction Preferred Shares		[ ]
- Series M		[ ]
- Series T		[ ]
- Variable Rate MuniFund Term Preferred Shares		[ ]

The AB Portfolios	MA

- AB All Market Total Return Portfolio		[ ]
- Class A		[ ]
- Class B		[ ]
- Class C		[ ]
- Advisor Class		[ ]
- Class R		[ ]
- Class K		[ ]
- Class I		[ ]

- AB Conservative Wealth Strategy		[ ]
- Class A		[ ]
- Class B		[ ]
- Class C		[ ]
- Advisor Class		[ ]
- Class R		[ ]
- Class K		[ ]
- Class I		[ ]

- AB Growth Fund		[ ]
- Class A		[ ]
- Class B		[ ]
- Class C		[ ]
- Advisor Class		[ ]
- Class R		[ ]
- Class K		[ ]
- Class I		[ ]

- AB Tax-Managed All Market Income Portfolio		[ ]
- Class A		[ ]
- Class B		[ ]
- Class C		[ ]
- Advisor Class		[ ]

- AB Tax-Managed Wealth Appreciation Strategy		[ ]
- Class A		[ ]
- Class B		[ ]
- Class C		[ ]
- Advisor Class		[ ]

A-13

FUNDS	STATE OF INCORPORATION	OUTSTANDING SHARES

- AB Wealth Appreciation Strategy		[ ]
- Class A		[ ]
- Class B		[ ]
- Class C		[ ]
- Advisor Class		[ ]
- Class R		[ ]
- Class K		[ ]
- Class I		[ ]

Bernstein Fund I, Inc.	MD

- International Strategic Equities Portfolio		[ ]
- Advisor Class		[ ]
- Class Z		[ ]
- SCB Class		[ ]

- International Small Cap Portfolio
- Advisor Class		[ ]
- Class Z		[ ]
- SCB Class		[ ]

- Small Cap Core Portfolio		[ ]
- Advisor Class		[ ]
- Class Z		[ ]
- SCB Class		[ ]

Sanford C. Bernstein Fund, Inc.	MD

- California Municipal Portfolio		[ ]
- AB Intermediate California Municipal Class A		[ ]
- AB Intermediate California Municipal Class C		[ ]
- California Municipal Class		[ ]
- Advisor Class		[ ]

- Diversified Municipal Portfolio		[ ]
- AB Intermediate Diversified Municipal Class A		[ ]
- AB Intermediate Diversified Municipal Class C		[ ]
- Diversified Municipal Class		[ ]
- Advisor Class		[ ]
- Class Z		[ ]

- Emerging Markets Portfolio		[ ]
- Emerging Markets Portfolio Class Z		[ ]

- Intermediate Duration Portfolio		[ ]

- New York Municipal Portfolio		[ ]
- AB Intermediate New York Municipal Class A		[ ]
- AB Intermediate New York Municipal Class B		[ ]
- AB Intermediate New York Municipal Class C		[ ]

A-14

FUNDS	STATE OF INCORPORATION	OUTSTANDING SHARES

- International Portfolio		[ ]
- AB International Class A		[ ]
- AB International Class B		[ ]
- AB International Class C		[ ]
- AB International Class Z		[ ]
- International Class		[ ]

- Short Duration Diversified Municipal Portfolio		[ ]

- Short Duration Plus Portfolio		[ ]
- AB Short Duration Class A		[ ]
- AB Short Duration Class B		[ ]
- AB Short Duration Class C		[ ]
- AB Short Duration Class R		[ ]
- AB Short Duration Plus Class		[ ]

- Overlay A Portfolio		[ ]
- Class 1		[ ]
- Class 2		[ ]

- Overlay B Portfolio		[ ]
- Class 1		[ ]
- Class 2		[ ]

- Tax-Aware Overlay A Portfolio		[ ]
- Class 1		[ ]
- Class 2		[ ]

- Tax-Aware Overlay B Portfolio		[ ]
- Class 1		[ ]
- Class 2		[ ]

- Tax-Aware Overlay C Portfolio		[ ]
- Class 1		[ ]
- Class 2		[ ]

- Tax-Aware Overlay N Portfolio		[ ]
- Class 1		[ ]
- Class 2		[ ]

- Tax-Managed International Portfolio		[ ]
- Tax-Managed International Class A		[ ]
- Tax-Managed International Class B		[ ]
- Tax-Managed International Class C		[ ]
- Tax-Managed International Class Z		[ ]
- Tax-Managed International Class		[ ]

Sanford C. Bernstein Fund II, Inc. ("SCB II")

- Bernstein Intermediate Duration Institutional Portfolio		[ ]

A-15

APPENDIX B – ADDITIONAL INFORMATION ON PROPOSAL ONE

Additional information on Proposal One, including information on the principal officers of the Funds, nominee ownership of Fund shares and Board compensation, is presented below.

PRINCIPAL Officers of the Funds

Certain information concerning the Funds' officers is set forth below. The Funds' officers are elected annually by the respective Board of Directors until his or her successor is duly elected and qualifies.

Name, Address* and Age	Position(s) Held with Fund (Month and Year First Elected)	Principal Occupation During the Past Five Years
Robert M. Keith, 58	President and Chief Executive Officer, AB Funds (09/08)	Senior Vice President of the Adviser** and the head of AllianceBernstein Investments, Inc. ("ABI")** since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser's institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser's institutional investment management business, with which he had been associated since prior to 2004.
B-1

Name, Address* and Age	Position(s) Held with Fund (Month and Year First Elected)	Principal Occupation During the Past Five Years
Kathleen Fisher, 64	President, Bernstein Funds and SCB (07/17)	Senior Vice President of the Adviser** with which she has been associated since prior to 2013. She is the Head of Wealth and Investment Strategies of the Manager's Bernstein Private Wealth Management unit since 2014, leading the team responsible for developing and communicating asset allocation advice and investment strategies for Bernstein's high-net-worth clients. Since 2013, Ms. Fisher has overseen research on investment planning and wealth transfer issues facing high-net-worth families, endowments and foundations. She has been a National Managing Director of Bernstein since 2009. She joined AB in 2001 as a Senior Portfolio Manager. Prior to joining AB, she spent 15 years at J.P. Morgan, most recently as a managing director advising banks on acquisitions, divestitures and financing techniques. Prior thereto, she held positions at both Morgan Stanley and at the Federal Reserve Bank of New York.
Christopher J. Bricker, 50	President and Chief Executive Officer, AMMAF (06/12)	Senior Vice President of the Adviser** since prior to 2013; Senior Managing Director and Head of Product Development since December 2009.
Emilie D. Wrapp, 62	Secretary, AB Funds and SCB (10/05), Bernstein Funds (09/15) and AMMAF (06/12)	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2013.
Joseph J. Mantineo, 59	Treasurer and Chief Financial Officer, AB Funds (8/06), Bernstein Funds (09/15), SCB (07/06) and AMMAF (06/12)	Senior Vice President of AllianceBernstein Investor Services, Inc. ("ABIS")**, with which he has been associated since prior to 2013.
B-2

Name, Address* and Age	Position(s) Held with Fund (Month and Year First Elected)	Principal Occupation During the Past Five Years
Vincent S. Noto, 53	Chief Compliance Officer AB Funds (12/13), Bernstein Funds (09/15), and SCB and AMMAF (01/14)	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2013.
Phyllis J. Clarke, 57	Controller, ABF, ABT, ACF, ACOF, ACS, AFIS, AGRAF, AGREIF, AInstF, ALCGF, AMIF, AMIF II, ASGTF, ASITF, AVP, TAP, ACMIF & ANMIF (11/08), Bernstein Funds (09/15) and SCB (10/08)	Vice President of ABIS**, with which she has been associated since prior to 2013.
Stephen M. Woetzel, 46	Controller, ADGF, AEIF, AGBF, AHIF, ARVF, AUBF, SCB II & AGHIF (05/09) and AMMAF (04/13)	Vice President of ABIS**, with which he has been associated since prior to 2013.

_____________________________________

*       The address for the Funds' officers is 1345 Avenue of the Americas, New York, New York 10105.

**       The Adviser, ABI and ABIS are affiliates of the Funds.

ADDITIONAL INFORMATION ON THE DIRECTORS

As of July 13, 2018, no nominee for Director, nor any of their immediate family members, owned beneficially or of record any class of securities in the Adviser or a Fund's distributor or a person (other than a registered investment company) directly or indirectly "controlling," "controlled by," or "under common control with" (within the meaning of the 1940 Act) the Adviser or the Fund's distributor.

Ownership in the Funds

The dollar range of the Funds' securities owned by each Director or Director nominee and the aggregate dollar range of securities owned in the Fund Complex as of July 13, 2018 are set forth below.

AB Funds Other Than SCB, Bernstein and AMMAF
Portfolio	Michael J. Downey	William H. Foulk, Jr.	Nancy P. Jacklin	Robert M. Keith	Carol C. McMullen	Garry L. Moody	Marshall C. Turner, Jr.	Earl D. Weiner

AB Bond Fund, Inc.
-AB All Market Real Return Portfolio	$10,001-$50,000	None	$10,001-$50,000	None	None	None	None	None
-AB Bond Inflation Strategy	None	None	$10,001-$50,000	None	None	None	Over $100,000	None
-AB FlexFee High Yield Portfolio	None	None	None	None	None	None	None	None
B-3

AB Funds Other Than SCB, Bernstein and AMMAF
Portfolio	Michael J. Downey	William H. Foulk, Jr.	Nancy P. Jacklin	Robert M. Keith	Carol C. McMullen	Garry L. Moody	Marshall C. Turner, Jr.	Earl D. Weiner

-AB FlexFee International Bond Portfolio	None	None	None	None	None	None	None	None
-AB Income Fund	$1-- $10,000	$50,001- $100,000	$50,001- $100,000	None	None	None	Over $100,000	None
-AB Intermediate Bond Portfolio	None	None	None	None	None	None	None	None
-AB Limited Duration High Income Portfolio	None	None	None	None	None	None	None	None
-AB Municipal Bond Inflation Strategy	None	None	None	None	None	None	None	None
-AB Tax-Aware Fixed Income Portfolio	None	None	None	None	None	None	None	None

AB Cap Fund, Inc.
-AB All China Equity Portfolio	None	None	None	None	None	None	None	None
-AB All Market Alternative Return Portfolio	None	None	None	None	None	None	None	None
-AB All Market Income Portfolio	None	None	None	None	None	None	None	None
-AB Concentrated Growth Fund	None	None	None	None	None	$10,001- $50,000	$50,001- $100,000	None
-AB Concentrated International Growth Portfolio	None	None	None	None	None	None	None	None
-AB Emerging Markets Core Portfolio	None	None	None	None	None	None	None	None
-AB Emerging Markets Multi-Asset Portfolio	None	None	None	None	None	None	None	None
-AB FlexFee Core Opportunities Portfolio	None	None	None	None	None	None	None	None
-AB FlexFee Emerging Markets Growth Portfolio	None	None	None	None	None	None	None	None
-AB FlexFee International Strategic Core Portfolio	None	None	None	None	None	None	None	None
-AB FlexFee Large Cap Growth Portfolio	None	None	None	None	None	Over $100,000	None	None
-AB FlexFee US Thematic Portfolio	None	None	None	None	None	None	None	None
-AB Global Core Equity Portfolio	None	None	None	None	None	None	None	None
-AB International Strategic Core Portfolio	None	None	None	None	None	None	None	None
-AB Multi-Manager Select Retirement Allocation Fund	None	None	None	None	None	None	None	None
-AB Multi-Manager Select 2010 Fund	None	None	None	None	None	None	None	None
-AB Multi-Manager Select 2015 Fund	None	None	None	None	None	None	None	None
-AB Multi-Manager Select 2020 Fund	None	None	None	None	None	None	None	None
-AB Multi-Manager Select 2025 Fund	None	None	None	None	None	None	None	None
-AB Multi-Manager Select 2030 Fund	None	None	None	None	None	None	None	Over $100,000
-AB Multi-Manager Select 2035 Fund	None	None	None	None	None	None	None	Over $100,000
-AB Multi-Manager Select 2040 Fund	None	None	None	None	$10,001-$50,000	None	None	None
-AB Multi-Manager Select 2045 Fund	None	None	None	None	None	None	None	None
-AB Multi-Manager Select 2050 Fund	None	None	None	None	None	None	None	None
B-4

AB Funds Other Than SCB, Bernstein and AMMAF
Portfolio	Michael J. Downey	William H. Foulk, Jr.	Nancy P. Jacklin	Robert M. Keith	Carol C. McMullen	Garry L. Moody	Marshall C. Turner, Jr.	Earl D. Weiner

-AB Multi-Manager Select 2055 Fund	None	None	None	None	None	None	None	None
-AB Select US Equity Portfolio	None	None	$50,001- $100,000	None	$10,001-$50,000	Over $100,000	$50,001- $100,000	None
-AB Select US Long/Short Portfolio	None	None	None	None	None	None	$50,001- $100,000	None
-AB Small Cap Growth Portfolio	None	$50,001- $100,000	None	None	None	$50,001-$100,000	$10,001- $50,000	None
-AB Small Cap Value Portfolio	None	None	None	None	$10,001-$50,000	None	None	None

AB Core Opportunities Fund, Inc.	$50,001- $100,000	None	None	None	None	None	$50,001- $100,000	None

AB Corporate Shares
-AB Corporate Income Shares	None	None	None	None	None	None	None	None
-AB Impact Municipal Income Shares	None	None	None	None	None	None	None	None
-AB Income Shares	None	None	None	None	None	None	None	None
-AB Municipal Income Shares	None	None	None	None	None	None	None	None
-AB Taxable Multi-Sector Income Shares	None	None	None	None	None	None	None	None

AB Discovery Growth Fund, Inc.	Over $100,000	$10,001- $50,000	$10,001- $50,000	None	None	Over $100,000	Over $100,000	$10,001- $50,000

AB Equity Income Fund, Inc.	None	None	$10,001- $50,000	None	None	$50,001- $100,000	None	None

AB Fixed-Income Shares, Inc.
-AB Government Money Market Portfolio	None	$10,001- $50,000	None	None	None	Over $100,000	Over $100,000	None

AB Global Bond Fund, Inc.	None	None	None	None	None	None	None	None

AB Global Real Estate Investment Fund, Inc.	None	None	None	None	$50,001- $100,000	$10,001- $50,000	None	None

AB Global Risk Allocation Fund, Inc.	None	None	None	None	None	None	None	None

AB High Income Fund, Inc.	$10,001- $50,000	None	None	None	None	None	None	$10,001- $50,000

AB Institutional Funds, Inc.
-AB Global Real Estate Investment Fund II	None	None	None	None	None	None	None	None

AB Large Cap Growth Fund, Inc.	None	$50,001- $100,000	None	None	None	$10,001- $50,000	None	$10,001- $50,000

AB Multi-Manager Alternative Fund	None	None	None	None	None	None	None	None

AB Municipal Income Fund, Inc.
-AB California Portfolio	None	None	None	None	None	None	None	None
-AB High Income Municipal Portfolio	None	None	None	None	Over $100,000	None	None	None
B-5

AB Funds Other Than SCB, Bernstein and AMMAF
Portfolio	Michael J. Downey	William H. Foulk, Jr.	Nancy P. Jacklin	Robert M. Keith	Carol C. McMullen	Garry L. Moody	Marshall C. Turner, Jr.	Earl D. Weiner

-AB National Portfolio	None	None	$50,001- $100,000	None	Over $100,000	None	None	None
-AB New York Portfolio	None	None	None	None	None	None	None	None

AB Municipal Income Fund II
-AB Arizona Portfolio	None	None	None	None	None	None	None	None
-AB Massachusetts Portfolio	None	None	None	None	None	None	None	None
-AB Minnesota Portfolio	None	None	None	None	None	None	None	None
-AB New Jersey Portfolio	None	None	None	None	None	None	None	None
-AB Ohio Portfolio	None	None	None	None	None	None	None	None
-AB Pennsylvania Portfolio	None	None	None	None	None	None	None	None
-AB Virginia Portfolio	None	None	None	None	None	None	None	None

AB Relative Value Fund, Inc.	None	None	$10,001- $50,000	None	None	None	None	None

AB Sustainable Global Thematic Fund, Inc.	Over $100,000	$10,001- $50,000	None	None	None	None	None	None

AB Sustainable International Thematic Fund, Inc.	None	$10,001- $50,000	None	None	None	None	None	$10,001- $50,000

AB Trust
-AB Discovery Value Fund	None	$10,001- $50,000	None	None	$10,001- $50,000	$50,001- $100,000	Over $100,000	$10,001- $50,000
-AB International Value Fund	$10,001- $50,000	$10,001-$50,000	None	None	None	None	None	None
-AB Value Fund	None	$10,001-$50,000	None	None	None	None	None	$10,001- $50,000

AB Unconstrained Bond Fund, Inc.	None	None	None	None	None	None	None	None

AB Variable Products Series Fund, Inc.
-AB Balanced Wealth Strategy Portfolio	None	None	None	None	None	None	None	None
-AB Dynamic Asset Allocation Portfolio	None	None	None	None	None	None	None	None
-AB Global Thematic Growth Portfolio	None	None	None	None	None	None	None	None
-AB Growth Portfolio	None	None	None	None	None	None	None	None
-AB Growth and Income Portfolio	None	None	None	None	None	None	None	None
-AB Intermediate Bond Portfolio	None	None	None	None	None	None	None	None
-AB International Growth Portfolio	None	None	None	None	None	None	None	None
-AB International Value Portfolio	None	None	None	None	None	None	None	None
-AB Large Cap Growth Portfolio	None	None	None	None	None	None	None	None
-AB Real Estate Investment Portfolio	None	None	None	None	None	None	None	None
-AB Small Cap Growth Portfolio	None	None	None	None	None	None	None	None
-AB Small-Mid Cap Value Portfolio	None	None	None	None	None	None	None	None
-AB Value Portfolio	None	None	None	None	None	None	None	None
-AB Global Risk Allocation – Moderate Portfolio	None	None	None	None	None	None	None	None

The AB Portfolios
-AB All Market Total Return Portfolio	None	$10,001- $50,000	$10,001- $50,000	None	None	None	None	None
-AB Conservative Wealth Strategy	None	None	None	None	None	None	None	None
B-6

AB Funds Other Than SCB, Bernstein and AMMAF
Portfolio	Michael J. Downey	William H. Foulk, Jr.	Nancy P. Jacklin	Robert M. Keith	Carol C. McMullen	Garry L. Moody	Marshall C. Turner, Jr.	Earl D. Weiner

-AB Growth Fund	None	$10,001- $50,000	None	None	None	$10,001- $50,000	None	None
-AB Tax-Managed All Market Income Portfolio	None	None	None	None	None	None	None	None
-AB Tax-Managed Wealth Appreciation Strategy	None	None	None	None	None	None	$10,001- $50,000	None
-AB Wealth Appreciation Strategy	None	$10,001- $50,000	None	None	$10,001- $50,000	$10,001- $50,000	None	None

Sanford C. Bernstein Fund II, Inc.
-Bernstein Intermediate Duration -Institutional Portfolio	None	None	None	None	None	None	None	None

Aggregate Dollar Range of Equity Securities in the Funds in the Fund Complex as of July 13, 2018	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

SCB, Bernstein and AMMAF
Portfolio	Kathleen Fisher	Bart Friedman	R. Jay Gerken	William Kristol	Debra Perry	Donald K. Peterson

Bernstein Fund, Inc.
-International Strategic Equities Portfolio	$50,001-$100,000	None	None	None	None	None
-International Small Cap Portfolio	$10,001-$50,000	None	None	None	None	None
-Small Cap Core Portfolio	$50,001-$100,000	None	None	None	None	None

Sanford C. Bernstein Fund, Inc.
-California Municipal Portfolio	None	None	None	None	None	None
-Diversified Municipal Portfolio	None	None	None	Over $100,000	None	None
-Emerging Markets Portfolio	Over $100,000	Over $100,000	Over $100,000	None	$10,001 -$50,000	Over $100,000
-Intermediate Duration Portfolio	None	None	None	None	None	None
-New York Municipal Portfolio	Over $100,000	None	None	None	None	None
-International Portfolio	None	None	None	None	None	None
-Overlay A Portfolio	None	None	None	None	None	None
-Overlay B Portfolio	None	None	None	None	None	None
-Short Duration Diversified Municipal Portfolio	None	None	Over $100,000	Over $100,000	None	None
- Short Duration Plus Portfolio	None	None	None	None	None	None
-Tax-Aware Overlay A Portfolio	None	None	None	None	None	None
-Tax-Aware Overlay B Portfolio	None	None	None	None	None	None
-Tax-Aware Overlay C Portfolio	None	None	None	None	None	None
-Tax-Aware Overlay N Portfolio	None	None	None	None	None	None
-Tax-Managed International Portfolio	Over $100,000	Over $100,000	Over $100,000	None	Over $100,000	None

AB Multi-Manager Alternative Fund	None	None	None	None	None	None

Aggregate Dollar Range of Equity Securities in the Funds in the Fund Complex as of July 13, 2018	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
B-7

Compensation From the Funds

None of the Funds pays any fees to, or reimburses expenses of, any Director during a time when the Director is considered an "interested person" of the Fund. The aggregate compensation paid by a Fund to the Directors and Director nominees during each Fund's respective fiscal year or period ended in either 2017 or 2018, the aggregate compensation paid to the Directors during calendar year 2017 by all of the investment companies in the Fund Complex, and the total number of investment companies in the Fund Complex as to which the Directors are a director or trustee and the number of investment portfolios as to which the Directors are directors or trustees, are set forth below. Neither the Funds nor any other investment company in the Fund Complex provides compensation in the form of pension or retirement benefits to any of its Directors or pays compensation to officers of the Fund.

AB Funds Other Than SCB, Bernstein and AMMAF
Portfolio	Michael J. Downey	William H. Foulk, Jr.	Nancy P. Jacklin	Robert M. Keith	Carol C. McMullen	Garry L. Moody	Marshall C. Turner, Jr.	Earl D. Weiner

AB Bond Fund, Inc.
-AB All Market Real Return Portfolio	$2,809	$2,809	$3,001	$0	$2,809	$3,191	$4,730	$2,809
-AB Bond Inflation Strategy	$2,809	$2,809	$3,001	$0	$2,809	$3,191	$4,730	$2,809
-AB FlexFee High Yield Portfolio	$2,809	$2,809	$3,301	$0	$2,809	$3,191	$4,730	$2,809
-AB FlexFee International Bond Portfolio	$1,462	$1,462	$1,564	$0	$1,462	$1,667	$2,462	$1,462
-AB Income Fund	$2,809	$2,809	$3,001	$0	$2,809	$3,191	$4,730	$2,909
-AB Intermediate Bond Portfolio	$2,809	$2,809	$3,001	$0	$2,809	$3,191	$4,730	$2,809
-AB Limited Duration High Income Portfolio	$2,809	$2,809	$3,001	$0	$2,809	$3,191	$4,730	$2,809
-AB Municipal Bond Inflation Strategy	$2,809	$2,809	$3,001	$0	$2,809	$3,191	$4,730	$2,809
-AB Tax-Aware Fixed Income Portfolio	$2,809	$2,809	$3,001	$0	$2,809	$3,192	$4,731	$2,809

AB Cap Fund, Inc.
-AB All China Equity Portfolio (estimated for new fund)	$2,734	$2,734	$2,917	$0	$2,734	$3,094	$4,605	$2,734
-AB All Market Alternative Return Portfolio	$2,809	$2,809	$3,001	$0	$2,809	$3,191	$4,731	$2,809
-AB All Market Income Portfolio	$2,876	$2,876	$3,078	$0	$2,876	$3,279	$4,844	$2,876
-AB Concentrated Growth Fund	$2,734	$2,734	$2,917	$0	$2,734	$3,094	$4,605	$2,734
-AB Concentrated International Growth Portfolio	$2,734	$2,734	$2,917	$0	$2,783	$3,094	$4,605	$2,734
-AB Emerging Markets Core Portfolio	$2,734	$2,734	$2,917	$0	$2,783	$3,095	$4,605	$2,734
-AB Emerging Markets Multi-Asset Portfolio	$2,983	$2,983	$3,190	$0	$2,983	$3,396	$4,962	$2,983
-AB FlexFee Core Opportunities Portfolio	$1,462	$1,462	$1,564	$0	$1,462	$1,667	$2,462	$1,462
-AB FlexFee Emerging Markets Growth Portfolio	$2,876	$2,876	$3,078	$0	$2,876	$3,279	$4,843	$2,876
-AB FlexFee International Strategic Core Portfolio	$1,462	$1,462	$1,564	$0	$1,462	$1,667	$2,462	$1,462
-AB FlexFee Large Cap Growth Portfolio	$1,462	$1,462	$1,564	$0	$1,462	$1,667	$2,461	$1,462
-AB FlexFee US Thematic Portfolio	$1,462	$1,462	$1,564	$0	$1,462	$1,667	$2,461	$1,462
-AB Global Core Equity Portfolio	$2,734	$2,734	$2,917	$0	$2,783	$3,095	$4,605	$2,734
B-8

AB Funds Other Than SCB, Bernstein and AMMAF
Portfolio	Michael J. Downey	William H. Foulk, Jr.	Nancy P. Jacklin	Robert M. Keith	Carol C. McMullen	Garry L. Moody	Marshall C. Turner, Jr.	Earl D. Weiner

-AB International Strategic Core Portfolio	$2,734	$2,734	$2,917	$0	$2,783	$3,095	$4,605	$2,734
-AB Multi-Manager Select Retirement Allocation Fund	$2,734	$2,734	$2,917	$0	$2,734	$3,094	$4,605	$2,734
-AB Multi-Manager Select 2010 Fund	$2,734	$2,734	$2,917	$0	$2,734	$3,094	$4,605	$2,734
-AB Multi-Manager Select 2015 Fund	$2,734	$2,734	$2,917	$0	$2,734	$3,094	$4,605	$2,734
-AB Multi-Manager Select 2020 Fund	$2,734	$2,734	$2,917	$0	$2,734	$3,094	$4,605	$2,734
-AB Multi-Manager Select 2025 Fund	$2,734	$2,734	$2,917	$0	$2,734	$3,094	$4,605	$2,734
-AB Multi-Manager Select 2030 Fund	$2,734	$2,734	$2,917	$0	$2,734	$3,094	$4,605	$2,734
-AB Multi-Manager Select 2035 Fund	$2,734	$2,734	$2,917	$0	$2,734	$3,094	$4,605	$2,734
-AB Multi-Manager Select 2040 Fund	$2,734	$2,734	$2,917	$0	$2,734	$3,094	$4,605	$2,734
-AB Multi-Manager Select 2045 Fund	$2,734	$2,734	$2,917	$0	$2,734	$3,094	$4,605	$2,734
-AB Multi-Manager Select 2050 Fund	$2,734	$2,734	$2,917	$0	$2,734	$3,094	$4,605	$2,734
-AB Multi-Manager Select 2055 Fund	$2,734	$2,734	$2,917	$0	$2,734	$3,094	$4,605	$2,734
-AB Select US Equity Portfolio	$2,734	$2,734	$2,917	$0	$2,783	$3,094	$4,605	$2,734
-AB Select US Long/Short Portfolio	$2,734	$2,734	$2,917	$0	$2,783	$3,094	$4,605	$2,734
-AB Small Cap Growth Portfolio	$2,734	$2,734	$2,917	$0	$2,734	$3,094	$4,605	$2,734
-AB Small Cap Value Portfolio	$2,876	$2,876	$3,078	$0	$2,876	$3,280	$4,844	$2,876

AB Core Opportunities Fund, Inc.	$ 2,876	$ 2,876	$3,078	$0	$ 2,876	$ 3,280	$ 4,844	$ 2,876

AB Corporate Shares
-AB Corporate Income Shares	$2,983	$2,983	$3,190	$0	$2,983	$3,397	$4,962	$2,983
-AB Impact Municipal Income Shares	$1,507	$1,507	$1,610	$0	$1,507	$1,713	$2,475	$1,507
-AB Income Shares (estimated for new fund)	$2,091	$2,091	$2,236	$0	$2,091	$2,381	$3,472	$2,091
-AB Municipal Income Shares	$2,983	$2,983	$3,190	$0	$2,983	$3,397	$4,962	$2,983
-AB Taxable Multi-Sector Income Shares	$2,983	$2,983	$3,190	$0	$2,983	$3,397	$4,962	$2,983

AB Discovery Growth Fund, Inc.	$2,734	$2,734	$2,917	$0	$2,734	$3,094	$4,605	$2,734

AB Equity Income Fund, Inc.	$2,876	$2,876	$3,078	$0	$2,876	$3,279	$4,844	$2,876

AB Fixed-Income Shares, Inc.
-AB Government Money Market Portfolio	$2,983	$2,983	$3,189	$0	$2,983	$3,397	$4,961	$2,983

AB Global Bond Fund, Inc.	$2,809	$2,809	$3,001	$0	$2,809	$3,191	$4,730	$2,809

AB Global Real Estate Investment Fund, Inc.	$2,876	$2,876	$3,078	$0	$2,876	$3,280	$4,844	$2,876

B-9

AB Funds Other Than SCB, Bernstein and AMMAF
Portfolio	Michael J. Downey	William H. Foulk, Jr.	Nancy P. Jacklin	Robert M. Keith	Carol C. McMullen	Garry L. Moody	Marshall C. Turner, Jr.	Earl D. Weiner

AB Global Risk Allocation Fund, Inc.	$2,876	$2,876	$3,078	$0	$2,876	$ 3,280	$ 4,844	$ 2,876

AB High Income Fund, Inc.	$2,809	$2,809	$3,001	$0	$2,809	$3,191	$4,730	$2,809

AB Institutional Funds, Inc.
-AB Global Real Estate Investment Fund II	$2,809	$2,809	$3,001	$0	$2,809	$3,191	$4,730	$2,809

AB Large Cap Growth Fund, Inc.	$2,734	$2,734	$2,917	$0	$2,734	$3,094	$4,605	$2,734

AB Municipal Income Fund, Inc.
-AB California Portfolio	$3,046	$3,046	$3,254	$0	$3,046	$3,463	$5,003	$3,046
-AB High Income Municipal Portfolio	$3,046	$3,046	$3,254	$0	$3,046	$3,463	$5,003	$3,046
-AB National Portfolio	$3,046	$3,046	$3,254	$0	$3,046	$3,463	$5,003	$3,046
-AB New York Portfolio	$3,046	$3,046	$3,254	$0	$3,046	$3,463	$5,003	$3,046

AB Municipal Income Fund II
-AB Arizona Portfolio	$3,046	$3,046	$3,254	$0	$3,046	$3,463	$5,003	$3,046
-AB Massachusetts Portfolio	$3,046	$3,046	$3,254	$0	$3,046	$3,463	$5,003	$3,046
-AB Minnesota Portfolio	$3,046	$3,046	$3,254	$0	$3,046	$3,463	$5,003	$3,046
-AB New Jersey Portfolio	$3,046	$3,046	$3,254	$0	$3,046	$3,463	$5,003	$3,046
-AB Ohio Portfolio	$3,046	$3,046	$3,254	$0	$3,046	$3,463	$5,003	$3,046
-AB Pennsylvania Portfolio	$3,046	$3,046	$3,254	$0	$3,046	$3,463	$5,003	$3,046
-AB Virginia Portfolio	$3,046	$3,046	$3,254	$0	$3,046	$3,463	$5,003	$3,046

AB Relative Value Fund, Inc.	$2,809	$2,809	$3,001	$0	$2,809	$3,191	$4,731	$2,809

AB Sustainable Global Thematic Fund, Inc.	$2,734	$2,734	$2,916	$0	$2,734	$3,095	$4,605	$2,734

AB Sustainable International Thematic Fund, Inc.	$2,734	$2,734	$2,917	$0	$2,783	$3,094	$4,605	$2,734

AB Trust
-AB Discovery Value Fund	$2,876	$2,876	$3,078	$0	$2,876	$3,280	$4,844	$2,876
-AB International Value Fund	$2,876	$2,876	$3,078	$0	$2,876	$3,280	$4,844	$2,876
-AB Value Fund	$2,876	$2,876	$3,078	$0	$2,876	$3,280	$4,844	$2,876

AB Unconstrained Bond Fund, Inc.	$2,809	$2,809	$3,001	$0	$2,809	$3,191	$4,730	$2,809

AB Variable Products Series Fund, Inc.
-AB Balanced Wealth Strategy Portfolio	$2,877	$2,877	$3,078	$0	$2,877	$3,281	$4,844	$2,877
-AB Dynamic Asset Allocation Portfolio	$2,877	$2,877	$3,078	$0	$2,877	$3,281	$4,844	$2,877
-AB Global Thematic Growth Portfolio	$2,877	$2,877	$3,079	$0	$2,877	$3,281	$4,844	$2,877
-AB Growth Portfolio	$2,876	$2,876	$3,078	$0	$2,876	$3,280	$4,844	$2,876
-AB Growth and Income Portfolio	$2,876	$2,876	$3,078	$0	$2,876	$3,280	$4,844	$2,876
-AB Intermediate Bond Portfolio	$2,877	$2,877	$3,079	$0	$2,877	$3,281	$4,844	$2,877
B-10

AB Funds Other Than SCB, Bernstein and AMMAF
Portfolio	Michael J. Downey	William H. Foulk, Jr.	Nancy P. Jacklin	Robert M. Keith	Carol C. McMullen	Garry L. Moody	Marshall C. Turner, Jr.	Earl D. Weiner

-AB International Growth Portfolio	$2,877	$2,877	$3,079	$0	$2,877	$3,281	$4,844	$2,877
-AB International Value Portfolio	$2,877	$2,877	$3,078	$0	$2,877	$3,281	$4,844	$2,877
-AB Large Cap Growth Portfolio	$2,876	$2,876	$3,078	$0	$2,876	$3,280	$4,844	$2,876
-AB Real Estate Investment Portfolio	$2,877	$2,877	$3,079	$0	$2,877	$3,281	$4,844	$2,877
-AB Small Cap Growth Portfolio	$2,876	$2,876	$3,078	$0	$2,876	$3,280	$4,844	$2,876
-AB Small-Mid Cap Value Portfolio	$2,877	$2,877	$3,078	$0	$2,877	$3,281	$4,844	$2,877
-AB Value Portfolio	$2,877	$2,877	$3,079	$0	$2,877	$3,281	$4,844	$2,877
-AB Global Risk Allocation – Moderate Portfolio	$2,877	$2,877	$3,078	$0	$2,877	$3,281	$4,844	$2,877

The AB Portfolios
-AB All Market Total Return Portfolio	$2,809	$2,809	$3,001	$0	$2,809	$3,191	$4,731	$2,809
-AB Conservative Wealth Strategy	$2,809	$2,809	$3,001	$0	$2,809	$3,191	$4,731	$2,809
-AB Growth Fund	$2,734	$2,734	$2,917	$0	$2,734	$3,094	$4,605	$2,734
-AB Tax-Managed All Market Income Portfolio	$2,809	$2,809	$3,001	$0	$2,809	$3,191	$4,731	$2,809
-AB Tax-Managed Wealth Appreciation Strategy	$2,809	$2,809	$3,001	$0	$2,809	$3,191	$4,731	$2,809
-AB Wealth Appreciation Strategy	$2,809	$2,809	$3,001	$0	$2,809	$3,191	$4,731	$2,809

Sanford C. Bernstein Fund II, Inc.
-Bernstein Intermediate Duration -Institutional Portfolio	$2,809	$2,809	$3,001	$0	$2,809	$3,192	$4,730	$2,809

Compensation from the Fund Complex, including the Funds, during 2017	$285,000	$285,000	$305,000	$0	$285,000	$325,000	$480,000	$285,000

AB Funds Other Than SCB, Bernstein and AMMAF
	Michael J. Downey	William H. Foulk, Jr.	Nancy P. Jacklin	Robert M. Keith	Carol C. McMullen	Garry L. Moody	Marshall C. Turner, Jr.	Earl D. Weiner
Number of Investment, Companies in the Fund Complex, including the Funds, as to which the Director is a Director or Trustee	26	26	26	26	26	26	26	26
Number of Investment Portfolios within the Fund Complex, including the Funds, as to which the Director is a Director or Trustee	94	94	94	94	94	94	94	94

B-11

SCB and Bernstein
Portfolio	Kathleen Fisher	Bart Friedman	R. Jay Gerken	William Kristol	Debra Perry	Donald K. Peterson

Bernstein Fund, Inc.
-International Strategic Equities Portfolio	$0	$12,082	$9,878	$9,878	$10,606	$11,092
-International Small Cap Portfolio	$0	$5,827	$4,780	$4,780	$5,129	$5,364
-Small Cap Core Portfolio	$0	$5,924	$4,868	$4,868	$5,221	$5,455

Sanford C. Bernstein Fund, Inc.
-California Municipal Portfolio	$0	$9,200	$7,565	$7,565	$8,110	$8,475
-Diversified Municipal Portfolio	$0	$51,160	$42,072	$42,072	$45,107	$47,127
-Emerging Markets Portfolio	$0	$10,295	$8,455	$8,455	$9,068	$9,475
-Intermediate Duration Portfolio	$0	$25,114	$20,652	$20,652	$22,140	$23,132
-New York Municipal Portfolio	$0	$13,274	$10,918	$10,918	$11,704	$12,230
-International Portfolio	$0	$11,453	$9,406	$9,406	$10,086	$10,540
-Overlay A Portfolio	$0	$15,465	$12,709	$12,709	$13,629	$14,243
-Overlay B Portfolio	$0	$9,005	$7,405	$7,405	$7,939	$8,295
-Short Duration Diversified Municipal Portfolio	$0	$1,197	$984	$984	$1,056	$1,104
- Short Duration Plus Portfolio	$0	$2,258	$1,859	$1,859	$1,992	$2,080
-Tax-Aware Overlay A Portfolio	$0	$31,651	$26,011	$26,011	$27,893	$29,155
-Tax-Aware Overlay B Portfolio	$0	$14,067	$11,566	$11,566	$12,400	$12,956
-Tax-Aware Overlay C Portfolio	$0	$4,130	$3,395	$3,395	$3,639	$3,804
-Tax-Aware Overlay N Portfolio	$0	$3,358	$2,761	$2,761	$2,960	$3,093
-Tax-Managed International Portfolio	$0	$26,722	$21,954	$21,954	$23,542	$24,599

Compensation from the Fund Complex, including the Funds, during 2017	$0	$ 250,000	$205,000	$205,000	$220,000	$230,000

Bernstein and SCB
	Kathleen Fisher	Bart Friedman	R. Jay Gerken	William Kristol	Debra Perry	Donald K. Peterson
Number of Investment Companies in the Fund Complex, including the Funds, as to which the Director is a Director or Trustee	2	2	2	2	2	2
Number of Investment Portfolios within the Fund Complex, including the Funds, as to which the Director is a Director or Trustee	18	18	18	18	18	18

AMMAF
Portfolio	Christopher J. Bricker	Lawrence D. Haber	Jeanette Loeb	Carter F. Wolfe

AB Multi-Manager Alternative Fund	$0	$48,000	$43,000	$53,000

AMMAF
	Christopher J. Bricker	Lawrence D. Haber	Jeanette Loeb	Carter F. Wolfe
Number of Investment Companies in the Fund Complex, including the Funds, as to which the Director is a Director or Trustee	1	1	1	1
Number of Investment Portfolios within the Fund Complex, including the Funds, as to which the Director is a Director or Trustee	1	1	1	1

B-12

APPENDIX C – INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Certain information regarding the independent registered public accounting firm for the Funds whose shareholders are to vote on Proposal One regarding the election of Fund Directors is provided below.

Independent Auditors for the AB Funds

The Board of each AB Fund has selected Ernst & Young LLP to serve as the Fund's independent registered public accounting firm. Ernst & Young LLP has audited the accounts of each Fund for its last two fiscal years, and has represented that it does not have any direct financial interest or any material indirect financial interest in the Funds. Representatives of Ernst & Young LLP are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Independent Auditors for the SCB Funds and AMMAF

The Board of each SCB Fund and the Board of AMMAF has each selected PricewaterhouseCoopers LLP to serve as each Fund's independent registered public accounting firm. PricewaterhouseCoopers LLP has audited the accounts of each Fund for its last two fiscal years, and has represented that it does not have any direct financial interest or any material indirect financial interest in the Funds. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Report of the Audit Committee of AMMAF

The Audit Committee has discussed with Pricewaterhouse Coopers LLP, the independent registered public accounting firm, the matters required to be discussed by the statement on Auditing Standards No. 61 adopted by the Public Company Accounting Oversight Board and has received the written disclosures and the letter from Pricewaterhouse Coopers LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and has discussed with Pricewaterhouse Coopers LLP their independence.

C-1

The Audit Committee reviews and discusses the audit of AMMAF's financial statements with fund management and Pricewaterhouse Coopers LLP. If any material concerns arise during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in the AMMAF's Annual Report to Stockholders as filed with the SEC, the Audit Committee would be notified by fund management or the independent registered public accounting firm. The Audit Committee received no such notifications for AMMAF. The Audit Committee has reviewed and discussed the audit of AMMAF's financial statements with fund management and Pricewaterhouse Coopers LLP, and recommended to the AMMAF Board that AMMAF's audited financial statements for the fiscal year ended March 31, 2018 be included in its Annual Report to Stockholders.

Lawrence D. Haber, Chair of the Audit Committee

Jeanette Loeb, Member of the Audit Committee

Carter F. "Terry" Wolfe, Member of the Audit Committee

Independent Auditor's Fees

The following table sets forth the aggregate fees billed by each Fund's independent registered public accounting firm identified above, for each Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation. The following table also shows aggregate non-audit services provided to the Fund, the Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund.

Fund	Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-Approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Bond Fund, Inc.
AB All Market Real Return Portfolio	2016	$79,481	$28	$38,778	$474,626	$38,806 $(28) $(38,778)
	2017	$79,481	$47	$40,467	$763,629	$40,514 $(47) $(40,467)
C-2

Fund	Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-Approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Bond Inflation Strategy	2016	$86,472	$16	$18,359	$454,195	$18,375 $(16) $(18,359)
	2017	$86,472	$60	$19,256	$742,431	$19,316 $(60) $(19,256)
AB FlexFee High Yield Portfolio	August 2016	$114,070	—	$30,973	$288,518	$30,973 — $30,973
	October 2016	$96,960	$11,000	$32,648	$479,468	$43,648 $(11,000) $(32,648)
	2017	$114,071	—	$35,656	$758,771	$35,656 — $(35,656)
AB FlexFee International Bond Portfolio	2016	—	—	—	—	—
	2017	$26,722	—	$18,003	$741,118	$18,003 — $(18,003)
AB Income Fund	2016	$111,185	$3,165	$32,435	$471,420	$35,600 $(3,165) $(32,435)
	2017	$111,185	$158	$27,883	$751,156	$28,041 $(158) $(27,883)
C-3

Fund	Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-Approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Intermediate Bond Portfolio	2016	$75,281	$17	$18,753	$454,590	$18,770 $(17) $(18,753)
	2017	$75,281	$45	$19,210	$742,370	$19,255 $(45) $(19,210)
AB Limited Duration High Income Portfolio	2016	$111,484	$15	$24,274	$384,419	$24,289 $(15) $(24,274)
	2017	$111,484	$25	$24,791	$654,271	$24,816 $(25) $(24,791)
AB Municipal Bond Inflation Strategy	2016	$66,207	$36	$18,042	$453,898	$18,078 $(36) $(18,042)
	2017	$66,207	$113	$17,886	$741,114	$17,999 $(113) $(17,886)
AB Tax-Aware Fixed Income Portfolio	2016	$36,060	—	$23,493	$459,313	$23,493 — $(23,493)
	2017	$36,060	—	$23,996	$747,111	$23,996 — $(23,996)
C-4

Fund	Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-Approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Cap Fund, Inc.
AB All China Equity Portfolio	N/A	N/A	N/A	N/A	N/A	N/A
AB All Market Alternative Return Portfolio	2016	$68,776	—	$20,883	$456,703	$20,883 — $(20,883)
	2017	$68,776	—	$35,829	$758,944	$35,829 — $(35,829)
AB All Market Income Portfolio	2016	$84,412	—	$29,066	$435,516	$29,066 — $(29,066)
	2017	$84,412	—	$31,903	$755,018	$31,903 — $(31,903)
AB Concentrated Growth Fund	2016	$21,212	$17	$18,481	$488,611	$18,481 — $(18,481)
	2017	$21,212	$26	$14,425	$543,356	$14,451 $(26) $(14,425)
AB Concentrated International Growth Portfolio	2016	$25,735	—	$15,619	$485,749	$15,619 — $(15,619)
	2017	$25,735	$2,500	$12,758	$544,163	$15,258 $(2,500) $(12,758)
C-5

Fund	Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-Approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Emerging Markets Core Portfolio	2016	$31,444	—	$6,339	$476,469	$6,339 — $(6,339)
	2017	$41,925	—	$21,128	$550,033	$21,128 — $(21,128)
AB Emerging Markets Multi-Asset Portfolio	2016	$57,769	—	$27,688	$705,978	$27,688 — $(27,688)
	2017	$57,769	$8	$41,184	$781,607	$41,192 $(8) $(41,184)
AB FlexFee Core Opportunities Portfolio	2016	—	—	—	—	—
	2017	$28,481	—	$12,691	$735,806	$12,691 — $(12,691)
AB FlexFee Emerging Markets Growth Portfolio	2016	$41,926	—	$21,888	$492,018	$21,888 — $(21,888)
	June 2017	$41,926	$3,000	$24,537	$556,442	$27,537 $(3,000) $(24,537)
	December 2017	$35,637	—	$9,536	$732,651	$9,536 — $(9,536)
AB FlexFee International Strategic Core Portfolio	2016	—	—	—	—	—
	2017	$34,990	—	$15,208	$738,323	$15,208 — $(15,208)
C-6

Fund	Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-Approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB FlexFee Large Cap Growth Portfolio	2016	—	—	—	—	—
	2017	$28,481	—	$11,196	$734,311	$11,196 — $(11,196)
AB FlexFee US Thematic Portfolio	2016	—	—	—	—	—
	2017	$28,481	—	$12,691	$735,806	$12,691 — $(12,691)
AB Global Core Equity Portfolio	2016	$41,926	$8	$19,459	$489,589	$19,459 — $(19,459)
	2017	$41,926	$19	$24,144	$553,049	$24,163 $(19) $(24,144)
AB International Strategic Core Portfolio	2016	$31,746	—	$15,208	$485,338	$15,208 — $(15,208)
	2017	$42,328	—	$11,491	$540,396	$11,491 — $(11,491)
AB Multi-Manager Select Retirement Allocation Fund	2016	$22,235	—	$14,736	$322,281	$14,736 — $(14,736)
	2017	$22,235	—	$15,009	$543,914	$15,009 — $(15,009)
C-7

Fund	Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-Approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Multi-Manager Select 2010 Fund	2016	$19,911	—	$14,736	$322,303	$14,758 — $(14,758)
	2017	$19,911	—	$15,127	$544,032	$15,127 — $(15,127)
AB Multi-Manager Select 2015 Fund	2016	$18,130	—	$14,758	$322,308	$14,763 — $(14,763)
	2017	$18,130	—	$15,127	$544,032	$15,127 — $(15,127)
AB Multi-Manager Select 2020 Fund	2016	$18,130	—	$14,758	$322,303	$14,758 — $(14,758)
	2017	$18,130	$7	$15,127	$544,039	$15,134 $(7) $(15,127)
AB Multi-Manager Select 2025 Fund	2016	$18,130	—	$14,763	$322,188	$14,643 — $(14,643)
	2017	$18,130	$9	$15,127	$544,041	$15,136 $(9) $(15,127)
C-8

Fund	Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-Approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Multi-Manager Select 2030 Fund	2016	$18,130	—	$14,758	$322,188	$14,643 — $(14,643)
	2017	$18,130	$7	$15,127	$544,039	$15,134 $(7) $(15,127)
AB Multi-Manager Select 2035 Fund	2016	$18,130	—	$14,758	$322,303	$14,758 — $(14,758)
	2017	$18,130	$6	$15,127	$544,038	$15,133 $(6) $(15,127)
AB Multi-Manager Select 2040 Fund	2016	$18,130	—	$14,643	$322,188	$14,643 — $(14,643)
	2017	$18,130	—	$15,127	$544,032	$15,127 — $(15,127)
AB Multi-Manager Select 2045 Fund	2016	$18,130	—	$14,643	$322,188	$14,643 — $(14,643)
	2017	$18,130	—	$15,127	$544,032	$15,127 — $(15,127)
C-9

Fund	Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-Approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Multi-Manager Select 2050 Fund	2016	$19,911	—	$14,643	$322,188	$14,643 — $(14,643)
	2017	$19,911	—	$15,127	$544,032	$15,127 — $(15,127)
AB Multi-Manager Select 2055 Fund	2016	$19,911	—	$14,643	$322,188	$14,643 — $(14,643)
	2017	$19,911	—	$15,127	$544,032	$15,127 — $(15,127)
AB Select US Equity Portfolio	2016	$31,889	$15	$20,816	$490,946	$20,816 — $(20,816)
	2017	$31,889	$20	$19,258	$548,183	$19,278 $(20) $(19,258)
AB Select US Long/Short Portfolio	2016	$36,098	$62	$16,618	$486,748	$16,618 — $(16,618)
	2017	$36,098	$66	$20,455	$549,360	$20,455 — $(20,455)
C-10

Fund	Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-Approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Small Cap Growth Portfolio	2016	$32,375	—	$19,963	$327,508	$19,963 — $(19,963)
	2017	$32,375	$83	$20,461	$549,449	$20,544 $(83) $(20,461)
AB Small Cap Value Portfolio	2016	$31,404	—	$24,686	$431,136	$24,686 — $(24,686)
	2017	$31,404	$29	$25,678	$748,821	$25,706 $(29) $(25,678)
AB Core Opportunities Fund, Inc.	2016	$34,318	$9	$21,897	$428,355	$21,905 $(9) $(21,897)
	2017	$34,318	$48	$22,423	$745,586	$22,471 $(48) $(22,423)
AB Corporate Shares
AB Corporate Income Shares	2017	$32,537	—	$17,885	$613,175	$17,885 — $(17,885)
	2018	$32,537	—	$23,125	$849,815	$23,125— $(23,125)
AB Impact Municipal Income Shares	2017	—	—	—	—	—
	2018	$22,298	—	$10,235	$836,925	$10,235 — $(10,235)
C-11

Fund	Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-Approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Income Shares	N/A	N/A	N/A	N/A	N/A	N/A
AB Municipal Income Shares	2017	$45,353	—	$17,572	$612,862	$17,572 — $(17,572)
	2018	$45,353	—	$24,667	$851,357	$24,667 — $(24,667)
AB Taxable Multi-Sector Income Shares	2017	$36,041	—	$18,282	$613,572	$18,282 — $(18,282)
	2018	$36,041	—	$23,343	$850,033	$23,343— $(23,343)
AB Discovery Growth Fund, Inc.	2016	$32,861	—	$20,481	$410,611	$20,481 — $(20,481)
	2017	$32,861	$137	$20,459	$549,502	$20,597 $(137) $(20,459)
AB Equity Income Fund, Inc.	2016	$38,527	—	$25,958	$432,408	$25,958 — $(25,958)
	2017	$38,527	$93	$19,637	$742,846	$19,731 $(93) $(19,637)
C-12

Fund	Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-Approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Fixed-Income Shares, Inc.
AB Government Money Market Portfolio	2017	$28,814	$2,367	$17,874	$615,531	$20,241 $(2,367) $(17,874)
	2018	$28,814	$8,065	$31,540	$866,295	$39,605 $(8,065) $(31,540)
AB Global Bond Fund, Inc.	2016	$102,815	$251	$30,305	$390,686	$30,556 $(251) $(30,305)
	2017	$102,815	$860	$30,457	$660,772	$31,317 $(860) $(30,457)
AB Global Real Estate Investment Fund, Inc.	2016	47,592	8	34,634	441,092	34,642 (8) (34,634)
	2017	47,592	20	38,055	761,190	38,075 (20) (38,055)
AB Global Risk Allocation Fund, Inc.	2016	$99,392	$15	$46,007	$ 452,472	$46,022 $(15) $(46,007)
	2017	$99,392	$38	$51,990	$775,143	$52,028 $(38) $(51,990)
C-13

Fund	Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-Approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB High Income Fund, Inc.	2016	$161,146	$327	$30,845	$466,991	$31,172 $(327) $(30,845)
	2017	$161,146	$1,057	$28,929	$753,101	$29,986 $(1,057) $(28,929)
AB Institutional Funds, Inc.
AB Global Real Estate Investment Fund II	2016	$48,563	$17	$34,092	$469,928	$34,109 $(17) $(34,092)
	2017	$48,568	$40	$34,662	$757,817	$34,702 $(40) $(34,662)
AB Large Cap Growth Fund, Inc.	2016	$32,375	—	$20,367	$327,912	$20,367 -- $(20,367)
	2017	$32,375	$314	$17,780	$546,999	$18,094 $(314) $(17,780)
AB Multi-Manager Alternative Fund	2016	$58,500	—	$38,750	$9,638,245	$38,750 -- $ (38,750)
	2017	$58,500	--	$44,600	$9,626,139	$44,600 -- $(44,600)
C-14

Fund	Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-Approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Municipal Income Fund, Inc.
AB California Portfolio	2016	$37,288	--	$23,543	$406,088	$23,543 -- $(23,543)
	2017	$37,288	$33	$21,968	$617,291	$22,001 $(33) $(21,968)
AB High Income Municipal Portfolio	2016	$46,438	--	$23,543	$406,088	$23,543 -- $(23,543)
	2017	$46,438	$120	$21,968	$617,378	$22,088 $(120) $(21,968)
AB National Portfolio	2016	$38,664	--	$23,543	$406,088	$23,543 -- $(23,543)
	2017	$38,664	$61	$21,968	$617,319	$22,029 $(61) $(21,968)
AB New York Portfolio	2016	$38,664	--	$23,543	$406,088	$23,543 -- $(23,543)
	2017	$38,664	$29	$24,468	$619,787	$24,497 $(29) $(24,468)
C-15

Fund	Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-Approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Municipal Income Fund II
AB Arizona Portfolio	2016	$28,895	—	$22,780	$426,525	$22,780 — $(22,780)
	2017	$28,895	$7	$21,696	$616,993	$21,703 $(7) $(21,696)
AB Massachusetts Portfolio	2016	$30,781	—	$22,780	$426,525	$22,780 — $(22,780)
	2017	$30,781	$12	$21,696	$616,998	$21,708 $(12) $(21,696)
AB Minnesota Portfolio	2016	$30,781	—	$22,780	$426,525	$22,780 — $(22,780)
	2017	$30,781	—	$21,696	$599,850	$21,696 — $(21,696)
AB New Jersey Portfolio	2016	$30,781	—	$22,780	$426,525	$22,780 — $(22,780)
	2017	$30,781	$6	$21,696	$616,992	$21,702 $(6) $(21,696)
C-16

Fund	Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-Approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Ohio Portfolio	2016	$30,781	—	$22,780	$426,525	$22,780 — $(22,780)
	2017	$30,781	$6	$21,696	$616,992	$21,702 $(6) $(21,696)
AB Pennsylvania Portfolio	2016	$28,895	—	$22,780	$426,525	$22,780 — $(22,780)
	2017	$28,895	—	$21,696	$616,986	$21,696 — $(21,696)
AB Virginia Portfolio	2016	$30,781	—	$22,780	$426,525	$22,780 — $ (22,780)
	2017	$30,781	$12	$21,696	$616,998	$21,708 $(12) $(21,696)
AB Relative Value Fund, Inc.	2016	$34,318	$5,077	$21,825	$462,722	$26,902 $(5,077) $(21,825)
	2017	$34,318	$3,210	$22,447	$748,773	$25,658 $(3,210) $(22,447)
C-17

Fund	Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-Approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Sustainable Global Thematic Fund, Inc.	2016	$44,490	—	$27,702	$335,247	$27,702 — $(27,702)
	2017	$44,490	$49	$27,125	$556,079	$27,174 $(49) $(27,125)
AB Sustainable International Thematic Fund, Inc.	2016	$44,490	—	$24,961	$412,506	$24,961 — $(24,961)
	2017	$44,490	$21	$25,042	$553,968	$25,063 $(21) $(25,042)
AB Trust
AB Discovery Value Fund	2016	$38,527	$115	$27,996	$434,561	$28,111 $(115) $(27,996)
	2017	$38,527	$352	$25,249	$748,716	$25,601 $(352) $(25,249)
AB International Value Fund	2016	$43,383	$15	$36,024	$442,489	$36,039 $(15) $(36,024)
	2017	$43,383	$36	$28,120	$751,271	$28,156 $(36) $(28,120)
C-18

Fund	Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-Approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Value Fund	2016	$33,832	$19	$18,955	$425,424	$18,974 $(19) $(18,955)
	2017	$33,832	$53	$19,411	$742,579	$19,464 $(53) $(19,411)
AB Unconstrained Bond Fund, Inc.	2016	$107,809	$16	$27,772	$463,608	$27,788 $(16) $(27,772)
	2017	$107,809	$41	$29,902	$753,058	$29,943 $(41) $(29,902)
AB Variable Products Series Fund, Inc.
AB Balanced Wealth Strategy Portfolio	2016	$72,197	—	$32,868	$439,318	$32,868 — $(32,868)
	2017	$72,197	$45	$20,394	$743,554	$20,439 $(45) $(20,394)
AB Dynamic Asset Allocation Portfolio	2016	$85,147	—	$24,683	$431,133	$24,683 — $(24,683)
	2017	$85,147	$93	$24,471	$747,679	$24,564 $(93) $(24,471)
C-19

Fund	Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-Approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Global Thematic Growth Portfolio	2016	$41,926	—	$21,746	$428,196	$21,746 — $(21,746)
	2017	$41,926	$22	$10,459	$733,596	$10,481 $(22) $(10,459)
AB Growth Portfolio	2016	$31,404	—	$9,796	$416,246	$9,796 — $(9,796)
	2017	$31,404	—	$8,888	$732,003	$8,888 — $(8,888)
AB Growth and Income Portfolio	2016	$31,404	—	$10,520	$416,970	$10,520 — $(10,520)
	2017	$31,404	$246	$13,642	$737,003	$13,888 $(246) $(13,642)
AB Intermediate Bond Portfolio	2016	$67,988	—	$10,871	$417,321	$10,871 — $(10,871)
	2017	$67,988	—	$10,055	$733,170	$10,055 — $(10,055)
C-20

Fund	Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-Approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB International Growth Portfolio	2016	$41,926	—	$29,222	$435,672	$29,222 — $(29,222)
	2017	$41,926	$5	$13,972	$737,092	$13,977 $(5) $(13,972)
AB International Value Portfolio	2016	$41,926	—	$28,088	$434,538	$28,088 — $(28,088)
	2017	$41,926	$70	$13,396	$736,581	$13,466 $(70) $(13,396)
AB Large Cap Growth Portfolio	2016	$31,404	—	$8,723	$415,173	$8,723 — $(8,723)
	2017	$31,404	$70	$8,950	$732,135	$9,020 $(70) $ (8,950)
AB Real Estate Investment Portfolio	2016	$35,613	—	$18,325	$424,775	$18,325 — $(18,325)
	2017	$35,613	—	$17,016	$740,131	$17,016 — $(17,016)
C-21

Fund	Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-Approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Small Cap Growth Portfolio	2016	$31,404	—	$8,669	$415,119	$8,669 — (8,669)
	2017	$31,404	—	$8,906	$732,021	$8,906 — $(8,906)
AB Small-Mid Cap Value Portfolio	2016	$35,613	—	$16,559	$423,009	$16,559 — $(16,559)
	2017	$35,613	$108	$13,357	$736,580	$13,465 $(108) $(13,357)
AB Value Portfolio	2016	$31,404	—	$9,735	$416,185	$9,735 — $(9,735)
	2017	$31,404	$10	$9,902	$733,027	$9,912 $(10) $(9,902)
AB Global Risk Allocation – Moderate Portfolio	2016	$36,029	—	$8,573	$414,286	$8,573 — $(8,573)
	2017	$36,029	$19	$10,187	$732,474	$10,206 $(19) $(10,187)
C-22

Fund	Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-Approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
Alliance California Municipal Income Fund, Inc.	2016	$42,412	$18,591	$18,014	$472,425	$36,605 $(18,591) $(18,014)
	2017	$42,412	$8,003	$18,384	$749,502	$26,387 $(8,003) $(18,384)
AllianceBernstein Global High Income Fund, Inc.	2016	$154,767	$2,056	$30,637	$710,983	$32,693 $(2,056) $(30,637)
	2017	$154,767	$8,000	$29,601	$778,016	$37,601 $(8,000) $(29,601)
AllianceBernstein National Municipal Income Fund, Inc.	2016	$42,412	$18,609	$18,014	$472,443	$36,623 $(18,609) $(18,014)
	2017	$42,412	$8,010	$18,014	$749,509	$26,394 $(8,010) $(18,384)
The AB Portfolios
AB All Market Total Return Portfolio	2016	$20,720	—	$17,464	$275,009	$17,464 — $(17,464)
	2017	$60,146	$2,626	$19,959	$611,490	$22,585 $(2,626) $(19,959)
C-23

Fund	Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-Approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Conservative Wealth Strategy	2016	$20,720	—	$17,427	$274,972	$17,427 — $(17,427)
	2017	$49,146	$5,366	$19,959	$614,230	$25,325 $(5,366) $(19,959)
AB Growth Fund	2016	$32,375	—	$18,380	$408,510	$18,380 — $(18,380)
	2017	$32,375	$52	$15,414	$544,371	$15,466 $(52) $(15,414)
AB Tax-Managed All Market Income Portfolio	2016	$49,146	—	$29,571	$287,116	$29,571 — $(29,571)
	2017	$49,146	$2,517	$32,459	$623,881	$34,976 $(2,517) $(32,459)
AB Tax-Managed Wealth Appreciation Strategy	2016	$42,593	—	$27,160	$284,705	$27,160 — $(27,160)
	2017	$42,593	$1,424	$27,892	$618,221	$29,316 $(1,424) $(27,892)
C-24

Fund	Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-Approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Wealth Appreciation Strategy	2016	$20,720	—	$17,479	$275,024	$17,479 — $(17,479)
	2017	$42,593	$1,510	$22,269	$612,684	$23,779 $(1,510) $(22,269)
Bernstein Fund, Inc.	2016	$8,000	—	$2,041	$9,255,652	$2,041 — $(2,041)
	2017	$53,775	—	$71,002	$10,043,021	$71,002 — $(71,002)
Sanford C. Bernstein Fund, Inc.
California Municipal Portfolio	2016	$33,966	—	$15,060	$9,268,671	$15,060 — $(15,060)
	2017	$35,526	—	$15,350	$9,987,369	$15,350 — $(15,350)
Diversified Municipal Portfolio	2016	$131,272	—	$54,517	$9,308,129	$54,517 — $(54,517)
	2017	$138,569	—	$64,176	$10,036,195	$64,176 — $(64,176)
C-25

Fund	Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-Approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
Emerging Markets Portfolio	2016	$28,197	—	$17,870	$9,271,481	$17,870 — $(17,870)
	2017	$29,774	—	$38,189	$10,010,208	$38,189 $(38,189)
Intermediate Duration Portfolio	2016	$87,873	—	$39,058	$9,292,669	$39,058 — $(39,058)
	2017	$85,044	—	$42,712	$10,014,731	$42,712 — $(42,712)
New York Municipal Portfolio	2016	$44,393	—	$19,309	$9,272,920	$19,309 — $(19,309)
	2017	$46,265	—	$20,400	$9,992,419	$20,400 — $(20,400)
International Portfolio	2016	$45,751	—	$30,550	$9,284,161	$30,550 $(30,550)
	2017	$41,801	—	$19,852	$9,991,871	$19,852 $(19,852)
Overlay A Portfolio	2016	$67,266	—	$77,660	$9,331,271	$77,660 — $(77,660)
	2017	$69,244	—	$67,550	$10,039,569	$67,550 — $(67,550)
C-26

Fund	Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-Approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
Overlay B Portfolio	2016	$67,266	—	$46,762	$9,300,373	$46,762 — $(46,762)
	2017	$69,244	—	$50,016	$10,022,034	$50,016 — $(50,016)
Short Duration Diversified Municipal Portfolio	2016	$4,832	—	$6,125	$9,259,736	$6,125 — $(6,125)
	2017	$3,728	—	$4,060	$9,976,079	$4,060 — $(4,060)
Short Duration Plus Portfolio	2016	$16,422	—	$6,689	$9,260,301	$6,689 — $(6,689)
	2017	$17,826	—	$5,906	$9,977,925	$5,906 — $(5,906)
Tax-Aware Overlay A Portfolio	2016	$55,036	—	$76,866	$9,330,477	$76,866 — $(76,866)
	2017	$56,655	—	$67,547	$10,039,566	$67,547 — $(67,547)
Tax-Aware Overlay B Portfolio	2016	$55,036	—	$48,800	$9,302,411	$48,800 — $(48,800)
	2017	$56,655	—	$49,648	$10,021,667	$49,648 — $(49,648)
C-27

Fund	Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-Approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
Tax-Aware Overlay C Portfolio	2016	$55,036	—	$48,360	$9,301,972	$48,360 — $(48,360)
	2017	$56,655	—	$49,648	$10,021,667	$49,648 — $(49,648)
Tax-Aware Overlay N Portfolio	2016	$55,036	—	$48,325	$9,301,936	$48,325 — $(48,325)
	2017	$56,655	—	$49,648	$10,021,667	$49,648 — $(49,648)
Tax-Managed International Portfolio	2016	$99,505	—	$55,554	$9,309,165	$55,554 — $(55,554)
	2017	$87,632	—	$41,351	$10,013,370	$41,351 $(41,351)
Sanford C. Bernstein Fund II, Inc.
Bernstein Intermediate Duration Institutional Portfolio	2016	$82,710	--	$19,764	$379,894	$19,764 — $(19,764)
	2017	$82,710	--	$19,711	$649,166	$19,711 — $(19,711)
C-28

Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the applicable Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. Each Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees are for services pre-approved by the applicable Fund's Audit Committee.

Each Audit Committee has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

C-29

APPENDIX D – FORMS OF PROPOSED AGREEMENTS

The forms of Proposed Agreements discussed in this Proxy Statement appear below. A form of Proposed Agreement is provided for multiple Funds in instances in which the Current Agreements do not differ materially.

FORM OF INVESTMENT ADVISORY CONTRACT
[ABF, ABT, ACOF, AEIF, AFIS, AGBF, AGREIF, AGRAF, AHIF, AInstF,
ALCGF, AMIF, AMIF II, ARVF, ASGTF, ASITF, AUBF, AVP and SCB II]
1345 Avenue of the Americas
New York, New York 10105

[___________ __, 2018]

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

Dear Sirs:

We herewith confirm our agreement with you as follows:

1. We are an open-end, diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). We are currently authorized to issue [__] portfolios of shares and our Directors are authorized to reclassify and issue any unissued shares to any number of additional classes or series (Portfolios) each having its own investment objective, policies and restrictions, all as more fully described in the Prospectuses and the Statements of Additional Information constituting parts of the Registration Statement filed on our behalf under the Securities Act of 1933 and the Act. We are engaged in the business of investing and reinvesting our assets in securities of the type and in accordance with the limitations specified in our Articles of Incorporation, By-Laws, Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Act, and any representations made in our Prospectuses and Statements of Additional Information, all in such manner and to such extent as may from time to time be authorized by our Directors. We enclose copies of the documents listed above and will from time to time furnish you with any amendments thereof.

2.        (a) We hereby employ you to manage the investment and reinvestment of the assets in each of our Portfolios as above specified, and, without limiting the generality of the foregoing, to provide management and other services specified below.

(b) You will make decisions with respect to all purchases and sales of securities in each of our Portfolios. To carry out such decisions, you are hereby authorized, as our agent and attorney-in-fact, for our account and at our risk and in our name, to place orders for the investment and reinvestment of our assets. In all purchases, sales and other transactions in securities in each of our Portfolios you are authorized to exercise full discretion and act for us in the same manner and with the same force and effect as we might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

D-1

(c)        You will report to our Directors at each meeting thereof all changes in each Portfolio since the prior report, and will also keep us in touch with important developments affecting any Portfolio and on your own initiative will furnish us from time to time with such information as you may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in our Portfolios, the industries in which they engage, or the conditions prevailing in the economy generally. You will also furnish us with such statistical and analytical information with respect to securities in each of our Portfolios as you may believe appropriate or as we reasonably may request. In making such purchases and sales of securities in any of our Portfolios, you will bear in mind the policies set from time to time by our Directors as well as the limitations imposed by our Articles of Incorporation and in our Registration Statement under the Securities Act of 1933 and the Act, the limitations in the Act and of the Internal Revenue Code in respect of regulated investment companies and the investment objective, policies and restrictions for each of our Portfolios.

(d)        It is understood that you will from time to time employ or associate with yourselves such persons as you believe to be particularly fitted to assist you in the execution of your duties hereunder, the cost of performance of such duties to be borne and paid by you. No obligation may be incurred on our behalf in any such respect. During the continuance of this agreement and at our request you will provide to us persons satisfactory to our Directors to serve as our officers. You or your affiliates will also provide persons, who may be our officers, to render such clerical, accounting and other services to us as we may from time to time request of you. Such personnel may be employees of you or your affiliates. We will pay to you or your affiliates the cost of such personnel for rendering such services to us at such rates as shall from time to time be agreed upon between us, provided that all time devoted to the investment or reinvestment of securities in each of our Portfolios shall be for your account. Nothing contained herein shall be construed to restrict our right to hire our own employees or to contract for services to be performed by third parties. Furthermore, you or your affiliates (other than us) shall furnish us without charge with such management supervision and assistance and such office facilities as you may believe appropriate or as we may reasonably request subject to the requirements of any regulatory authority to which you may be subject. You or your affiliates (other than us) shall also be responsible for the payment of any expenses incurred in promoting the sale of our shares (other than the portion of the promotional expenses to be borne by us in accordance with an effective plan pursuant to Rule 12b-1 under the Act and the costs of printing our prospectuses and other reports to shareholders and fees related to registration with the Securities and Exchange Commission and with state regulatory authorities).

3.        [It is further agreed that you will reimburse us for that portion of the ordinary operating expenses of each of our Portfolios (except interest, taxes, brokerage, distribution service fees paid in accordance with an effective plan pursuant to Rule 12b-1 under the Act and extraordinary expenses, all to the extent permitted by applicable state law and regulation) (collectively, "Excludable Expenses") incurred by us which exceeds, as to a Portfolio, the limits applicable to such Portfolio under the laws or regulations of any state in which our shares of such Portfolio are qualified for sale for the prior fiscal year.]

D-2

We hereby confirm that, subject to the foregoing, we shall be responsible and hereby assume the obligation for payment of all our other expenses including: (a) payment of the fees payable to you under paragraph (5) hereof; (b) custody, transfer, and dividend disbursing expenses; (c) fees of directors who are not your affiliated persons; (d) legal and auditing expenses; (e) clerical, accounting and other office costs; (f) the cost of personnel providing services to us, as provided in subparagraph (d) of paragraph 2 above; (g) costs of printing our prospectuses and shareholder reports; (h) cost of maintenance of corporate existence; (i) interest charges, taxes, brokerage fees and commissions; (j) costs of stationery and supplies; (k) expenses and fees related to registration and filing with the Securities and Exchange Commission and with state regulatory authorities; and (l) such promotional expenses as may be contemplated by an effective plan pursuant to Rule 12b-1 under the Act provided, however, that our payment of such promotional expenses shall be in the amounts, and in accordance with the procedures, set forth in such plan.

4.        We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

5.        In consideration of the foregoing, we will pay you [monthly on the last day of each month] with respect to the [____________] Portfolio a fee of [__________]; provided, however, that your compensation for the period from the date hereof through the last day of the month in which the effective date hereof occurs shall be prorated according to the proportion which such period bears to such full month, and provided further that upon any termination of this agreement before the end of any month, such compensation for the period from the end of the last month ending prior to such termination to the date of termination shall be prorated according to the proportion which such period bears to such full month and shall be payable upon the date of termination.

6.        This agreement (i) shall become effective on [_______ __], 2018 and shall remain in effect until [________ __], 2019 in the case of the [__________] Portfolio, and (ii) shall continue in effect thereafter with respect to each Portfolio so long as its continuance is specifically approved at least annually by our Directors or by majority vote of the holders of our outstanding voting securities (as so defined) of such Portfolio, and, in either case, by a majority of our Directors who are not parties to this agreement or interested persons, as defined in the Act, of any such party (other than as Directors of the Fund) provided further, however, that if the continuation of this agreement is not approved as to a Portfolio, you may continue to render to such Portfolio the services described herein in the manner and to the extent permitted by the Act and the rules and regulations thereunder. Upon the effectiveness of this agreement, it shall supersede all previous agreements between us covering the subject matter hereof. This agreement may be terminated with respect to any Portfolio at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities (as so defined) of such Portfolio, or by a vote of a majority of our Directors on 60 days' written notice to you, or by you with respect to any Portfolio on 60 days' written notice to us.

D-3

7.        [This Agreement shall not be amended as to any Portfolio unless such amendment is approved by vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of our Directors who are not parties to this Agreement or interested persons, as defined in the Act, of any party to this Agreement (other than as our Directors), and, if required by law, by vote of a majority of the outstanding voting securities (as defined in the Act) of such Portfolio. Shareholders of a Portfolio not affected by any such amendment shall have no right to participate in any such vote.]

8.       This agreement may not be transferred, assigned, sold or in any matter hypothecated or pledged by you and this agreement shall terminate automatically in the event of any such transfer, assignment, sale, hypothecation or pledge by you. The terms "transfer", "assignment" and "sale" as used in this paragraph shall have the meanings ascribed thereto by governing law and any interpretation thereof contained in rules or regulations promulgated by the Securities and Exchange Commission thereunder.

9. (a) Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your employees, or any of the directors of AllianceBernstein Corporation, general partner, who may also be a director, officer or employee of ours, or persons otherwise affiliated with us (within the meaning of the Act) to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

(b)        You will notify us of any change in the general partners of your partnership within a reasonable time after such change.

10.       [If you cease to act as our investment adviser, or, in any event, if you so request in writing, we agree to take all necessary action to change our name to a name not including the terms "Alliance", "Bernstein" or "AB". You may from time to time make available without charge to us for our use such marks or symbols owned by you, including marks or symbols containing the term "Alliance", "Bernstein" or "AB" or any variation thereof, as you may consider appropriate. Any such marks or symbols so made available will remain your property and you shall have the right, upon notice in writing, to require us to cease the use of such mark or symbol at any time.]

11.        [This Agreement shall be construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the Act.]

12.        [This Agreement embodies that entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. If any provision of this Agreement is held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors. For the avoidance of doubt, this Agreement does not, and is not intended to, confer any rights, privileges, claims or remedies upon any person other than the parties and their respective successors.]

D-4

If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

Very truly yours,

[Fund Name]

By:
Name:
Title:

Agreed to and accepted [_________ __], 2018.

AllianceBernstein L.P.

By:
Name:
Title:

D-5

FORM OF INVESTMENT ADVISORY CONTRACT

[ACMIF and ANMIF]

1345 Avenue Of The Americas

New York, New York 10105

[___________ __, 2018]

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

Dear Sirs:

We, the undersigned [Fund Name], herewith confirm our agreement with you as follows:

1.       We are a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). We propose to engage in the business of investing and reinvesting our assets in securities ("the portfolio assets") of the type and in accordance with the limitations specified in our Charter, By-Laws, Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Act, and any representations made in our prospectus, all in such manner and to such extent as may from time to time be authorized by our Board of Directors. We enclose copies of the documents listed above and will from time to time furnish you with any amendments thereof.

2. (a) We hereby employ you to manage the investment and reinvestment of the portfolio assets as above specified, and, without limiting the generality of the foregoing, to provide management and other services specified below.

(b)       You will make decisions with respect to all purchases and sales of the portfolio assets. To carry out such decisions, you are hereby authorized, as our agent and attorney-in-fact, for our account and at our risk and in our name, to place orders for the investment and reinvestment of the portfolio assets. In all purchases, sales and other transactions in the portfolio assets you are authorized to exercise full discretion and act for us in the same manner and with the same force and effect as we might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sale or other transactions.

(c)       You will report to our Board of Directors at each meeting thereof all changes in the portfolio assets since the prior report, and will also keep us in touch with important developments affecting the portfolio assets and on your own initiative will furnish us from time to time with such information as you may believe appropriate for this purpose, whether concerning the individual issuers whose securities are included in our portfolio, the industries in which they engage, or the conditions prevailing in the economy generally. You will also furnish us with such statistical and analytical information with respect to the portfolio assets as you may believe appropriate or as we reasonably may request. In making such purchases and sales of the portfolio assets, you will bear in mind the policies set from time to time by our Board of Directors as well as the limitations imposed by our Articles of Incorporation and in our Registration Statement under the Act and the Securities Act of 1933, the limitations in the Act and of the Internal Revenue Code of 1986 in respect of regulated investment companies and the investment objectives, policies and practices, including restrictions, applied to our portfolio.

D-6

(d)       It is understood that you will (i) provide us with the services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of our corporation, including maintaining certain books and records, such as journals, ledger accounts and other records described in Rule 31a-1 under the Act, initiating all money transfers from us to our custodians and from our account to appropriate customer accounts, and reconciling account information and balances among our custodians and registrar, transfer and dividend disbursing agent; (ii) oversee the performance of administrative services rendered to us by others, including our custodians and registrar, transfer and dividend disbursing agent; (iii) provide us with adequate office space and facilities; (iv) prepare financial information for the periodic updating of our registration statements and for our proxy statements; (v) prepare our tax returns, reports to our shareholders, and periodic reports to the Securities and Exchange Commission; (vi) calculate the net asset value of our shares of common stock; and (vii) perform such other administrative services for us as may be reasonably requested by us. It is also understood that you will from time to time employ or associate with yourselves such persons as you believe to be particularly fitted to assist you in the execution of your duties hereunder, the cost of performance of such duties to be borne and paid by you. During the continuance of this agreement at our request you will provide us persons satisfactory to our Board of Directors to serve as our officers. You or your affiliates will also provide persons, who may be our officers, to render such clerical, accounting and other services to us as we may from time to time request of you. Such personnel may be employees of you or your affiliates. We will pay to you or your affiliates the cost of such personnel for rendering the services to us, provided that all time devoted to the investment or reinvestment of the portfolio assets shall be for your account. Nothing contained herein shall be construed to restrict our right to hire our own employees or to contract for services to be performed by third parties. Furthermore, you or your affiliates shall furnish us without charge with such management supervision and assistance and such office facilities as you may believe appropriate or as we may reasonably request subject to the requirements of any regulatory authority to which you may be subject.

3.       We hereby confirm that, subject to the foregoing, we shall be responsible and hereby assume the obligation for payment of all our other expenses, including: (a) payment of the fee payable to you under paragraph 5 hereof; (b) brokerage and commission expenses; (c) Federal, state, local and foreign taxes, including issue and transfer taxes, incurred by or levied on us; (d) interest charges on borrowings; (e) our organizational and offering expenses, whether or not advanced by you; (f) the cost of personnel providing services to us, as provided in paragraph 2(d) above; (g) fees and expenses of registering our shares under the appropriate federal securities laws and of qualifying our shares under applicable state securities laws; (h) fees and expenses of listing and maintaining the listing of our shares on any national securities exchange; (i) costs of maintaining our existence as a Maryland corporation and our authority to do business in New York; (j) expenses of printing and distributing our prospectus and reports to shareholders; (k) costs of proxy solicitation; (l) charges and expenses of our custodians and registrar, transfer and dividend disbursing agent; (m) compensation of our Directors who are not your affiliated persons; (n) legal and auditing expenses; (o) the cost of stock certificates representing shares of our common stock; (p) clerical, accounting and other office costs and costs of stationery and supplies.

4.       We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

D-7

5.       In consideration of the foregoing we will pay you a monthly fee at an annualized rate of [_____]% of our average daily net assets. Your compensation for the period from the date hereof through the last day of the month of the effective date hereof will be prorated based on the proportion that such period bears to the full month. In the event of any termination of this Agreement, your compensation will be calculated on the basis of a period ending on the last day on which this Agreement is in effect, subject to proration based on the number of days elapsed in the current period as a percentage of the total number of days in such period.

6.       This agreement shall become effective on the date hereof and shall continue for an initial term ending one year from the date hereof and may continue in effect thereafter provided that such continuance is specifically approved at least annually by our Board of Directors or by majority vote of the holders of our outstanding voting securities (as defined in the Act), and in either case, by a majority of our Board of Directors who are not interested persons, as defined in the Act, of any party to this agreement (other than as Directors of our corporation), provided further, however, that if the continuation of this agreement is not approved, you may continue to render the services described herein in the manner and to the extent permitted by the Act and the rules and regulations thereunder. Upon the effectiveness of this agreement, it shall supersede all previous agreements between us covering the subject matter hereof. This agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of our outstanding voting securities (as so defined), or by a vote of our Board of Directors on 60 days written notice to you, or by you on 60 days written notice to us.

7.       This agreement may not be assigned by you and this agreement shall terminate automatically in the event of any such assignment by you. The term "assignment" as used in this paragraph shall have the meanings ascribed thereto by the Act and any regulations or interpretations of the Commission thereunder.

8.       (a) Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your employees, or any of the officers or directors of AllianceBernstein Corporation, your general partner, who may also be a Director, officer or employee of ours, or persons otherwise affiliated with us (within the meaning of the Act) to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render service of any kind to any other trust, corporation, firm, individual or association.

(b) You will notify us of any change in the general partner of your partnership within a reasonable time after such change.

9.       If you cease to act as our investment adviser, or, in any event, if you so request in writing, we agree to take all necessary action to change our name to a name not including the term "Alliance" or "Bernstein. You may from time to time make available without charge to us for our use such marks or symbols owned by you, including marks or symbols containing the term "Alliance" or "Bernstein" or any variation thereof, as you may consider appropriate. Any such marks or symbols so made available will remain your property and you shall have the right, upon notice in writing, to require us to cease the use of such mark or symbol at any time.

10.       This Agreement shall be construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the Act.

D-8

If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

Very truly yours,

[FUND NAME]

By:
Name:
Title:

Agreed to and accepted

as of the date first set forth above.

ALLLIANCEBERNSTEIN L.P.

By:
Name:
Title:

D-9

FORM OF ADVISORY CONTRACT

[AGHIF]

1345 Avenue Of The Americas

New York, New York 10105

[___________ __, 2018]

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

Dear Sirs:

We, the undersigned AllianceBernstein Global High Income Fund, Inc., herewith confirm our agreement with you as follows:

1.       We are a closed-end, non-diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). We propose to engage in the business of investing and reinvesting our assets in securities ("the portfolio assets") of the type and in accordance with the limitations specified in our Articles of Incorporation, Bylaws, Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Act, and any representations made in our prospectus, all in such manner and to such extent as may from time to time be authorized by our Board of Directors. We enclose copies of the documents listed above and will from time to time furnish you with any amendments thereof.

2. (a) We hereby employ you to manage the investment and reinvestment of the portfolio assets as above specified and, without limiting the generality of the foregoing, to provide management and other services specified below.

(b)       You will make decisions with respect to all purchases and sales of the portfolio assets. To carry out such decisions, you are hereby authorized, as our agent and attorney-in-fact, for our account and at our risk and in our name, to place orders for the investment and reinvestment of the portfolio assets. In all purchases, sales and other transactions in the portfolio assets you are authorized to exercise full discretion and act for us in the same manner and with the same force and effect as we might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

(c)       You will report to our Board of Directors at each meeting thereof all changes in the portfolio assets since the prior report, and will also keep us in touch with important developments affecting the portfolio assets and on your own initiative will furnish us from time to time with such information as you may believe appropriate for this purpose, whether concerning the individual issuers whose securities are included in our portfolio, the industries in which they engage, or the conditions prevailing in the economy generally. You will also furnish us with such statistical and analytical information with respect to the portfolio assets as you may believe appropriate or as we reasonably may request. In making such purchases and sales of the portfolio assets, you will bear in mind the policies set from time to time by our Board of Directors as well as the limitations imposed by our Articles of Incorporation and in our Registration Statement under the Act and the Securities Act of 1933, and the limitations in the Act and of the Internal Revenue Code of 1986, as amended, in respect of regulated investment companies.

D-10

(d)       It is understood that you will from time to time employ or associate with yourselves such persons as you believe to be particularly fitted to assist you in the execution of your duties hereunder, the cost of performance of such duties to be borne and paid by you. No obligation may be incurred on our behalf in any such respect. During the continuance of this agreement at our request you will provide us persons satisfactory to our Board of Directors to serve as our officers. Such personnel may be employees of you or your affiliates. Nothing contained herein shall be construed to restrict our right to hire our own employees or to contract for services to be performed by third parties. Furthermore, you or your affiliates (other than us) shall furnish us without charge with such management supervision and assistance and such office facilities as you may believe appropriate or as we may reasonably request subject to the requirements of any regulatory authority to which you may be subject.

3.       We hereby confirm that, subject to the foregoing, we shall be responsible and hereby assume the obligation for payment of all our other expenses, including: (a) payment of the fee payable to you under paragraph 5 hereof; (b) brokerage and commission expenses; (c) federal, state, local and foreign taxes, including issue and transfer taxes, incurred by or levied on us; (d) interest charges on borrowings; (e) our organizational and offering expenses, whether or not advanced by you; (f) fees and expenses of registering our shares under the appropriate federal securities laws and of qualifying our shares under applicable state securities laws; (g) fees and expenses of listing and maintaining the listing of our shares on any securities exchange; (h) expenses of printing and distributing reports to shareholders; (i) costs of proxy solicitation; (j) charges and expenses of our administrator, custodians and registrar, and our transfer and dividend paying agent; (k) compensation of our Directors, officers and employees who do not devote any part of their time to your affairs or the affairs of your affiliates other than us; (l) legal and auditing expenses; (m) the cost of stock certificates representing shares of our common stock; and (n) costs of stationery and supplies.

4.       We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

5.       In consideration of the foregoing we will pay you a monthly fee at an annualized rate of 0.90% of our average weekly net assets. For purposes of the calculation of such fee, average weekly net assets shall be determined on the basis of our average net assets for each weekly period (ending on Friday) ending during the month. The net assets for each weekly period are determined by averaging the net assets on the Friday of such weekly period with the net assets on the Friday of the immediately preceding weekly period. When a Friday is not a business day for us, then the calculation will be based on our net assets on the business day immediately preceding such Friday. Such fee shall be payable in arrears on the last day of each calendar month for services performed hereunder during such month. If our initial Registration Statement is declared effective by the Securities and Exchange Commission after the beginning of a month or this agreement terminates prior to the end of a month, such fee shall be prorated according to the proportion which such portion of the month bears to the full month.

D-11

6.       This agreement shall become effective on the date set forth above and shall continue in effect thereafter so long as its continuance is specifically approved at least annually by our Board of Directors or by majority vote of the holders of our outstanding voting securities (as defined in the Act), and in either case, by a majority of our Board of Directors who are not interested persons, as defined in the Act, of any party to this agreement (other than as Directors of our corporation), provided further, however, that if the continuation of this agreement is not approved, you may continue to render the services described herein in the manner and to the extent permitted by the Act and the rules and regulations thereunder. Upon the effectiveness of this agreement, it shall supersede all previous agreements between us covering the subject matter hereof. This agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of our outstanding voting securities (as so defined), or by a vote of our Board of Directors on 60 days written notice to you, or by you on 60 days written notice to us.

7.       This agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by you and this agreement shall terminate automatically in the event of any such transfer, assignment, sale, hypothecation or pledge by you. The term "transfer", "assignment" and "sale" as used in this paragraph shall have the meanings ascribed hereto by governing law and any interpretation thereof contained in rules or regulations promulgated by the Securities and Exchange Commission thereunder.

8.       (a) Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your employees, or any of the officers or directors of AllianceBernstein Corporation, your general partner, who may also be a Director, officer or employee of ours, or persons otherwise affiliated with us (within the meaning of the Act) to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render service of any kind to any other trust, corporation, firm, individual or association.

(b) You will notify us of any change in the general partner of your partnership within a reasonable time after such change.

9.       If you cease to act as our investment adviser, or, in any event, if you so request in writing, we agree to take all necessary action to change our name to a name not including the terms "Alliance" or "Bernstein". You may from time to time make available without charge to us for our use such marks or symbols owned by you, including marks or symbols containing the term "Alliance" or "Bernstein" or any variation thereof, as you may consider appropriate. Any such marks or symbols so made available will remain your property and you shall have the right, upon notice in writing, to require us to cease the use of such mark or symbol at any time.

D-12

10.       This agreement shall be construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the Act.

If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

Very truly yours,

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.

By:
Name:
Title:

Agreed to and accepted

as of the date first set forth above.

ALLLIANCEBERNSTEIN L.P.

By:
Name:
Title:

D-13

FORM OF ADVISORY CONTRACT

[AMMAF]

1345 Avenue of the Americas

New York, New York 10105

[___________ __, 2018]

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

Dear Sirs:

We herewith confirm our agreement with you as follows:

1.       We are a closed-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended (the "Act"). We are engaged in the business of investing and reinvesting our assets in securities of the type and in accordance with the limitations specified in our Declaration of Trust, By-Laws, registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Act, and any representations made in our prospectus, all in such manner and to such extent as may from time to time be authorized by our Board of Trustees. We enclose copies of the documents listed above and will from time to time furnish you with any amendments thereof.

2.       (a) We hereby employ you to manage the investment and reinvestment of our assets as above specified, and, without limiting the generality of the foregoing, to provide management and other services specified below.

(b) You will make decisions with respect to all purchases and sales of our portfolio securities. To carry out such decisions, you are hereby authorized, as our agent and attorney-in-fact, for our account and at our risk and in our name, to place orders for the investment and reinvestment of our assets. In all purchases, sales and other transactions in our portfolio investments you are authorized to exercise full discretion and act for us in the same manner and with the same force and effect as we might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. In making such purchases and sales of our portfolio investments, you will bear in mind the policies set from time to time by our Board of Trustees as well as the limitations imposed by our Declaration of Trust and in our Registration Statement under the Act and the Securities Act of 1933, and the limitations of the Act and the Internal Revenue Code of 1986 in respect of regulated investment companies.

(c) You will report to our Board of Trustees at each meeting thereof on the management of our portfolio investments, and will also keep us in touch with important developments affecting such portfolio investments and on your own initiative will furnish us from time to time with such information as you may believe appropriate for this purpose, whether concerning the individual issuers whose securities are included in our portfolio, the industries in which they engage, or the conditions prevailing in the economy generally. You will also furnish us with such statistical and analytical information with respect to our portfolio investments as you may believe appropriate or as we reasonably may request.

D-14

(d) It is understood that you will from time to time employ or associate with yourselves such persons as you believe to be particularly fitted to assist you in the execution of your duties hereunder. During the continuance of this agreement at our request you will provide us at your expense persons satisfactory to our Board of Directors to serve as our officers, and you shall be responsible for the compensation of any of our trustees who devote part of their time to the affairs of you and your affiliates (other than us). Furthermore, you or your affiliates (other than us) shall furnish us without charge with such management supervision and assistance and such office facilities as you may believe appropriate or as we may reasonably request subject to the requirements of any regulatory authority to which you may be subject. Nothing contained herein shall be construed to limit your right to reimbursement under the Administrative Reimbursement Agreement dated as of the date hereof between us and you (the "Administrative Reimbursement Agreement") with respect to services provided under the Administrative Reimbursement Agreement for which reimbursement has been approved by our Board of Trustees. Nothing contained herein shall be construed to restrict our right to hire our own employees or to contract for services to be performed by third parties, or to restrict your right to be compensated by us pursuant to separate agreement(s) for providing to us clerical, accounting and other services not specifically addressed herein.

3.       Subject to the foregoing, we shall be responsible and hereby assume the obligation for payment of all our expenses, including: (a) brokerage and commission expenses; (b) Federal, state, local and foreign taxes, including issue and transfer taxes, incurred by or levied on us; (c) interest charges on borrowings; (d) our organizational and offering expenses, whether or not advanced by you; (e) fees and expenses of registering our shares under the appropriate Federal securities laws and of qualifying our shares under applicable state securities laws; (f) fees and expenses of listing and maintaining the listing of our shares on any national securities exchange; (g) expenses of printing and distributing our prospectuses and reports to shareholders; (h) costs of proxy solicitations; (i) charges and expenses of our administrator(s) (including your charges under the Administrative Reimbursement Agreement), custodian, and transfer and dividend disbursing agent and registrar of shares; (j) compensation of our officers, Trustees and employees who do not devote any part of their time to your affairs or the affairs of your affiliates other than us; (k) legal and auditing expenses; (l) payment of all investment advisory fees (including the fees payable to you hereunder); (m) fee and charges of any third parties providing due diligence reviews of the operations of investment managers of our potential and actual investments and the travel costs of your personnel in connection with such reviews; (n) costs of stationery and supplies; and (o) costs of periodic offers to repurchase our shares.

4.       We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

D-15

5.       In consideration of the foregoing we will pay you a monthly fee at an annual rate of 1.50% of our net assets determined as of the last day of each calendar month, adjusted upward for amounts accepted as subscriptions as of the first day of the subsequent month and adjusted downward for amounts accepted as repurchases as of the first day of the subsequent month. Such fee shall be payable in arrears on the last day of the subsequent calendar month for services performed hereunder during such month. If this agreement becomes effective after the beginning of a month or this agreement terminates prior to the end of a month, such fee shall be prorated according to the proportion which such portion of the month bears to the full month.

6.       This agreement shall become effective on the date hereof and shall continue in force until [_________ __], 2019 and shall continue in effect thereafter provided that such continuance is specifically approved at least annually by our Board of Trustees or by vote of the holders of a majority of our outstanding voting securities (as defined in the Act), and, in either case, by a majority of our Board of Trustees who are not interested persons, as defined in the Act, of any party to this agreement). Upon the effectiveness of this agreement, it shall supersede all previous agreements between us covering the subject matter hereof. This agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of our outstanding voting securities (as so defined), or by a vote of a majority of our entire Board of Trustees on sixty days' written notice to you, or by you on sixty days' written notice to us.

7.       This agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged and this agreement shall terminate automatically in the event of any such transfer, assignment, sale, hypothecation or pledge. The terms "transfer", "assignment" and "sale" as used in this paragraph shall have the meanings ascribed hereto by governing law and any interpretation thereof contained in rules or regulations promulgated by the Securities and Exchange Commission thereunder.

8.       (a) Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your employees, or any of the officers or directors of AllianceBernstein Corporation, your general partner, or persons otherwise affiliated with us (within the meaning of the Act) to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other trust, corporation, firm, individual or association.

(b) You will notify us of any change in general partners of your partnership within a reasonable time after such change.

9.       If you cease to act as our investment adviser, or, in any event, if you so request in writing, we agree to take all necessary action to change our name to a name not including the term "AllianceBernstein". You may from time to time make available without charge to us for our use such marks or symbols owned by you, including marks or symbols containing the term "AllianceBernstein" or any variation thereof, as you may consider appropriate. Any such marks or symbols so made available will remain your property and you shall have the right, upon notice in writing, to require us to cease the use of such mark or symbol at any time.

D-16

If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

Very truly yours,

AB Multi-Manager Alternative Fund

By:
Name:
Title:

Agreed to and accepted [_________ ___], 2018.

AllianceBernstein L.P.

By:
Name:
Title:

D-17

FORM OF INVESTMENT ADVISORY CONTRACT

[All ACF Funds Except the Select Retirement Funds]

1345 Avenue of the Americas

New York, New York 10105

[___________ __, 2018]

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

Dear Sirs:

We herewith confirm our agreement with you as follows:

1.       We are currently authorized to issue separate classes of shares and our Board of Directors is authorized to reclassify and issue any unissued shares to any number of additional classes or series (Portfolios) each having its own investment objective, policies and restrictions, all as more fully described in the prospectus and statement of additional information constituting parts of our Registration Statement on Form N-1A filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (the "Registration Statement"). We are engaged in the business of investing and reinvesting our capital of each of our Portfolios in securities of the type and in accordance with the limitations specified in our Certificate of Incorporation, By-Laws, Registration Statement, and any representation made in our Prospectus, all in such manner and to such extent as may from time to time be authorized by our Board of Directors. We enclose copies of the documents listed above and will from time to time furnish you with any amendments thereof. We will also keep you currently advised as to the make-up of the portfolio of securities in each of our Portfolios.

2.       (a) We hereby employ you to advise us in respect of investing and reinvestment of our capital in each of our Portfolios as above specified, and, without limiting the generality of the foregoing, to provide management and other services specified below.

(b) You on your own motion will advise us whenever in your opinion conditions are such as to make it desirable that a specific security or group of securities be eliminated from the portfolio of securities of a Portfolio or added to it. You will also keep us in touch with important developments affecting any Portfolio and on your own initiative will furnish us from time to time with such information as you may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in our Portfolios, or the industries in which they engage, or the economy generally. Similar information is to be furnished us with reference to securities which you may believe desirable for inclusion in a Portfolio. You will also furnish us with such statistical information with respect to the securities in each of our Portfolios which we may hold or contemplate purchasing as you may believe appropriate or as we reasonably may request. In advising us, you will bear in mind the limitations imposed by our Certificate of Incorporation and statement of policy included in our Registration Statement and the limitations in the Investment Company Act and of the Internal Revenue Code in respect of regulated investment companies for each of our Portfolios.

D-18

(c) It is understood that you will from time to time employ or associate with yourselves such persons as you believe to be particularly fitted to assist you in the execution of this contract, the compensation of such persons to be paid by you. No obligation may be incurred on our behalf in any such respect. During the continuance of this agreement you will provide persons satisfactory to our Board of Directors to serve as our officers. You or your affiliates will also provide persons, who may be our officers, to render such clerical, accounting, administrative and other services to us as we may from time to time request of you. Such personnel may be employees of you and your affiliates. We will pay to you or your affiliates the cost of such personnel for rendering such services to us at such rates as shall from time to time be agreed upon between us, provided that all time devoted to the investment or reinvestment of securities in each of our Portfolios shall be for your account. Nothing contained herein shall be construed to restrict our right to hire our own employees or to contract for services to be performed by third parties. Furthermore, you or your affiliates (other than us) shall furnish us without charge with such management supervision and assistance and such office facilities as you may believe appropriate or as we may reasonably request subject to the requirements of any regulatory authority to which you may be subject.

3.       It is further agreed that, except as provided in paragraph 2(c) hereof, you shall be responsible for the following expenses incurred by us during each year or portion thereof that this agreement is in effect between us: (i) the compensation of any of our directors, officers, and employees who devote less than all of their time to our affairs and who devote part of their time to the affairs of you and your affiliates, (ii) expenses of computing the net asset value of the shares of each of our Portfolios to the extent such computation is required under applicable Federal securities laws, (iii) expenses of office rental, and (iv) clerical and bookkeeping expenses. We shall be responsible and hereby assume the obligation for payment of all our other expenses including (a) brokerage and commission expenses, (b) Federal, State or local taxes, including issue and transfer taxes, incurred by or levied on us, (c) interest charges on borrowing, (d) fees and expenses of registering the shares of each of our Portfolios under the appropriate Federal securities laws (other than expenses relative to the initial registration) and of qualifying the shares of each of our Portfolios under applicable State securities laws, including expenses attendant upon renewing and increasing such registrations and qualifications, (e) expenses of printing and distributing our prospectuses and other reports to stockholders, (f) costs of proxy solicitations, (g) charges and expenses incurred by us in acting as transfer agent and registrar of the shares of each of our Portfolios, (h) charges and expenses of our custodian, (i) compensation of our officers, directors and employees who do not devote any part of their time to the affairs of you or your affiliates, (j) legal and auditing expenses, (k) payment of all investment advisory fees (including the fees payable to you hereunder), (1) costs of stationery and supplies, and (m) such promotional expenses as may be contemplated by an effective plan pursuant to Rule 12b-1 under the Act; provided, however, that our payment of such promotional expenses shall be in the amounts, and in accordance with the procedures, set forth in such plan.

4.       We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our security holders to which you would otherwise be subject by reason of your reckless disregard of your obligations and duties hereunder.

D-19

5.       (a) In consideration of the foregoing we will pay you, in the case of the [_______________] Portfolio, a [monthly] fee at an annualized rate of [____]% of the [_____________] Portfolio managed by you. Your compensation for the period from the date hereof through the last day of the month in which the effective date hereof occurs shall be prorated according to the proportion which such period bears to such full month. In the event of any termination of this agreement, your compensation will be calculated on the basis of a period ending on the last day on which this agreement is in effect, subject to proration based on the number of days elapsed in the current period as a percentage of the total number of days in such period.

6.       This agreement shall become effective on the date hereof and shall continue in force until [__________ __], 2019 with respect to the [_____________] Portfolio, and continue in effect thereafter with respect to a Portfolio provided that such continuance is specifically approved at least annually by our Board of Directors (including a majority of our directors who are not parties to this agreement or interested persons, as defined in the Investment Company Act, of any such party), or by vote of a majority of our outstanding voting securities (as defined in the Investment Company Act) of each Portfolio. This agreement may be terminated with respect to any Portfolio at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities (as so defined) of such Portfolio, or by a vote of a majority of our entire Board of Directors on sixty days' written notice to you, or by you with respect to any Portfolio on sixty days' written notice to us.

7.       This agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged and this agreement shall terminate automatically in the event of any such transfer, assignment, sale, hypothecation or pledge. The terms "transfer", "assignment", and "sale" as used in this paragraph shall have the meanings ascribed thereto by governing and any interpretation thereof contained in rules or regulations promulgated by the Commission thereunder.

8.       (a) Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your employees, or any of the Directors of AllianceBernstein Corporation, general partner, who may also be a director, officer or employee of ours, or persons otherwise interested persons with respect to us (within the meaning of the Investment Company Act of 1940) to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

(b) You will notify us of any change in the general partners of your partnership within a reasonable time after such change.

9.       It is understood that, whether or not we follow the investment advice and recommendations given by you to us hereunder, the provisions contained herein concerning your compensation hereunder shall be binding on you and us.

D-20

If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

Very truly yours,

AB CAP FUND, INC.

By:
Name:
Title:

Accepted: As of [_________ ___], 2018.

AllianceBernstein L.P.

By:
Name:
Title:

D-21

FORM OF INVESTMENT ADVISORY CONTRACT

[ACF--Select Retirement Funds]

1345 Avenue of the Americas

New York, New York 10105

[___________ __, 2018]

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

Dear Sirs:

We herewith confirm our agreement with you as follows:

1. We are an open-end, diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). We are currently authorized to issue separate portfolios of shares and our Directors are authorized to reclassify and issue any unissued shares to any number of additional classes or series each having its own investment objective, policies and restrictions, all as more fully described in the Prospectuses and the Statements of Additional Information constituting parts of the Registration Statement filed on our behalf under the Securities Act of 1933 and the Act. We are engaged in the business of investing and reinvesting our assets in securities of the type and in accordance with the limitations specified in our Articles of Incorporation, By-Laws, Registration Statement filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 and the Act, and any representations made in our Prospectuses and Statements of Additional Information, all in such manner and to such extent as may from time to time be authorized by our Directors. We enclose copies of the documents listed above and will from time to time furnish you with any amendments thereof.

2.        (a) We hereby employ you to manage the investment and reinvestment of the assets in our series designated as specified in Schedule A hereto (the "Portfolios"), and, without limiting the generality of the foregoing, to provide management and other services specified below.

(b) Except to the extent you have delegated investment discretion to one or more permitted sub-advisers as described below, you will make decisions with respect to all purchases and sales of securities in each Portfolio. To carry out such decisions, you are hereby authorized and empowered, as our agent and attorney-in-fact, for the account of the Portfolios and at our risk and in our name, to place orders for the investment and reinvestment of the assets held in each Portfolio. In all purchases, sales and other transactions in securities in the Portfolios you are authorized to exercise full discretion and act for us in the same manner and with the same force and effect as we might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

D-22

(c) In carrying out any of your responsibilities hereunder, you may employ, retain or otherwise avail yourself of the services of other persons or entities including without limitation, your affiliates, on such terms as you shall determine to be necessary, desirable or appropriate. However, if you chose to retain or avail yourself of the services of another person or entity to manage all or a portion of the assets of a Portfolio or to otherwise provide services to a Portfolio the nature of which requires that they be treated as an investment adviser under Section 2(a)(20) of the Act (a "Subadviser"), such Subadviser must be (i) registered as an investment adviser under the Investment Advisers Act of 1940, and (ii) retained pursuant to the requirements of Section 15 of the Act and the rules thereunder, as such requirements may be modified by any exemptive order or interpretation issued by the Commission or its staff. Any Subadviser or other person or entity employed or retained by you to perform services shall in no way reduce your responsibilities or obligations hereunder, and shall remain subject to your direction, control and oversight in the performance of such services, and you shall retain overall supervisory responsibility for all aspects of the Portfolio notwithstanding the retention of one or more Subadvisers or other persons or entities.

(d)        You will report to our Directors at each regular meeting thereof on the operations of the Portfolios since the prior report, and will also keep us in touch with important developments affecting the Portfolios and on your own initiative will furnish us from time to time with such information as you may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Portfolio, the industries in which they engage, or the conditions prevailing in the economy generally. You will also furnish us with such statistical and analytical information with respect to securities and other positions in the Portfolios as you may believe appropriate or as we reasonably may request. In making purchases and sales of securities in each Portfolio and causing each Portfolio to enter into other transactions, you will bear in mind the policies set from time to time by our Directors as well as the limitations imposed by our Articles of Incorporation and in our Registration Statement under the Securities Act of 1933 and the Act, the limitations in the Act and of the Internal Revenue Code in respect of regulated investment companies and the investment objective, policies and restrictions for the Portfolio.

(e)        It is understood that you will from time to time employ or associate with yourselves such persons as you believe to be particularly fitted to assist you in the execution of your duties hereunder. During the continuance of this agreement and at our request you will provide to us persons satisfactory to our Directors to serve as our officers. Nothing contained herein shall be construed to restrict our right to hire our own employees or to contract for services to be performed by third parties. You or your affiliates (other than us) shall also be responsible for the payment of any expenses incurred in promoting the sale of our shares (other than the portion of the promotional expenses to be borne by us in accordance with an effective plan pursuant to Rule 12b-1 under the Act and the costs of printing our prospectuses and other reports to shareholders and fees related to registration with the Commission and with state regulatory authorities).

D-23

(f)        Subject to the general supervision of the Directors, you will provide or retain others to provide certain administrative services to each Portfolio. You will, to the extent such services are not required to be performed by others pursuant to the custodian agreement, the transfer agency agreement or such other agreements with service providers to a Portfolio that the Directors shall have approved, (i) provide supervision of all aspects of the Portfolio's operations not referred to in paragraphs (a) through (e) above; (ii) provide the Portfolio with personnel to perform such executive, legal, compliance, operational, risk management, administrative and clerical services as are reasonably necessary to provide effective administration of the Portfolio; (iii) provide such office space, facilities and equipment as you may believe appropriate or as we may reasonably request subject to the requirements of any regulatory authority to which you may be subject; (iv) arrange for, at the Portfolio's expense, (A) the preparation for the Portfolio of all required tax returns, (B) the preparation and submission of reports to existing shareholders and regulatory authorities, and (C) the preparation and submission of the Portfolio's prospectuses and statements of additional information and all other documents necessary to fulfill regulatory requirements and maintain registration and qualification of the Portfolio and each class of shares thereof with the SEC and other regulatory authorities; and (v) any other services that are necessary and proper in connection with the performance of the foregoing services.

(g)        You will maintain all books and records with respect to the Portfolios' securities and other transactions required by Rule 31a-1 under the Act (other than those records being maintained by a Portfolio's sub-advisers, custodian, administrator or transfer agent) and preserve such records for the periods prescribed therefor by Rule 31a-2 under the Act. You agree that any records that you maintain for the Portfolios shall be our property, and you further agree to surrender promptly to us any such records upon our request.

3.        We hereby confirm that, subject to the foregoing, we shall be responsible and hereby assume the obligation for payment of all our expenses including: (a) payment of the fees payable to you under paragraph (5) hereof; (b) custody, transfer agency, dividend disbursing and derivative calculation expenses; (c) fees of directors who are not your affiliated persons; (d) legal and auditing expenses; (e) costs of printing our prospectuses and shareholder reports; (f) cost of maintenance of corporate existence; (g) interest charges, taxes, brokerage fees and commissions; (h) costs of stationery and supplies; (i) expenses and fees related to registration and filing with the Commission and with state regulatory authorities; and (j) such promotional expenses as may be contemplated by an effective plan pursuant to Rule 12b-1 under the Act provided, however, that our payment of such promotional expenses shall be in the amounts, and in accordance with the procedures, set forth in such plan.

4.        We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

D-24

5.        In consideration of the foregoing, we will pay you monthly on the last day of each month with respect to each Portfolio a fee of 1/12 of 0.15% of the Portfolio's average net assets; provided, however, that your compensation for the period from the date hereof through the last day of the month in which the effective date hereof occurs shall be prorated according to the proportion which such period bears to such full month, and provided further that upon any termination of this agreement before the end of any month, such compensation for the period from the end of the last month ending prior to such termination to the date of termination shall be prorated according to the proportion which such period bears to such full month and shall be payable upon the date of termination. You shall be responsible for payment of the fees of any person or entity employed or retained by you pursuant to paragraph 2(c) hereof.

6.        This agreement (i) shall become effective on [___________ __], 2018 and shall remain in effect until [____________ ___], 2019 and (ii) shall continue in effect thereafter so long as its continuance with respect to each Portfolio is specifically approved at least annually by our Directors or by majority vote of the holders of our outstanding voting securities (as so defined) of the Portfolio, and, in either case, by a majority of our Directors who are not parties to this agreement or interested persons, as defined in the Act, of any such party (other than as our Directors) provided further, however, that if the continuation of this agreement is not approved with respect to any Portfolio, you may continue to render to the Portfolio the services described herein in the manner and to the extent permitted by the Act and the rules and regulations thereunder. Upon the effectiveness of this agreement, it shall supersede all previous agreements between us covering the subject matter hereof. This agreement may be terminated as to any Portfolio at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities (as so defined) of the Portfolio, or by a vote of a majority of our Directors on 60 days' written notice to you, or by you on 60 days' written notice to us.

7.        This agreement may not be transferred, assigned, sold or in any matter hypothecated or pledged by you and this agreement shall terminate automatically in the event of any such transfer, assignment, sale, hypothecation or pledge by you. The terms "transfer", "assignment" and "sale" as used in this paragraph shall have the meanings ascribed thereto by governing law and any interpretation thereof contained in rules or regulations promulgated by the Securities and Exchange Commission thereunder.

8. (a) Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your employees, or any of the directors of AllianceBernstein Corporation, your general partner, who may also be a director, officer or employee of ours, or persons otherwise affiliated with us (within the meaning of the Act) to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

(b)        You will notify us of any change in the general partners of your partnership within a reasonable time after such change.

D-25

If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

Very truly yours,

AB Cap Fund, Inc.

By:
Name:
Title:

Agreed to and accepted [_________ ___], 2018.

AllianceBernstein L.P.

By:
Name:
Title:

D-26

Schedule A

AB Multi-Manager Select Retirement Allocation Fund

AB Multi-Manager Select 2010 Fund

AB Multi-Manager Select 2015 Fund

AB Multi-Manager Select 2020 Fund

AB Multi-Manager Select 2025 Fund

AB Multi-Manager Select 2030 Fund

AB Multi-Manager Select 2035 Fund

AB Multi-Manager Select 2040 Fund

AB Multi-Manager Select 2045 Fund

AB Multi-Manager Select 2050 Fund

AB Multi-Manager Select 2055 Fund

D-27

FORM OF INVESTMENT ADVISORY AGREEMENT

[ACS]

1345 Avenue of the Americas

New York, New York 10105

[___________ __, 2018]

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

Dear Sirs:

AB Corporate Shares (formerly known as AllianceBernstein Corporate Shares) (the "Trust"), on behalf of each of its series listed on Schedule I hereto (each, a "Fund"), herewith confirms our agreement with you (the "Agreement") as follows:

1.        We are an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "Act"). We are currently authorized to issue separate classes of shares and our Trustees are authorized to reclassify and issue any unissued shares to any number of additional classes or series each having its own investment objective, policies and restrictions, all as more fully described in the prospectus and the statement of additional information constituting parts of our Registration Statement on Form N-1A filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, and the Act (the "Registration Statement"). We propose to engage in the business of investing and reinvesting the assets of each Fund in securities (the "portfolio assets") of the type and in accordance with the limitations specified in our Agreement and Declaration of Trust ("Declaration of Trust"), Bylaws and Registration Statement, and any representations made in our prospectus and statement of additional information, all in such manner and to such extent as may from time to time be authorized by our Trustees. We enclose copies of the documents listed above and will from time to time furnish you with any amendments thereof.

2. (a) We hereby employ you to manage the investment and reinvestment of the portfolio assets as above specified and, without limiting the generality of the foregoing, to provide the management and other services specified below.

(b)       You will make decisions with respect to all purchases and sales of the portfolio assets. To carry out such decisions, you are hereby authorized, as our agent and attorney-in-fact, for our account and at our risk and in our name, to place orders for the investment and reinvestment of the portfolio assets. In all purchases, sales and other transactions in the portfolio assets, you are authorized to exercise full discretion and act for us in the same manner and with the same force and effect as we might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

D-28

(c)       You will report to our Trustees at each meeting thereof all changes in the portfolio assets since the prior report and will also keep us in touch with important developments affecting the portfolio assets and on your own initiative will furnish us from time to time with such information as you may believe appropriate for this purpose, whether concerning the individual issuers whose securities are included in the portfolio assets, the industries in which they engage, or the conditions prevailing in the economy generally. You will also furnish us with such statistical and analytical information with respect to the portfolio assets as you may believe appropriate or as we reasonably may request. In making such purchases and sales of the portfolio assets, you will bear in mind the policies set from time to time by our Trustees as well as the limitations imposed by our Declaration of Trust and in our Registration Statement, in each case as amended from time to time, the limitations in the Act and of the Internal Revenue Code of 1986, as amended, in respect of regulated investment companies and the investment objectives, policies and practices, including restrictions, applicable to each of our Funds.

(d)       It is understood that you will from time to time employ or associate with yourselves such persons as you believe to be particularly fitted to assist you in the execution of your duties hereunder, the cost of performance of such duties to be borne and paid by you. No obligation may be incurred on our behalf in any such respect. During the continuance of this Agreement and at our request, you will provide to us persons satisfactory to our Trustees to serve as our officers. You or your affiliates will also provide persons, who may be our officers, to render such clerical, accounting and other services to us as we may from time to time reasonably request of you. Such personnel may be employees of you or your affiliates. Nothing contained herein shall be construed to restrict our right to hire our own employees or to contract for services to be performed by third parties. Furthermore, you or your affiliates shall furnish us without charge with such management supervision and assistance and such office facilities as you may believe appropriate or as we may reasonably request subject to the requirements of any regulatory authority to which you may be subject. You or your affiliates shall also be responsible for the payment of any expenses incurred in promoting the sale of our shares.

3.       During the term of this Agreement, you will pay all expenses you incur in connection with your obligations under this Agreement, except any expenses that are paid by a party other than us under the terms of any other agreement to which we are a party or a third-party beneficiary. You assume and shall pay for maintaining your staff and personnel and shall, at your own expense, provide the equipment, office space and facilities necessary to perform your obligations under this Agreement.

(a)       You shall also be responsible for and hereby assume the obligation for payment of all of our expenses that might otherwise be required to be included as "other expenses" of the Fund for purposes of Item 3 of Form N-1A (other than expenses described in paragraph (b) of this Section 3), including, without limitation, the following expenses:

(1)       Expenses of our independent public accountants;

(2)       Expenses of our transfer agent(s), registrar, dividend disbursing agent(s) and shareholder recordkeeping services;

(3)       Expenses of our custodian, including any recordkeeping services provided by the custodian;

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(4)       Expenses relating to obtaining quotations for calculating the value of each Fund's net assets;

(5)       Expenses relating to the preparation of such reports and other materials as may reasonably be requested by our Trustees;

(6)       Expenses relating to the maintenance of our tax records;

(7)       Expenses, including expenses relating to the procurement of legal services, incident to meetings of our shareholders, the preparation and mailing of our prospectuses and reports to our shareholders, the filing of reports with regulatory bodies, the maintenance of our existence and qualification to do business and the registration of shares with federal and state securities authorities;

(8)       Fees and expenses of our Trustees and officers, and the fees and expenses of any legal counsel or any other persons engaged by such persons in connection with the discharge of their duties as Trustees or officers;

(9)       Costs of printing certificates representing our shares;

(10)       Our pro rata portion of the fidelity bond required by Section 17(g) of the Act or other insurance premiums; and

(11)       Association membership dues.

(b)       We shall bear, and you will not be responsible for, the following expenses:

(1)       Taxes, if any, levied against us or any of the Funds;

(2)       Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for any of the Funds;

(3)       Costs, including any interest expenses, of borrowing money and (except with respect to AllianceBernstein Corporate Income Shares) other leveraging methods;

(4)       Extraordinary expenses, including extraordinary legal expenses and expenses incurred in connection with litigation, proceedings, or other claims and/or the legal obligations of us to indemnify our trustees, officers, employees, shareholders, distributors and agents with respect thereto; and

(5)       Our organizational and offering expenses to the extent authorized by our Board of Trustees, and any other expenses that are capitalized in accordance with generally accepted accounting principles.

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4.       We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

5.       You shall receive no compensation from us for your services hereunder. We understand and agree, however, that you and your affiliates expect to receive compensation from third parties in connection with your provision of services hereunder.

6.       This Agreement (i) shall become effective on the date hereof and shall remain in effect until [__________ __], 2019 in the case of [__________], and (ii) continue in effect thereafter with respect to a Fund only so long as its continuance with respect to that Fund is specifically approved at least annually by our Trustees or by a vote of a majority of the outstanding voting securities (as defined in the Act) of such Fund, and, in either case, by a vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of our Trustees who are not parties to this Agreement or interested persons, as defined in the Act, of any party to this Agreement (other than as our Trustees), and provided further, however, that if the continuation of this Agreement is not approved as to a Fund, you may continue to render to such Fund the services described herein in the manner and to the extent permitted by the Act and the rules and regulations thereunder. Upon the effectiveness of this Agreement, it shall supersede all previous agreements between us covering the subject matter hereof. This Agreement may be terminated with respect to any Fund at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities (as defined in the Act) of such Fund, or by a vote of our Trustees on 60 days' written notice to you, or by you with respect to any Fund on 60 days' written notice to us.

7.       This Agreement shall not be amended as to any Fund unless such amendment is approved by vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of our Trustees who are not parties to this Agreement or interested persons, as defined in the Act, of any party to this Agreement (other than as our Trustees), and, if required by law, by vote of a majority of the outstanding voting securities (as defined in the Act) of such Fund. Shareholders of a Fund not affected by any such amendment shall have no right to participate in any such vote.

8.       As to any particular Fund, this Agreement may not be assigned by you and, as to such Fund, this Agreement shall terminate automatically in the event of any assignment by you. The term "assignment" as used in this paragraph shall have the meaning ascribed thereto by the Act and any regulations or interpretations of the Commission thereunder.

9.       (a) Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your employees, or any of the officers or directors of Alliance Capital Management Corporation, your general partner, who may also be a Trustee, officer or employee of ours, or persons otherwise affiliated with us (within the meaning of the Act), to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other trust, corporation, firm, individual or association.

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(b)       You will notify us of any change in the general partners of your partnership within a reasonable time after such change.

10.       If you cease to act as our investment adviser, or, in any event, if you so request in writing, we agree to take all necessary action to change our name to a name not including the terms "Alliance" or "Bernstein." You may from time to time make available without charge to us for our use such marks or symbols owned by you, including marks or symbols containing the term "Alliance" or "Bernstein" or any variation thereof, as you may consider appropriate. Any such marks or symbols so made available will remain your property and you shall have the right, upon notice in writing, to require us to cease the use of such mark or symbol at any time.

11.       This Agreement shall be construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the Act.

12.       A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of each of the respective Funds.

If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

Very truly yours,

AB CORPORATE SHARES

By:
Name:
Title:

Agreed to and accepted

as of [_________ __], 2018

ALLIANCEBERNSTEIN L.P.

By:
Name:
Title:

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FORM OF MANAGEMENT AGREEMENT

[ADGF]

MANAGEMENT AGREEMENT, made this [__] day of [________], 2018 between AB DISCOVERY GROWTH FUND, INC., a Maryland corporation (hereinafter called the "Investment Corporation"), and ALLIANCEBERNSTEIN L.P., a Delaware limited partnership (hereinafter called the "Manager").

WHEREAS, the Investment Corporation has been organized for the purpose of investing its funds in chemical, government and other permitted securities and desires to avail itself of the experience, sources of information, advice, assistance and facilities available to the Manager and to have the Manager perform for it various management, statistical, accounting and clerical services; and the Manager is willing to furnish such advice, facilities and services on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed as follows:

1. The Investment Corporation hereby employs the Manager to manage the investment and reinvestment of the assets of the Investment Corporation and to administer its affairs, subject to the overall supervision of the Board of Directors of the Investment Corporation for the period and on the terms as set forth herein. The Manager hereby accepts such employment and agrees during such period, at its expense, to render the services and to assume the obligations as set forth herein for the compensation provided herein.

2. The Manager will recommend from time to time to the Board of Directors or a committee thereof a general investment program and, subject to the overall supervision of the Board of Directors of the Investment Corporation, will manage the investment and reinvestment of the assets of the Investment Corporation. Such general investment program and the implementation thereof will be in accordance with the policies and restrictions set forth in the Investment Corporation's Registration Statement under the Investment Company Act of 1940 and its Prospectus which is part of such Registration Statement under the Securities Act of 1933, and such other policies as may from time to time be adopted by the Board of Directors.

3. The Manager will administer the Investment Corporation's corporate affairs, subject to the overall supervision of the Board of Directors of the Investment Corporation and, in connection therewith, shall furnish the Investment Corporation with an office, and with ordinary clerical and bookkeeping services at such office, and shall authorize and permit any of its directors, officers and employees who may be elected as directors or officers of the Investment Corporation, to serve in the capacities in which they are elected. All services to be furnished by the Manager under this Agreement may be furnished through the medium of any such directors, officers or employees of the Manager.

In connection with the administration of the corporate affairs of the Investment Corporation, the Manager will bear all of the following expenses:

(i) the salaries and expenses of all personnel, except the fees and expenses of directors who are not affiliated persons of the manager, and

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(ii) all expenses incurred by the Manager or by the Investment Corporation in connection with the management of the investment and reinvestment of the assets of the Investment Corporation and in the ordinary course of the administration of the corporate affairs of the Investment Corporation, other than those specifically assumed by the Investment Corporation herein.

Except as otherwise expressly provided above, the Investment Corporation assumes and will pay expenses of the Investment Corporation, including without limitation:

(a) the fees and expenses of directors who are not affiliated persons of the Manager,

(b) the fees and expenses of the custodian which relate to (i) the custodial function and the record-keeping connection therewith, (ii) the providing of records to the Manager useful to the Manager in connection with the Manager's obligation to maintain the required accounting records of the Investment Corporation, (iii) the pricing of the shares of the Investment Corporation, and (iv) for mail orders, the cashiering function in connection with the issuance and redemption of the Investment Corporation's securities,

(c) the fees and expenses of the Investment Corporation's transfer agent or shareholder servicing agent, which may be the custodian, which relate to

(i) maintenance of each shareholder account, including all transactions in that account from regular corporate transactions or in accordance with various investment or withdrawal plans provided by the Investment corporation,

(ii) providing information with respect to dealers, if any, who participated in the sale of Investment Corporation shares, and (iii) providing information necessary in computing the amount available for a shareholder's privilege to purchase other funds managed by the Manager or any affiliated persons of the Manager,

(d) the cost of personnel, who may be employees of the Manager or its affiliates, rendering to the Investment Company such clerical, accounting and other services as the Investment Company may from time to time request of the Manager; provided, that all time devoted to the investment or reinvestment of the portfolio assets of the Investment Company shall be for the account of the Manager,

(e) the charges and expenses of auditors,

(f) brokers' commissions and any issue or transfer taxes chargeable to the Investment Corporation in connection with its securities transactions,

(g) all taxes and corporate fees payable by the Investment Corporation to federal, state or other governmental agencies,

(h) the allocated portion of the fees of any trade association of which the Investment Corporation may be a member,

(i) the cost of stock certificates representing shares of the Investment Corporation,

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(j) the fees and expenses involved in registering and maintaining registrations of the Investment Corporation and of its shares with the Securities and Exchange Commission and with State regulatory authorities,

(k) all expenses of shareholders' and directors' meetings and of preparing and printing reports to shareholders in the amount necessary for distribution to the shareholders, and

(l) the charges and expenses of legal counsel for the Investment Corporation in connection with legal matters relating to the Investment Corporation, including without limitation, legal services rendered in connection with the Investment Corporation's corporate existence, corporate and financial structure and relations with its shareholders, and registration and qualifications of securities under federal law, and litigation.

4. With respect to the Investment Corporation's portfolio securities, the Manager shall purchase such securities from or through and sell such securities to or through such persons, brokers or dealers as it shall deem appropriate. In placing orders for such purchases and sales which are being placed with brokers and dealers in accordance with a policy of seeking "best execution" of such orders, it is recognized that the Manager may give consideration to the relationships of the Manager or its parent with brokers or dealers and to research, statistical and other services furnished by brokers or dealers to the Manager or its parent for their use. No security transactions shall be executed through any broker-dealer affiliated with the Manager without the specific approval of a majority of the directors of the Investment Corporation who are not affiliated persons of the Manager.

Notwithstanding the above paragraph, it is understood that it is desirable for the Manager to have access to supplemental research and security and economic analysis provided by brokers and of use to the Investment Corporation, even though such access may require the allocation of brokerage business to brokers who execute brokerage transactions at higher rates to the Investment Corporation than may be available from other brokers who are providing only execution service. Similarly it is important to the Investment Corporation for the Manager to have good business relationships with broker-dealers who, in the Manager's judgement, are important block traders, or have special knowledge of potential buyers and sellers of substantial blocks of, or who are important dealers in, securities which the Investment Corporation may wish to buy or sell. Therefore, the Manager is authorized to place orders for the purchase and sale of the Investment Corporation's securities with such brokers, subject to the review by the Board of Directors from time to time with respect to the extent and continuation of this policy. It is understood that the services provided by such brokers may also be useful to the Manager or its parent in connection with service to other clients.

The Board of Directors may authorize the payment by the Investment Corporation of additional compensation to others for consulting services, supplemental research and security and economic analysis. Such authorization may be on the Board's own initiative or based on recommendations by the Manager. The Board may also determine to the extent permitted by generally accepted accounting principles that such payment may be charged to principal or income of the Investment Corporation as they deem appropriate depending on the purpose of such charges and the extent to which such services replace brokerage information which was previously paid for by brokerage commissions.

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5. No director, officer or employee of the Investment Corporation shall receive from the Investment Corporation any salary or other compensation as such director, officer or employee while he is at the same time a director, officer or employee of the Manager. This paragraph shall not apply to consultants and other persons who are not regular members of the Manager's staff.

6. In consideration of the foregoing the Investment Corporation will pay the Manager a monthly fee at an annualized rate of .75% of the first $500 million of the Investment Company's average daily net assets, .65% of the excess over $500 million of such net assets up to $1 billion and .55% of the excess over $1 billion of such net assets. Such fee shall be payable in arrears on the last day of each calendar month for services performed hereunder during such month. If this agreement terminates prior to the end of a month, such fee shall be prorated according to the proportion which such portion of the month bears to the full month.

7. The Manager assumes no responsibility under this Agreement other than to render the services called for hereunder in good faith and shall not be responsible for any action of the Board of Director of the Investment Corporation in following or declining to follow any advice or recommendations of the Manager.

8. (a) Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Manager who may also be a director, officer or employee of the Investment Corporation to engage in any other business or to devote his time and attention in part to the management or other aspects of any business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Manager to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

(b) You will notify us of any change in the general partners of your partnership within a reasonable time after such change.

9. As used in this Agreement, the terms "security", "chemical security", "government security", other "permitted security" and "net assets", defined in Article Eighth of the Articles of Incorporation of the Investment Corporation, shall have the meanings ascribed to them herein, and the terms "assignment" and "majority of the outstanding voting securities" shall have the meanings given to them by Section 2(a)(4) and 2(a)(42), respectively, of the Investment Company Act of 1940.

10. This Agreement shall terminate automatically in the event of its assignment.

11. This Agreement may be terminated at any time, without the payment of any penalty, (a) by the Board of Directors of the Investment Corporation or by vote of a majority of the outstanding voting securities of the Investment Corporation by written notice given not less than 60 days prior to the termination date addressed to the Manager at its principal place of business and (b) by the Manager on any January 1, commencing January 1, [2019], by written notice given not less than sixty days prior to such January 1 addressed to the Investment Corporation at its principal place of business.

12. This Agreement shall be submitted for approval to the Board of Directors of the Investment Corporation annually.

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This Agreement shall continue in effect only so long as its continuance is specifically approved annually by the Board of Directors of the Investment Corporation or by vote of a majority of the outstanding voting securities of the Investment Corporation and, in either case, by vote of a majority of those directors who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

13. This Management Agreement shall become effective on the date hereof.

Agreement to be executed by their officers hereunto duly authorized.

AB DISCOVERY GROWTH FUND, INC.

By:

ALLIANCEBERNSTEIN L.P.

By:

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FORM OF INVESTMENT ADVISORY AGREEMENT

[TAP]

This Investment Advisory Agreement (this "Contract") executed as of [_________ __], 2018 between THE AB PORTFOLIOS , a Massachusetts business trust (the "Trust"), on behalf of each of its portfolio series listed on Exhibit A hereto (each a "Fund"), and ALLIANCEBERNSTEIN L.P., a Delaware limited partnership ("Manager").

Witnesseth:

That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.	SERVICES TO BE RENDERED BY MANAGER TO THE TRUST AND FUNDS.

(a) Subject always to the control of the Trustees of the Trust, the Manager will, at its expense, furnish continuously an investment program for each Fund, will make investment decisions on behalf of each Fund and will, subject to the provisions of paragraph (c), place all orders for the purchase and sale of each Fund's portfolio securities. Subject always to the control of the Trustees of the Trust, the Manager will also manage, supervise and conduct the other affairs and business of the Trust and the Funds, and matters incidental thereto. In the performance of its duties, the Manager will comply with the provisions of the Agreement and Declaration of Trust and By-laws of the Trust and each Fund's stated investment objectives, policies and restrictions and will use its best efforts to safeguard and promote the welfare of the Trust and the Funds and to comply with other policies which the Trustees may from time to time determine.

(b) The Manager, at its expense, will furnish all necessary office space and equipment, bookkeeping and clerical services required for it to perform its duties hereunder and will pay all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Manager.

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(c) In the selection of brokers, dealers, or futures commissions merchants (collectively, "brokers") and the placing of orders for the purchase and sale of portfolio investments for each Fund, the Manager shall seek to obtain the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for each Fund the most favorable price and execution available, the Manager, bearing in mind each Fund's best interest at all times, shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker involved and the quality of service rendered by the broker in other transactions. Subject to such policies as the Trustees may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused any Fund to pay a broker that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to such Fund and to other clients of the Manager as to which the Manager exercises investment discretion. The Trust hereby agrees with the Manager and with any Sub-Adviser selected by the Manager as provided in Section 1(d) that any entity or person associated with the Manager or such Sub-Adviser which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of a Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

(d) Subject to the provisions of the Agreement and Declaration of Trust of the Trust and the Investment Company Act of 1940, as amended, the Manager, at its expense, may select and contract with one or more investment advisers (the "Sub-Adviser") for any Fund to perform some or all of the services for which it is responsible pursuant to paragraph (a) of this Section 1 (and any related facilities or services for which it is responsible under paragraph (b) of this Section 1). The Manager will compensate any Sub-Adviser of such Fund for its services to such Fund. The Manager may terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected.

(e) The Manager shall not be obligated to pay any expenses of or for the Trust or any Fund not expressly assumed by the Manager pursuant to this Section 1 other than as provided in Section 3.

2.	OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a shareholder, director, officer or employee of, or be otherwise interested in, the Manager, and in any person controlling, controlled by or under common control with the Manager, and that the Manager and any person controlling, controlled by or under common control with the Manager may have an interest in the Trust or in any Fund. It is also understood that the Manager and persons controlling, controlled by or under common control with the Manager have and may have advisory, management service, distribution or other contracts with other organizations and persons, and may have other interests and businesses.

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3.	COMPENSATION TO BE PAID BY THE TRUST TO THE MANAGER.

The Trust, on behalf of the Funds, will pay to the Manager as compensation for the Manager's services rendered, for the facilities furnished and for the expenses borne by the Manager pursuant to Section 1, a fee, computed and paid monthly at the following annual rates applicable to the average daily net asset value of each Fund:

Fund	Annual Percentage Rate

AB Wealth Appreciation Strategy	0.65% on the first $2.5 billion 0.55% on the next $2.5 billion 0.50% thereafter

AB Tax-Managed Wealth Appreciation Strategy	0.65% on the first $2.5 billion 0.55% on the next $2.5 billion 0.50% thereafter
AB All Market Total Return Portfolio	0.55% on the first $2.5 billion 0.45% on the next $2.5 billion 0.40% thereafter

AB Tax-Managed All Market Income Portfolio	0.55% on the first $2.5 billion 0.45% on the next $2.5 billion 0.40% thereafter

AB Conservative Wealth Strategy	0.55% on the first $2.5 billion 0.45% on the next $2.5 billion 0.40% thereafter

AB Growth Fund	0.75% on the first $2.5 billion 0.65% on the next $2.5 billion 0.60% thereafter

Such fee computed with respect to the net asset value of a Fund shall be paid from the assets of such Fund. Such average daily net asset value of each Fund shall be determined by taking an average of all of the determinations of such net asset value during such month at the close of business on each business day during such month while this Contract is in effect. Such fee shall be payable for each month within five (5) business days after the end of such month.

In the event that expenses of any Fund for any fiscal year (not including any distribution expenses paid by such Fund pursuant to any distribution plan) should exceed the expense limitation on investment company expenses enforced by any statute or regulatory authority of any jurisdiction in which shares of such Fund are qualified for offer and sale, the compensation due the Manager for such fiscal year shall be reduced by the amount of such excess by a reduction or refund thereof. In the event that the expenses of any Fund exceed any expense limitation which the Manager may, by written notice to the Trust, voluntarily declare to be effective with respect to such Fund, subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager shall be reduced, and, if necessary, the Manager shall bear the expenses of such Fund to the extent required by such expense limitation.

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If the Manager shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4.	ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS OF THIS CONTRACT.

This Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment; and this Contract shall not be amended as to any Fund unless such amendment is approved at a meeting by the affirmative vote of a majority of the outstanding shares of such Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Manager or of any Sub-Adviser of the Trust. Shareholders of a Fund not affected by any such amendment shall have no right to vote with respect to such amendment.

5.	EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

(a) This Contract shall become effective upon its execution, and shall remain in full force and effect as to a particular Fund until [_________ __], 2019, with respect to the [Fund Names] and continuously thereafter so long as its continuance is specifically approved at least annually by the Trustees of the Trust or the shareholders by the affirmative vote of a majority of the outstanding shares of such Fund, and (ii) a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval (unless terminated automatically as set forth in Section 4); provided, however, that if the continuance of this Contract is submitted to the shareholders of such Fund for their approval and such shareholders fail to approve such continuance of this Contract as provided herein, the Manager may continue to serve hereunder in a manner consistent with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder

(b) Either party hereto may at any time terminate this Contract as to any Fund by not more than sixty days' written notice delivered or mailed by registered mail, postage prepaid, to the other party.
Action by the Trust under (b) above may be taken either (i) by vote of a majority of its Trustees or (ii) by the affirmative vote of a majority of the outstanding shares of the relevant Fund affected. Termination of this Contract pursuant to this Section 5 shall be without the payment of any penalty.

6.	CERTAIN INFORMATION.

The Manager shall promptly notify the Trust in writing of the occurrence of any of the following events: (a) the Manager shall fail to be registered as an investment adviser under the Investment Advisers Act of 1940, as amended from time to time, and under the laws of any jurisdiction in which the Manager is required to be registered as an investment adviser in order to perform its obligations under this Agreement, (b) the Manager shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation at law or in equity, before or by any court, public board or body, involving the affairs of the Trust or a Fund, and (c) there shall be any change in the "control" (as defined in the Investment Company Act of 1940, as amended) of the Manager.

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7.	CERTAIN DEFINITIONS.

For the purposes of this Contract, the "affirmative vote of a majority of the outstanding shares" of a Fund means the affirmative vote, at a duly called and held meeting of shareholders of such Fund (a) of the holders of 67% or more of the shares of such Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less. For the purposes of this Contract, the terms "affiliated person," "control," "interested person" and "assignment" shall have their respective meanings defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

8.	NONLIABILITY OF MANAGER.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Trust, to any Fund or to any shareholder of any Fund, for any act or omission in the course of, or connected with, rendering services hereunder.

9.	USE OF NAME.

The Manager and its affiliates own the names "Alliance," "Bernstein" and "AllianceBernstein", which may be used by the Trust only with the consent of the Manager. The Manager consents to the use by the Trust of any name embodying the names "Alliance," "Bernstein" and "AllianceBernstein", but only on the condition and so long as (i) this Agreement shall remain in full force, (ii) the Trust or any Fund, as the case may be, shall fully perform, fulfill and comply with all provisions of this Agreement expressed herein to be performed, fulfilled or complied with by it, and (iii) AllianceBernstein L.P. is the Manager of any Fund. No such name shall be used by the Trust at any time or in any place or for any purposes or under any conditions except as in this section provided. The foregoing authorization by the Manager to the Trust to use the names "Alliance," "Bernstein" and "AllianceBernstein" as part of a business or name is not exclusive of the right of the Manager itself to use, or to authorize others to use, the same; the Trust acknowledges and agrees that as between the Manager and the Trust, the Manager has the exclusive right so to use, or authorize others to use, said name, and the Trust agrees to take such action as may reasonably be requested by the Manager to give full effect to the provisions of this section (including, without limitation, consenting to such use of said name). Without limiting the generality of the foregoing, the Trust agrees that, upon (i) any termination of this Agreement by either party or (ii) the violation of any of its provisions by the Trust or any Fund, as the case may be, the Trust will, at the request of the Manager made within six months after such termination or violation, use its best efforts to change the name of the Trust and each Fund so as to eliminate all reference, if any, to the names "Alliance," "Bernstein" and "AllianceBernstein" and will not thereafter transact any business in a name containing the names "Alliance," "Bernstein" or "AllianceBernstein" in any form or combination whatsoever, or designate itself as the same entity as or successor to an entity of such name, or otherwise use the names "Alliance," "Bernstein" or "AllianceBernstein" or any other reference to the Manager. Such covenants on the part of the Trust shall be binding upon it, its Trustees, officers, stockholders, creditors and all other persons claiming under or through it.

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10.	LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS.

A copy of the Agreement and Declaration of Trust of the Trust, as amended, is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of each of the respective Funds.

11.	SEPARATE CONTRACTS.

The Trust, on behalf of each Fund, shall be deemed to have entered into a wholly separate Contract relating exclusively to each such Fund. Any amendment to or termination of this Contract explicitly relating to one or more Funds shall have no effect on, and shall not be considered to amend or terminate this Contract with respect to, any other Fund.

IN WITNESS WHEREOF, THE AB PORTFOLIOS and ALLIANCEBERNSTEIN L.P. have each caused this Amended and Restated Investment Advisory Agreement to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.

THE AB PORTFOLIOS

By:
By:
Title:

Accepted: [_________ ___], 2018

ALLIANCEBERNSTEIN L.P.

By:
By:
Title:

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Exhibit A to Investment Advisory Agreement

AB Wealth Appreciation Strategy

AB All Market Income Portfolio

AB Conservative Wealth Strategy

AB Tax-Managed Wealth Appreciation Strategy

AB Tax-Managed All Market Income Portfolio

AB Growth Fund

D-44

FORM OF INVESTMENT MANAGEMENT AGREEMENT

[SCB]

INVESTMENT MANAGEMENT AGREEMENT, dated as of [___________ __], 2018 between SANFORD C. BERNSTEIN FUND, INC., a Maryland Corporation, (the "Fund"), on behalf of the Short Duration Plus Portfolio, the Intermediate Duration Portfolio, the Diversified Municipal Portfolio, the California Municipal Portfolio, the New York Municipal Portfolio, the Short Duration Diversified Municipal Portfolio, the Tax-Managed International Portfolio, the International Portfolio, the Emerging Markets Portfolio, the Overlay A Portfolio, the Tax-Aware Overlay A Portfolio, the Overlay B Portfolio, the Tax-Aware Overlay B Portfolio, the Tax-Aware Overlay C Portfolio and the Tax-Aware Overlay N Portfolio (the "Portfolios") and ALLIANCEBERNSTEIN L.P., a Delaware limited partnership (the "Adviser" or "Alliance").

In consideration of the mutual agreements herein made, the parties hereto agree as follows:

1. Duties of the Adviser. The Adviser shall manage the investment operations of the Portfolios and the Fund including, but not limited to, continuously providing the Portfolios with investment management, including investment research, advice and supervision, determining which securities or other investments including, but not limited to, debt and equity securities, options, and futures and options on futures, shall be purchased or sold by the Portfolios, making purchases and sales of securities and such other investments on behalf of the Portfolios and determining how voting and other rights with respect to securities and other investments owned by the Fund on behalf of the Portfolios shall be exercised, subject in each case to oversight by the Board of Directors of the Fund (the "Directors" or the "Board") and in accordance with the investment objectives and policies of the Fund and of the Portfolios set forth in the Registration Statement and the current Prospectus and Statement of Additional Information relating to the Fund or the Portfolio, as amended from time to time, the requirements of the Investment Company Act of 1940, as amended (the "Act") and other applicable law. The Fund understands that the Adviser may also act as the investment manager to other persons or entities, including other investment companies.

2. Limitation of Liability. Subject to Section 36 of the Act, the Adviser and the directors, officers and employees of the Adviser, shall not be liable to the Fund or the Portfolios for any error of judgment or mistake of law or for any loss arising out of any investment or the performance or non-performance of duties under this Agreement, except for willful misfeasance, bad faith or gross negligence in the performance of, or by reason of reckless disregard of, obligations and duties under this Agreement.

3. Indemnification. The Fund, on behalf of the Portfolio, shall indemnify and hold harmless the Adviser and the directors, officers, and employees of the Adviser, against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the performance or non-performance of any duties under this Agreement, provided, however, that nothing herein shall be deemed to protect the Adviser or any director, officer or employee thereof against any liability to the Fund or its stockholders, to which the Adviser or any director, officer or employee thereof would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement.

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4. Expenses. The Adviser shall pay all of its expenses arising from the performance of its obligations under Section 1 of this Agreement and shall pay any salaries, fees and expenses of the Directors who are employees of the Adviser. The Adviser shall not be required to pay any other expenses of the Fund or a Portfolio, including (a) the fees payable to Alliance under this Agreement and the Shareholder Servicing and Administrative Agreement; (b) the fees and expenses of Directors who are not affiliated with Alliance; (c) the fees and expenses of the Custodian and Transfer Agent including but not limited to fees and expenses relating to Fund accounting, pricing of the Portfolios' shares, and computation of net asset value; (d) the fees and expenses of calculating yield and/or performance of the Portfolios; (e) the charges and expenses of legal counsel and independent accountants; (f) all taxes and corporate fees payable to governmental agencies; (g) the fees of any trade association of which the Fund is a member; (h) reimbursement of the Portfolios' share of the organization expenses of the Portfolios or the Fund; (i) the fees and expenses involved in registering and maintaining registration of the Fund and the shares of the Portfolios with the Securities and Exchange Commission, registering the Fund as a broker or dealer and qualifying the shares of the Portfolios under state securities laws, including the preparation and printing of the registration statements and prospectuses for such purposes, allocable communications expenses with respect to investor services, all expenses of shareholders' and Board of Directors' meetings and preparing, printing and mailing proxies, prospectuses and reports to shareholders; (j) brokers' commissions, dealers' mark-ups and any issue or transfer taxes chargeable in connection with the Portfolios' transactions; (k) the cost of stock certificates representing shares of the Portfolios; (l) insurance expenses, including, but not limited to, the cost of a fidelity bond, directors and officers insurance and errors and omissions insurance; and (m) litigation and indemnification expenses, expenses incurred in connection with mergers, and other extraordinary expenses not incurred in the ordinary course of the Portfolios' business.

5. Compensation. As compensation for the services performed and the facilities and personnel provided by the Adviser pursuant to Section 1 of this Agreement, the Fund, on behalf of each Portfolio, will pay the Adviser, promptly after the end of each month, fees at the rates set forth below:

Portfolio	Annual Percentage of Average Daily Net Assets of Each Portfolio
Short Duration Diversified Municipal Portfolio	0.30% of the first $750 million; 0.25% of assets in excess of $750 million

Short Duration Plus Portfolio	0.35% of the first $750 million; 0.30% of assets in excess of $750 million

New York Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion

California Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion

Diversified Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; 0.225% of assets in excess of $7 billion

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Portfolio	Annual Percentage of Average Daily Net Assets of Each Portfolio
Intermediate Duration Portfolio	0.45% of the first $2.5 billion; 0.40% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $8 billion; 0.30% of assets in excess of $8 billion

Tax-Managed International Portfolio	0.75% of the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% in excess of $5 billion

International Portfolio	0.75% of the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% in excess of $5 billion

Emerging Markets Portfolio	0.95% of the first $2.5 billion; 0.90% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% in excess of $5 billion

Overlay A Portfolio	0.90% of the first $5 billion; 0.875% in excess of $5 billion

Tax-Aware Overlay A Portfolio	0.90% of the first $5 billion; 0.875% in excess of $5 billion

Overlay B Portfolio	0.65%

Tax-Aware Overlay B Portfolio	0.65%

Tax-Aware Overlay C Portfolio	0.65%

Tax-Aware Overlay N Portfolio	0.65%

If the Adviser shall serve hereunder for less than the whole of any month, the fee hereunder shall be prorated.

6. Purchase and Sale of Securities. The Adviser shall purchase securities from or through and sell securities to or through such persons, brokers, or dealers as the Adviser shall deem appropriate in order to carry out the policy with respect to portfolio transactions as set forth in the Registration Statement and the current Prospectus or Statement of Additional Information covering the respective Portfolios, as amended from time to time, or as the Directors may direct from time to time. Nothing herein shall prohibit the Directors from approving the payment by the Fund of additional compensation to others for consulting services, supplemental research and security and economic analysis.

7. Term of Agreement. This Agreement shall continue in effect with respect to any Portfolio for a period of more than one year from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the Act with regard to investment advisory contracts; provided, however, that this Agreement may be terminated at any time without the payment of any penalty, on behalf of any or all of the Portfolios, by the Fund, by the Board or, with respect to any Portfolio, by vote of a majority of the outstanding voting securities (as defined in the Act) of any Portfolio, or by the Adviser on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the Act).

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8. Miscellaneous. The Fund hereby agrees that if at any time the Adviser shall cease to act as investment adviser to any Portfolio or to the Fund, at the request of the Adviser (or its successor) the Fund shall take all steps necessary under law to change its corporate name to delete the reference to Sanford C. Bernstein or to delete the reference to Bernstein from the name of the Portfolio, and shall thereafter refrain from using such name with reference to any such Portfolio and, if applicable, the Fund.

This Agreement contains the entire agreement between the parties hereto and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations.

IN WITNESS WHEREOF, the Fund, on behalf of the Portfolios, and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

SANFORD C. BERNSTEIN FUND, INC.

By:

ALLIANCEBERNSTEIN L.P.

By:

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FORM OF INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

[Bernstein]

This Investment Advisory Agreement (the "Agreement") is entered into as of [ ], 2018 by and between Bernstein Fund, Inc. (the "Fund"), a corporation duly organized and existing under the laws of the State of Maryland on behalf of the portfolios listed on Annex A hereto (each, a "Portfolio" and, together, the "Portfolios") and AllianceBernstein L.P., a limited partnership duly organized and existing under the laws of the State of Delaware (the "Adviser").

WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Adviser is engaged in rendering management and investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Adviser is willing to provide management and investment advisory services to the Fund and the Portfolios on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set out in this Agreement, the Fund and the Adviser agree as follows:

1. Investment Description; Appointment

(a) Investment Description. The investment objective(s), policies and limitations of each Portfolio of the Fund are specified in the applicable prospectus and Statement of Additional Information for the Portfolio (collectively, the "Disclosure Documents") filed with the Securities and Exchange Commission (the "SEC") as part of the Fund's Registration Statement on Form N-1A, as it may be periodically amended or supplemented.

(b) Appointment of Adviser. The Fund hereby appoints the Adviser to act as a manager and investment adviser of the Fund's Portfolios and to furnish, or arrange for its affiliates or subadvisers to furnish, the management, administrative and investment advisory services described below, subject to the policies of, review by and overall control of the Board of Directors of the Fund (the "Board"), for the period and on the terms and conditions set forth in this Agreement. The Adviser hereby accepts such appointment and agrees during such period, at its own expense (except as otherwise provided herein), to render, or arrange for the rendering of, such services and to assume the obligations herein for the compensation provided for herein. The Adviser and its affiliates for all purposes herein shall be deemed to be independent contractors and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund in any way or otherwise be deemed agents of the Fund.

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2. Duties of the Investment Adviser

(a) Management and Administrative Services. The Adviser shall perform, or arrange for its affiliates to perform, the management and administrative services necessary for the operation of the Fund and the Portfolios, including providing the Fund necessary personnel and such other services as the Adviser, subject to review by the Board, from time to time shall determine to be necessary or useful to perform its obligations under this Agreement. The Adviser, also on behalf of the Fund and the Portfolios, shall conduct relations with custodians, depositories, transfer agents, pricing agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. As described below in Section 7(c) of this Agreement, the Fund agrees to reimburse the Adviser or its affiliates for the costs and expenses associated with certain administrative, legal, compliance, recordkeeping and other services and personnel.

(b) Investment Advisory Services. Subject to the supervision, direction and approval of the Board, the Adviser will conduct a continual program of investment, evaluation, purchase, sale, and reinvestment of the Portfolios' assets. Subject to paragraph (c) below, the Adviser is authorized, in its sole discretion, to: (i) obtain and evaluate pertinent economic, financial, and other information affecting the economy generally and certain investment assets as such information relates to securities or other financial instruments that are purchased for or considered for purchase by the Portfolios; (ii) make investment decisions for the Portfolios (including the exercise or disposition of rights accompanying portfolio securities (such as tender offers or exchanges) and other attendant rights thereto); (iii) place purchase and sale orders for portfolio transactions on behalf of the Portfolios and manage otherwise uninvested cash assets of the Portfolios; (iv) arrange for the pricing of Portfolio securities; (v) execute account documentation, agreements, contracts and other documents as may be requested by brokers, dealers, counterparties and other persons in connection with the Adviser's management of the assets of the Portfolios (in such respect, the Adviser will act as the Portfolios' agent and attorney-in-fact); (vi) employ professional portfolio managers, securities analysts and other investment professionals who provide research services to the Portfolios; (vii) engage certain third party professionals, consultants, experts or specialists in connection with the Adviser's management of the assets of the Portfolios (in such respect, the Adviser will act as the Portfolios' agent and attorney-in-fact); (viii) make decisions with respect to the use by the Portfolios of borrowing for leverage or other investment or corporate purposes; and (ix) vote or determine to abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolios are invested. The Adviser will in general take such action as is appropriate to effectively manage the Fund's investment practices. In addition:

(i) The Adviser will maintain and preserve the records specified in Section 14 of this Agreement and any other records related to the Portfolios' transactions as are required under any applicable state or federal securities law or regulation, including: the 1940 Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Advisers Act.

(ii) The Adviser shall at all times perform its obligations in material compliance with: (A) the provisions of the Articles of Incorporation and the By-Laws of the Fund, as amended from time to time; (B) the fundamental and non-fundamental investment policies and restrictions of a Portfolio in effect from time to time; and (C) the Disclosure Documents of the applicable Portfolio in effect from time to time. In addition, the Adviser will comply with procedures of the Fund ("Fund Procedures") provided to the Adviser by the Fund. The Adviser will notify the Fund as soon as reasonably practicable upon detection of any material breach under this Section 2(b)(ii), including detection of any "material compliance matters" as defined in Rule 38a-1 under the 1940 Act.

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(iii) The Adviser will maintain a written code of ethics (the "Code of Ethics") that complies with Rule 17j-1 under the 1940 Act, a copy of which will be provided to the Fund along with any amendments to such Code of Ethics in effect from time to time, and will adhere to such Code of Ethics in performing its services under this Agreement.

(iv) The Adviser, as directed by the Board, will manage the investment and reinvestment of the assets of the Portfolios in a manner consistent with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, subject to the best interests of each Portfolio. Notwithstanding the foregoing, the Adviser may recommend that a Portfolio incur excise tax or other taxes or associated costs if it believes it is in the best interest of the Portfolio with respect to making periodic distributions or is otherwise in the best interest of the management of the Portfolio's cash or other assets.

(c) Subadvisers. In carrying out its responsibilities hereunder, the Adviser may employ, retain or otherwise avail itself of the services of other persons or entities including without limitation, affiliates of the Adviser, on such terms as the Adviser shall determine to be necessary, desirable or appropriate. However, if the Adviser chooses to retain or avail itself of the services of another person or entity to provide investment advice with respect to assets of a Portfolio (a "Subadviser"), such other person or entity must be (i) registered as an investment adviser under the Advisers Act, (ii) retained at the Adviser's own cost and expense and (iii) retained subject to the requirements of Section 15 of the 1940 Act or any exemption therefrom.

3. Information and Reports

(a) The Adviser will keep the Fund informed of developments relating to its duties as investment adviser of which the Adviser has, or should have, knowledge that would materially affect the Fund. In this regard, the Adviser will provide the Fund and its officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Fund may from time to time reasonably request.

(b) The Adviser also will provide the Fund with any information reasonably requested regarding its management of the Fund or the Portfolios required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Fund with the SEC. The Adviser will promptly inform the Fund if any information in the Disclosure Documents, as amended or supplemented from time to time, is (or will become) inaccurate or incomplete.

4. Standard of Care

The Adviser will exercise its reasonable judgment and will act in good faith and in a manner consistent with applicable federal and state laws and regulations in rendering the services it agrees to provide under this Agreement. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund or the Portfolios, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Section 4, the term "Adviser" shall include any affiliates of the Adviser performing services for the Fund contemplated hereby, and directors, officers and employees of the Adviser and of such affiliates. The Adviser assumes no responsibility under this Agreement other than to render the services stated herein.

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5. Adviser's Duties Regarding Fund Transactions

(a) Placement of Orders. The Adviser will take all actions that it considers necessary to implement the investment policies of the Portfolios, and, in particular, to place all orders for the purchase or sale of securities or other investments for the Portfolios with brokers or dealers the Adviser, in its sole discretion, selects. To that end, the Adviser is authorized as each Portfolio's agent to give instructions to the Fund's custodian as to deliveries of securities or other investments and payments of cash for the Portfolio's account. In connection with the selection of brokers or dealers and the placement of purchase and sale orders, the Adviser is subject to the supervision of the Board and is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Board and set out in the Portfolios' current Disclosure Documents, subject to provisions (b) and (c) of this Section 5.

(b) Selection of Brokers and Dealers. In the selection of brokers and dealers to execute portfolio transactions, the Adviser is authorized to consider not only the available prices and rates of brokerage commissions, but also other relevant factors, which may include, without limitation: the execution capabilities of the brokers and dealers; the research and other services provided by the brokers and dealers that the Adviser believes will enhance its general portfolio management capabilities; the size of the transaction; the difficulty of execution; the operational facilities of these brokers and dealers; the risk to a broker or dealer of positioning a block of securities; and the overall quality of brokerage and research services provided by the brokers and dealers. In connection with the foregoing, the Adviser is specifically authorized to pay those brokers and dealers who provide brokerage and research services to the Adviser a higher commission than that charged by other brokers and dealers if the Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the services in terms of either the particular transaction or in terms of the Adviser's overall responsibilities with respect to the Fund and to any other client accounts or portfolios that the Adviser advises. The execution of such transactions will not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise. To the extent permitted by applicable law and authorized by the Board, the Adviser may select affiliated brokers and dealers to execute portfolio transactions.

(c) Aggregated Transactions. On occasions when the Adviser deems the purchase or sale of a security or other financial instrument to be in the best interest of the Fund or a Portfolio, as well as other clients, the Adviser is authorized, but not required, to aggregate purchase and sale orders for securities or other financial instruments held (or to be held) by the Fund or Portfolio with similar orders being made on the same day for other client accounts or portfolios that the Adviser manages. When an order is so aggregated, the Adviser may allocate the recommendations or transactions among all accounts and portfolios for whom the recommendation is made or transaction is effected on a basis that the Adviser reasonably considers equitable and consistent with its fiduciary obligations to the Fund and its other clients. The Adviser and the Fund recognize that in some cases this procedure may adversely affect the size of the position obtainable for the Fund.

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6. Compensation

For the services rendered and the expenses assumed by the Adviser (other than those services described below in Section 7(c) of this Agreement), each Portfolio shall pay to the Adviser at the end of each calendar month a fee at the annualized rates set forth Annex B hereto. The fee for the period from the Effective Date (defined below) of the Agreement to the end of the month during which the Effective Date occurs will be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month will be prorated according to the proportion that such period bears to the full monthly period and will be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Adviser, the value of a Portfolio's assets will be computed at the times and in the manner specified in the Disclosure Documents, and on days on which the value of Portfolio assets are not so determined, the asset value computation to be used will be as determined on the immediately preceding day on which the asset value was determined. As described in Section 7(c) of this Agreement, in addition to the fees set forth in this Section 6 (including Annex B hereto), the Fund will reimburse the Adviser or its affiliates for the costs and expenses associated with certain administrative, legal, compliance, recordkeeping and other services and personnel.

7. Expenses

(a) The Adviser. All investment professionals of the Adviser and its staff, when and to the extent engaged in providing investment advisory and management services hereunder, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by the Adviser and not by the Fund or the Portfolios. Notwithstanding the foregoing, the Fund agrees to reimburse the Adviser or its affiliates for the costs and expenses associated with certain administrative, legal, compliance, recordkeeping and other services and personnel as provided in subsection (c) to this Section 7.

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(b) The Fund. The Fund and the Portfolios will bear all other expenses to be incurred in their operations (including to the extent such operations are performed by the Adviser or its affiliates), including, but not limited to, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments (including, without limitation, security settlement costs); (iii) calculating a Portfolio's net asset value (including the cost and expenses of any independent valuation firm, or agent or service provider of the Fund (including, without limitation, Fund administrators, custodians and pricing services)); (iv) interest payable on debt and dividends and distributions on stock, as applicable, if any, incurred to finance the Portfolio's investments; (v) custodian, registrar and transfer agent fees and fees and expenses of other service providers; (vi) direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs; fees and expenses of the Fund's directors who are not "interested persons" of the Adviser; (vii) the cost of office facilities as described in Section 7(c) of this Agreement; (viii) legal and audit expenses; (ix) fees and expenses related to the registration and qualification of a Portfolio and the Portfolio's shares for distribution under state and federal securities laws; (x) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolios; (xi) all other expenses incidental to holding meetings of the Portfolios' shareholders, including proxy solicitations therefor; (xii) insurance premiums for fidelity bond and other insurance coverage; (xiii) investment management fees; (xiv) the fees of any trade association of which the Fund is a member; (xv) expenses of filing, printing and mailing prospectuses and supplements thereto to shareholders of the Portfolios; (xvi) expenses related to the engagement of any third-party professionals, consultants, experts or specialists hired to perform work in respect of the Fund or the Portfolios; (xvii) all other expenses incurred by the Fund or the Portfolios in connection with administering the business of the Fund or the Portfolios, including each Portfolio's allocable portion of the cost of the Fund's legal, compliance, administrative and accounting personnel, and their respective staffs; (xviii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party and legal obligations that the Fund may have to indemnify the Fund's directors, officers and/or employees or agents with respect to these actions, suits or proceedings; (xix) organizational expenses of the Fund and the Portfolios; and (xx) the costs, fees and expenses otherwise stated in this Agreement as applicable to the Fund or the Portfolios, including, without limitation, those set out in Section 7(c).

(c) At the request of the Fund, and as determined by the Board from time to time, the Adviser or its affiliates shall perform (or delegate, oversee, or arrange for, the performance of) certain administrative, legal, compliance, recordkeeping and other services necessary for the operation of the Fund and the Portfolios not otherwise provided by other Fund service providers. The Adviser or its affiliates, acting in such capacity, shall make reports to the Board of its or their performance of such services and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. In full consideration of the provision of such services, the Fund shall reimburse the Adviser or its affiliates for the costs and expenses (other than compensation of the employees of the Adviser acting in its capacity as investment adviser) incurred by the Adviser or its affiliates, if any, in performing the services and providing the facilities contemplated in this Section 7(c). Such costs and expenses include, but are not limited to, direct costs and expenses of the services, including, without limitation, the cost of systems necessary for the operations of the Fund (including, but not limited to, application licensing, development and maintenance, data licensing and reporting); secretarial and other staff; printing, mailing, long distance telephone, copying; each Portfolio's allocable portion of the Adviser's or its affiliate's overhead in performing its obligations under this Section, including, without limitation, rent and the allocable portion of the cost, if any, of the Fund's legal, compliance, administrative and accounting personnel, and their respective staffs. The Adviser or its affiliates shall be reimbursed for the cost and expenses of such services. The methodology for determining costs and expenses shall be subject to review and approval by the Board.

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8. Services to Other Companies or Accounts

The Fund understands that the Adviser and its affiliates now act, will continue to act and may act in the future as investment manager or adviser to fiduciary and other managed accounts, and as an investment manager or adviser to other investment companies that have the same, similar or different investment objectives and strategies as the Portfolios, including any offshore entities or private accounts. The Fund understands that the persons employed by the Adviser to assist in the performance of the Adviser's duties under this Agreement may not devote their full time to such duties, and that nothing contained in this Agreement will be deemed to limit or restrict the right of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

9. Custody

Nothing in this Agreement will require the Adviser to take or receive physical possession of cash, securities, or other investments of the Fund.

10. Term of Agreement; Termination of Agreement; Amendment of Agreement

(a) Term. This Agreement will become effective [ ], 2018 (the "Effective Date"), and, unless terminated in accordance with its terms, will continue for an initial one-year term and thereafter so long as such continuance is specifically approved at least annually as required by the 1940 Act or any exemption therefrom.

(b) Termination. This Agreement may be terminated with respect to a Portfolio, without penalty, (i) by the Board or by vote of holders of a majority of the outstanding shares of the Portfolio upon sixty (60) days' written notice to the Adviser, and (ii) by the Adviser upon sixty (60) days' written notice to the Fund with respect to the Portfolio. This Agreement also will terminate automatically in the event of its assignment. For the avoidance of doubt, the termination of this Agreement with respect to one Portfolio shall not operate to terminate this Agreement with respect to any other Portfolio unless such termination is specifically agreed by the parties hereto as including such other Portfolio.

(c) Amendment. This Agreement may be amended by the parties with respect to a Portfolio only if the amendment is specifically approved by: (i) a majority of those directors of the Fund who are not parties to this Agreement or "interested persons" of any party cast in person at a meeting called for the purpose of voting on the Agreement's approval; and (ii) if required by applicable law, the vote of a majority of the outstanding shares of the Portfolio. For the avoidance of doubt, any amendment of this Agreement with respect to one Portfolio shall not operate to amend this Agreement with respect to any other Portfolio unless such amendment is specifically agreed by the parties hereto as including such other Portfolio.

11. Representations and Covenants of the Fund

The Fund represents and covenants to the Adviser as follows:

(a) The Fund is duly organized and validly existing under the laws of the State of Maryland with the power to own and possess its assets and carry on its business as the business is now being conducted.

D-55

(b) The execution, delivery and performance by the Fund of this Agreement are within the Fund's powers and have been duly authorized by all necessary actions of the Board, and the execution, delivery and performance of this Agreement by the parties to this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Fund's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Fund.

(c) The Fund is, or will be prior to commencing operations, registered as a management investment company under the 1940 Act and the Fund's shares are (or will be prior to commencing operations) registered under the Securities Act of 1933, as amended, and under any applicable state securities laws.

12. Representations and Covenants of the Adviser

The Adviser represents and covenants to the Fund that as of the commencement of operations of the Fund:

(a) It is duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as this business is now being conducted.

(b) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized by all necessary action, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance of this Agreement by the parties to this Agreement, and the execution, delivery and performance of this Agreement by the parties to this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Adviser.

(c) It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement.

(d) It is registered with the SEC as an investment adviser under the Advisers Act.

D-56

13. Indemnification

Indemnification of Adviser. The Fund shall indemnify, defend and protect the Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser (collectively, the "Indemnified Parties")) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees and the reasonable cost of investigating or defending any loss, liability, claim, damage or expenses incurred in connection therewith) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or its security holders) arising out of or otherwise based upon the performance or non-performance of any of the Adviser's duties or obligations under this Agreement or otherwise as an investment adviser of the Fund. Notwithstanding anything contained herein to the contrary, nothing in this Agreement shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Fund or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties or by reason of the reckless disregard of the Adviser's duties and obligations under this Agreement (as the same shall be determined in accordance with the 1940 Act and any interpretations or guidance by the SEC or its staff thereunder).

14. Records

(a) Maintenance of Records. The Adviser hereby undertakes and agrees to maintain for the Fund, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Fund's investments that are required to be maintained by the Fund pursuant to the 1940 Act with respect to the Adviser's responsibilities under this Agreement (the "Fund's Books and Records").

(b) Ownership of Records. The Adviser agrees that the Fund's Books and Records are the Fund's property and further agrees to surrender them promptly to the Fund upon the request of the Fund; provided, however, that the Adviser may retain copies of the Fund's Books and Records at its own cost. The Fund's Books and Records will be made available, within two (2) business days of a written request, to the Fund's accountants or auditors during regular business hours at the Adviser's offices. The Fund or its authorized representatives will have the right to copy any records in the Adviser's possession that pertain to the Fund. These books, records, information, or reports will be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, the Fund's Books and Records will be returned to the Fund.

15. Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to the conflict of law principles thereof, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of New York, or any of the provisions in this Agreement, conflict with the applicable provisions of the 1940 Act, the latter shall control.

D-57

16. Entire Agreement; Severability; No Third Party Beneficiary

This Agreement (including the Annexes hereto) embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. If any provision of this Agreement is held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors. For the avoidance of doubt, this Agreement does not, and is not intended to, confer any rights, privileges, claims or remedies upon any person other than the parties and their respective successors.

17. Liability of a Portfolio

The Adviser agrees that for services rendered to a Portfolio, or for any claim by it in connection with services rendered to a Portfolio, it shall look only to the assets of such Portfolio for satisfaction and that it shall have no claim against the assets of any other portfolios of the Fund.

18. Definitions

The terms "assignment," "affiliated person," and "interested person," when used in this Agreement, will have the respective meanings specified in Section 2(a) of the 1940 Act. The term "majority of the outstanding shares" means the lesser of (a) sixty-seven percent (67%) or more of the shares present at a meeting if more than fifty percent (50%) of these shares are present or represented by proxy, or (b) more than fifty percent (50%) of the outstanding shares.

19. Counterparts

This Agreement may be executed in one or more counterparts, each of which will be deemed an original, and all of such counterparts together will constitute one and the same instrument.

IN WITNESS WHEREOF, the parties to this Agreement have executed and delivered this Agreement as of the date first above written.

BERNSTEIN FUND, INC.

By:
Name:
Title:

ALLIANCEBERNSTEIN L.P.

By:
Name:
Title:

D-58

ANNEX A

Portfolios

International Small Cap Portfolio

International Strategic Equities Portfolio

Small Cap Core Portfolio

D-59

ANNEX B

Pursuant to Section 6 of this Agreement, for the services rendered and the expenses assumed by the Adviser (other than those services described in Section 7(c) of this Agreement), each Portfolio shall pay to the Adviser at the end of each calendar month the applicable fee at the annualized rates set forth in the table below.

Name of Portfolio	Advisory Fee
International Small Cap Portfolio	1.00% of the Portfolio's average net assets.

International Strategic Equities Portfolio	0.75% of the first $2.5 billion of the Portfolio's average net assets; 0.65% of the excess over $2.5 billion up to $5 billion; and 0.60% of the excess of the Portfolio's average net assets over $5 billion.

Small Cap Core Portfolio	0.80% of the Portfolio's average net assets.

If the Adviser shall serve hereunder for less than the whole of any month, the fee hereunder shall be prorated.

D-60

APPENDIX E – INFORMATION REGARDING CURRENT AGREEMENTS

The Adviser currently serves as investment adviser to the Fund pursuant to the current investment advisory agreement. The table below sets forth the date of each Fund's current investment advisory agreement, the date it was last submitted to a vote of stockholders, the annual rate of the advisory fee, the annual rate at which advisory fees were paid by each Fund to the Adviser for the most recently ended fiscal year, the aggregate amount of advisory fees paid by each Fund to the Adviser for the Fund's most recently ended fiscal year and each Fund's net assets as of the most recently ended fiscal year. The table also reflects information regarding the fee rate paid to the Adviser and the net assets of each registered investment company with an investment objective similar to the investment objectives of the Funds.

Growth of Capital

Fund	Date of Agreement	Date of Last Stockholder Approval	Annual Rate of Advisory Fee	Annual Rate at Which Advisory Fees were Paid	Aggregate Amount of Management Fees Paid to Adviser ($)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
AB All China Equity Portfolio	July 25, 2018	July 25, 2018	.95% of average daily net assets	N/A	N/A	N/A	Y
AB All Market Alternative Return Portfolio	March 4, 2015	March 4, 2015	.75% of average daily net assets	0.62%	759,873	229,318,877	Y
AB Concentrated Growth Fund	March 1, 2014	February 27, 2014	0.80% of average daily net assets	0.80%	2,866,411	407,889,343	Y
AB Concentrated International Growth Portfolio	April 15, 2015	April 15, 2015	0.85% of average daily net assets	0.00%	0	32,640,624	Y
AB Emerging Markets Core Portfolio	September 9, 2015	September 9, 2015	0.95% of the first $2.5 billion of average daily net assets 0.90% of the next $2.5 billion up to $5 billion of average daily net assets 0.85% of the excess over $5 billion of average daily net assets	0.00%	0	5,425,118	Y
AB FlexFee Core Opportunities Portfolio	June 28, 2017	June 28, 2017	.55% of average daily net assets[1]	0.00%	0	1,105,437	Y

E-1

Fund	Date of Agreement	Date of Last Stockholder Approval	Annual Rate of Advisory Fee	Annual Rate at Which Advisory Fees were Paid	Aggregate Amount of Management Fees Paid to Adviser ($)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
AB FlexFee Emerging Markets Growth Portfolio	October 22, 2014, as amended June 28, 2017	June 28, 2017	.75% of average daily net assets[2]	0.00%	0	6,151,553	Y
AB FlexFee International Strategic Core Portfolio	June 28, 2017	June 28, 2017	.55% of average daily net assets[1]	0.00%	0	3,208,824	Y
AB FlexFee Large Cap Growth Portfolio	June 28, 2017	June 28, 2017	.55% of average daily net assets[1]	0.00%	0	1,274,456	Y
AB FlexFee US Thematic Portfolio	June 28, 2017	June 28, 2017	.55% of average daily net assets[1]	0.00%	0	1,110,913	Y

_______________________________

1 The Fund pays the Adviser a base management fee at an annualized rate of 0.55% of the Fund's average daily net assets ("Base Fee"). The management fee is increased or decreased from the Base Fee by a performance adjustment ("Performance Adjustment") that depends on whether, and to what extent, the investment performance of the Advisor Class shares of the Fund ("Measuring Class") exceeds, or is exceeded by, the performance of a specified index plus 1.40% ("Index Hurdle") over a specified period ("Performance Period"). The Performance Adjustment is calculated and accrued daily, according to a schedule that adds or subtracts 0.00357% (0.357 basis points) of the Fund's average daily net assets for each 0.01% of absolute performance by which the performance of the Measuring Class exceeds or lags the Index Hurdle for the period from the beginning of the Performance Period through the current business day. The maximum Performance Adjustment (positive or negative) will not exceed an annualized rate of +/- 0.50% ("Maximum Performance Adjustment") of the Fund's average daily net assets, which would occur when the performance of the Measuring Class exceeds, or is exceeded by, the Index Hurdle by 1.40% or more for the Performance Period. The applicable indices for AB FlexFee Core Opportunities Portfolio, AB FlexFee International Strategic Core Portfolio, AB FlexFee Large Cap Growth Portfolio and AB FlexFee US Thematic Portfolio are the S&P 500 Index, the MSCI EAFE Index (net), the Russell 1000 Growth Index and the S&P 500 Index, respectively.

On a monthly basis, the Fund pays the Adviser the minimum fee rate of 0.05% on an annualized basis (Base Fee minus the Maximum Performance Adjustment) applied to the average daily net assets for the month.

At the end of the Performance Period, the Fund pays the Adviser the total Management Fee, less the amount of any minimum fees paid during the Performance Period and any applicable waivers.

2 The Fund pays the Adviser a base management fee at an annualized rate of 0.75% of the Fund's average daily net assets ("Base Fee"). The management fee is increased or decreased from the Base Fee by a performance adjustment ("Performance Adjustment") that depends on whether, and to what extent, the investment performance of the Advisor Class shares of the Fund ("Measuring Class") exceeds, or is exceeded by, the performance of the MSCI Emerging Markets Index plus 1.75% ("Index Hurdle") over a specified period ("Performance Period"). The Performance Adjustment is calculated and accrued daily, according to a schedule that adds or subtracts 0.004% (0.40 basis points) of the Fund's average daily net assets for each 0.01% of absolute performance by which the performance of the Measuring Class exceeds or lags the Index Hurdle for the period from the beginning of the Performance Period through the current business day. The maximum Performance Adjustment (positive or negative) will not exceed an annualized rate of +/- 0.70% ("Maximum Performance Adjustment") of the Fund's average daily net assets, which would occur when the performance of the Measuring Class exceeds, or is exceeded by, the Index Hurdle by 1.75% or more for the Performance Period.

On a monthly basis, the Fund pays the Adviser the minimum fee rate of 0.05% on an annualized basis (Base Fee minus the Maximum Performance Adjustment) applied to the average daily net assets for the month.

At the end of the Performance Period, the Fund pays the Adviser the total Management Fee, less the amount of any minimum fees paid during the Performance Period and any applicable waivers.

E-2

Fund	Date of Agreement	Date of Last Stockholder Approval	Annual Rate of Advisory Fee	Annual Rate at Which Advisory Fees were Paid	Aggregate Amount of Management Fees Paid to Adviser ($)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
AB Global Core Equity Portfolio	November 12, 2014	November 12, 2014	0.75% of the first $2.5 billion of average daily net assets 0.65% of the excess over $2.5 billion up to $5 billion of average daily net assets 0.60% of the excess over $5 billion of average daily net assets	0.68%	1,488,603	316,809,807	Y
AB International Strategic Core Portfolio	July 29, 2015	July 29, 2015	0.75% of the first $2.5 billion of average daily net assets 0.65% of the excess of $2.5 billion up to $5 billion of average daily net assets 0.60% of the excess over $5 billion of average daily net assets	0.00%	0	35,570,921	Y
AB Select US Equity Portfolio	December 8, 2011	December 8, 2011	1.00% of average daily net assets	1.00%	2,900,181	279,772,273	Y
AB Select US Long/Short Portfolio	December 12, 2012	December 12, 2012	1.50% of the first $2.5 billion of average daily net assets 1.475% of the excess over $2.5 billion of average daily net assets	1.62%	16,671,530	929,162,351	Y
AB Small Cap Growth Portfolio	July 22, 1992	June 11, 1992	0.75% of the first $2.5 billion of average daily net assets 0.65% of the excess over $2.5 billion up to $5 billion of average daily net assets 0.60% of the excess over $5 billion of average daily net assets	0.75%	8,509,709	1,294,889,776	N

E-3

Fund	Date of Agreement	Date of Last Stockholder Approval	Annual Rate of Advisory Fee	Annual Rate at Which Advisory Fees were Paid	Aggregate Amount of Management Fees Paid to Adviser ($)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
AB Small Cap Value Portfolio	December 3, 2014	December 3, 2014	.80% of average daily net assets	0.78%	1,731,268	271,627,705	Y
AB Core Opportunities Fund, Inc.	December 6, 1999, as amended September 7, 2004	December 6, 1999	.55 of 1% of the first $2.5 billion of average daily net assets .45 of 1% of the excess of $2.5 billion up to $5 billion of average daily net assets .40 of 1% of the excess over $5 billion of average daily net assets	0.55%	1,366,627	271,706,926	Y
AB Discovery Growth Fund, Inc.	April 20, 1993	April 20, 1993	0.75% of the first $500 million of average daily net assets 0.65% of the excess over $500 million up to $1 billion of average daily net assets 0.55% of the excess over $1 billion of average daily net assets	0.63%	11,976,332	2,001,300,502	Y
AB Large Cap Growth Fund, Inc.	September 17, 1992, as amended as of October 13, 1998, September 7, 2004, June 14, 2006 and February 3, 2017	August 6, 1992	0.60% of the first $2.5 billion of average daily net assets 0.50% of the excess over $2.5 billion up to $5 billion of average daily net assets 0.45% of the excess over $5 billion of average daily net assets	0.63%	25,705,309	5,011,829,619	Y
AB Multi-Manager Alternative Fund	June 5, 2012	June 22, 2012	1.50% of net assets	1.50%	18,427,232	1,155,059,828	Y

E-4

Fund	Date of Agreement	Date of Last Stockholder Approval	Annual Rate of Advisory Fee	Annual Rate at Which Advisory Fees were Paid	Aggregate Amount of Management Fees Paid to Adviser ($)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
AB Relative Value Fund, Inc.	July 22, 1992 as amended December 7, 2000, September 7, 2004 and June 14, 2006	July 22, 1992	.55% of the first $2.5 billion of average daily net assets .45% of the excess over $2.5 billion up to $5 billion of average daily net assets .40% of the excess over $5 billion as a percentage of average daily net assets	0.47%	7,943,549	1,753,655,959	Y
AB Sustainable Global Thematic Fund, Inc.	July 22, 1992, as amended February 15, 2000, September 7, 2004 and June 14, 2006	June 11, 1992	0.75% of the first $2.5 billion of aggregate net assets 0.65% of the excess over $2.5 billion up to $5 billion of aggregate net assets 0.60% of the excess over $5 billion of aggregate net assets	0.77%	5,244,165	802,619,983	Y
AB Sustainable International Thematic Fund, Inc.	April 22, 1994, as amended January 23, 2003 and September 7, 2004	April 19, 1994	0.75% of the first $2.5 billion of average daily net assets 0.65% of the excess over $2.5 billion up to $5 billion of average daily net assets 0.60% of the excess over $5 billion of average daily net assets	0.75%	2,277,806	307,461,777	N
AB Discovery Value Fund	January 31, 2001, as amended September 7, 2004	February 16, 2001	.75 of 1% of the first $2.5 billion of average daily net assets .65 of 1% of the excess of $2.5 billion up to $5 billion of average daily net assets .60 of 1% of the excess over $5 billion of average daily net assets	0.74%	20,372,788	2,964,675,931	N

E-5

Fund	Date of Agreement	Date of Last Stockholder Approval	Annual Rate of Advisory Fee	Annual Rate at Which Advisory Fees were Paid	Aggregate Amount of Management Fees Paid to Adviser ($)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
AB International Value Fund	January 31, 2001, as amended September 7, 2004	February 16, 2001	.75 of 1% of the first $2.5 billion of average daily net assets .65 of 1% of the excess of $2.5 billion up to $5 billion of average daily net assets .60 of 1% of the excess over $5 billion of average daily net assets	0.75%	2,053,477	282,439,357	N
AB Value Fund	January 31, 2001, as amended September 7, 2004	February 16, 2001	.55 of 1% of the first $2.5 billion of average daily net assets .45 of 1% of the excess of $2.5 billion up to $5 billion of average daily net assets .40 of 1% of the excess over $5 billion of average daily net assets	0.55%	2,251,420	420,029,839	N
AVP AB Global Thematic Growth Portfolio	May 1, 1997	February 1, 1996	.75 of 1% of the first $2.5 billion of aggregate net assets .65 of 1% of the excess over $2.5 billion up to $5 billion of aggregate net assets .60 of 1% of the excess over $5 billion of aggregate net assets	0.75%	974,543	146,451,809	N
AVP AB Growth Portfolio	May 1, 1997	October 24, 1994	.75 of 1% of the first $2.5 billion of aggregate net assets .65 of 1% of the excess over $2.5 billion up to $5 billion of aggregate net assets .60 of 1% of the excess over $5 billion of aggregate net assets	0.75%	505,249	70,176,290	Y

E-6

Fund	Date of Agreement	Date of Last Stockholder Approval	Annual Rate of Advisory Fee	Annual Rate at Which Advisory Fees were Paid	Aggregate Amount of Management Fees Paid to Adviser ($)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
AVP AB Growth and Income Portfolio	July 22, 1992	June 11, 1992	.55 of 1% of the first $2.5 billion of aggregate net assets .45 of 1% of the excess over $2.5 billion up to $5 billion of aggregate net assets .40 of 1% of the excess over $5 billion of aggregate net assets	0.55%	5,804,123	1,066,114,145	N
AVP AB International Growth Portfolio	September 7, 2004	October 24, 1994	.75 of 1% of the first $2.5 billion of aggregate net assets .65 of 1% of the excess over $2.5 billion up to $5 billion of aggregate net assets .60 of 1% of the excess over $5 billion of aggregate net assets	0.75%	501,404	71,324,887	N
AVP AB International Value Portfolio	May 1, 2001	May 1, 2001	.75 of 1% of the first $2.5 billion of average net assets .65 of 1% of the excess over $2.5 billion up to $5 billion of average net assets .60 of 1% of the excess over $5 billion of average net assets	0.75%	3,734,261	485,898,894	N
AVP AB Large Cap Growth Portfolio	July 22, 1992	June 11, 1992	.60 of 1% of the first $2.5 billion of aggregate net assets .50 of 1% of the excess over $2.5 billion up to $5 billion of aggregate net assets .45 of 1% of the excess over $5 billion of aggregate net assets	0.61%	2,646,057	429,326,461	N

E-7

Fund	Date of Agreement	Date of Last Stockholder Approval	Annual Rate of Advisory Fee	Annual Rate at Which Advisory Fees were Paid	Aggregate Amount of Management Fees Paid to Adviser ($)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
AVP AB Small Cap Growth Portfolio	May 1, 1997	July 22, 1996	.75 of 1% of the first $2.5 billion of aggregate net assets .65 of 1% of the excess over $2.5 billion up to $5 billion of aggregate net assets .60 of 1% of the excess over $5 billion of aggregate net assets	0.75%	309,993	49,434,774	N
AVP AB Small-Mid Cap Value Portfolio	May 1, 2001	May 1, 2001	.75 of 1% of the first $2.5 billion of average net assets .65 of 1% of the excess over $2.5 billion up to $5 billion of average net assets .60 of 1% of the excess over $5 billion of average net assets	0.75%	5,108,548	703,153,125	N
AVP AB Value Portfolio	May 1, 2001	May 1, 2001	.55 of 1% of the first $2.5 billion of average net assets .45 of 1% of the excess over $2.5 billion up to $5 billion of average net assets .40 of 1% of the excess over $5 billion of average net assets	0.55%	416,715	73,312,648	N
AB Growth Fund	January 6, 2011	April 8, 1993	.75 of 1% of the first $2.5 billion of average daily net assets .65 of 1% of the excess of $2.5 billion up to $5 billion of average daily net assets .60 of 1% of the excess over $5 billion of average daily net assets	0.75%	5,321,901	766,082,393	Y

E-8

Fund	Date of Agreement	Date of Last Stockholder Approval	Annual Rate of Advisory Fee	Annual Rate at Which Advisory Fees were Paid	Aggregate Amount of Management Fees Paid to Adviser ($)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
AB Tax-Managed All Market Income Portfolio	January 6, 2011	April 8, 1993	.55 of 1% of the first $2.5 billion of average daily NAV .45 of 1% of the excess of $2.5 billion up to $5 billion of average daily NAV .40 of 1% of the excess over $5 billion of average daily NAV	0.44%	579,670	129,879,683	Y
AB Tax-Managed Wealth Appreciation Strategy	January 6, 2011	January 5, 2011	.65 of 1% of the first $2.5 billion of average daily NAV .55 of 1% of the excess of $2.5 billion up to $5 billion of average daily NAV .50 of 1% of the excess over $5 billion of average daily NAV	0.65%	4,447,857	687,913,741	Y
AB Wealth Appreciation Strategy	January 6, 2011	January 5, 2011	.65 of 1% of the first $2.5 billion of average daily NAV .55 of 1% of the excess of $2.5 billion up to $5 billion of average daily NAV .50 of 1% of the excess over $5 billion of average daily NAV	0.65%	8,628,579	1,323,041,344	Y
Bernstein International Strategic Equities Portfolio	December 15, 2015 as amended January 1, 2018	September 17, 2015	0.75% on the first $2.5 billion 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion 0.60% of assets in excess of $5 billion	0.84%	14,634,588	3,190,218,188	N
Bernstein International Small Cap Portfolio	December 15, 2015 as amended January 1, 2018	September 17, 2015	1.00% of average daily net assets	1.00%	8,041,363	1,073,855,166	Y

E-9

Fund	Date of Agreement	Date of Last Stockholder Approval	Annual Rate of Advisory Fee	Annual Rate at Which Advisory Fees were Paid	Aggregate Amount of Management Fees Paid to Adviser ($)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
Bernstein Small Cap Core Portfolio	December 15, 2015 as amended January 1, 2018	September 17, 2015	0.80% of average daily net assets	0.80%	6,453,037	885,574,082	N
SCB Emerging Markets Portfolio	October 2, 2000, as amended February 24, 2004, October 28, 2004, November 28, 2005, November 1, 2006, November 1, 2007, November 23, 2009, November 9, 2010, January 27, 2017 and January 1, 2018	September 25, 2000	0.95% of the first $2.5 billion of average daily net assets 0.90% in excess of $2.5 billion up to, but not exceeding $5 billion of average daily net assets 0.85% of assets in excess of $5 billion of average daily net assets	1.12%	15,303,883	1,486,069,403	N
SCB International Portfolio	October 2, 2000, as amended February 24, 2004, October 28, 2004, November 28, 2005, November 1, 2006, November 1, 2007, November 23, 2009, November 9, 2010, January 27, 2017 and January 1, 2018	September 25, 2000	0.75% on the first $2.5 billion of average daily net assets 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion of average daily net assets 0.60% of assets in excess of $5 billion of average daily net assets	0.85%	12,971,941	1,657,121,184	N
SCB Tax-Managed International Portfolio	October 2, 2000, as amended February 24, 2004, October 28, 2004, November 28, 2005, November 1, 2006, November 1, 2007, November 23, 2009, November 9, 2010, January 27, 2017 and January 1, 2018	September 25, 2000	0.75% on the first $2.5 billion of average daily net assets 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion 0.60% of assets in excess of $5 billion	0.82%	29,418,428	3,696,982,103	N

E-10

Total Return

Fund	Date of Agreement	Date of Last Stockholder Approval	Annual Rate of Advisory Fee	Annual Rate at Which Advisory Fees were Paid	Aggregate Amount of Management Fees Paid to Adviser ($)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
AB FlexFee High Yield Portfolio	July 15, 2014, as amended February 1, 2018	January 18, 2018	.40% of average daily net assets[3]	0.00%	0	28,385,528	Y
AB Intermediate Bond Portfolio	July 1, 1999	June 11, 1992	.45 of 1% of the first $2.5 billion of average net assets .40 of 1% of the excess of $2.5 billion up to $5 billion of average net assets .35 of 1% of the excess over $5 billion up to $8 billion of average net assets .30 of 1% of the excess over $8 billion of average net assets	0.22%	778,989	360,118,751	Y
AB All Market Income Portfolio	December 14, 2014	December 18, 2014	.55% of the first $2.5 billion of average daily net assets .45% of the excess over $2.5 billion up to $5 billion of average daily net assets .40% of the excess over $5 billion of average daily net assets	0.00%	0	95,340,065	Y

_______________________________

3 The Fund pays the Adviser a base management fee at an annualized rate of 0.40% of the Fund's average daily net assets ("Base Fee"). The management fee is increased or decreased from the Base Fee by a performance adjustment ("Performance Adjustment") that depends on whether, and to what extent, the investment performance of the Advisor Class shares of the Fund ("Measuring Class") exceeds, or is exceeded by, the performance of the Market iBoxx USD Liquid High Yield Index plus 0.75% ("Index Hurdle") over a specified period ("Performance Period"). The Performance Adjustment is calculated and accrued daily, according to a schedule that adds or subtracts 0.002667% (0.2667 basis points) of the Fund's average daily net assets for each 0.01% of absolute performance by which the performance of the Measuring Class exceeds or lags the Index Hurdle for the period from the beginning of the Performance Period through the current business day.

The maximum Performance Adjustment (positive or negative) will not exceed an annualized rate of +/- 0.30% ("Maximum Performance Adjustment") of the Fund's average daily net assets, which would occur when the performance of the Measuring Class exceeds, or is exceeded by, the Index Hurdle by 0.70% or more for the Performance Period.

On a monthly basis, the Fund pays the Adviser the minimum fee rate of 0.10% on an annualized basis (Base Fee minus the Maximum Performance Adjustment) applied to the average daily net assets for the month.

At the end of the Performance Period, the Fund pays the Adviser the total Management Fee, less the amount of any minimum fees paid during the Performance Period and any applicable waivers.

E-11

Fund	Date of Agreement	Date of Last Stockholder Approval	Annual Rate of Advisory Fee	Annual Rate at Which Advisory Fees were Paid	Aggregate Amount of Management Fees Paid to Adviser ($)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
AB Emerging Markets Multi-Asset Portfolio	August 31, 2011	August 30, 2011	.85 of 1% of the first $1 billion of average daily net assets .80 of 1% of the excess over $1 billion up to $2 billion of average daily net assets .75 of 1% of the excess over $2 billion up to $3 billion of average daily net assets .70 of 1% of the excess over $3 billion of average daily net assets	0.13%	189,335	142,351,608	Y
AB Taxable Multi-Sector Income Shares	September 15, 2010	September 14, 2010	N/A4	0.00%	0	129,628,354	N
AB Equity Income Fund, Inc.	September 28, 1993, as amended September 7, 2004 and June 14, 2006	September 15, 1993	.55% of the first $2.5 billion of average daily net assets .45% of the excess over $2.5 billion up to $5 billion of average daily net assets .40% of the excess over $5 billion of average daily net assets	0.55%	3,813,105	657,986,122	N
E-12

Fund	Date of Agreement	Date of Last Stockholder Approval	Annual Rate of Advisory Fee	Annual Rate at Which Advisory Fees were Paid	Aggregate Amount of Management Fees Paid to Adviser ($)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
AB Global Real Estate Investment Fund, Inc.	August 27, 1996, as amended September 7, 2004 and June 14, 2006	August 27, 1996	.55% of the first $2.5 billion of average daily net assets .45% of the excess over $2.5 billion up to $5 billion of average daily net assets .40% of the excess over $5 billion of average daily net assets	0.55%	820,069	148,691,831	N

_______________________________

4 The Fund does not pay an advisory fee to the Adviser, but is an integral part of "wrap-fee" programs and other investment programs sponsored by investment advisers. Participants in wrap-fee programs or other similar fee-based programs pay a "wrap fee" or similar fee to the program's sponsor that covers investment advisory and administrative and other similar services (and in turn the program sponsor pays fees to the Adviser), while institutional investment advisory clients of the Adviser pay the Adviser a fee for investment advisory and administrative and other similar services.

Fund	Date of Agreement	Date of Last Stockholder Approval	Annual Rate of Advisory Fee	Annual Rate at Which Advisory Fees were Paid	Aggregate Amount of Management Fees Paid to Adviser ($)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
AB Global Risk Allocation Fund, Inc.	July 22, 1992, as amended September 7, 2004 and June 14, 2006	June 11, 1992	.60% of the first $200 million of average daily net assets .50% of the next $200 million of average daily net assets .40% of the excess over $400 million of average daily net assets	0.57%	1,634,353	281,807,062	Y
E-13

Fund	Date of Agreement	Date of Last Stockholder Approval	Annual Rate of Advisory Fee	Annual Rate at Which Advisory Fees were Paid	Aggregate Amount of Management Fees Paid to Adviser ($)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
AB High Income Fund, Inc.	February 1, 1994, as amended September 7, 2004 and November 2, 2006	July 15, 2014	.50 of 1% for the first $2.5 billion of average daily net assets .45 of 1% of the excess of $2.5 billion up to $5 billion of average daily net assets .40 of 1% of the excess over $5 billion of average daily net assets	0.45%	35,531,703	8,088,586,359	Y
AB Global Real Estate Investment Fund II	November 14, 1997, as amended as of May 1, 1999, July 20, 2000, and September 7, 2004	November 3, 1997	.55% of the first $2.5 billion of average daily net assets .45% of the excess over $2.5 billion up to $5 billion of average daily net assets .40% of the excess over $5 billion of average daily net assets	0.55%	1,807,526	327,644,430	N
AVP AB Balanced Wealth Strategy Portfolio	May 1, 2004	May 1, 2004	.55 of 1% of the first $2.5 billion of average net assets .45 of 1% of the excess over $2.5 billion up to $5 billion of average net assets .40 of 1% of the excess over $5 billion of average net assets	0.55%	1,672,136	303,398,012	Y
E-14

Fund	Date of Agreement	Date of Last Stockholder Approval	Annual Rate of Advisory Fee	Annual Rate at Which Advisory Fees were Paid	Aggregate Amount of Management Fees Paid to Adviser ($)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
AVP AB Dynamic Asset Allocation Portfolio	April 1, 2011	April 1, 2011	.70 of 1% of average net assets	0.70%	4,086,774	605,031,144	Y
AVP AB Intermediate Bond Portfolio	July 22, 1992	December 7, 1993	.45 of 1% of the first $2.5 billion of aggregate net assets .40 of 1% of the excess over $2.5 billion up to $5 billion of aggregate net assets .35 of 1% of the excess over $5 billion up to $8 billion of aggregate net assets .30% of 1% in excess of $8 billion of aggregate net assets	0.45%	250,190	52,958,282	Y
AVP AB Real Estate Investment Portfolio	May 1, 1997	December 1, 1996	.55 of 1% of the first $2.5 billion of average net assets .45 of 1% of the excess over $2.5 billion up to $5 billion of average net assets .40 of 1% of the excess over $5 billion of average net assets	0.55%	285,906	51,804,621	N
AVP AB Global Risk Allocation – Moderate Portfolio	April 28, 2015	February 11, 2015	.60 of 1% of average net assets	0.43%	381,182	98,513,986	Y
E-15

Fund	Date of Agreement	Date of Last Stockholder Approval	Annual Rate of Advisory Fee	Annual Rate at Which Advisory Fees were Paid	Aggregate Amount of Management Fees Paid to Adviser ($)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
AllianceBernstein Global High Income Fund, Inc.	July 27, 1993, as amended October 1,2005 and September 13, 2006	July 27, 1993	0.90% of adjusted average weekly net assets	0.90%	10,796,591	1,169,160,724	Y
AB All Market Total Return Portfolio	January 6, 2011	April 8, 1993	.55 of 1% of the first $2.5 billion of average daily NAV .45 of 1% of the excess of $2.5 billion up to $5 billion of average daily NAV .40 of 1% of the excess over $5 billion of average daily NAV	0.55%	5,373,056	921,644,473	Y
AB Conservative Wealth Strategy	January 6, 2011	April 8, 1993	.55 of 1% of the first $2.5 billion of average daily NAV .45 of 1% of the excess of $2.5 billion up to $5 billion of average daily NAV .40 of 1% of the excess over $5 billion of average daily NAV	0.55%	1,423,589	238,277,701	Y

E-16

Income

Fund	Date of Agreement	Date of Last Stockholder Approval	Annual Rate of Advisory Fee	Annual Rate at Which Advisory Fees were Paid	Aggregate Amount of Management Fees Paid to Adviser ($)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
AB FlexFee International Bond Portfolio	January 29, 2017	June 28, 2018	.40% of average daily net assets[5]	0.00%	0	44,880,898	Y

_______________________________

5 The Fund pays the Adviser a base management fee at an annualized rate of 0.40% of the Fund's average daily net assets ("Base Fee"). The management fee is increased or decreased from the Base Fee by a performance adjustment ("Performance Adjustment") that depends on whether, and to what extent, the investment performance of the Advisor Class shares of the Fund ("Measuring Class") exceeds, or is exceeded by, the performance of the Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index plus 0.70% ("Index Hurdle") over a specified period ("Performance Period"). The Performance Adjustment is calculated and accrued daily, according to a schedule that adds or subtracts 0.00429% (0.429 basis points) of the Fund's average daily net assets for each 0.01% of absolute performance by which the performance of the Measuring Class exceeds or lags the Index Hurdle for the period from the beginning of the Performance Period through the prior business day or, if the performance of the Index is made available to the Fund on a daily basis at a time sufficient to permit the calculation of the Performance Adjustment on a current-day basis while maintaining the Fund's ability to meet applicable deadlines for publishing its daily NAV per share, within a reasonable time after the commencement of such availability, through the current business day. The maximum Performance Adjustment (positive or negative) will not exceed an annualized rate of +/- 0.30% ("Maximum Performance Adjustment") of the Fund's average daily net assets, which would occur when the performance of the Measuring Class exceeds, or is exceeded by, the Index Hurdle by 0.70% or more for the Performance Period.

On a monthly basis, the Fund pays the Adviser the minimum fee rate of 0.10% on an annualized basis (Base Fee minus the Maximum Performance Adjustment) applied to the average daily net assets for the month.

At the end of the Performance Period, the Fund pays the Adviser the total Management Fee, less the amount of any minimum fees paid during the Performance Period and any applicable waivers.

Fund	Date of Agreement	Date of Last Stockholder Approval	Annual Rate of Advisory Fee	Annual Rate at Which Advisory Fees were Paid	Aggregate Amount of Management Fees Paid to Adviser ($)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
AB Income Fund	April 22, 2016	March 1, 2016	.45 of 1% for the first $2.5 billion of average net assets .40 of 1% of the excess of $2.5 billion up to $5 billion of average net assets .35 of 1% of the excess over $5 billion of average net assets	0.36%	4,397,751	2,033,692,386	Y
E-17

Fund	Date of Agreement	Date of Last Stockholder Approval	Annual Rate of Advisory Fee	Annual Rate at Which Advisory Fees were Paid	Aggregate Amount of Management Fees Paid to Adviser ($)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
AB Limited Duration High Income Portfolio	December 7, 2011	December 7, 2011	.55 of 1% of the first $2.5 billion of average net assets .50 of 1% of the excess of $2.5 billion up to $5 billion of average net assets .45 of 1% of the excess over $5 billion of average net assets	0.49%	1,666,571	334,564,777	Y
AB Tax-Aware Fixed Income Portfolio	December 11, 2013	December 11, 2013	.45 of 1% for the first $2.5 billion of average net assets .40 of 1% of the excess of $2.5 billion up to $5 billion of average net assets .35 of 1% of the excess over $5 billion of average net assets	0.00%	0	68,902,982	Y
AB Corporate Income Shares	September 7, 2004	September 7, 2004	N/A6	0.00%	0	84,739,760	N
AB Income Shares			N/A6	N/A	N/A	N/A	N
AB Government Money Market Portfolio	May 31, 2016	May 6, 2016	0.20% of average daily net assets	0.20%	12,734,169	6,081,486,324	N

_______________________________

6 The Fund does not pay an advisory fee to the Adviser, but is an integral part of "wrap-fee" programs and other investment programs sponsored by investment advisers. Participants in wrap-fee programs or other similar fee-based programs pay a "wrap fee" or similar fee to the program's sponsor that covers investment advisory and administrative and other similar services (and in turn the program sponsor pays fees to the Adviser), while institutional investment advisory clients of the Adviser pay the Adviser a fee for investment advisory and administrative and other similar services.

E-18

Fund	Date of Agreement	Date of Last Stockholder Approval	Annual Rate of Advisory Fee	Annual Rate at Which Advisory Fees were Paid	Aggregate Amount of Management Fees Paid to Adviser ($)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
AB Global Bond Fund, Inc.	July 22, 1992, as amended September 7, 2004 September 13, 2006	February 21, 1992	.50 of 1% for the first $2.5 billion of average daily net assets .45 of 1% of the excess of $2.5 billion up to $5 billion of average daily net assets .40 of 1% of the excess over $5 billion of average daily net assets	0.46%	29,134,610	6,815,062,009	Y
AB Unconstrained Bond Fund, Inc.	January 2, 1996, as amended September 7, 2004 and November 2, 2006	January 2, 1996	.50 of 1% for the first $2.5 billion of average daily net assets .45 of 1% of the excess of $2.5 billion up to $5 billion of average daily net assets .40 of 1% of the excess over $5 billion of average daily net assets	0.36%	1,089,563	306,737,698	Y
SCB Intermediate Duration Portfolio	October 2, 2000, as amended February 24, 2004, October 28, 2004, November 28, 2005, November 1, 2006, November 1, 2007, November 23, 2009, November 9, 2010, January 27, 2017 and January 1, 2018	September 25, 2000	0.45% of the first $2.5 billion of average daily net assets 0.40% in excess of $2.5 billion up to, but not exceeding $5 billion of average daily net assets 0.35% in excess of $5 billion up to, but not exceeding $8 billion of average daily net assets 0.30% of assets in excess of $8 billion of average daily net assets	0.46%	15,403,657	3,363,353,361	N
SCB Short Duration Plus Portfolio	October 2, 2000, as amended February 24, 2004, October 28, 2004, November 28, 2005, November 1, 2006, November 1, 2007, November 23, 2009, November 9, 2010, January 27, 2017 and January 1, 2018	September 25, 2000	0.35% of average daily net assets	0.45%	1,349,714	257,039,729	N
E-19

Fund	Date of Agreement	Date of Last Stockholder Approval	Annual Rate of Advisory Fee	Annual Rate at Which Advisory Fees were Paid	Aggregate Amount of Management Fees Paid to Adviser ($)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
Bernstein Intermediate Duration Institutional Portfolio	February 1, 2002 as amended January 29, 2018	May 13, 2002	.45 of 1% of the first $2.5 billion of average daily net assets .40 of 1% of the excess of $2.5 billion up to $5 billion of average daily net assets .35 of 1% of the excess over $5 billion of average daily net assets	0.36%	2,216,017	689,279,442	Y

Real Return

Fund	Date of Agreement	Date of Last Stockholder Approval	Annual Rate of Advisory Fee	Annual Rate at Which Advisory Fees were Paid	Aggregate Amount of Management Fees Paid to Adviser ($)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
AB All Market Real Return Portfolio	May 8, 2010	March 5, 2010	.75 of 1% of average daily net assets	0.75%	8,262,317	1,402,871,873	Y
AB Bond Inflation Strategy	January 26, 2010	January 25, 2010	.50 of 1% for the first $2.5 billion of average net assets .45 of 1% of the excess of $2.5 billion up to $5 billion of average net assets .40 of 1% of the excess over $5 billion of average net assets	0.29%	1,259,416	492,302,467	Y
AB Municipal Bond Inflation Strategy	January 26, 2010	January 25, 2010	.50 of 1% for the first $2.5 billion of average net assets .45 of 1% of the excess of $2.5 billion up to $5 billion of average net assets .40 of 1% of the excess over $5 billion of average net assets	0.41%	3,419,003	908,769,384	Y

E-20

Target Date/Retirement

Fund	Date of Agreement	Date of Last Stockholder Approval	Annual Rate of Advisory Fee	Annual Rate at Which Advisory Fees were Paid	Aggregate Amount of Management Fees Paid to Adviser ($)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
AB Multi-Manager Select Retirement Allocation Fund	December 15, 2014	December 23, 2014	0.15% of average daily net assets	0.00%	0	9,474,465	Y
AB Multi-Manager Select 2010 Fund	December 15, 2014	December 23, 2014	0.15% of average daily net assets	0.00%	0		Y
AB Multi-Manager Select 2015 Fund	December 15, 2014	December 23, 2014	0.15% of average daily net assets	0.00%	0	13,199,094	Y
AB Multi-Manager Select 2020 Fund	December 15, 2014	December 23, 2014	0.15% of average daily net assets	0.00%	0		Y
AB Multi-Manager Select 2025 Fund	December 15, 2014	December 23, 2014	0.15% of average daily net assets	0.00%	0	42,069,024	Y
AB Multi-Manager Select 2030 Fund	December 15, 2014	December 23, 2014	0.15% of average daily net assets	0.00%	0		Y
AB Multi-Manager Select 2035 Fund	December 15, 2014	December 23, 2014	0.15% of average daily net assets	0.00%	0	93,551,242	Y
AB Multi-Manager Select 2040 Fund	December 15, 2014	December 23, 2014	0.15% of average daily net assets	0.00%	0		Y
AB Multi-Manager Select 2045 Fund	December 15, 2014	December 23, 2014	0.15% of average daily net assets	0.00%	0	132,643,912	Y
AB Multi-Manager Select 2050 Fund	December 15, 2014	December 23, 2014	0.15% of average daily net assets	0.00%	0		Y
AB Multi-Manager Select 2055 Fund	December 15, 2014	December 23, 2014	0.15% of average daily net assets	0.00%	0	101,761,249	Y

E-21

Tax-Exempt Income

Fund	Date of Agreement	Date of Last Stockholder Approval	Annual Rate of Advisory Fee	Annual Rate at Which Advisory Fees were Paid	Aggregate Amount of Management Fees Paid to Adviser ($)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
AB Impact Municipal Income Shares	September 12, 2017	September 12, 2017	N/A7	0.00%	0	37,341,387	N
AB Municipal Income Shares	September 1, 2010	August 31,2010	N/A7	0.00%	0	2,760,892,496	N
AB California Portfolio	July 22, 1992	July 22, 1992	.45 of 1.00% of the first $2.5 billion of average daily net assets .40 of 1.00% of the excess over $2.5 billon up to $5 billion of average daily net assets .35 of 1.00% of the excess over $5 billion of average daily net assets	0.41%	2,918,888	699,195,373	Y
AB High Income Municipal Portfolio	December 17, 2009	January 25, 2010	.50 of 1.00% of the first $2.5 billion of average daily net assets .45 of 1.00% of the excess over $2.5 billon up to $5 billion of average daily net assets .40 of 1.00% of the excess over $5 billion of average daily net assets	0.49%	12,670,493	2,639,497,399	Y
E-22

Fund	Date of Agreement	Date of Last Stockholder Approval	Annual Rate of Advisory Fee	Annual Rate at Which Advisory Fees were Paid	Aggregate Amount of Management Fees Paid to Adviser ($)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
AB National Portfolio	July 22, 1992	July 22, 1992	.45 of 1.00% of the first $2.5 billion of average daily net assets .40 of 1.00% of the excess over $2.5 billon up to $5 billion of average daily net assets .35 of 1.00% of the excess over $5 billion of average daily net assets	0.40%	5,133,673	1,332,670,004	Y

_______________________________

7 The Fund does not pay an advisory fee to the Adviser, but is an integral part of "wrap-fee" programs and other investment programs sponsored by investment advisers. Participants in wrap-fee programs or other similar fee-based programs pay a "wrap fee" or similar fee to the program's sponsor that covers investment advisory and administrative and other similar services (and in turn the program sponsor pays fees to the Adviser), while institutional investment advisory clients of the Adviser pay the Adviser a fee for investment advisory and administrative and other similar services.

Fund	Date of Agreement	Date of Last Stockholder Approval	Annual Rate of Advisory Fee	Annual Rate at Which Advisory Fees were Paid	Aggregate Amount of Management Fees Paid to Adviser ($)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
AB New York Portfolio	July 22, 1992	July 22, 1992	.45 of 1.00% of the first $2.5 billion of average daily net assets .40 of 1.00% of the excess over $2.5 billon up to $5 billion of average daily net assets .35 of 1.00% of the excess over $5 billion of average daily net assets	0.39%	2,360,249	601,035,166	Y
E-23

Fund	Date of Agreement	Date of Last Stockholder Approval	Annual Rate of Advisory Fee	Annual Rate at Which Advisory Fees were Paid	Aggregate Amount of Management Fees Paid to Adviser ($)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
AB Arizona Portfolio	May 21, 1993 as amended as of December 31, 1993, September 7, 2004 and September 13, 2006	May 12, 1993	.45 of 1.00% of the first $2.5 billion of average daily net assets .40 of 1.00% of the excess over $2.5 billon up to $5 billion of average daily net assets .35 of 1.00% of the excess over $5 billion of average daily net assets	0.24%	297,094	118,281,458	Y
AB Massachusetts Portfolio	May 21, 1993 as amended as of December 31, 1993, September 7, 2004 and September 13, 2006	May 12, 1993	.45 of 1.00% of the first $2.5 billion of average daily net assets .40 of 1.00% of the excess over $2.5 billon up to $5 billion of average daily net assets .35 of 1.00% of the excess over $5 billion of average daily net assets	0.34%	835,167	228,701,414	Y
AB Minnesota Portfolio	May 21, 1993 as amended as of December 31, 1993, September 7, 2004 and September 13, 2006	May 12, 1993	.45 of 1.00% of the first $2.5 billion of average daily net assets .40 of 1.00% of the excess over $2.5 billon up to $5 billion of average daily net assets .35 of 1.00% of the excess over $5 billion of average daily net assets	0.14%	107,476	69,190,748	Y
E-24

Fund	Date of Agreement	Date of Last Stockholder Approval	Annual Rate of Advisory Fee	Annual Rate at Which Advisory Fees were Paid	Aggregate Amount of Management Fees Paid to Adviser ($)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
AB New Jersey Portfolio	May 21, 1993 as amended as of December 31, 1993, September 7, 2004 and September 13, 2006	May 12, 1993	.45 of 1.00% of the first $2.5 billion of average daily net assets .40 of 1.00% of the excess over $2.5 billon up to $5 billion of average daily net assets .35 of 1.00% of the excess over $5 billion of average daily net assets	0.25%	280,025	107,703,003	Y
AB Ohio Portfolio	May 21, 1993 as amended as of December 31, 1993, September 7, 2004 and September 13, 2006	May 12, 1993	.45 of 1.00% of the first $2.5 billion of average daily net assets .40 of 1.00% of the excess over $2.5 billon up to $5 billion of average daily net assets .35 of 1.00% of the excess over $5 billion of average daily net assets	0.19%	175,093	91,759,943	Y
AB Pennsylvania Portfolio	May 21, 1993 as amended as of December 31, 1993, September 7, 2004 and September 13, 2006	May 12, 1993	.45 of 1.00% of the first $2.5 billion of average daily net assets .40 of 1.00% of the excess over $2.5 billon up to $5 billion of average daily net assets .35 of 1.00% of the excess over $5 billion of average daily net assets	0.22%	202,830	89,387,026	Y
E-25

Fund	Date of Agreement	Date of Last Stockholder Approval	Annual Rate of Advisory Fee	Annual Rate at Which Advisory Fees were Paid	Aggregate Amount of Management Fees Paid to Adviser ($)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
AB Virginia Portfolio	May 21, 1993	May 12, 1993	.45 of 1.00% of the first $2.5 billion of average daily net assets .40 of 1.00% of the excess over $2.5 billon up to $5 billion of average daily net assets .35 of 1.00% of the excess over $5 billion of average daily net assets	0.37%	825,284	216,496,435	Y
Alliance California Municipal Income Fund, Inc.	January 28, 2002	December 21, 2001	0.65% of adjusted average daily net assets	0.65%	1,297,188	131,581,826	Y
AllianceBernstein National Municipal Income Fund, Inc.	January 28, 2002, amended as of February 12, 2007	January 28, 2002	0.55% of average daily net assets	0.55%	3,613,026	429,446,109	Y
SCB Short Duration Diversified Municipal Portfolio	October 2, 2000, as amended February 24, 2004, October 28, 2004, November 28, 2005, November 1, 2006, November 1, 2007, November 23, 2009, November 9, 2010, January 27, 2017 and January 1, 2018	September 25, 2000	0.30% of average daily net assets	0.41%	700,812	203,305,584	N

Volatility Management

Fund	Date of Agreement	Date of Last Stockholder Approval	Annual Rate of Advisory Fee	Annual Rate at Which Advisory Fees were Paid	Aggregate Amount of Management Fees Paid to Adviser ($)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
SCB Overlay A Portfolio	February 2, 2010	February 8, 2010	0.90% of the first $5 billion of average daily net assets 0.875% in excess of $5 billion of average daily net assets	0.90%	18,864,145	2,216,110,276	Y
E-26

Fund	Date of Agreement	Date of Last Stockholder Approval	Annual Rate of Advisory Fee	Annual Rate at Which Advisory Fees were Paid	Aggregate Amount of Management Fees Paid to Adviser ($)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
SCB Overlay B Portfolio	February 2, 2010	February 8, 2010	0.65% of average daily net assets	0.65%	7,894,362	1,254,997,684	Y
SCB Tax-Aware Overlay A Portfolio	February 2, 2010	February 8, 2010	0.90% of average daily net assets	0.90%	38,505,249	4,493,950,568	Y
SCB Tax-Aware Overlay B Portfolio	February 2, 2010	February 8, 2010	0.65% of average daily net assets	0.65%	12,269,172	1,932,540,239	Y
SCB Tax-Aware Overlay C Portfolio	February 2, 2010	February 8, 2010	0.65% of average daily net assets	0.65%	3,617,747	581,249,424	Y
SCB Tax-Aware Overlay N Portfolio	February 2, 2010	February 8, 2010	0.65% of average daily net assets	0.65%	2,925,339	457,706,749	Y

Total Return (Including Tax-Exempt Income)

Fund	Date of Agreement	Date of Last Stockholder Approval	Annual Rate of Advisory Fee	Annual Rate at Which Advisory Fees were Paid	Aggregate Amount of Management Fees Paid to Adviser ($)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
SCB California Municipal Portfolio	October 2, 2000, as amended February 24, 2004, October 28, 2004, November 28, 2005, November 1, 2006, November 1, 2007, November 23, 2009, November 9, 2010, January 27, 2017 and January 1, 2018	September 25, 2000	0.425% of the first $1 billion of average daily net assets 0.375% in excess of $1 billion up to, but not exceeding $3 billion of average daily net assets 0.325% in excess of $3 billion up to, but not exceeding $5 billion of average daily net assets 0.275% in excess of $5 billion of average daily net assets	0.42%	5,421,597	1,263,812,350	N
E-27

Fund	Date of Agreement	Date of Last Stockholder Approval	Annual Rate of Advisory Fee	Annual Rate at Which Advisory Fees were Paid	Aggregate Amount of Management Fees Paid to Adviser ($)	Net Assets ($)	Has Compensation Been Waived, Reduced or Otherwise Agreed to be Reduced Under any Applicable Contract?
SCB Diversified Municipal Portfolio	October 2, 2000, as amended February 24, 2004, October 28, 2004, November 28, 2005, November 1, 2006, November 1, 2007, November 23, 2009, November 9, 2010, January 27, 2017 and January 1, 2018	September 25, 2000	0.425% of the first $1 billion of average daily net assets 0.375% in excess of $1 billion up to, but not exceeding $3 billion of average daily net assets 0.325% in excess of $3 billion up to, but not exceeding $5 billion of average daily net assets 0.275% in excess of $5 billion up to, but not exceeding $7 billion of average daily net assets 0.225% of assets in excess of $7 billion of average daily net assets	0.36%	25,006,899	6,956,886,288	N
SCB New York Municipal Portfolio	October 2, 2000, as amended February 24, 2004, October 28, 2004, November 28, 2005, November 1, 2006, November 1, 2007, November 23, 2009, November 9, 2010, January 27, 2017 and January 1, 2018	September 25, 2000	0.425% of the first $1 billion of average daily net assets 0.375% in excess of $1 billion up to, but not exceeding $3 billion of average daily net assets 0.325% in excess of $3 billion up to, but not exceeding $5 billion of average daily net assets 0.275% in excess of $5 billion of average daily net assets	0.40%	7,592,758	1,805,953,068	N

E-28

APPENDIX F – REIMBURSEMENT OF ADMINISTRATIVE EXPENSES TO THE ADVISER

The following table sets forth the costs reimbursed by the Funds to the Adviser for certain administrative services, including clerical, accounting, legal and other services, and associated overhead costs, for the respective fiscal year ends.

Fund	Fiscal Year Ended	Amount Reimbursed for Administrative Services ($)	Amount Waived by the Adviser ($)
AB Bond Fund, Inc.
AB All Market Real Return Portfolio	10/31/2017	64,763	0
AB Bond Inflation Strategy	10/31/2017	64,905	0
AB FlexFee High Yield Portfolio	10/31/2017	76,174	70,147
AB FlexFee International Bond Portfolio	12/31/2017	31,656	31,656
AB Income Fund	10/31/2017	65,061	0
AB Intermediate Bond Portfolio	10/31/2017	63,860	63,860
AB Limited Duration High Income Portfolio	9/30/2017	64,100	0
AB Municipal Bond Inflation Strategy	10/31/2017	65,428	0
AB Tax-Aware Fixed Income Portfolio	10/31/2017	64,579	64,579

AB Cap Fund, Inc.
AB All China Equity Portfolio	N/A	N/A	N/A
AB All Market Alternative Return Portfolio	10/31/2017	93,466	58,095
AB All Market Income Portfolio	11/30/2017	64,442	64,442
AB Concentrated Growth Fund	6/30/2017	49,738	0
AB Concentrated International Growth Portfolio	6/30/2017	64,995	64,995
AB Emerging Markets Core Portfolio	6/30/2017	60,550	60,550
AB Emerging Markets Multi-Asset Portfolio	3/31/2018	76,019	0
AB FlexFee Core Opportunities Portfolio	7/31/2017	34,807	34,807
AB FlexFee Emerging Markets Growth Portfolio	12/31/2017	36,795	36,795
AB FlexFee International Strategic Core Portfolio	12/31/2017	26,694	26,694
AB FlexFee Large Cap Growth Portfolio	12/31/2017	36,580	36,580
AB FlexFee US Thematic Portfolio	12/31/2017	28,955	28,955
AB Global Core Equity Portfolio	6/30/2017	61,303	0
AB International Strategic Core Portfolio	6/30/2017	63,377	63,377
AB Multi-Manager Select Retirement Allocation Fund	7/31/2017	0	0
AB Multi-Manager Select 2010 Fund	7/31/2017	0	0
AB Multi-Manager Select 2015 Fund	7/31/2017	0	0
AB Multi-Manager Select 2020 Fund	7/31/2017	0	0
AB Multi-Manager Select 2025 Fund	7/31/2017	0	0
AB Multi-Manager Select 2030 Fund	7/31/2017	0	0
AB Multi-Manager Select 2035 Fund	7/31/2017	0	0
F-1

Fund	Fiscal Year Ended	Amount Reimbursed for Administrative Services ($)	Amount Waived by the Adviser ($)
AB Multi-Manager Select 2040 Fund	7/31/2017	0	0
AB Multi-Manager Select 2045 Fund	7/31/2017	0	0
AB Multi-Manager Select 2050 Fund	7/31/2017	0	0
AB Multi-Manager Select 2055 Fund	7/31/2017	0	0
AB Select US Equity Portfolio	6/30/2017	60,829	0
AB Select US Long/Short Portfolio	6/30/2017	54,471	0
AB Small Cap Growth Portfolio	7/31/2017	66,424	0
AB Small Cap Value Portfolio	11/30/2017	63,502	0

AB Core Opportunities Fund, Inc.	11/30/2017	59,048	0

AB Corporate Shares
AB Corporate Income Shares	4/30/2018	N/A	N/A
AB Impact Municipal Income Shares	4/30/2018	N/A	N/A
AB Income Shares	N/A	N/A	N/A
AB Municipal Income Shares	4/30/2018	N/A	N/A
AB Taxable Multi-Sector Income Shares	4/30/2018	N/A	N/A

AB Discovery Growth Fund, Inc.	7/31/2017	59,626	0

AB Equity Income Fund, Inc.	11/30/2017	64,700	0

AB Fixed-Income Shares, Inc.
AB Government Money Market Portfolio	4/30/2018	100,518	0

AB Global Bond Fund, Inc.	9/30/2017	58,599	0

AB Global Real Estate Investment Fund, Inc.	11/30/2017	60,887	0

AB Global Risk Allocation Fund, Inc.	11/30/2017	70,426	0

AB High Income Fund, Inc.	10/31/2017	62,273	0

AB Institutional Funds, Inc.
AB Global Real Estate Investment Fund II	10/31/2017	67,692	0

AB Large Cap Growth Fund, Inc.	7/31/2017	69,958	0

AB Multi-Manager Alternative Fund	3/31/2018	303,267	0

AB Municipal Income Fund, Inc.
AB California Portfolio	5/31/2018	68,812	0
AB High Income Municipal Portfolio	5/31/2018	67,656	0
AB National Portfolio	5/31/2018	65,637	0
AB New York Portfolio	5/31/2018	68,739	0

F-2

Fund	Fiscal Year Ended	Amount Reimbursed for Administrative Services ($)	Amount Waived by the Adviser ($)
AB Municipal Income Fund II
AB Arizona Portfolio	5/31/2018	74,256	0
AB Massachusetts Portfolio	5/31/2018	73,209	0
AB Minnesota Portfolio	5/31/2018	72,875	0
AB New Jersey Portfolio	5/31/2018	74,620	0
AB Ohio Portfolio	5/31/2018	74,915	0
AB Pennsylvania Portfolio	5/31/2018	73,786	0
AB Virginia Portfolio	5/31/2018	73,877	0

AB Relative Value Fund, Inc.	10/31/2017	63,501	0

AB Sustainable Global Thematic Fund, Inc.	7/31/2017	63,652	0

AB Sustainable International Thematic Fund, Inc.	6/30/2017	58,018	0

AB Trust
AB Discovery Value Fund	11/30/2017	56,326	0
AB International Value Fund	11/30/2017	57,285	0
AB Value Fund	11/30/2017	57,285	0

AB Unconstrained Bond Fund, Inc.	10/31/2017	58,807	0

AB Variable Products Series Fund, Inc.
AB Balanced Wealth Strategy Portfolio	12/31/2017	53,887	0
AB Dynamic Asset Allocation Portfolio	12/31/2017	54,520	0
AB Global Thematic Growth Portfolio	12/31/2017	53,585	0
AB Growth Portfolio	12/31/2017	52,814	0
AB Growth and Income Portfolio	12/31/2017	52,835	0
AB Intermediate Bond Portfolio	12/31/2017	53,914	0
AB International Growth Portfolio	12/31/2017	53,558	0
AB International Value Portfolio	12/31/2017	53,558	0
AB Large Cap Growth Portfolio	12/31/2017	53,914	0
AB Real Estate Investment Portfolio	12/31/2017	53,585	0
AB Small Cap Growth Portfolio	12/31/2017	52,817	0
AB Small-Mid Cap Value Portfolio	12/31/2017	53,585	0
AB Value Portfolio	12/31/2017	52,817	0
AB Global Risk Allocation – Moderate Portfolio	12/31/2017	54,688	0

Alliance California Municipal Income Fund, Inc.	10/31/2017	0	0

AllianceBernstein Global High Income Fund, Inc.	3/31/2018	79,199	0

AllianceBernstein National Municipal Income Fund, Inc.	10/31/2017	0	0

The AB Portfolios
AB All Market Total Return Portfolio	8/31/2017	N/A	N/A
AB Conservative Wealth Strategy	8/31/2017	N/A	N/A
AB Growth Fund	7/31/2017	N/A	N/A
AB Tax-Managed All Market Income Portfolio	8/31/2017	N/A	N/A
F-3

Fund	Fiscal Year Ended	Amount Reimbursed for Administrative Services ($)	Amount Waived by the Adviser ($)
AB Tax-Managed Wealth Appreciation Strategy	8/31/2017	58,170	0
AB Wealth Appreciation Strategy	8/31/2017	58,410	0
Bernstein Fund, Inc.
International Strategic Equities Portfolio	9/30/2017	67,188	67,188
International Small Cap Portfolio	9/30/2017	67,566	67,566
Small Cap Core Portfolio	9/30/2017	67,566	67,566

Sanford C. Bernstein Fund, Inc.
California Municipal Portfolio	9/30/2017	N/A	N/A
Diversified Municipal Portfolio	9/30/2017	N/A	N/A
Emerging Markets Portfolio	9/30/2017	N/A	N/A
Intermediate Duration Portfolio	9/30/2017	N/A	N/A
New York Municipal Portfolio	9/30/2017	N/A	N/A
International Portfolio	9/30/2017	N/A	N/A
Overlay A Portfolio	9/30/2017	N/A	N/A
Overlay B Portfolio	9/30/2017	N/A	N/A
Short Duration Diversified Municipal Portfolio	9/30/2017	N/A	N/A
Short Duration Plus Portfolio	9/30/2017	N/A	N/A
Tax-Aware Overlay A Portfolio	9/30/2017	N/A	N/A
Tax-Aware Overlay B Portfolio	9/30/2017	N/A	N/A
Tax-Aware Overlay C Portfolio	9/30/2017	N/A	N/A
Tax-Aware Overlay N Portfolio	9/30/2017	N/A	N/A
Tax-Managed International Portfolio	9/30/2017	N/A	N/A

Sanford C. Bernstein Fund II, Inc.
Bernstein Intermediate Duration Institutional Portfolio	9/30/2017	61,036	0

F-4

APPENDIX G– AB BOARDS CONSIDERATION OF THE PROPOSED AGREEMENTS

Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the AB Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was relatively recent, including the Boards’ general satisfaction with the nature and quality of services being provided and, as applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience, the Adviser's initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they respectively oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors' determinations included the following:

G-1

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that such implementation would not affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, shareholder services, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

G-2

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the open-end Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees or shareholder servicing fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meetings at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards' consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds' underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund's investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate (and, in the case of AGHIF, the combined management fee and administrative fee) payable by each Fund to the Adviser and information prepared by an independent service provider (the “15(c) provider”) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

G-3

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that many of the Funds may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund's management fee, the Directors considered the total expense ratios of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser's expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser's services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards' consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds' expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund's expense ratio was acceptable.

G-4

The Directors did not consider comparative expense information for the ACS Funds since those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board Meetings. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund's adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund's operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor those Funds' assets and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale since that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and those Funds' expense ratio is zero.

With respect to the fixed-income closed-end Funds, the Directors considered that they were not expected to have meaningful asset growth (absent a rights offering or an acquisition). In such circumstances, the Directors did not view the potential for realization of economies of scale as a Fund's assets grow to be a material factor in their deliberations. They noted that, if a Fund's net assets were to increase materially, they would review whether potential economies of scale were being realized.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory.

G-5

APPENDIX H – BERNSTEIN BOARDS CONSIDERATION OF THE PROPOSED AGREEMENTS

Each Bernstein Board unanimously approved the Proposed Agreements at a meeting held on July 26, 2018. The Boards received preliminary information about the Plan from the Adviser at a special telephonic meeting of the Board held on June 18, 2018. During that meeting, the Independent Directors also met separately in an executive session with their independent counsel. Following that meeting, counsel to the Independent Directors sent a letter to the Adviser dated June 20, 2018, that contained a list of information requested by the Independent Directors with respect to the Plan and the Proposed Agreements. The Adviser responded in writing to the letter. Following receipt of the Adviser's responses, the Independent Directors met with the Senior Analyst and counsel to the Independent Directors via a telephone conference on July 23, 2018, during which each Board reviewed the responses to their requests for information, and evaluated extensive additional materials relating to the approval of the Proposed Agreements. Following the July 23, 2018 meeting, the Independent Directors, through counsel, requested certain additional information in a letter to the Adviser dated July 24, 2018. On July 26, 2018, each Board held an in-person meeting, at which representatives of the Adviser responded to the requests for additional information, and the Board discussed its review of the Proposed Agreement and the materials the Directors had been provided. During the July 26, 2018 meeting, the Independent Directors met separately with their independent counsel and the Senior Analyst in executive sessions. Each Board then approved the Proposed Agreements as described below.

In approving the Proposed Agreement, each Board, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Proposed Agreements and considered whether the Proposed Agreement would be in the best interests of each Fund. In particular, each Board considered the information that was provided to them by the Adviser in response to their requests in connection with the Plan, as well as information prepared by the Senior Analyst at the request of the Board. Each Board also considered other information provided to the Board in connection with the July 26, 2018 meeting and throughout the past year, including the information provided to the Board in connection with its most recent approval of the Current Agreements. The information considered by each Board included information with respect to the Plan and the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

In each Board's consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve the Proposed Agreements. Rather, each Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of the respective Funds to approve the Proposed Agreements including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

Each Board, including the Independent Directors, compared the fees and expense ratios of its respective Funds (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives ("peer group"). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were available from Broadridge Financial Solutions, Inc. ("Broadridge") and Strategic Insight, each independent providers of investment company data.

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The Boards also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about any recent advisory fee changes with respect to other investment companies advised by the Adviser.

The Directors considered the fact that each Proposed Agreement would have terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date under the Proposed Agreement.

On the basis of its review and consideration of the fees as described above and each Board's consideration of the other factors described below, and in light of the Adviser's agreement to continue the expense cap applicable to a Fund, as applicable, each Board concluded that the contractual advisory fees as proposed are reasonable.

Nature, Extent and Quality of Services Provided

Each Board, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of a Fund, their overall confidence in the Adviser's integrity and competence they have gained from that experience, and the Adviser's initiative in identifying and raising potential issues with the Directors. Each Board also considered the Adviser's responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser's willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Funds. Each Board also considered the scope and quality of the Adviser's investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Funds and the background and experience of the Adviser's senior management. Each Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Fund and noted the Adviser's commitment to strong research and investment management capabilities throughout changing market environments. Each Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Funds and noted that such staff appeared sufficient to provide a high level of service to the Funds. Each Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services. Each Board further reviewed information about the Plan, and the statements of the Adviser that it will continue to operate as an independent, publicly-traded US asset manager, that the Plan is not anticipated to change the Adviser's current management structure or strategy, and that the Adviser does not believe that the Plan will have a material impact on the Adviser with respect to its operations, personnel, organizational structure, or capitalization, financial and other resources.

In considering the nature and quality of the services provided by the Adviser, the respective Boards, including the Independent Directors, received and considered information about each Fund's investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. (The Boards recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Funds.) Each respective Board was provided with performance data versus each Fund's peer group, for the l-year, 3-year, 5-year and 10-year periods, as applicable, ended May 31, 2018 ("relevant periods") and versus each Fund's benchmark index, for the year to date, l-year, 3-years, 5-years, 10-years and since inception periods, as applicable, ended May 31, 2018, as well as the most recently available Morningstar rating for those Funds with an available rating. The Directors also receive detailed comparative performance information for the Funds at each regular Board meeting during the year and in connection with their review of the Current Agreements.

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The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors. The Directors also noted the Adviser's continued efforts to enhance the services provided to the Funds.

Each Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the respective Funds.

Profitability

The Boards, including the Independent Directors, considered the level of the Adviser's profits in respect of its management of the respective Funds. The materials provided to the Independent Directors included information indicating the profitability of the Funds to the Adviser for calendar years 2016 and 2017, which had been reviewed by an independent consultant retained by the Senior Officer. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser's relationship with a Fund, including those relating to the Adviser's subsidiaries that provide transfer agency, distribution and brokerage services to the Funds, and that they had focused on profitability before taxes and distribution expenses. The Directors also received a presentation at the July 26, 2018 Board meeting from the independent consultant who reviewed the Adviser's method of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability among fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors including different cost accounting methodologies. The Directors also considered that the profitability information did not reflect recent fee reductions implemented for certain Funds on January 1, 2018.

After reviewing all relevant factors, the Directors, including the Independent Directors, concluded that the level of the Adviser's profits in respect of its management of each Fund was not excessive.

Economies of Scale

The Boards, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the respective Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

At the July 26, 2018 Board meeting, the Directors received a presentation from an independent consultant regarding possible economies of scale. The Directors also considered the Senior Officer Report which they had previously received in connection with the review of the Current Agreements, which included a discussion of possible economies of scale. The Directors discussed with the independent consultant possible ways in which any such economies of scale may be shared with the Funds, including by investment in enhanced services.

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After reviewing the profitability and economies of scale information provided by the Adviser, each Board concluded that the benefits of any economies of scale were appropriately being shared with Fund investors by way of, among other things and as applicable, establishing advisory fees at levels that contemplated future achievement of scale, recent fee reductions for certain Funds, breakpoint arrangements, including recent newly adopted or modified breakpoints for certain Funds, the fact that certain Funds are extremely research-intensive and may be significantly capacity-constrained (making breakpoints impractical), expense caps and waivers, and the Adviser's continued reinvestment in the business, including by researching and implementing new product enhancements, although the Adviser decreased its operating expenses and staff in recent years. The Directors also noted that, because of the investment by the Overlay A and Tax-Aware Overlay A Portfolios in affiliated portfolios, there are significant waivers of management fees for the Overlay A and Tax-Aware Overlay A Portfolios to reflect their investment in such affiliated portfolios.

Fall-Out Benefits and Other Revenue

The Boards, including the Independent Directors, also took into account so-called "fall-out benefits" to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Funds, and transfer agency fees paid by the retail share classes of certain Funds to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser's profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser's business as a result of its relationship with a Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of Securities and Exchange Commission Rule 15a-4, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

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APPENDIX I– AMMAF BOARD CONSIDERATION OF THE PROPOSED AGREEMENTS

At a meeting held on July 24, 2018, the Trustees of AMMAF met in person to consider the Proposed Agreement for AMMAF. In connection with their deliberations, the Trustees held discussions with management and reviewed certain written materials, memoranda, presentations and analyses relating to AMMAF (the "AMMAF Board Materials"), including materials from the Adviser and counsel to the independent Trustees which: (i) included information concerning the Adviser's organization, including with respect to the Plan, the services rendered to AMMAF by the Adviser, the fees paid by AMMAF to the Adviser and the estimated profitability of the Adviser with respect to its relationship with AMMAF; and (ii) outlined the legal duties of the Board under the 1940 Act. The AMMAF Board Materials also contained information from Strategic Insight ("Strategic Insight"), an information service provider unaffiliated with the Adviser, comparing AMMAF's fee rate for advisory services to those of other alternative strategy closed-end funds selected by Strategic Insight.

The Trustees discussed with counsel the legal standards regarding the approval of the Proposed Agreement and reviewed the information included in the AMMAF Board Materials. The Trustees also considered information received throughout the year regarding AMMAF, the Adviser and the services provided under the Current Agreement. In connection with their approval of the Proposed Agreement, the AMMAF Board considered its conclusions in connection with their most recent approvals of the Current Agreement that was in effect at the time of the Board's approval of the Proposed Agreement. The AMMAF Board also took note of the Adviser's agreement to waive 50 basis points (of its 150 basis point fee under the Current Agreement) for a one-year period. The AMMAF Board considered representations by representatives of the Adviser that AMMAF was not expected to experience any change in the nature and quality of services delivered by the Adviser as a result of a transaction that constitutes a Change of Control Event. The Trustees considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the Current Agreement with the exception of the effective date under the Proposed Agreement.

The Trustees discussed the Board Materials with management and representatives of the Adviser responded to questions from the Trustees. The Trustees also held discussions in executive session with their independent counsel, outside the presence of fund management. After discussing a range of issues, the Trustees considered, among other relevant matters, the following factors:

(a) The nature, extent and quality of services provided by the Adviser. The Trustees discussed with representatives of the Adviser the services that the Adviser provides to AMMAF under the Current Agreement and the expectation that there would be no change in such services under the Proposed Agreement. The Trustees discussed the resources available to the Adviser, including its research and compliance capabilities. The AMMAF Board also considered representations by representatives of the Adviser that the Adviser would continue to have adequate resources following a transaction that constitutes a Change of Control Event.

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The Trustees noted the size and experience of the Adviser's staff, and the experience of its key personnel in providing investment management services. The Adviser's investment diligence and risk management capabilities were also considered. The Trustees took into account that the Trustees regularly receive reports from the Adviser regarding AMMAF's performance and the Adviser's compliance history and compliance program. The Trustees also noted the discussions they had with officers of the Adviser regarding the management of AMMAF's investments and the investment strategies to which AMMAF has exposure. During these discussions with fund officers and representatives of the Adviser, the Trustees asked detailed questions of, and received substantive answers from, these representatives regarding the implementation of AMMAF's investment strategy, its efficacy and potential risks.

In addition to the investment advisory services provided to AMMAF, the Trustees considered that the Adviser and its affiliates also provide certain administrative services necessary for the operations of AMMAF on an "at cost" basis pursuant to a separate Administrative Reimbursement Agreement. The Trustees noted that the Adviser has an administrative, legal and compliance staff to ensure a high level of quality in the compliance and other services provided to AMMAF, including its oversight of AMMAF's day-to-day operations. Based on the presentations made during their meetings and their knowledge of management and AMMAF operations gained during their tenure as trustees of AMMAF, the Trustees concluded that the services provided to AMMAF by the Adviser under the Current Agreement were of a high quality and benefited the fund and would be expected to be the same under the Proposed Agreement.

(b) Investment performance of AMMAF and the Adviser. The Trustees reviewed performance information for AMMAF, noting that they receive performance reports at regular board meetings and monitor AMMAF's performance throughout the year. The Trustees discussed AMMAF's performance with representatives of the Adviser, including as compared to relevant benchmarks. The Trustees also reviewed the performance information provided in the Strategic Insight report. The Trustees concluded that AMMAF's performance was generally in line with expectations in light of the strategies used by AMMAF and current market conditions. The Trustees took note that a majority of the performance considered was achieved by the prior portfolio management team. The Trustees also considered the experience, resources and strengths of the Adviser and its affiliates in managing funds of funds, including the experience of the portfolio management team in managing multi-strategy funds. Based on these factors, the Trustees determined that the Adviser continues to be an appropriate investment manager for AMMAF and for purposes of approving the Proposed Agreement.

(c) Cost of the services provided and profits realized by the Adviser from the relationship with AMMAF. The Trustees considered the profitability of the Adviser. The Trustees discussed in detail with representatives of the Adviser and independent consultants the Adviser's profitability and the methodology used in the profitability analysis. The Trustees noted that an affiliate of the Adviser provided distribution services to AMMAF at no cost. The amounts recently reimbursed to the Adviser by AMMAF were also noted. The Trustees also considered the services and costs associated with AMMAF's Administrative Reimbursement Agreement with the Adviser. The Trustees considered the Adviser's agreement to waive a portion of its management (constituting more than 30% of the contractual fee rate under the Current Agreement) for a period of at least a year. The Trustees noted that the Manager's profitability does not appear to be unreasonable in respect of AMMAF.

(d) Economies of scale and whether fee levels reflect these economies of scale. The Trustees discussed whether any economies of scale have been realized for AMMAF. The Trustees considered the initial level of advisory fees set for AMMAF, the Adviser's agreement to waive a portion of its management fee, recent rates of tenders of fund shares and the potential for economies of scale. The Trustees concluded that any economies of scale achieved by the Adviser were not unreasonable under the current advisory arrangements.

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(e) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients. The Trustees were aware of the services rendered and the fees paid under the Current Agreement in comparison to other contracts of the Adviser with respect to private investment vehicles managed in a similar manner to AMMAF and were provided with updated information regarding contractual fee rates of other investment advisers with respect to other closed-end registered investment companies with similar investment programs as AMMAF. The Trustees noted the Adviser's representation that providing advisory services to a registered investment company entailed different, and potentially greater, business and regulatory risks than those associated with providing services to the Adviser's other funds and accounts. The Trustees also discussed the fee structure of the Adviser's institutional accounts. The Trustees discussed the management of the comparable institutional accounts, including the allocation of opportunities available to those funds.

The Trustees reviewed with representatives of the Manager the information included in the Strategic Insight report. The Trustees also noted that AMMAF's total expense ratio was competitive with the expense group median in the Strategic Insight report. The Trustees reviewed the list of funds provided by Strategic Insight. They discussed whether certain funds should be viewed as comparable to AMMAF. The Trustees noted the difficulty in obtaining comparable peer funds, particularly finding funds of comparable size and strategy. The Trustees discussed the Strategic Insight report with the Adviser, including the comparison of advisory fees and expense ratios.

Conclusion. No single factor was determinative to the decision of the Trustees. Based on the foregoing and such other matters as were deemed relevant, all of the Trustees concluded that the advisory fee rate under the Proposed Agreement was reasonable in relation to the services provided by the Adviser. The Trustees determined that the selection of the Adviser to manage AMMAF, and the overall arrangements between AMMAF and the Adviser, as provided in the Proposed Agreement, were fair and reasonable in light of the services performed under the Current Agreement and to be performed under the Proposed Agreement, expenses incurred and to be incurred and such other matters as the Trustees considered relevant in the exercise of their business judgment. Based on these factors, the Trustees decided to approve the Proposed Agreement.

Interim Advisory Agreements

In approving the Interim Advisory Agreement, the AMMAF Board, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreement. The Interim Advisory Agreement approved by the AMMAF Board is identical to the Proposed Agreement, as well as the Current Agreement, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the Rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreement, the Adviser would continue to manage AMMAF pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under the Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

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APPENDIX J – FEES PAID TO AFFILIATES OF THE ADVISER

The following table sets forth the fees paid to ABI (the "Distributor") and AllianceBernstein Investor Services, Inc. (the "Transfer Agent") as well as any affiliated brokerage commissions paid for the respective fiscal year ends.

Fund	Fiscal Year Ended	Fees Paid to the Distributor ($)	Fees Paid to the Transfer Agent ($)	Affiliated Brokerage Commissions Paid ($)	Percentage of Aggregate Brokerage Commissions Paid to Affiliated Brokers
AB Bond Fund, Inc.
AB All Market Real Return Portfolio	10/31/2017	1,527,902	191,363	0	0.00%
AB Bond Inflation Strategy	10/31/2017	359,691	133,385	0	0.00%
AB FlexFee High Yield Portfolio	10/31//2017	16,217	19,214	0	0.00%
AB FlexFee International Bond Portfolio	12/31/2017	0	7,827	0	0.00%
AB Income Fund	10/31/2017	309,819	443,882	0	0.00%
AB Intermediate Bond Portfolio	10/31/2017	915,395	209,373	0	0.00%
AB Limited Duration High Income Portfolio	9/30/2017	361,892	52,298	0	0.00%
AB Municipal Bond Inflation Strategy	10/31/2017	638,417	58,789	0	0.00%
AB Tax-Aware Fixed Income Portfolio	10/31/2017	35,047	18,142	0	0.00%

AB Cap Fund, Inc.
AB All China Equity Portfolio	N/A	N/A	N/A	N/A	N/A
AB All Market Alternative Return Portfolio	11/30/2017	123	17,946	0	0.00%
AB All Market Income Portfolio	11/30/2017	10,625	17,996	0	0.00%
AB Concentrated Growth Fund	6/30/2017	260,717	71,324	0	0.00%
AB Concentrated International Growth Portfolio	6/30/2017	125	1,500	0	0.00%
AB Emerging Markets Core Portfolio	6/30/2017	143	5,759	0	0.00%
AB Emerging Markets Multi-Asset Portfolio	3/31/2018	36,816	30,740	0	0.00%
AB FlexFee Core Opportunities Portfolio	12/31/2017	0	615	0	0.00%
AB FlexFee Emerging Markets Growth Portfolio	12/31/2017	0	2,977	0	0.00%
AB FlexFee International Strategic Core Portfolio	12/31/2017	0	1,811	4	0.21%
AB FlexFee Large Cap Growth Portfolio	12/31/2017	0	657	0	0.00%
AB FlexFee US Thematic Portfolio	12/31/2017	0	615	0	0.00%
AB Global Core Equity Portfolio	6/30/2017	7,749	42,816	0	0.00%
AB International Strategic Core Portfolio	6/30/2017	503	12,412	0	0.00%
AB Multi-Manager Select Retirement Allocation Fund	7/31/2017	23,206	17,985	0	0.00%
AB Multi-Manager Select 2010 Fund	7/31/2017	34,576	17,970	0	0.00%
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Fund	Fiscal Year Ended	Fees Paid to the Distributor ($)	Fees Paid to the Transfer Agent ($)	Affiliated Brokerage Commissions Paid ($)	Percentage of Aggregate Brokerage Commissions Paid to Affiliated Brokers
AB Multi-Manager Select 2015 Fund	7/31/2017	112,461	21,119	0	0.00%
AB Multi-Manager Select 2020 Fund	7/31/2017	229,700	42,528	0	0.00%
AB Multi-Manager Select 2025 Fund	7/31/2017	311,683	60,135	0	0.00%
AB Multi-Manager Select 2030 Fund	7/31/2017	224,616	42,883	0	0.00%
AB Multi-Manager Select 2035 Fund	7/31/2017	196,257	37,901	0	0.00%
AB Multi-Manager Select 2040 Fund	7/31/2017	146,331	27,963	0	0.00%
AB Multi-Manager Select 2045 Fund	7/31/2017	116,931	22,766	0	0.00%
AB Multi-Manager Select 2050 Fund	7/31/2017	44,894	17,932	0	0.00%
AB Multi-Manager Select 2055 Fund	7/31/2017	46,662	17,843	0	0.00%
AB Select US Equity Portfolio	6/30/2017	179,928	47,222	0	0.00%
AB Select US Long/Short Portfolio	6/30/2017	1,681,614	194,323	0	0.00%
AB Small Cap Growth Portfolio	7/31/2017	1,576,539	436,919	51	0.01%
AB Small Cap Value Portfolio	11/30/2017	429,905	18,035	180	100.00%

AB Core Opportunities Fund, Inc.	11/30/2017	716,216	122,330	0	0.00%

AB Corporate Shares
AB Corporate Income Shares	4/30/2018	N/A	N/A	N/A	N/A
AB Impact Municipal Income Shares	4/30/2018	N/A	N/A	N/A	N/A
AB Income Shares	N/A	N/A	N/A	N/A	N/A
AB Municipal Income Shares	4/30/2018	N/A	N/A	N/A	N/A
AB Taxable Multi-Sector Income Shares	4/30/2018	N/A	N/A	N/A	N/A

AB Discovery Growth Fund, Inc.	7/31/2017	1,927,015	790,150	862	0.06%

AB Equity Income Fund, Inc.	11/30/2017	2,046,109	207,850	0	0.00%

AB Fixed-Income Shares, Inc.
AB Government Money Market Portfolio	4/30/2018	503,516	117,304	0	0.00%

AB Global Bond Fund, Inc.	9/30/2017	6,382,063	1,722,646	0	0.00%

AB Global Real Estate Investment Fund, Inc.	11/30/2017	400,164	94,791	0	0.00%

AB Global Risk Allocation Fund, Inc.	11/30/2017	888,598	220,299	0	0.00%

AB High Income Fund, Inc.	10/31/2017	17,937,593	2,024,696	0	0.00%
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Fund	Fiscal Year Ended	Fees Paid to the Distributor ($)	Fees Paid to the Transfer Agent ($)	Affiliated Brokerage Commissions Paid ($)	Percentage of Aggregate Brokerage Commissions Paid to Affiliated Brokers
AB Institutional Funds, Inc.
AB Global Real Estate Investment Fund II	10/31/2017	0	18,000	0	0.00%

AB Large Cap Growth Fund, Inc.	7/31/2017	8,709,595	1,832,505	0	0.00%

AB Multi-Manager Alternative Fund	3/31/2018	0	245,696	0	0.00%

AB Municipal Income Fund, Inc.
AB California Portfolio	5/31/2018	1,749,884	66,601	0	0.00%
AB High Income Municipal Portfolio	5/31/2018	4,977,342	212,295	0	0.00%
AB National Portfolio	5/31/2018	2,515,170	175,057	0	0.00%
AB New York Portfolio	5/31/2018	761,956	78,194	0	0.00%

AB Municipal Income Fund II
AB Arizona Portfolio	5/31/2018	443,949	18,018	0	0.00%
AB Massachusetts Portfolio	5/31/2018	793,767	29,342	0	0.00%
AB Minnesota Portfolio	5/31/2018	262,928	18,083	0	0.00%
AB New Jersey Portfolio	5/31/2018	394,197	18,367	0	0.00%
AB Ohio Portfolio	5/31/2018	332,067	17,981	0	0.00%
AB Pennsylvania Portfolio	5/31/2018	305,546	18,948	0	0.00%
AB Virginia Portfolio	5/31/2018	770,501	27,656	0	0.00%

AB Relative Value Fund, Inc.	10/31/2017	4,792,579	968,042	0	0.00%

AB Sustainable Global Thematic Fund, Inc.	7/31/2017	1,957,348	974,421	0	0.00%

AB Sustainable International Thematic Fund, Inc.	6/30/2017	947,753	289,831	0	0.00%

AB Trust
AB Discovery Value Fund	11/30/2017	2,995,135	989,913	0	0.00%
AB International Value Fund	11/30/2017	781,705	229,327	0	0.00%
AB Value Fund	11/30/2017	267,240	144,282	0	0.00%

AB Unconstrained Bond Fund, Inc.	10/31/2017	288,845	56,900	0	0.00%

AB Variable Products Series Fund, Inc.
AB Balanced Wealth Strategy Portfolio	12/31/2017	683,763	1,163	0	0.00%
AB Dynamic Asset Allocation Portfolio	12/31/2017	1,458,757	1,163	0	0.00%
AB Global Thematic Growth Portfolio	12/31/2017	240,025	1,163	0	0.00%
AB Growth Portfolio	12/31/2017	100,162	1,163	0	0.00%
AB Growth and Income Portfolio	12/31/2017	2,253,731	1,163	0	0.00%
AB Intermediate Bond Portfolio	12/31/2017	39,026	1,163	0	0.00%
AB International Growth Portfolio	12/31/2017	95,168	1,163	0	0.00%
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Fund	Fiscal Year Ended	Fees Paid to the Distributor ($)	Fees Paid to the Transfer Agent ($)	Affiliated Brokerage Commissions Paid ($)	Percentage of Aggregate Brokerage Commissions Paid to Affiliated Brokers
AB International Value Portfolio	12/31/2017	1,118,458	1,163	0	0.00%
AB Large Cap Growth Portfolio	12/31/2017	575,226	1,163	0	0.00%
AB Real Estate Investment Portfolio	12/31/2017	45,908	1,163	0	0.00%
AB Small Cap Growth Portfolio	12/31/2017	43,483	1,163	12	0.05%
AB Small-Mid Cap Value Portfolio	12/31/2017	1,143,259	1,163	0	0.00%
AB Value Portfolio	12/31/2017	186,256	1,163	0	0.00%
AB Global Risk Allocation – Moderate Portfolio	12/31/2017	223,929	1,163	0	0.00%

Alliance California Municipal Income Fund, Inc.	10/31/2017	0	0	0	0.00%

AllianceBernstein Global High Income Fund, Inc.	3/31/2018	N/A	0	0	0.00%

AllianceBernstein National Municipal Income Fund, Inc.	10/31/2017	0	0	0	0.00%

The AB Portfolios
AB All Market Total Return Portfolio	8/31/2017	3,510,658	360,863	0	0.00%
AB Conservative Wealth Strategy	8/31/2017	1,106,224	93,438	0	0.00%
AB Growth Fund	7/31/2017	2,209,993	700,067	0	0.00%
AB Tax-Managed All Market Income Portfolio	8/31/2017	389,661	57,174	0	0.00%
AB Tax-Managed Wealth Appreciation Strategy	8/31/2017	216,107	102,052	1,206	0.00%
AB Wealth Appreciation Strategy	8/31/2017	1,860,686	412,934	2,638	0.00%
Bernstein Fund, Inc.
International Strategic Equities Portfolio	9/30/2017	265,620	238,480	0	0.00%
International Small Cap Portfolio	9/30/2017	138,312	178,133	0	0.00%
Small Cap Core Portfolio	9/30/2017	18,669	246,753	0	0.00%

Sanford C. Bernstein Fund, Inc.
California Municipal Portfolio	9/30/2017	1,536,015	18,083	0	0.00%
Diversified Municipal Portfolio	9/30/2017	7,118,782	371,049	0	0.00%
Emerging Markets Portfolio	9/30/2017	3,084,672	27,448	0	0.00%
Intermediate Duration Portfolio	9/30/2017	3,350,914	0	0	0.00%
New York Municipal Portfolio	9/30/2017	2,438,660	27,568	0	0.00%
International Portfolio	9/30/2017	3,346,946	45,105	0	0.00%
Overlay A Portfolio	9/30/2017	3,375,113	0	0	0.00%
Overlay B Portfolio	9/30/2017	1,478,309	0	0	0.00%
Short Duration Diversified Municipal Portfolio	9/30/2017	0	0	0	0.00%
J-4

Fund	Fiscal Year Ended	Fees Paid to the Distributor ($)	Fees Paid to the Transfer Agent ($)	Affiliated Brokerage Commissions Paid ($)	Percentage of Aggregate Brokerage Commissions Paid to Affiliated Brokers
Short Duration Plus Portfolio	9/30/2017	411,984	17,748	0	0.00%
Tax-Aware Overlay A Portfolio	9/30/2017	6,516,244	0	0	0.00%
Tax-Aware Overlay B Portfolio	9/30/2017	1,906,921	0	0	0.00%
Tax-Aware Overlay C Portfolio	9/30/2017	522,904	0	0	0.00%
Tax-Aware Overlay N Portfolio	9/30/2017	543,542	0	0	0.00%
Tax-Managed International Portfolio	9/30/2017	8,070,745	72,262	0	0.00%

Sanford C. Bernstein Fund II, Inc.
Bernstein Intermediate Duration Institutional Portfolio	9/30/2017	0	0	0	0.00%

J-5

APPENDIX K – STOCK OWNERSHIP

Table 1

To the knowledge of each Fund, as of July 13, 2018, the persons below owned of record or beneficially 5% or more of the noted class of outstanding shares of the Fund.

AB BOND FUND, INC.

AB All Market Real Return Portfolio

Name and Address	Number of Shares of Class	% of Class

Class A

Charles Schwab & Co. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main St. San Francisco, CA 94105-1905	328,210	23.95%

John Hancock Trust Co. LLC Three Rivers Annuity Plan 690 Canton St., Suite 100 Westwood, MA 02090-2324	621,424	45.34%

Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	104,213	7.60%

Class C

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	28,142	16.72%

National Financial Services, LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	13,346	7.93%

Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	13,473	8.01%

K-1

Name and Address	Number of Shares of Class	% of Class

Raymond James Omnibus for Mutual Funds House Account Firm Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	15,568	9.25%

UBS WM USA Omni Account M/F Attn: Department Manager Special Custody Acct. for the Exclusive Benefit of Customer 1000 Harbor Blvd. Weehawken, NJ 07086-6761	40,123	23.84%

Wells Fargo Clearing Services, LLC Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	10,662	6.34%

Advisor Class

Charles Schwab & Co. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1905	353,867	11.61%

Sanford Bernstein & Co., LLC 1 N. Lexington Ave., 17th Floor White Plains, NY 10601-1785	199,210	6.54%

Sanford Bernstein & Co., LLC 1 N. Lexington Ave., 17th Floor White Plains, NY 10601-1785	163,905	5.38%

Sanford Bernstein & Co., LLC 1 N. Lexington Ave., 17th Floor White Plains, NY 10601-1785	241,001	7.91%

UBS WM USA Omni Account M/F Attn: Department Manager Special Custody Acct. for the Exclusive Benefit of Customer 1000 Harbor Blvd. Weehawken, NJ 07086-6761	345,936	11.35%

K-2

Name and Address	Number of Shares of Class	% of Class

Class R

Alerus Financial FBO Alerus Financial FBO Herregan Distributors Inc Employee PS 401(k) plan PO Box 64535 Saint Paul, MN 55164-0535	23,941	63.59%

Ascensus Trust Company FBO Tragar Oil Co. Inc. 401k EE Savings PO Box 10758 Fargo, ND 58106-0758	6,475	17.20%

Ascensus Trust Company FBO MBI Solutions, LLC 401(k) Plan PO Box 10758 Fargo, ND 58106-0758	7,235	19.22%

Class K

Great-West Trust Company LLC TTEE C Cranemere LLC 401k 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	16,392	5.76%

Great-West Trust Co LLC TTEE FBO Klatte Budenslek & Young-Agriesti LLP 401k Plan 8515 E Orchard Rd 2t2 Greenwood Village, CO 80111-5002	25,507	8.97%

Great-West Trust Company LLC TTEE C Perry Hay & Chu PSP 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	48,207	16.95%

Great-West Trust Co LLC TTEE FBO Sanitary Plumbing & Heating Corp 401(k) Profit Sharing Plan 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	21,594	7.59%

Great-West Trust Company LLC TTEE C Stoner Albright & Co Ret PLN 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	20,770	7.30%

Class I

Wells Fargo Bank NA FBO HLS&R Inc Domestic Equities PO Box 1533 Minneapolis, MN 55480-1533	500,018	34.66%

K-3

Name and Address	Number of Shares of Class	% of Class

Wells Fargo Bank NA FBO HLS&R Education Domestic Equity PO Box 1533 Minneapolis, MN 55480-1533	353,114	24.47%

Texasavers 401k Plan Employee Retirment System of Texas c/o Fascore LLC 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	144,450	10.01%

c/o Fascore LLC Texasavers 457 Plan Employee Retirement System of Texas 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	104,344	7.23%

Wells Fargo Bank NA FBO NCCI Holdings - Inflation Sensitive PO Box 1533 Minneapolis, MN 55480-1533	271,180	18.80%

Class Z

SCB Overlay A Portfolio DAAADA 1345 Avenue of the Americas New York, NY 10105-0302	43,725,257	26.97%

SCB Tax Aware Overlay A Port DAATADA 1345 Avenue of the Americas New York, NY 10105-0302	88,305,990	54.47%

SCB Tax Aware Overlay B Port DAATBDA 1345 Avenue of the Americas New York, NY 10105-0302	8,932,204	5.51%

SCB Overlay B Portfolio DAABDA 1345 Avenue of the Americas New York, NY 10105-0302	10,412,898	6.42%

Class 2

AllianceBernstein L.P. Attn: Brent Mather-Seed Acct 1 N Lexington Ave White Plains, NY 10601-1712	1,000	100.00%

K-4

AB Bond Inflation Strategy

Name and Address	Number of Shares of Class	% of Class

Class A

Charles Schwab & Co. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main St. San Francisco, CA 94105-1905	2,282,920	43.35%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	405,179	7.69%

National Financial Services, LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	889,756	16.90%

UBS WM USA Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	298,436	5.67%

Wells Fargo Clearing Services, LLC Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	356,900	6.78%

Class C

National Financial Services, LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	44,532	13.01%

UBS WM USA Omni Account M/F Attn: Department Manager Special Custody Acct. for the Exclusive Benefit of Customer 1000 Harbor Blvd. Weehawken, NJ 07086-6761	77,320	22.59%

K-5

Name and Address	Number of Shares of Class	% of Class

Wells Fargo Clearing Services, LLC Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	89,922	26.27%

Advisor Class

Charles Schwab & Co. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1905	1,799,445	13.10%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	1,191,798	8.68%

National Financial Services, LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	1,064,117	7.75%

Raymond James Omnibus for Mutual Funds House Account Firm Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	1,423,791	10.37%

UBS WM USA Omni Account M/F Attn: Department Manager Special Custody Acct. for the Exclusive Benefit of Customer 1000 Harbor Blvd. Weehawken, NJ 07086-6761	3,129,827	22.79%

Wells Fargo Clearing Services, LLC Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	1,488,285	10.84%

Class R

Mid Atlantic Trust Company FBO Great Bay Oral Surgery Associates P 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	49,619	8.79%

K-6

Name and Address	Number of Shares of Class	% of Class

State Street Bank and Trust as TTEE and/or Cust FBO ADP Access Product 1 Lincoln St Boston, MA 02111-2901	43,546	7.71%

Class K

Great-West Trust Company, LLC FBO Employee Benefits Clients 401K 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	62,739	5.76%

Class I

National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310-1995	46,738	11.81%

State Street Bank and Trust as Trustee and/or Cust. FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	26,680	6.74%

TIAA-CREF Trust Co. Cust./TTEE FBO Retirement Plans for Which TIAA Acts as Recordkeeper Attn: Trust Operations 211 N. Broadway, Ste. 1000 Saint Louis, MO 63102-2748	52,277	13.21%

T Rowe Price Retirement Plan Services Retirement Plan Clients 4515 Painters Mill Rd Owings Mills, MD 21117-4903	117,844	29.77%

Class Z

AB MMSRetirement Vintage 2010 1345 Avenue of the Americas New York, NY 10105-0302	157,153	6.49%

AB MMSRetirement Vintage 2015 1345 Avenue of the Americas New York, NY 10105-0302	378,427	15.64%

AB MMSRetirement Vintage 2020 1345 Avenue of the Americas New York, NY 10105-0302	669,036	27.65%

AB MMSRetirement Vintage 2025 1345 Avenue of the Americas New York, NY 10105-0302	563,264	23.28%
K-7

Name and Address	Number of Shares of Class	% of Class

Matrix Trust Company Oust FBO Long Beach City Employees Federal C 717 17th St Ste 1300 Denver, CO 80202-3304	122,373	5.06%

Class 2

Sanford Bernstein & Co., LLC 1 N. Lexington Ave., 17th Floor White Plains, NY 10601-1785	274,908	5.40%

Sanford Bernstein & Co., LLC 1 N. Lexington Ave. White Plains, NY 10601-1785	438,245	8.60%

Sanford Bernstein & Co., LLC 1 N. Lexington Ave. White Plains, NY 10601-1712	491,734	9.65%

Sanford Bernstein & Co., LLC 1 N. Lexington Ave. White Plains, NY 10601-1712	289,043	5.67%

Sanford Bernstein & Co., LLC 1 N. Lexington Ave. White Plains, NY 10601-1712	308,094	6.05%

Sanford Bernstein & Co., LLC 1 N. Lexington Ave. White Plains, NY 10601-1712	523,906	10.28%

AB FlexFee High Yield Portfolio

Name and Address	Number of Shares of Class	% of Class

Advisor Class

AllianceBernstein L.P. Attn: Brent Mather-Seed Acct 1 N Lexington Ave White Plains, NY 10601-1712	1,795,066	49.65%

Fifth Third Bank TTEE FBO WFT-E-Valuator Growth RMS FD 5001 Kingsley Dr., Dept 3385 Cincinnati, OH 45227-1114	213,368	5.90%

Fifth Third Bank TTEE FBO WFT-E-Moderate RM 5001 Kingsley Dr., Dept 3385 Cincinnati, OH 45227-1114	216,337	5.98%
K-8

Name and Address	Number of Shares of Class	% of Class

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	188,295	5.21%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	324,111	8.96%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	403,957	11.17%

AB FlexFee International Bond Portfolio

Name and Address	Number of Shares of Class	% of Class

Advisor Class

AllianceBernstein L.P. Attn: Brent Mather-Seed Acct 1 N. Lexington Ave. White Plains, NY 10601-1712	4,503,504	98.89%

AB Income Fund

Name and Address	Number of Shares of Class	% of Class

Class A

Charles Schwab & Co. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1905	8,619,817	25.74%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	3,755,549	11.21%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	3,997,298	11.94%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	3,006,511	8.98%
K-9

Name and Address	Number of Shares of Class	% of Class

UBS WM USA Omni Account M/F Attn: Department Manager Special Custody Account for the Exclusive Benefit of Customer 1000 Harbor Blvd. Weehawken, NJ 07086-6761	2,048,823	6.12%

Class C

JP Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	872,029	7.87%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	731,302	6.60%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	3,543,563	31.97%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	612,906	5.53%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	2,069,339	18.67%

Raymond James Omnibus for Mutual Funds House Account Firm Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	1,091,536	9.85%

UBS WM USA Omni Account M/F Attn: Department Manager Special Custody Account for the Exclusive Benefit of Customer 1000 Harbor Blvd. Weehawken, NJ 07086-6761	899,395	8.11%

K-10

Name and Address	Number of Shares of Class	% of Class

Advisor Class

Charles Schwab & Co. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1905	24,561,719	8.01%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	25,542,860	8.33%

MLPF&S for the Sole Benefit of its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	20,373,791	6.65%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	52,924,341	17.26%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	43,756,672	14.27%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	22,960,879	7.49%

Raymond James Omnibus for Mutual Funds House Account Firm Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	17,348,273	5.66%

UBS WM USA Omni Account M/F Attn: Department Manager Special Custody Account for the Exclusive Benefit of Customer 1000 Harbor Blvd., Weehawken, NJ 07086-6761	35,266,119	11.50%

K-11

AB Intermediate Bond Portfolio

Name and Address	Number of Shares of Class	% of Class

Class A

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	2,864,732	13.82%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	1,872,013	9.03%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	1,486,895	7.17%

Class B

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	7,136	13.05%

Class C

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	71,452	6.11%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	108,732	9.30%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	95,518	8.17%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	95,209	8.14%
K-12

Name and Address	Number of Shares of Class	% of Class

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	195,416	16.71%

UBS WM USA Omni Account M/F Attn: Department Manager l000 Harbor Blvd. Weehawken, NJ 07086-6761	66,017	5.65%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	263,935	22.57%

Advisor Class

First Hope Bank Investment and Trust Division 161 Newton Sparta Rd Newton, NJ 07860-2771	549,736	7.35%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	2,440,687	32.64%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	677,736	9.06%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	595,815	7.97%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	451,743	6.04%

Raymond James Omnibus for Mutual Funds House Account Firm Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	450,813	6.03%

K-13

Name and Address	Number of Shares of Class	% of Class

UBS WM USA Omni Account M/F Attn: Department Manager Special Custody Account for the Exclusive Benefit of Customer 1000 Harbor Blvd. Weehawken, NJ 07086-6761	550,145	7.36%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	872,121	11.66%

Class R

Capital Bank & Trust Co TTEE F River Garden 401K PSP C/O Fascore LLC 8515 E Orchard Rd #2T2 Greenwood Village, CO 80111-5002	37,924	14.32%

First Colonial Family Practice TTEE First Colonial Family Practice 401K c/o Fascore LLC 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	116,889	44.13%

George Maynard TTEE FBO Spencer Research Inc. 401K PSP c/o Fascore LLC 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	34,937	13.19%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	21,209	8.01%

Class K

Ascensus Trust Co. FBO International Integrated Solutions LTD 401(k) Profit Sharing Plan and Trust P.O. Box 10758 Fargo, ND 58106-0758	33,530	5.36%

Ascensus Trust Co. FBO Stepbrand Enterprises 401(k) PS Plan & Trust P.O. Box 10758 Fargo, ND 58106-0758	42,450	6.78%
K-14

Name and Address	Number of Shares of Class	% of Class

Great-West Trust Company LLC TTEE C Minnesota Surgical Associates 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	190,008	30.35%

Great-West Trust Company LLC TTEE C TAP & Affiliates 401(k) 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	113,526	18.14%

Great-West Trust Company LLC TTEE FBO Urology Centers of Alabama P.C. 401K Profit Sharing Retirement Plan 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	42,262	6.75%

Great-West Trust Company LLC TTEE C Varitronics Inc Employees PSP 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	36,149	5.77%

Class I

Ascensus Trust Company FBO Kerns Frost & Pearlman Retirement Plan P.O. Box 10758 Fargo, ND 58106-0758	19,812	7.26%

Charles Schwab & Co. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1905	54,273	19.90%

Mid Atlantic Trust Co FBO Latex Co US East LLC 401 K Profit S 1251 Waterfront Pl Ste 525 Pittsburgh, PA 15222-4228	34,348	12.59%

Nationwide Trust Company FSB c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	159,247	58.38%

Class Z

NFS LLC FEBO FIIOC Agent FBO Qualified Employee Plans (401K) FINOPS-IC Funds 100 Magellan Way# KWIC Covington, KY 41015-1987	43,233	8.04%
K-15

Name and Address	Number of Shares of Class	% of Class

Saxon & Co. FBO VI Omnibus Account VICA P.O. Box 7780-1888 Philadelphia, PA 19182-0001	408,332	75.98%

AB Limited Duration High Income Portfolio

Name and Address	Number of Shares of Class	% of Class

Class A

Charles Schwab & Co. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1905	268,273	14.70%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	113,844	6.24%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	127,173	6.97%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	231,384	12.68%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	232,763	12.75%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	266,661	14.61%

Raymond James Omnibus for Mutual Funds House Account Firm Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	111,084	6.09%

K-16

Name and Address	Number of Shares of Class	% of Class

UBS WM USA Omni Account M/F Attn: Department Manager Special Custody Account for the Exclusive Benefit of Customer 1000 Harbor Blvd. Weehawken, NJ 07086-6761	144,664	7.92%

Class C

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	330,763	15.40%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	804,179	37.45%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	134,453	6.26%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	144,761	6.74%

Raymond James Omnibus for Mutual Funds House Account Firm Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	158,192	7.37%

UBS WM USA Omni Account M/F Attn: Department Manager 1000 Harbor Blvd. Weehawken, NJ 07086-6761	178,343	8.31%

Advisor Class

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	2,381,491	11.03%

K-17

Name and Address	Number of Shares of Class	% of Class

UBS WM USA Omni Account M/F Attn: Department Manager Special Custody Account for the Exclusive Benefit of Customer 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	1,714,791	7.95%

Class R

AllianceBernstein L.P. Attn: Brent Mather-Seed Account 1 N. Lexington Avenue White Plains, NY 10601-1712	1,004	99.98%

Class K

AllianceBernstein L.P. Attn: Brent Mather-Seed Account 1 N. Lexington Avenue White Plains, NY 10601-1712	1,004	99.98%

Class I

AllianceBernstein L.P. Attn: Brent Mather-Seed Account 1 N. Lexington Avenue White Plains, NY 10601-1712	943	99.98%

AB Municipal Bond Inflation Strategy

Name and Address	Number of Shares of Class	% of Class

Class A

Edward D. Jones & Co. For the Benefit of Customers Attn: Terrance Spencer 12555 Manchester Rd. Saint Louis, MO 63131-3729	379,087	5.32%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	516,178	7.24%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	1,833,729	25.71%
K-18

Name and Address	Number of Shares of Class	% of Class

National Financial Services, LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	374,506	5.25%

Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	430,926	6.04%

Wells Fargo Clearing Services, LLC Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	2,168,616	30.41%

Class C

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executne Dr San Diego, CA 92121-3091	57,076	5.06%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr., East, 2nd Floor Jacksonville, FL 32246-6484	73,897	6.55%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	218,978	19.42%

National Financial Services, LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	68,594	6.08%

Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	85,896	7.62%

Raymond James Omnibus for Mutual Funds House Account Firm Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	111,656	9.90%

K-19

Name and Address	Number of Shares of Class	% of Class

UBS WM USA Omni Account M/F Attn: Department Manager Special Custody Account for the Exclusive Benefit of Customer 1000 Harbor Blvd. Weehawken, NJ 07086-6761	70,015	6.21%

Wells Fargo Clearing Services, LLC Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	245,656	21.79%

Advisor Class

Charles Schwab & Co. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1905	2,381,406	11.39%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	2,421,154	11.58%

Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7,858,035	37.60%

Reliance Trust Co. FBO Intrust Non-EB C/R P.O. Box 28004 Atlanta, GA 30358-0004	1,214,347	5.81%

Wells Fargo Clearing Services, LLC Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	1,115,579	5.34%

AB Tax-Aware Fixed Income Portfolio

Name and Address	Number of Shares of Class	% of Class

Class A

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	138,170	25.87%
K-20

Name and Address	Number of Shares of Class	% of Class

RBC Capital Markets, LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Fund Operations Manager 60 S.6th Street, MSC P08 Minneapolis, MN 55402-4413	276,517	51.77%

Class C

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	12,697	16.50%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	58,924	76.57%

National Financial Services, LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	4,332	5.63%

Advisor Class

AllianceBernstein L.P. Attn: Brent Mather-Seed Account 1 N. Lexington Avenue White Plains, NY 10601-1712	902,605	16.00%

Charles Schwab & Co. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1905	1,838,146	32.58%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	572,402	10.15%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	1,414,256	25.07%

K-21

AB CAP FUND, INC.

AB All China Equity Portfolio (as of July 25, 2018)

Name and Address	Number of Shares of Class	% of Class

Class A

AllianceBernstein L.P. Attn: Brett Mather-Seed Account 1 N. Lexington Avenue White Plains, NY 10601-1712	1,002	100%

Advisor Class

AllianceBernstein L.P. Attn: Brett Mather-Seed Account 1 N. Lexington Avenue White Plains, NY 10601-1712	199,002	100%

AB All Market Alternative Return Portfolio

Name and Address	Number of Shares of Class	% of Class

Class A

AllianceBernstein L.P. Attn: Brent Mather-Seed Account 1 N. Lexington Ave. White Plains, NY 10601-1712	1,197	100.00%

Class C

AllianceBernstein L.P. Attn: Brent Mather-Seed Account 1 N. Lexington Ave. White Plains, NY 10601-1712	1,189	100.00%

Advisor Class
AB All Market Total Return 1345 Avenue of the Americas New York, NY 10105-0302	16,158,196	79.10%

AB Conservative Wealth Strategy 1345 Avenue of the Americas New York, NY 10105-0302	2,111,527	10.34%

AllianceBernstein L.P. Attn: Brent Mather-Seed Account 1 N. Lexington Ave. White Plains, NY 10601-1712	2,157,361	10.56%

AB All Market Income Portfolio

Name and Address	Number of Shares of Class	% of Class

Class A

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	46,545	8.17%

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	33,305	5.85%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	32,688	5.74%
K-22

Name and Address	Number of Shares of Class	% of Class

Sanford Bernstein & Co. LLC 1 N. Lexington Ave. White Plains, NY 10601-1712	208,521	36.62%

Sanford Bernstein & Co. LLC 1 N. Lexington Ave. White Plains, NY 10601-1712	215,110	37.77%

Class C

Ascensus Trust Company C/F M.J.M. FBO M.J.M. Coverdell ESA Murrieta, CA 92562-2504	4,244	7.21%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	34,343	58.31%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	4,027	6.84%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	11,169	18.96%

Advisor Class

AllianceBernstein L.P. Attn: Brent Mather-Seed Account 1 N. Lexington Ave. White Plains, NY 10601-1712	983,569	8.55%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	1,234,327	10.73%

SEI Private Trust Co. C/O Heartland Bank Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	1,382,684	12.02%

K-23

AB Concentrated Growth Fund

Name and Address	Number of Shares of Class	% of Class

Class A

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	202,628	27.11%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	96,049	12.85%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	171,024	22.88%

UBS WM USA Omni Account M/F Attn: Department Manager Special Custody Account for the Exclusive Benefit of Customer 1000 Harbor Blvd. Weehawken, NJ 07086-6761	71,947	9.63%

Class C

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	84,268	15.91%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	274,209	51.78%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	29,044	5.48%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052

K-24

Name and Address	Number of Shares of Class	% of Class

UBS WM USA Omni Account M/F Attn: Department Manager SPEC CDY A/C EBOC UBSFSI 1000 Harbor Boulevard, 5th Floor Weehawken, NJ 07086-6761	26,983	5.10%

Advisor Class

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	1,622,235	15.63%

Class K

Great-West Trust Company, LLC TTEE FBO Certified Services LLC 401(K) Retirement Savings Plan 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	1,681	10.64%

Great-West Trust Company, LLC TTEE FBO Innovim LLC 401(K) Profit Sharing Plan 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	1,046	6.62%

Great-West Trust Company, LLC TTEE FBO Philadelphia Eye Associates LTD 401(K) Profit Sharing Plan 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	1,049	6.64%

Great-West Trust Company, LLC TTEE FBO Sterling Ruby Studio Inc. Profit Sharing Plan & Trust 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	4,178	26.44%

Great-West Trust Company, LLC TTEE FBO Varda Holdings LLC 401K Profit Sharing Plan 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	834	5.28%

P./G./E. K. FBO Kunhardt Films LLC Incentive 48 Wheeler Ave Pleasantville, NY 10570-3046	6,115	38.70%

K-25

Name and Address	Number of Shares of Class	% of Class

Class I

AllianceBernstein L.P. Attn: Brent Mather-Seed Account 1 N. Lexington Avenue White Plains, NY 10601-1712	406	64.01%

Mid Atlantic Trust Co FBO Platinum CFO Group Ltd 401K Profit 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	225	35.38%

Class Z

TD Ameritrade FBO Voya Institutional Trust Company as Cust. PSP for Employee of AllianceBernstein L.P. FBO Bertand Ginsberg Beverly Hills, CA 90212-3662	19,109	84.38%

TD Ameritrade FBO Voya Institutional Trust Company as Cust. PSP for Employee of AllianceBernstein L.P. FBO Darren Menaker 1999 Avenue of the Stars, 21st Floor Los Angeles, CA 90067-6059	2,790	12.32%

AB Concentrated International Growth Portfolio

Name and Address	Number of Shares of Class	% of Class

Class A

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	7,139	27.65%

M.A.N. TOD/DE Franklin, MA 02038-5216	1,692	6.55%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	3,199	12.39%

K.C.S. & C.S. JT TEN TOD/DE Marietta, GA 30062-4813	2,629	10.18%

K-26

Name and Address	Number of Shares of Class	% of Class

Sixth Avenue Baptist Church 1101 Martin Luther King Jr. Drive SW Birmingham, AL 35211-2895	3,385	13.11%

M.P.T. San Clemente, CA 92673-3523	1,987	7.70%

Class C

AllianceBernstein L.P. Attn: Brent Mather-Seed Account 1 N. Lexington Avenue White Plains, NY 10601-1712	1,000	6.63%

R.J.B. & S.M.B. TENCOM Bowling Green, OH 43402-9589	4,095	27.15%

Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	988	6.55%

A.K. & A.K. JTWROS Roseville, MN 55113-4462	1,427	9.46%

Pershing LLC P.O. Box 2052 Jersey City, NY 07303-2052	7,574	50.21%

Advisor Class

SEI Private Trust Co. c/o Dubuque Bank 1 Freedom Valley Drive Oaks, PA 19456-9989	3,587,575	92.35%

AB Emerging Markets Core Portfolio

Name and Address	Number of Shares of Class	% of Class

Class A

AllianceBernstein L.P. Attn: Brent Mather-Seed Account 1 N. Lexington Avenue White Plains, NY 10601-1712	1,017	100.00%

K-27

Name and Address	Number of Shares of Class	% of Class

Class C

AllianceBernstein L.P. Attn: Brent Mather-Seed Account 1 N. Lexington Avenue White Plains, NY 10601-1712	1,007	100.00%

Advisor Class

AllianceBernstein L.P. Attn: Brent Mather-Seed Account 1 N. Lexington Avenue White Plains, NY 10601-1712	428,598	100.00%

AB Emerging Markets Multi-Asset Portfolio

Name and Address	Number of Shares of Class	% of Class

Class A

Charles Schwab & Co. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1905	330,781	30.53%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	71,552	6.60%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	79,990	7.38%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	55,198	5.09%

Sanford Bernstein & Co LLC 1 N. Lexington Ave. White Plains, NY 10601-1712	79,460	7.33%

K-28

Name and Address	Number of Shares of Class	% of Class

Class C

Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	163,883	58.18%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	22,689	8.06%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	25,291	8.98%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	23,831	8.46%

Raymond James Omnibus for Mutual Funds House Acct. Firm Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	14,590	5.18%

Advisor Class

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	923,118	7.22%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	1,703,571	13.33%

Raymond James Omnibus for Mutual Funds House Acct Firm Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	2,170,225	16.98%

K-29

Name and Address	Number of Shares of Class	% of Class

Class R

Ascensus Trust Company FBO James Frank Companies 401K PS Plan P.O. Box 10577 Fargo, ND 58106-0577	17,224	48.52%

Ascensus Trust Company FBO Valley Eye Specialists PS Plan P.O. Box 10758 Fargo, ND 58106-0758	8,176	23.03%

FIIOC FBO Metz Wood Harder, Inc. 401k Profit Sharing Plan 100 Magellan Way (KW1C) Covington, KY 41015-1987	1,944	5.48%

Matrix Trust Company Cust. FBO ETC Companies LLC 717 17th St., Suite 1300 Denver, CO 80202-3304	3,555	10.01%

Class K

Ascensus Trust Company FBO Kinghorn Insurance Agency of Beaufort P.O. Box 10758 Fargo, ND 58106-0758	5,523	15.71%

Ascensus Trust Company FBO Lawrence P. Lotzof DDS APC Retirement Savings 401K Plan P.O. Box 10758 Fargo, ND 58106-0758	9,253	26.32%

Great-West Trust Company LLC TTEE Cust. FBO Sterling Ruby Studio Inc. Profit Sharing Plan & Trust 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	3,413	9.71%

Great-West Trust Company LLC TTEE C Stoner Albright & Company Retirement Plan 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	10,175	28.95%

K-30

Name and Address	Number of Shares of Class	% of Class

Class I

AllianceBernstein L.P. Attn: Brent Mather-Seed Acct 1 N. Lexington Ave. White Plains, NY 10601-1712	1,032	5.82%

TD Ameritrade FBO Voya Institutional Trust Company PSP For Emp of AllianceBernstein L.P. FBO William Marsalise Syosset, NY 11791-1213	13,788	77.79%

TD Ameritrade FBO Voya Institutional Trust Company PSP For Emp of AllianceBernstein L.P. FBO Benjamin M. Stein New York, NY 10031-5303	1,083	6.11%

Nationwide Trust Co FSB c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-20	1,311	7.40%

Class Z

AllianceBernstein L.P. Attn: Brent Mather-Seed Account 1 N. Lexington Avenue White Plains, NY 10601-1712	1,019	99.97%

AB Wealth Appreciation Strategy APPVM 1345 Avenue of the Americas New York, NY 10105-0302	1,159,544	18.92%

SCB Overlay A Portfolio DAAADA 1345 Avenue of the Americas New York, NY 10105-0302	1,366,308	22.29%

SCB Tax-Aware Overlay A Portfolio DAATADA 1345 Avenue of the Americas New York, NY 10105-0302	2,847,947	46.46%

AB Tax-Managed Wealth Appreciation TMAPPRA 1345 Avenue of the Americas New York, NY 10105-0302	609,624	9.95%

K-31

AB FlexFee Core Opportunities Portfolio

Name and Address	Number of Shares of Class	% of Class

Advisor Class

AllianceBernstein L.P. Attn: Brent Mather-Seed Acct 1 N. Lexington Ave. White Plains, NY 10601-1712	100,000	100.00%

AB FlexFee Emerging Markets Growth Portfolio

Name and Address	Number of Shares of Class	% of Class

Advisor Class

AllianceBernstein L.P. Attn: Brent Mather-Seed Acct 1 N. Lexington Ave. White Plains, NY 10601-1712	498,000	99.95%

AB FlexFee International Strategic Core Portfolio

Name and Address	Number of Shares of Class	% of Class

Advisor Class

AllianceBernstein L.P. Attn: Brent Mather-Seed Acct 1 N. Lexington Ave. White Plains, NY 10601-1712	300,000	100.00%

AB FlexFee Large Cap Growth Portfolio

Name and Address	Number of Shares of Class	% of Class

Advisor Class

AllianceBernstein L.P. Attn: Brent Mather-Seed Acct 1 N. Lexington Ave. White Plains, NY 10601-1712	2,164,517	32.46%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	3,318,741	49.76%

Pershing LLC P.O. Box 2051 Jersey City, NJ 07303-2052	689,645	10.34%

K-32

AB FlexFee US Thematic Portfolio

Name and Address	Number of Shares of Class	% of Class

Advisor Class

AllianceBernstein L.P. Attn: Brent Mather-Seed Acct 1 N. Lexington Ave. White Plains, NY 10601-1712	3,504,187	79.55%

Charles Schwab & Co. FBO Customers Attn: Mutual Fund Operations 211 Main St. San Francisco, CA 94105-1905	588,984	13.37%

AB Global Core Equity Portfolio

Name and Address	Number of Shares of Class	% of Class

Class A

Ascensus Trust Co. FBO The Northern Fish Products Inc. 401K PSP P.O. Box 10758 Fargo, ND 58106-0758	58,333	5.58%

Great-West Trust Company LLC TTEE FBO EYE Associates of Tallahassee PA Profit Sharing 401K 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	61,098	5.85%

Great-West Trust Company LLC TTEE F Social Studies School Service 401K 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	240,492	23.01%

Sanford Bernstein & Co. LLC One North Lexington Avenue White Plains, NY 10601-1712	304,332	29.12%

Class C

AllianceBernstein L.P. Attn: Brent Mather-Seed Account 1 N. Lexington Avenue White Plains, NY 10601-1712	1,000	7.23%

Ascensus Trust Company C/F T.H.Y. IRA Porter Ranch, CA 91326-4035	835	6.04%
K-33

Name and Address	Number of Shares of Class	% of Class

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	4,255	30.78%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5,846	42.29%

Raymond James Omnibus for Mutual Funds House Acct. Firm Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	1,730	12.51%

Advisor Class

Sanford Bernstein & Co. LLC One North Lexington Avenue White Plains, NY 10601-1712	2,043,481	5.44%

AB International Strategic Core Portfolio

Name and Address	Number of Shares of Class	% of Class

Class A

Ascensus Trust Company Bare & Swett Agency Inc. NDFI Christopher L. McClung Eureka Springs, AR 72631-9102	3,832	10.02%

Ascensus Trust Company Pope Insurance C.L.P. Englewood, FL 34223-2869	10,284	26.89%

B. W. & G.W. JTWROS TOD/DE South Pasadena, CA 91030-4718	12,235	31.99%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	2,447	6.40%
K-34

Name and Address	Number of Shares of Class	% of Class

Class C

AllianceBernstein L.P. Attn: Brent Mather-Seed Account 1 N. Lexington Avenue White Plains, NY 10601-1712	1,000	10.09%

A.K. & A.K. JTWROS Roseville, MN 55113-4462	1,087	10.97%

Ascensus Trust Company C/F E.G.D. IRA Rollover Southport, NC 28461-8518	889	8.97%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	6,425	64.83%

AB Multi-Manger Select Retirement Allocation Fund

Name and Address	Number of Shares of Class	% of Class

Class A

Ascensus Trust Company C/F J.D.R. IRA Rollover Philadelphia, TN 37846-3353	3,041	6.76%

Edward D. Jones & Co. For the Benefit of Customers Attn: Terrance Spencer 12555 Manchester Rd. Saint Louis, MO 63131-3729	8,395	18.68%

Great-West Trust Company LLC TTEE F Northwest Research Inc. 401K 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	7,465	16.61%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	14,733	32.78%

Wells Fargo Clearing Services, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	8,183	18.20%

K-35

Name and Address	Number of Shares of Class	% of Class

Class C

AllianceBernstein L.P. Attn: Brent Mather-Seed Account 1 N. Lexington Ave. White Plains, NY 10601-1712	1,000	8.25%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	2,232	18.41%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8,886	73.29%

Advisor Class

AllianceBernstein L.P. Attn: Brent Mather-Seed Account 1 N. Lexington Ave. White Plains, NY 10601-1712	1,000	36.40%

Ascensus Trust Company C/F D.G. IRA Rollover Pembroke Pines, FL 33027-2025	958	34.89%

State Street Bank and Trust as TTEE and/or Cust. FBO ADP Access Product 1 Lincoln St. Boston, MA 02111-2901	788	28.67%

Class R

Matrix Trust Company Cust. FBO The Rider Weiner & Frankel PC 717 17th St., Ste. 1300 Denver, CO 80202-3304	37,222	96.93%

Class K

Great-West Trust Company LLC TTEE F Gerber Trade Finance Inc. 401(K) 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	60,315	5.81%

Great-West Trust Company LLC TTEE FBO Northside Radiology Associates PC 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	192,528	18.55%

K-36

Name and Address	Number of Shares of Class	% of Class

Great-West Trust Company LLC TTEE FBO Tech Quip Inc 401k 8515 East Orchard Road, # 2T2 Greenwood Village, CO 80111-5002	110,020	10.60%

Great-West Trust Company LLC TTEE C Digestive Healthcare of Georgia PC 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	164,455	15.85%

Great-West Trust Company LLC TTEE F North Suburban Pediatrics 401K 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	118,565	11.42%

Class I

AllianceBernstein L.P. Attn: Brent Mather-Seed Account 1 N. Lexington Ave. White Plains, NY 10601-1712	1,100	94.88%

Class Z

AllianceBernstein L.P. Attn: Brent Mather-Seed Account 1 N. Lexington Ave. White Plains, NY 10601-1712	1,014	98.61%

AB Multi-Manager Select 2010 Fund

Name and Address	Number of Shares of Class	% of Class

Class A

A.L. Cust. FBO A.L. Under-PA UTMA Abbottstown, PA 17301-9576	2,572	6.92%

A.L. Cust. FBO A.L. Under-PA UTMA Abbottstown, PA 17301-9576	3,163	8.51%

Ascensus Trust Company FBO Power Brake Exchange, Inc. 401(K) P P.O. Box 10758 Fargo, ND 58106-0758	3,319	8.93%

K-37

Name and Address	Number of Shares of Class	% of Class

Edward D. Jones & Co. For the Benefit of Customers Attn: Terrance Spencer 12555 Manchester Road Saint Louis, MO 63131-3729	3,171	8.53%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	13,034	35.06%

M.E.E. TOD/DE Easton, PA 18045-5325	5,451	14.66%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	2,399	6.45%

Class C

Ascensus Trust Company C/F J.C.E. IRA Apache Junction, AZ 85119-6424	1,832	16.89%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	5,266	48.53%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	3,522	32.46%

Advisor Class

Ascensus Trust Company C/F G.E. IRA Brooklyn, NY 11234-4210	54,759	78.12%

Giaquinta Irrevocable Living Trust DTD 12/27/06 G.G. as Grantor J.G. TTEE Staten Island, NY 10306-3619	13,279	18.94%

Class R

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	14,510	42.16%
K-38

Name and Address	Number of Shares of Class	% of Class

Mid Atlantic Trust Company FBO Vargo Physical Therapy 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	3,284	9.54%

Voya Retirement Insurance and Annuity Co. Qualified Plan 1 Orange Way, #B3N Windsor, CT 06095-4773	16,607	48.25%

Class K

Great-West Trust Company LLC TTEE FBO Hunt Design Associates Inc. 401K and Profit Sharing Plan 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	101,014	6.39%

Great-West Trust Company LLC TTEE FBO The Macinnis Company Savings Plan 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	133,458	8.45%

Great-West Trust Company LLC TTEE FBO Urology Centers of Alabama PC 401(K) Profit Sharing Retirement Plan 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	396,392	25.09%

Class I

AllianceBernstein L.P. Attn: Brent Mather-Seed Account 1 N. Lexington Ave. White Plains, NY 10601-1712	1,100	17.81%

Matrix Trust Company Cust. FBO Fig Partners, LLC Employee Savings T 717 17th St., Ste. 1300 Denver, CO 80202-3304	4,751	76.91%

Mid Atlantic Trust Co FBO S.J.S. 401k PS 1251 Waterfront Pl., Ste. 525 Pittsburgh, Pa 15222-4228	319	5.16%

Class Z

AllianceBernstein L.P. Attn: Brent Mather-Seed Account 1 N. Lexington Ave. White Plains, NY 10601-1712	1,020	98.71%

K-39

AB Multi-Manager Select 2015 Fund

Name and Address	Number of Shares of Class	% of Class

Class A

Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn: Mutual Fund 211 Main St. San Francisco, CA 94105-1905	52,500	30.09%

Edward D. Jones & Co. For the Benefit of Customers Attn: Terrance Spencer 12555 Manchester Rd. Saint Louis, MO 63131-3729	17,039	9.77%

Matrix Trust Company Cust. FBO Perry, Crabb & Associates, Inc. 401 717 17th St., Ste. 1300 Denver, CO 80202-3304	16,690	9.57%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	16,578	9.50%

Class C

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	46,037	86.23%

Advisor Class

AllianceBernstein L.P. Attn: Brent Mather-Seed Account 1 N. Lexington Ave. White Plains, NY 10601-1712	1,004	15.81%

P.H.E. & D.A.E. Tenant in Entirety Summit, NJ 07901-3026	5,340	84.09%

Class R

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr., E. Fl. 2 Jacksonville FL 32246-6484	2,473	9.73%

K-40

Name and Address	Number of Shares of Class	% of Class

Voya Retirement Insurance and Annuity Co. Qualified Plan 1 Orange Way, #B3N Windsor, CT 06095-4773	20,855	82.08%

Class K

Great-West Trust Company LLC TTEE FBO Hersh, Mannis & Bogen LLP 401K Plan and Trust I 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	234,439	6.03%

Great-West Trust Company LLC TTEE F Keane & Beane PC 401(K) Retirement Plan 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	218,557	5.62%

Class I

AllianceBernstein L.P. Attn: Brent Mather-Seed Account 1 N. Lexington Ave. White Plains, NY 10601-1712	1,100	7.63%

Reliance Trust Co FBO MassMutual Registered Product P.O. Box 28004 Atlanta GA 30358-0004	13,137	91.14%

Class Z

AllianceBernstein L.P. Attn: Brent Mather-Seed Account 1 N. Lexington Ave. White Plains, NY 10601-1712	1,021	89.10%

Mid Atlantic Trust Co FBO Supreme Group Inc 401K Plan 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	108	9.44%

K-41

AB Multi-Manager Select 2020 Fund

Name and Address	Number of Shares of Class	% of Class

Class A

Ascensus Trust Company FBO Belt Valley Bank 401K P.O. Box 10758 Fargo, ND 58106-0758	43,978	9.79%

Charles Schwab & Co. Inc. Special Custody Acct. FBO Customers Attn: Mutual Fund 211 Main Street San Francisco, CA 94105-1905	23,095	5.14%

Matrix Trust Company Cust. FBO Perry, Crabb & Associates, Inc. 401 717 17th St., Ste. 1300 Denver, CO 80202-3304	42,256	9.41%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	62,961	14.02%

Class C

Ascensus Trust Company C/F A.K. Dec'd IRA FBO E.K..H. Hampstead London, England NW31RT	8,774	7.66%

Ascensus Trust Company C/F E. C.S. IRA North Middletown, NJ 07748-5175	12,707	11.10%

Ascensus Trust Company C/F J.S. Roth IRA New City, NY 10956-3222	8,628	7.54%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	24,225	21.16%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. Washington Blvd., 4th Floor 499 Jersey City, NJ 07310	6,894	6.02%

K-42

Name and Address	Number of Shares of Class	% of Class

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	30,386	26.54%

Advisor Class

Ascensus Trust Company C/F FBO M.B. Roth Conversion Allen, TX 75002-4825	1,088	5.36%

Ascensus Trust Company C/F S.R.M. IRA San Antonio, TX 78223-2047	3,318	16.33%

Mid Atlantic Trust Company FBO S.B. 401(K) Profit Sharing 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	1,542	7.59

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	11,249	55.37%

State Street Bank and Trust as TTEE and/or Cust. FBO ADP Access Product 1 Lincoln St. Boston, MA 02111-2901	2,675	13.17%

Class R

Ascensus Trust Company FBO Accurate Intercom 401K PS Plan 699 P.O. Box 10758 Fargo, ND 58106-0758	51,977	20.12%

Matrix Trust Company Cust. FBO The Rider Weiner & Frankel PC 717 17th St., Ste. 1300 Denver, CO 80202-3304	54,528	21.11%

Voya Retirement Insurance and Annuity Co. Qualified Plan 1 Orange Way, #B3N Windsor, CT 06095-4773	133,233	51.57%

Class I

AllianceBernstein L.P. Attn: Brent Mather-Seed Account 1 N. Lexington Ave. White Plains, NY 10601-1712	1,100	25.20%

K-43

Name and Address	Number of Shares of Class	% of Class

Reliance Trust Co FBO MassMutual Registered Product P.O. Box 28004 Atlanta, GA 30358-0004	2,543	58.25%

Class Z

AllianceBernstein L.P. Attn: Brent Mather-Seed Account 1 N. Lexington Ave. White Plains, NY 10601-1712	1,025	7.23%

Mid Atlantic Trust Co FBO Supreme Group Inc 401K Plan 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	13,152	92.68%

AB Multi-Manager Select 2025 Fund

Name and Address	Number of Shares of Class	% of Class

Class A

Ascensus Trust Company W K Webster Ltd. S.S. Brooklyn, NY 11215-1528	29,307	6.17%

Great-West Trust Company LLC TTEE F Northwest Research Inc. 401K 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	34,107	7.19%

Matrix Trust Company Cust. FBO Perry, Crabb & Associates, Inc. 401 717 17th St., Ste. 1300 Denver, CO 80202-3304	53,010	11.17%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	67,767	14.28%

Class C

Ascensus Trust Company C/F B.T.G. Roth IRA Juneau, AK 99801-8415	4,051	6.51%

Ascensus Trust Company C/F M.W. Roth IRA Franklin Park, NJ 08823-1775	3,555	5.71%

Edward D. Jones & Co. For the Benefit of Customers Attn: Terrance Spencer 12555 Manchester Rd. Saint Louis, MO 63131-3729	6,691	10.75%

K-44

Name and Address	Number of Shares of Class	% of Class

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	13,692	22.00%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	19,942	32.05%

Advisor Class

Ascensus Trust Company C/F J.M.J. IRA R/O Bayside, NY 11364-1340	15,104	16.08%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	44,480	47.35%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	16,904	18.00%

State Street Bank and Trust as TTEE and/or Cust. FBO ADP Access Product 1 Lincoln St. Boston, MA 02111-2901	7,487	7.97%

Class R

Matrix Trust Company Cust. The Rider Weiner & Frankel PC 717 17th St., Ste. 1300 Denver, CO 80202-3304	59,984	25.81%

Mid Atlantic Trust Company FBO Vargo Physical Therapy 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	50,719	21.82%

Voya Retirement Insurance and Annuity Co. Qualified Plan 1 Orange Way, #B3N Windsor, CT 06095-4773	114,729	49.36%

Class K

Great-West Trust Company LLC TTEE C Digestive Healthcare of Georgia PC 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	790,386	6.38%

K-45

Name and Address	Number of Shares of Class	% of Class

Class I

Reliance Trust Co FBO MassMutual Registered Product P.O. Box 28004 Atlanta, GA 30358-0004	66,364	91.64%

Class Z

AllianceBernstein L.P. Attn: Brent Mather-Seed Account 1 N. Lexington Ave. White Plains, NY 10601-1712	1,029	10.58%

Mid Atlantic Trust Co. FBO Derecktor Maine, LLC 401(K) Profit 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	2,434	25.04%

Mid Atlantic Trust Co. FBO Supreme Group Inc. 401(K) Plan 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	6,243	64.22%

AB Multi-Manager Select 2030 Fund

Name and Address	Number of Shares of Class	% of Class

Class A

Ascensus Trust Company Kirsch Dental LLC Simple IRA J.A.K. Frankfort, IL 60423-9712	33,747	5.18%

Ascensus Trust Company Kirsch Dental LLC Simple IRA M.E.K. Frankfort, IL 60423-9712	40,505	6.22%

Charles Schwab & Company Inc. Special Custody Account FBO Customers Attn: Mutual Fund 211 Main St. San Francisco, CA 94105-1905	38,809	5.96%

JP Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Ctr Brooklyn, NY 11245-0001	45,759	7.03%

Matrix Trust Company Cust. FBO Perry, Crabb & Associates, Inc. 401 717 17th St., Ste. 1300 Denver, CO 80202-3304	52,437	8.05%

K-46

Name and Address	Number of Shares of Class	% of Class

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	95,062	14.59%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	37,498	5.76%

Class C

Mid Atlantic Trust Company FBO AFSCME DC47 Health & Welfare Retirement 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	16,221	15.97%

Mid Atlantic Trust Company FBO Retirement Savings Plan of AFSCME D 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	24,362	23.99%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	33,450	32.94%

Advisor Class

Ascensus Trust Company FBO K.K.B. 401(K) Plan 685 P.O. Box 10758 Fargo, ND 58106-0758	31,524	35.78%

E.D.W. & G.I.W. JTWROS c/o Sullivan & Cromwell LLP 125 Broad St. New York, NY 10004-2400	10,818	12.28%

Great-West Trust Company LLC FBO Employee Benefits Clients 401(K) 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	17,331	19.67%

P.H.E. & D.A.E. Tenant in Entirety Summit, NJ 07901-3026	14,535	16.50%

Class R

Matrix Trust Company Cust. FBO The Rider Weiner & Frankel PC 717 17th St., Ste. 1300 Denver, CO 80202-3304	67,856	43.34%

K-47

Name and Address	Number of Shares of Class	% of Class

Mid Atlantic Trust Company FBO FBO Vargo Physical Therapy 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	28,101	17.95%

Voya Retirement Insurance and Annuity Co. Qualified Plan 1 Orange Way, #B3N Windsor, CT 06095-4773	50,106	32.00%

Class I

Matrix Trust Company Cust. FBO Fig Partners, LLC Employee Savings T 717 17th St., Ste. 1300 Denver, CO 80202-3304	27,557	17.92%

Reliance Trust Co. FBO MassMutual Registered Product P.O. Box 28004 Atlanta, GA 30358-0004	124,450	81.14%

Class Z

AllianceBernstein L.P. Attn: Brent Mather-Seed Account 1 N. Lexington Ave. White Plains, NY 10601-1712	1,033	12.15%

Mid Atlantic Trust Co FBO Derecktor Maine, LLC 401(K) Profit 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	931	10.95%

Mid Atlantic Trust Co FBO Supreme Group Inc. 401(K) Plan 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	6,054	71.19%

AB Multi-Manager Select 2035 Fund

Name and Address	Number of Shares of Class	% of Class

Class A

Ascensus Trust Company Octane Design T.C.D., Jr. Royal Oak, MI 48067-1157	31,470	7.06%

Ascensus Trust Company Octane Design W.F.B. Ferndale, MI 48220-1273	26,318	5.90%

K-48

Name and Address	Number of Shares of Class	% of Class

Charles Schwab & Company Inc. Special Custody Account FBO Customers Attn: Mutual Fund 211 Main St. San Francisco, CA 94105-1905	22,705	5.09%

Great-West Trust Company LLC TTEE F Northwest Research Inc. 401K 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	47,977	10.76%

Matrix Trust Company Cust. FBO Perry, Crabb & Associates, Inc. 401 717 17th St., Ste. 1300 Denver, CO 80202-3304	22,510	5.05%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	42,101	9.44%

Class C

Ascensus Trust Company C/F D.L.R. Roth IRA Hatfield, PA 19440-3010	7,564	13.95%

Ascensus Trust Company C/F R.G.B. SEP IRA Loveland, OH 45140-8100	2,826	5.21%

Ascensus Trust Company FBO N.G. Roth IRA Winter Haven, FL 33880-1826	6,911	12.75%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	9,466	17.46%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	12,665	23.37%

Advisor Class

Ascensus Trust Company C/F R.G.D. IRA New York, NY 10025-6240	14,945	40.25%

E.D.W. & G.I.W. JTWROS c/o Sullivan & Cromwell LLP 125 Broad St. New York, NY 10004	10,724	28.88%

K-49

Name and Address	Number of Shares of Class	% of Class

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	4,670	12.58%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	3,672	9.89%

Class R

Mid Atlantic Trust Company FBO Vargo Physical Therapy 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	17,628	17.05%

National Financial Services LLC 499 Washington Blvd Jersey City NJ 07310-1995	22,791	22.05%

Voya Retirement Insurance and Annuity Co. Qualified Plan 1 Orange Way, #B3N Windsor, CT 06095-4773	51,847	50.16%

Class I

Matrix Trust Company Cust. FBO Fig Partners, LLC Employee Savings T 717 17th St., Ste. 1300 Denver, CO 80202-3304	10,328	43.04%

Mid Atlantic Trust Co FBO Kappel Mortgage Group Inc 401k PR 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	4,904	20.44%

Reliance Trust Co FBO MassMutual Registered Product P.O. Box 28004 Atlanta, GA 30358-0004	5,294	22.06%

Class Z

AllianceBernstein L.P. Attn: Brent Mather-Seed Account 1 N. Lexington Ave. White Plains, NY 10601-1712	1,037	35.10%

K-50

Name and Address	Number of Shares of Class	% of Class

Mid Atlantic Trust Company FBO Baskin Aesthetic Medicine LLC 401(K) 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	1,210	40.96%

Mid Atlantic Trust Co. FBO Supreme Group Inc. 401(K) Profit 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	634	21.48%

AB Multi-Manager Select 2040 Fund

Class A

Ascensus Trust Company Teagle Optometry Glendale, LLC D.E.T. Valencia, CA 91355-2828	42,713	13.07%

Great-West Trust Company LLC TTEE F Northwest Research Inc. 401K 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	46,744	14.30%

Pershing LLC PO Box 2052 Jersey City NJ 07303-2052	16,535	5.06%

Reliance Trust Company FBO Wenco P.O. Box 28004 Atlanta, GA 30358-0004	21,438	6.56%

Class C

Ascensus Trust Company Teagle Optometry Glendale, LLC I.M. Los Angeles, CA 90006-4524	3,289	7.59%

Mid Atlantic Trust Co. FBO IT Data Inc. 401(K) 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	9,335	21.54%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	15,497	35.76%

Stifel Nicolaus & Co. Inc. J.C.T. 501 N. Broadway, Fl. 8 Saint Louis, MO 63102-2137	2,964	6.84%

K-51

Name and Address	Number of Shares of Class	% of Class

Advisor Class

Ascensus Trust Company B.P.H. Roth Conversion Villa Park, CA 92861-2647	6,950	15.99%

Ascensus Trust Company C/F L.R.C. IRA Rollover Account Holmdel, NJ 07733-1414	3,693	8.49%

Ascensus Trust Company C/F M.H.D. Roth IRA Amarillo, TX 79109-2305	12,350	28.40%

Mid Atlantic Trust Company FBO S.B. 401(K) Profit Sharing 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	4,414	10.15%

RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Fund Operations Manager 60 S. 6th St., MSC P08 Minneapolis, MN 55402-4413	4,651	10.70%

State Street Bank and Trust as TTEE and/or Cust. FBO ADP Access Product 1 Lincoln St. Boston, MA 02111-2901	3,546	8.15%

Vallee & Co. FBO VA c/o BMO Harris Bank NA Attn: MF 480 Pilgrim Way, Suite 1000 Green Bay, WI 54304-5280	2,239	5.15%

Class R

Ascensus Trust Company FBO Canterra Homes 401k Profit Sharing Plan P.O. Box 10758 Fargo, ND 58106-0758	19,989	18.37%

Mid Atlantic Trust Company FBO Vargo Physical Therapy 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	9,993	9.19%

K-52

Name and Address	Number of Shares of Class	% of Class

Mid Atlantic Trust Co FBO Vicente Consulting LLC 401K Profit 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	31,070	28.56%

Voya Retirement Insurance and Annuity Co. Qualified Plan 1 Orange Way, #B3N Windsor, CT 06095-4773	30,899	28.40%

Class I

Matrix Trust Company Cust. FBO Fig Partners, LLC Employee Savings 717 17th St., Ste. 1300 Denver, CO 80202-3304	19,280	63.62%

Reliance Trust Co FBO MassMutual Registered Product P.O. Box 28004 Atlanta, GA 30358-0004	8,324	27.47%

Class Z

TD Ameritrade FBO Voya Institutional Trust Company as Cust. PSP for Employee of AllianceBernstein L.P. FBO D.J.L. Port Washington, NY 11050-3328	54,677	97.03%

AB Multi-Manager Select 2045 Fund

Class A

Great-West Trust Company LLC TTEE F Northwest Research Inc. 401K 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	96,586	37.28%

Class C

Ascensus Trust Company C/F L.J.B. IRA Rollover 52 Crescent Rd. Madison, NJ 07940-2565	2,968	15.40%

Ascensus Trust Company C/F P.B. Dec'd FBO L.J.B. IRA Madison, NJ 07940-2565	4,864	25.24%

K-53

Name and Address	Number of Shares of Class	% of Class

Ascensus Trust Company Fischer Technical Company J.M.G. Bartlett, IL 60103-2314	3,225	16.74%

Ascensus Trust Company TPG Tax & Accounting NDFI N.R.N. 11429 E. Prairie Ave. Mesa, AZ 85212-1953	1,820	9.44%

Mid Atlantic Trust Company FBO AFSCME DC47 Health & Welfare Retirement 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	1,265	6.56%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	1,918	9.95%

Advisor Class

AllianceBernstein L.P. Attn: Brent Mather-Seed Account 1 N. Lexington Ave. White Plains, NY 10601-1712	1,020	27.92%

Edward D. Jones & Co. For the Benefit of Customers Attn: Terrance Spencer 12555 Manchester Rd. Saint Louis, MO 63131-3729	1,204	32.96%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	316	8.64%

T.J.R. TOD/DE Allen, TX 75002-4825	476	13.04%

State Street Bank and Trust as TTEE and/or Cust. FBO ADP Access Product 1 Lincoln St. Boston, MA 02111-2901	631	17.26%

Class R

Mid Atlantic Trust Company FBO Contemporary Staffing Solutions Inc. 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	1,666	5.75%

K-54

Name and Address	Number of Shares of Class	% of Class

Mid Atlantic Trust Company FBO Vargo Physical Therapy 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	4,357	15.04%

Mid Atlantic Trust Company FBO Vicente Consulting LLC 401K PROFIT 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	7,251	25.03%

Voya Retirement Insurance and Annuity Co. Qualified Plan 1 Orange Way, #B3N Windsor, CT 06095-4773	13,245	45.72%

Class K

Great-West Trust Company LLC TTEE C Mantell & Prince PC 401K PCP PCP c/o Fascore LLC 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	270,638	5.46%

Class I

Matrix Trust Company Cust. FBO Fig Partners, LLC Employee Savings T 717 17th St., Ste. 1300 Denver, CO 80202-3304	9,621	38.76%

Mid Atlantic Trust Company FBO Kappel Mortgage Group Inc. 401K PR 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	3,285	13.23%

Reliance Trust Company FBO MassMutual Registered Product P.O. Box 28004 Atlanta, GA 30358-0004	10,460	42.14%

Class Z

Mid Atlantic Trust Company FBO Supreme Group Inc. 401K Plan 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	1,958	5.47%

TD Ameritrade FBO Voya Institutional Trust Company Cust. PSP for Employee of AllianceBernstein L.P. FBO C.H.N. Berkeley Heights, NJ 07922-2642	33,112	92.51%

K-55

AB Multi-Manager Select 2050 Fund

Name and Address	Number of Shares of Class	% of Class

Class A

Ascensus Trust Company GCT Simple Retirement Plan M.R.A. Alvin, TX 77511-1665	12,113	13.63%

Great-West Trust Company LLC TTEE F Northwest Research Inc. 401K 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	9,570	10.77%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	23,512	26.45%

Class C

AllianceBernstein L.P. Attn: Brent Mather-Seed Account 1 N. Lexington Ave. White Plains, NY 10601-1712	1,020	18.96%

Ascensus Trust Company Illinois Mechanical Sales LLC NDFI J.W.V. 244 Circlegate Rd. New Lenox, IL 60451	355	6.60%

Ascensus Trust Company C/F Taylorville Memorial Hospital FBO S.R.D. Taylorville, IL 62568-9601	892	16.57%

Mid Atlantic Trust Company IT Data Inc. 401(K) 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	2,173	40.37%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	553	10.27%

Advisor Class

AllianceBernstein L.P. Attn: Brent Mather-Seed Account 1 N. Lexington Ave. White Plains, NY 10601-1712	1,021	5.15%

Ascensus Trust Company C/F M.V.J. Roth IRA New York, NY 10025-6347	3,190	16.10%

K-56

Name and Address	Number of Shares of Class	% of Class

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	4,237	21.39%

State Street Bank and Trust as TTEE and/or Cust. FBO ADP Access Product 1 Lincoln St. Boston, MA 02111-2901	9,832	49.65%

Class R

Mid Atlantic Trust Company FBO Vicente Consulting LLC 401K PROFIT 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	6,214	13.58%

Mid Atlantic Trust Company FBO Jack Maxton Chevrolet 401K Plan 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	22,901	50.56%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	2,699	5.90%

Voya Retirement Insurance and Annuity Co. Qualified Plan 1 Orange Way, #B3N Windsor, CT 06095-4773	9,952	21.76%

Class K

Great-West Trust Company LLC TTEE C AEA Investors LLC 401K Savings Plan 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	107,414	5.30%

Class I

AllianceBernstein L.P. Attn: Brent Mather-Seed Account 1 N. Lexington Ave. White Plains, NY 10601-1712	1,100	37.53%

Matrix Trust Company Cust. FBO Fig Partners, LLC Employee Savings T 717 17th St., Ste. 1300 Denver, CO 80202-3304	371	12.67%

Mid Atlantic Trust Company FBO Chajinel Home Care Services LLC 401 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	259	8.83%

K-57

Name and Address	Number of Shares of Class	% of Class

Mid Atlantic Trust Company FBO MGH Enterprises Inc. 401K Profit S 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	293	10.00%

Mid Atlantic Trust Company FBO R&B Grocery Inc. 401K Profit Share 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	159	5.41%

Mid Atlantic Trust Company FBO Platinum Solutions Inc. 401K Profit 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	196	6.67%

Class Z

AllianceBernstein L.P. Attn: Brent Mather-Seed Account 1 N. Lexington Ave. White Plains, NY 10601-1712	1,039	24.95%

Mid Atlantic Trust Company FBO Supreme Group Inc. 401K Plan 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	3,110	74.71%

AB Multi-Manager Select 2055 Fund

Class A

Gerlach & Co. LLC / Citibank Open WE0 3800 Citigroup Center Bldg. B3-14 Tampa, FL 33610	10,330	9.13%

Great-West Trust Company LLC TTEE F Northwest Research Inc. 401K 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	21,293	18.82%

Matrix Trust Company Cust. FBO Oregon Screen Impressions Inc. 717 17th St., Ste. 1300 Denver, CO 80202-3304	5,827	5.15%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	17,659	15.61%

Class C

Ascensus Trust Company C/F C.O. IRA Rollover Bel Air, MD 21014-3320	2,080	25.41%

K-58

Name and Address	Number of Shares of Class	% of Class

Ascensus Trust Company Executive Sports Group NDFI SIM IRA S.A.C. Croton On Hudson, NY 10520-119	899	10.98%

Ascensus Trust Company Glen's Tire Inc. M.J.J. Attn: P.J. Personal & Confidential 800 E. Forest Ave. Mora, MN 55051-1616	700	8.55%

Ascensus Trust Company Kraft Roofing K.G.K. Vernon, NJ 07462-5511	519	6.34%

Ascensus Trust Company Kraft Roofing S.M.B. Glenwood, NJ 07418-1901	467	5.70%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	1,057	12.91%

Advisor Class

Ascensus Trust Company FBO R.A.D. IRA Rollover New York, NY 10024-6476	33,758	71.06%

Mid-Atlantic Trust Company FBO S.B. 401(K) Profit Sharing 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	10,574	22.26%

Class R

Ascensus Trust Company FBO Accurate Intercom 401K PS Plan 699 37 P.O. Box 10758 Fargo, ND 58106-0758	1,692	7.12%

Mid Atlantic Trust Company FBO Contemporary Staffing Solutions Inc. 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	2,145	9.02%

K-59

Name and Address	Number of Shares of Class	% of Class

Mid Atlantic Trust Company FBO Vicente Consulting 401K PROFIT 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	13,576	57.12%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	1,893	7.96%

Voya Retirement Insurance and Annuity Co. Qualified Plan 1 Orange Way, #B3N Windsor, CT 06095-4773	2,900	12.20%

Class K

Ascensus Trust Company FBO FP1 Strategies LLC 401(K) Profit Sharing 219656 Ascensus Trust Company P.O. Box 10577 Fargo, ND 58106-0577	146,527	5.92%

Great-West Trust Company LLC TTEE FBO Access Supports for Living Inc. 403B Retirement Plan 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	164,446	6.64%

Great-West Trust Company LLC TTEE FBO Gordon Fournaris & Mammarella PA Profit Sharing Plan 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	185,708	7.50%

Great-West Trust Company LLC TTEE FBO W F Magann Corporation 401K Plan 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	174,897	7.06%

Class I

AllianceBernstein L.P. Attn: Brent Mather-Seed Account 1 N. Lexington Ave. White Plains, NY 10601-1712	1,100	16.04%

Ascensus Trust Company FBO Dercon Construction Services 401K 234561 P.O. Box 10758 Fargo, ND 58106-0758	1,356	19.76%

K-60

Name and Address	Number of Shares of Class	% of Class

Matrix Trust Company Cust. FBO Fig Partners, LLC Employee Savings T 717 17th St., Ste. 1300 Denver, CO 80202-3304	3,522	51.35%

Class Z

AllianceBernstein L.P. Attn: Brent Mather-Seed Account 1 N. Lexington Ave. White Plains, NY 10601-1712	1,039	26.49%

Mid Atlantic Trust Company FBO Derecktor Maine LLC 401K Profit 1251 Waterfront Pl., Ste 525 Pittsburgh, PA 15222-4228	351	9.96%

Mid Atlantic Trust Company FBO Supreme Group Inc. 401K Plan 1251 Waterfront Pl., Ste 525 Pittsburgh, PA 15222-4228	2,121	60.21%

AB Select US Equity Portfolio

Class A

Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn: Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1905	35,232	5.02%

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	45,156	6.43%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	54,234	7.73%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	204,202	29.09%

UBS WM USA Omni Account M/F Attn: Department Manager SPEC CDY A/C EBOC UBSFSI 1000 Harbor Boulevard, 5th Floor Weehawken, NJ 07086-6761	54,957	7.83%

K-61

Name and Address	Number of Shares of Class	% of Class

Class C

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	94,192	11.97%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	253,434	32.21%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	214,172	27.22%

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	42,967	5.46%

UBS WM USA Omni Account M/F Attn: Department Manager SPEC CDY A/C EBOC UBSFSI 1000 Harbor Boulevard, 5th Floor Weehawken, NJ 07086-6761	63,811	8.11%

Class R

AllianceBernstein L.P. Attn: Brent Mather-seed Acct 1 N. Lexington Avenue White Plains, NY 10601-1712	1,006	99.98%

Class K

Great-West Trust Company, LLC TTEE C Digestive Healthcare of Georgia PC 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	94,259	56.61%

Great-West Trust Company, LLC TTEE FBO Klatte Budenslek & Young-Agriesti LLP 401K Plan 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	24,243	14.56%

Great-West Trust Company, LLC TTEE FBO Solsbury Hill 401K Plan 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	28,281	16.99%

K-62

Name and Address	Number of Shares of Class	% of Class

Class I

Charles Schwab & Co. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1905	413,296	17.86%

National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	429,773	18.57%

National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	116,944	5.05%

National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	129,450	5.59%

National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	166,874	7.21%

National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	294,634	12.73%

National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	190,101	8.22%

AB Select US Long/Short Portfolio

Name and Address	Number of Shares of Class	% of Class

Class A

Charles Schwab & Co. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1905	644,939	8.97%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	494,822	6.88%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	1,328,402	18.47%

K-63

Name and Address	Number of Shares of Class	% of Class

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	977,675	13.59%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	1,449,722	20.16%

UBS WM USA Omni Account M/F Attn: Department Manager SPEC CDY A/C EBOC UBSFSI 1000 Harbor Boulevard, 5th Floor Weehawken, NJ 07086-6761	496,821	6.91%

Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	636,017	8.84%

Class C

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	409,778	5.14%

MLPF&S For the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	583,570	7.32%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	2,388,137	29.97%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	808,310	10.14%

Raymond James Omnibus for Mutual Funds House Acct Firm Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	424,187	5.32%

K-64

Name and Address	Number of Shares of Class	% of Class

UBS WM USA Omni Account M/F Attn: Department Manager SPEC CDY A/C EBOC UBSFSI 1000 Harbor Boulevard, 5th Floor Weehawken, NJ 07086-6761	1,462,852	18.36%

Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	860,264	10.79%

Advisor Class

Charles Schwab & Co. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1905	3,289,979	5.63%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	5,639,801	9.66%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	13,280,826	22.74%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	6,277,123	10.75%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	3,814,304	6.53%

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	3,677,091	6.30%

UBS WM USA Omni Account M/F Attn: Department Manager SPEC CDY A/C EBOC UBSFSI 1000 Harbor Boulevard, 5th Floor Weehawken, NJ 07086-6761	9,439,508	16.16%

K-65

Name and Address	Number of Shares of Class	% of Class

Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	3,705,879	6.35%

Class R

Matrix Trust Company Cust. FBO Innovative Combustion Tech Inc. 401(K) 717 17th Street, Ste. 1300 Denver, CO 80202-3304	11,040	33.47%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	11,834	35.87%

Raymond James & Assoc Inc. FBO Iowa Clinic PSP 401K G.P. MD J.W.H. MD TTEE P.O. Box 71483 Clive, IA 50325-0483	10,111	30.65%

Class K

AllianceBernstein L.P. Attn: Brent Mather-Seed Acct 1 N. Lexington Avenue White Plains, NY 10601-1712	1,000	99.98%

Class I

SEI Private Trust Co. C/O Regions Bank 1 Freedom Valley Drive Oaks, PA 19456-9989	985,737	97.00%

AB Small Cap Growth Portfolio

Class A

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	615,888	6.36%

K-66

Name and Address	Number of Shares of Class	% of Class

Class C

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	63,401	8.06%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	233,861	29.74%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	72,759	9.25%

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	46,295	5.89%

UBS WM USA Omni Account M/F Attn: Department Manager SPEC CDY A/C EBOC UBSFSI 1000 Harbor Boulevard, 5th Floor Weehawken, NJ 07086-6761	60,053	7.64%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	112,817	14.35%

Advisor Class

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	779,357	11.70%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	2,479,850	37.24%

K-67

Name and Address	Number of Shares of Class	% of Class

UBS WM USA Omni Account M/F Attn: Department Manager SPEC CDY A/C EBOC UBSFSI 1000 Harbor Boulevard, 5th Floor Weehawken, NJ 07086-6761	462,006	6.94%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	396,304	5.95%

Class R

American United Life Cust FBO AUL American Group Retirement Annuity Separate Accounts Administration P.O. Box 368 Indianapolis, IN 46206-0368	70,741	12.63%

National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	29,891	5.36%

State Street Bank and Trust as TTEE and/or Cust FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	136,921	24.53%

Voya Retirement Insurance and Annuity Co. Qualified Plan 1 Orange Way # B3N Windsor, CT 06095-4773	42,413	7.60%

Class K

FIIOC as Agent for Certain Employee Benefit Plans 100 Magellan Way KWIC Covington, KY 41015-1987	63,767	9.38%

National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	232,592	34.20%

Nationwide Trust Company FSB c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	78,406	11.53%

Class I

FIIOC as Agent for Certain Employee Benefit Plans 100 Magellan Way KWIC Covington, KY 41015-1987	1,985,066	29.07%

K-68

Name and Address	Number of Shares of Class	% of Class

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	1,563,960	22.90%

State of South Carolina Trustee FBO State of South Carolina 401K c/o Fascore LLC 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	858,196	12.57%

Class Z

Great-West Trust Company, LLC TTEE F The Fifth Third Bancorp Master Prof 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	1,036,318	44.41%

National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	256,802	11.01%

Sanford Bernstein & Co. LLC 1 N. Lexington Avenue White Plains, NY 10601-1712	284,128	12.18%

Sanford Bernstein & Co. LLC 1 N. Lexington Avenue White Plains, NY 10601-1712	124,290	5.33%

Voya Institutional Trust Co. Qualified Plan 1 Orange Way, #B3N Windsor, CT 06095-4773	147,706	6.33%

AB Small Cap Value Portfolio

Name and Address	Number of Shares of Class	% of Class

Class C

AllianceBernstein L.P. Attn: Brent Mather-Seed Account 1 N. Lexington Ave. White Plains, NY 10601-1712	1,002	12.75%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	3,672	46.75%

K-69

Name and Address	Number of Shares of Class	% of Class

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	1,982	25.23%

R.A.M. Fort Dodge, IA 50501-2920	882	11.23%

Advisor Class

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	4,092,846	61.33%

Sanford Bernstein & Co. LLC 1 N. Lexington Ave. White Plains, NY 10601-1785	1,227,260	18.39%

Vanguard Fiduciary Trust Company Morgan, Lewis & Bockius LLP 401K Attn: Investment Services P.O. Box 2600 Valley Forge, PA 19482-2600	556,094	8.33%

AB CORE OPPORTUNITIES FUND, INC.

Name and Address	Number of Shares of Class	% of Class

Class A

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	424,137	5.67%

MLPF&S for the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	596,730	7.97%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	1,593,516	21.29%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	773,525	10.34%

K-70

Name and Address	Number of Shares of Class	% of Class

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	386,837	5.17%

Class B

Ascensus Trust Company David Heating & Cooling, Inc. NDFI S.T.A. Merrimac, MA 01860-1812	4,454	6.60%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	4,648	6.89%

Class C

Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	81,134	6.61%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	63,809	5.20%

MLPF&S for the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	123,302	10.05%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	116,305	9.48%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	131,425	10.71%

K-71

Name and Address	Number of Shares of Class	% of Class

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	100,209	8.17%

Raymond James Omnibus for Mutual Funds House Account Firm Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	163,149	13.29%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	159,571	13.00%

Advisor Class

Charles Schwab & Co. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1905	549,029	18.25%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	326,698	10.86%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	246,764	8.20%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	220,718	7.34%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	440,940	14.65%

RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Fund Ops Manager 60 S. 6th St., MSC P08 Minneapolis, MN 55402-4413	197,416	6.56%

K-72

Name and Address	Number of Shares of Class	% of Class

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	233,008	7.74%

Class R

American United Life Cust. FBO American United Trust Separate Accounts Administration P.O. Box 368 Indianapolis, IN 46206-0368	65,340	18.73%

American United Life Cust. FBO AUL American Group Retirement Annuity Separate Accounts Administration P.O. Box 368 Indianapolis, IN 46206-0368	20,788	5.96%

Christina Pfleider & Tom Pfleider T FBO Meta Dynamic Inc. 401(k) PSP c/o Fascore LLC 8515 E. Orchard Rd. # 2T2 Greenwood Village, CO 80111-5002	24,905	7.14%

MLPF&S for the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	40,067	11.49%

National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	96,437	27.65%

Class K

Ascensus Trust Company FBO International Integrated Solutions Ltd. 401(k) Profit Sharing Plan and Trust P.O. Box 10758 Fargo, ND 58106-0758	26,746	10.18%

Great-West Trust Company LLC TTEE FBO Advanced Specialty Care PC Profit Sharing Plan 8515 E. Orchard Road # 2T2 Greenwood Village, CO 80111-5002	26,052	9.92%

K-73

Name and Address	Number of Shares of Class	% of Class

Great-West Trust Company LLC TTEE FBO Tech Quip Inc. 401K 8515 E. Orchard Road # 2T2 Greenwood Village, CO 80111-5002	23,485	8.94%

Mid Atlantic Trust Company FBO American Society of Appraisers 401(K) PSP & Trust 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222-4228	13,728	5.23%

Nationwide Trust Company FSB C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	88,560	33.71%

Class I

FIIOC FBO Walker Emulsions Inc. 401(K) Plan 100 Magellan Way (KW1C) Covington, KY 41015-1987	72,688	20.91%

Great-West Trust Company LLC FBO Employee Benefits Clients 401K 8515 E. Orchard Road # 2T2 Greenwood Village, CO 80111-5002	75,728	21.78%

National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	17,708	5.09%

Nationwide Trust Co. FSB C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	36,816	10.59%

Sanford Bernstein & Co. LLC 1 N. Lexington Ave. White Plains, NY 10601-1712	89,905	25.86%

Class Z

Equitable Life For Separate Account #65 Qualified Plan Attn: S.S. 525 Washington Blvd., Floor 27 Jersey City, NJ 07310-1606	7,132	6.60%

K-74

Name and Address	Number of Shares of Class	% of Class

FIIOC FBO Kroeschell, Inc. Contributory Profit Sharing /401(k) Plan 100 Magellan Way (KW1C) Covington, KY 41015-1987	14,680	13.58%

Saxon & Co. VI Omnibus Account VICA P.O. Box 7780-1888 Philadelphia, PA 19182-0001	9,587	8.87%

Voya Retirement Insurance and Annuity Co. Qualified Plan 1 Orange Way, #B3N Windsor, CT 06095-4773	67,845	62.78%

AB CORPORATE SHARES

AB Corporate Income Shares

Name and Address	Number of Shares of Class	% of Class

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	4,282,111	52.69%

Sanford Bernstein & Co. LLC 1 N. Lexington Ave. White Plains, NY 10601-1712	476,451	5.86%

AB Impact Municipal Income Shares

Name and Address	Number of Shares of Class	% of Class

Sanford Bernstein & Co. LLC 1 N. Lexington Ave. White Plains, NY 10601-1712	1,355,538	18.24%

AB Income Shares (as of August _, 2018)

Name and Address	Number of Shares of Class	% of Class

AllianceBernstein L.P. Attn: Brett Mather-Seed Account 1 N. Lexington Avenue White Plains, NY 10601-1712		100%

AB Municipal Income Shares

Name and Address	Number of Shares of Class	% of Class

Charles Schwab & Co. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1905	16,031,309	6.27%

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Dr., East, 2nd Floor Jacksonville, FL 32246-6484	69,280,835	27.11%

K-75

Name and Address	Number of Shares of Class	% of Class

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	76,593,943	29.97%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	15,845,303	6.20%

AB Taxable Multi-Sector Income Shares

Name and Address	Number of Shares of Class	% of Class

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Dr., East, 2nd Floor Jacksonville, FL 32246-6484	2,505,763	17.25%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	1,835,287	12.63%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2502	2,073,087	14.27%

Sanford Bernstein & Company LLC One North Lexington Avenue White Plains, NY 10601-1712	976,402	6.72%

AB DISCOVERY GROWTH FUND, INC.

Name and Address	Number of Shares of Class	% of Class

Class A

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	2,885,222	5.06%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	2,911,588	5.11%

Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	3,394,558	5.95%

K-76

Name and Address	Number of Shares of Class	% of Class

Class B

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8,410	7.22%

UBS WM USA Omni Account M/F Attn: Dept. Manager 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	8,659	7.43%

Class C

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	282,587	5.37%

MLPF&S For the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	718,529	13.64%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	613,632	11.65%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	376,012	7.14%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	417,924	7.93%

UBS WM USA Omni Account M/F Attn: Dept. Manager 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	267,115	5.07%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	1,050,538	19.95%

K-77

Name and Address	Number of Shares of Class	% of Class

Class R

American United Life Cust FBO American United Trust Separate Accounts Administration P.O. Box 368 Indianapolis, IN 46206-0368	103,883	5.95%

American United Life Cust FBO AUL American Group Retirement Annuity Separate Accounts Administration P.O. Box 368 Indianapolis, IN 46206-0368	334,469	19.16%
MassMutual Financial Group Cust FBO Massachusetts Mutual Insurance Company 1295 State Street Springfield, MA 01111-0001	120,582	6.91%

Voya Retirement Insurance and Annuity Co. Qualified Plan 1 Orange Way # B3N Windsor, CT 06095-4773	172,341	9.87%

Class K

Ascensus Trust Company FBO International Integrated Solutions Ltd. 401(K) Profit Sharing Plan and Trust P.O. Box 10758 Fargo, ND 58106-0758	102,910	6.45%

Nationwide Trust Company FSB FBO Participating Retirement Plans TPA-NTC IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	98,674	6.19%

Class I

FIIOC as Agent for Certain Employee Benefit Plans 100 Magellan Way KWIC Covington, KY 41015-1987	641,726	9.76%

Great-West Trust Company, LLC TTEE F Employee Benefits Clients 401K 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	536,709	8.16%

K-78

Name and Address	Number of Shares of Class	% of Class

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	540,817	8.22%

PIMS/Prudential Retirement as Nominee for the TTEE/Cust PL 766 WME IMG Profit Sharing 9601 Wilshire Blvd. Beverly Hills, CA 90210-5213	1,574,395	23.94%

Wells Fargo Bank NA FBO Mastercard Int'l Deferral Plan PO Box 1533 Minneapolis, MN 55480-1533	423,884	6.45%

Class Z

AB Wealth Appreciation Strategy APPVM 1345 Avenue of the Americas New York, NY 10105-0302	2,643,136	8.91%

SEI Private Trust C/O Citizens of RI (CT Laborers Pension –Pooled Funds) Attn Mutual Funds Administrator One Freedom Valley Drive Oaks, PA 19456-9989	4,203,013	14.17%

Voya Institutional Trust Company Trustee or Custodian for Core Market Retirement Plans 30 Braintree Hill Office Park Braintree, MA 02184-8747	6,776,676	22.84%

Wells Fargo Bank FBO Various Retirement Plans 1525 West W.T. Harris Blvd. Charlotte, NC 28288-1076	9,635,320	32.48%

AB EQUITY INCOME FUND, INC.

Name and Address	Number of Shares of Class	% of Class

Class A

JP Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	798,447	7.58%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	534,711	5.08%

K-79

Name and Address	Number of Shares of Class	% of Class

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	1,276,843	12.13%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	951,950	9.04%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	1,030,979	9.79%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	1,114,915	10.59%

Class B

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	2,520	5.45%

National Financial Services LLC For the Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	3,938	8.52%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	3,504	7.58%

Class C

JP Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	194,556	6.31%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	362,776	11.77%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	265,301	8.61%

K-80

Name and Address	Number of Shares of Class	% of Class

National Financial Services LLC For the Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	165,731	5.38%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	389,989	12.66%

Raymond James Omnibus for Mutual Funds House Acct. Firm Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	509,943	16.55%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	490,106	15.90%

Advisor Class

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	718,799	10.88%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	663,590	10.05%

National Financial Services LLC For the Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	410,596	6.22%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	638,149	9.66%

UBS WM USA Omni Account M/F Attn: Dept. Manager 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	359,435	5.44%

K-81

Name and Address	Number of Shares of Class	% of Class

Wells Fargo Clearing Services, LLC Special Custody Account For the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	601,707	9.11%

Class R

PIMS/Prudential Ret. Plan Nominee Trustee Custodian 800 Volk Enterprises Inc. Safety 618 S. Kilroy Road Turlock, CA 95380-9531	27,064	6.45%

Reliance Trust Co. Custodian FBO MassMutual Omnibus PPL P.O. Box 48529 Atlanta, GA 30362-1529	30,187	7.19%

State Street Bank and Trust as TTEE And/or Cust. FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	92,971	22.14%

Voya Retirement Insurance and Annuity Co. Qualified Plan 1 Orange Way, #B3N Windsor, CT 06095-4773	83,189	19.81%

Class K

Great-West Trust Company LLC TTEE C Digestive Healthcare of Georgia PC 8515 E. Orchard Road, 2T2 Greenwood Village, CO 80111-5002	27,595	16.86%

Great-West Trust Company LLC TTEE FBO Richardson Kontogouris Emerson LLP 401K Plan 8515 E. Orchard Road, 2T2 Greenwood Village, CO 80111-5002	25,120	15.35%

Nationwide Trust Company FSB C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	25,990	15.88%

Class I

FFIOC as Agent for Certain Employee Benefit Plans 100 Magellan Way KWIC Covington, KY 41015-1987	2,185	5.39%

K-82

Name and Address	Number of Shares of Class	% of Class

Great West Trust Company LLC Plans of Great West Financial 8515 E. Orchard Road, 2T2 Greenwood Village, CO 80111-5002	13,863	34.19%

Nationwide Trust Company FSB C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	11,899	29.35%

Sanford Bernstein & Co. LLC 1 N. Lexington Ave. White Plains, NY 10601-1785	9,013	22.23%

Class Z

Capital Bank & Trust Company TTEE F Mansperger Patterson & McMullin 401 8515 E. Orchard Road, 2T2 Greenwood Village, CO 80111-5002	23,144	34.02%

Voya Retirement Insurance and Annuity Co. Qualified Plan 1 Orange Way, #B3N Windsor, CT 06095-4773	39,405	57.92%

AB FIXED-INCOME SHARES, INC.

AB Government Money Market Portfolio

Name and Address	Number of Shares of Class	% of Class

Class B

Ascensus Trust Company Dr. D.B.S. H.T.S. Plano, TX 75025-2482	92,251	7.02%

Class C

JP Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	876,382	14.06%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	485,981	7.80%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	330,130	5.30%

K-83

Name and Address	Number of Shares of Class	% of Class

Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	679,037	10.89%

Wells Fargo Clearing Services, LLC Special Custody Account For the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	581,029	9.32%

Class AB
AB Arya Partners Master Fund SICAV RAIF S C SP 2-4 Rue Eugene Ruppert Luxembourg L-2453	400,000,000	6.72%

AB Large Cap Growth Fund 8000 IH 10 West, Floor 4 San Antonio, TX 78230-3862	708,407,113	11.89%

Sun America Volatility Overlay Management 1345 Avenue of the Americas New York, NY 10105-0302	571,231,942	9.59%

Advisor Class

M.R.C. Washington, DC 20007-2968	1,048,028	12.71%

S.P.D. TOD/DE Katonah, NY 10536-1804	443,408	5.38%

Mid Atlantic Trust Co FBO Intercommunity Dialysis Services 401K 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222-4228	898,416	10.89%

Class I

Ascensus Trust Company FBO Traffic Tech, Inc. 401K Plan PO Box 10758 Fargo, ND 58106-0758	467,348	5.22%

Mid Atlantic Trust Co. FBO All-Rite Industries 401K Profit Sharing Plan & Trust 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222-4228	1,848,251	20.65%

Mid Atlantic Trust Co. FBO Building Diagnostics Inc. 401K Pro 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222-4228	680,881	7.61%

K-84

Name and Address	Number of Shares of Class	% of Class

Mid Atlantic Trust Co. FBO Palmer Capital Inc. 401K PSP & Trust 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222-4228	482,385	5.39%

State Street Bank & Trust as TTEE And/or Cust. FBO ADP Access Product 1 Lincoln St. Boston, MA 02111-2901	814,669	9.10%

Class 1

SAS7 LLC Orchid Mgmt., LLC, Manager by 7CBBS Trust, John Sorenson, Trustee 13 Morning Dove Laguna Niguel, CA 92677-5307	45,038,663	7.66%

Institutional Class

AllianceBernstein L.P. Attn: Brent Mather- Seed Acct 1 N. Lexington Ave. White Plains, NY 10601	10,000	99.97%

AB GLOBAL BOND FUND, INC.

Name and Address	Number of Shares of Class	% of Class

Class A

Charles Schwab & Co. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1905	7,290,091	7.00%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	5,742,054	5.51%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	9,051,376	8.69%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	5,292,771	5.08%

K-85

Name and Address	Number of Shares of Class	% of Class

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	15,414,686	14.80%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	6,080,446	5.84%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	5,593,439	5.37%

Class B

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	3,709	5.68%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd, 4th Floor Jersey City, NJ 07310	8,473	12.97%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	13,159	20.15%

Class C

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	1,388,205	7.20%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	2,236,357	11.60%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	3,027,201	15.71%

K-86

Name and Address	Number of Shares of Class	% of Class

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	1,470,420	7.63%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	1,880,962	9.76%

Raymond James Omnibus for Mutual Funds House Account Firm Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	1,219,768	6.33%

UBS WM USA Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	1,844,997	9.57%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	2,309,120	11.98%
Advisor Class

Charles Schwab & Co. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1905	29,125,791	5.24%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	55,647,080	10.02%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	47,015,393	8.46%

K-87

Name and Address	Number of Shares of Class	% of Class

Class R

Hartford Life Insurance Company Separate Account 401 Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	2,586,446	27.22%

MassMutual Financial Group Cust. FBO Massachusetts Mutual Insurance Company 1295 State Street Springfield, MA 01111-0001	964,398	10.15%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	758,116	7.98%

State Street Bank & Trust as TTEE And/or Cust. FBO ADP Access Product 1 Lincoln St. Boston, MA 02111-2901	2,213,369	23.29%

Voya Retirement Insurance and Annuity Co. Qualified Plan 1 Orange Way, #B3N Windsor, CT 06095-4773	1,043,788	10.98%

Class K

John Hancock Trust Company LLC Amtrust Retirement Plan 690 Canton St., Ste. 100 Westwood, MA 02090-2324	1,224,669	25.48%

National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	1,363,453	28.36%

Voya Retirement Insurance and Annuity Co. Qualified Plan 1 Orange Way, #B3N Windsor, CT 06095-4773	291,280	6.06%

Class I

John Hancock Trust Company LLC Southern California IBEW-NECA Defin. 690 Canton St., Ste. 100 Westwood, MA 02090-2324	15,657,544	16.76%

K-88

Name and Address	Number of Shares of Class	% of Class

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	9,266,116	9.92%

Sanford Bernstein & Co. LLC 1 N. Lexington Ave., 17th Floor White Plains, NY 10601-1712	12,543,266	13.43%

Class Z

DCGT Trustee and/or Custodian FBO PLIC Various Retirement Plans Omnibus Attn: NPIO Trade Desk 711 High Street Des Moines, IA 50392-0001	3,627,236	6.40%

FIIOC as Agent for Certain Employee Benefits Plans 100 Magellan Way KWIC Covington, KY 41015-1987	2,881,518	5.08%

Sanford Bernstein & Co. LLC 1 N. Lexington Ave. White Plains, NY 10601-1712	4,178,093	7.37%

Sanford Bernstein & Co. LLC 1 N. Lexington Ave. White Plains, NY 10601-1712	5,924,863	10.45%

Voya Retirement Insurance and Annuity Co. Qualified Plan 1 Orange Way, #B3N Windsor, CT 06095-4773	5,034,990	8.88%

AB GLOBAL REAL ESTATE INVESTMENT FUND, INC.

Name and Address	Number of Shares of Class	% of Class

Class A

Charles Schwab & Co. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1905	295,666	6.88%

MLPF&S for the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	521,531	12.14%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	277,081	6.45%

K-89

Name and Address	Number of Shares of Class	% of Class

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	334,195	7.78%

Wells Fargo Clearing Services, LLC Special Custody Account For the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	369,563	8.60%

Class B

D.L.F. Gaithersburg, MD 20879-1758	2,253	6.78%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	2,707	8.14%

Class C

Charles Schwab & Co. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1905	250,670	44.44%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	32,652	5.79%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	61,254	10.86%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	39,502	7.00%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	31,703	5.62%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	50,790	9.01%

K-90

Name and Address	Number of Shares of Class	% of Class

Advisor Class

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	462,833	15.20%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	1,168,129	38.35%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	187,413	6.15%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	360,583	11.84%

Class R

Reliance Trust Co. Custodian FBO MassMutual Omnibus PPL P.O. Box 48529 Atlanta, GA 30362-1529	60,706	12.50%

State Street Bank and Trust as TTEE And/or Cust. FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	201,675	41.54%

Class K

Great-West Trust Company LLC TTEE C AEA Investors LLC 401K Savings Plan 8515 E. Orchard Road, 2T2 Greenwood Village, CO 80111-5002	45,868	6.80%

Great-West Trust Company LLC TTEE C Minnesota Surgical Associates 8515 E. Orchard Road, 2T2 Greenwood Village, CO 80111-5002	37,755	5.59%

Great-West Trust Company LLC TTEE C Tristate HVAC Equipment LLP 401K 8515 E. Orchard Road, 2T2 Greenwood Village, CO 80111-5002	38,825	5.75%

K-91

Name and Address	Number of Shares of Class	% of Class

Nationwide Trust Company FSB C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	48,555	7.20%

Class I

CBNA Cust. FBO Gen'l. Church of New Jerusalem DB 6 Rhoads Dr., Ste. 7 Utica, NY 13502-6317	86,138	20.04%

FFIOC as Agent for Certain Employee Benefit Plans 100 Magellan Way KWIC Covington, KY 41015-1987	29,262	6.81%

Great-West Trust Company LLC FBO Employee Benefits Clients 401(k) 8515 E. Orchard Road, 2T2 Greenwood Village, CO 80111-5002	38,566	8.97%

Great-West Trust Company LLC Plans of Great West Financial 8515 E. Orchard Road, 2T2 Greenwood Village, CO 80111-5002	63,205	14.70%

Matrix Trust Company as Trustee FBO C/F Bowie Gridley Architects 401(k) P.O. Box 52129 Phoenix, AZ 85072-2129	28,869	6.72%

Nationwide Trust Company FSB C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	31,323	7.29%

Reliance Trust Company FBO Studios Arch P.O. Box 48529 Atlanta, GA 30362-1529	35,853	8.34%

AB GLOBAL RISK ALLOCATION FUND, INC.

Name and Address	Number of Shares of Class	% of Class

Class A

JP Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	1,011,740	7.50%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	1,485,699	11.01%

K-92

Name and Address	Number of Shares of Class	% of Class

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	681,952	5.06%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	1,144,623	8.49%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	949,039	7.04%

Class B

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	11,456	7.71%

Class C

Charles Schwab & Co. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1905	81,519	12.34%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	45,086	6.82%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	93,515	14.15%

Oppenheimer & Co. Inc. FBO FBO J.V. R/O IRA Highland Beach, FL 33487-3391	34,411	5.21%

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	46,102	6.98%

K-93

Name and Address	Number of Shares of Class	% of Class

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	89,914	13.61%

Advisor Class

Charles Schwab & Co. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1905	46,709	5.58%

Great-West Trust Company LLC TTEE C FBO: College of Westchester Business School 401K c/o Fascore LLC 8515 E. Orchard Road, 2T2 Greenwood Village, CO 80111-5002	80,215	9.58%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	57,522	6.87%

Providence Ear Nose & Throat Assoc. Inc. 401K PS Plan S.W.F. TTEE 2112 Providence Avenue Chester, PA 19013-5507	145,537	17.38%

State Street Bank and Trust as TTEE And/or Cust. FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	59,323	7.08%

Class R

FIIOC FBO Learned, Reilly, Learned & Hughes Profit Sharing Plan 100 Magellan Way KWIC Covington, KY 41015-1987	15,039	11.54%

Great-West Trust Company LLC Employee Benefits Clients 401K 8515 E. Orchard Road, 2T2 Greenwood Village, CO 80111-5002	12,584	9.66%

Mid Atlantic Trust Co. FBO Pikus Concrete & Construction 401(k) 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222-4228	34,327	26.34%

K-94

Name and Address	Number of Shares of Class	% of Class

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	22,615	17.36%

TD Ameritrade Trust Company P.O. Box 17748 Denver, CO 80217-0748	25,759	19.77%

Class K

Great-West Trust Company LLC TTEE C Miller, Shpiece & Tischler PC RSP 8515 E. Orchard Road, 2T2 Greenwood Village, CO 80111-5002	10,391	13.71%

Nationwide Trust Company FSB C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	36,940	48.73%

VRSCO Attn: Chris Bauman 2727-A Allen Parkway 4-D1 Houston, TX 77019-2107	6,656	8.78%

Class I

FIIOC FBO API Heat Transfer Inc. 401(k) Plan 100 Magellan Way KWIC Covington, KY 41015-1987	34,270	25.87%

FIIOC FBO Brewster Cheese Company 401(k) Profit Sharing Plan 100 Magellan Way KWIC Covington, KY 41015-1987	48,796	36.83%

FIIOC FBO Toyota Material Handling Midwest Inc. DBA Prolift Industrial 100 Magellan Way KWIC Covington, KY 41015-1987	11,783	8.89%

Nationwide Trust Company FSB C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	31,111	23.48%

K-95

AB HIGH INCOME FUND, INC.

Name and Address	Number of Shares of Class	% of Class

Class A

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	9,467,178	5.31%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	16,323,063	9.15%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	14,372,420	8.06%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	19,078,789	10.70%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	18,630,013	10.45%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	13,441,669	7.54%

Class B

Ascensus Trust Company C/F M.D. IRA Rollover Point Pleasant Beach, NJ 08742-3832	8,505	5.28%

Ascensus Trust Company C/F T.C., Jr. IRA Rollover Lambertville, NJ 08530	11,488	7.14%

M.V.V. MD Retirement Plan FBO Master Account San Juan, PR 00910-1587	12,890	8.01%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	12,156	7.55%

K-96

Name and Address	Number of Shares of Class	% of Class

Class C

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	10,783,947	9.79%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	19,869,450	18.04%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	15,366,534	13.95%

Raymond James Omnibus for Mutual Funds House Account Firm Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	7,326,189	6.65%

UBS WM USA Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	6,636,440	6.02%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	19,808,290	17.98%

Advisor Class

Charles Schwab & Co. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1905	30,888,487	7.23%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	22,582,030	5.28%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	41,885,592	9.80%

K-97

Name and Address	Number of Shares of Class	% of Class

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	57,697,928	13.50%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	52,715,739	12.34%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	30,925,161	7.24%

UBS WM USA Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	33,064,750	7.74%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	34,713,192	8.12%

Raymond James Omnibus for Mutual Funds House Account Firm Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	21,760,701	5.09%

Class R

Hartford Life Insurance Company Separate Account 401 Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	3,400,970	37.66%

MassMutual Financial Group Cust. FBO Massachussetts Mutual Insurance Company 1295 State Street Springfield, MA 01111-0001	1,037,266	11.49%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	830,214	9.19%

K-98

Name and Address	Number of Shares of Class	% of Class

National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	909,310	10.07%

Voya Retirement Insurance and Annuity Co. Qualified Plan 1 Orange Way, #B3N Windsor, CT 06095-4773	506,563	5.61%

Class K

National Financial Services LLC 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	10,988,072	75.61%

State of Florida Employees Deferred Compensation Plan FBO Participating Employees C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	1,376,736	9.47%

Class I

Charles Schwab & Co. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1905	2,017,988	7.10%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	1,994,119	7.02%

National Financial Services LLC 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	8,077,494	28.43%

National Financial Services LLC 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	3,007,641	10.58%

Nationwide Trust Company FSB C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	2,516,540	8.86%

Class Z

AB All Market Income 1345 Avenue of the Americas New York, NY 10105-0302	6,848,933	16.07%

K-99

Name and Address	Number of Shares of Class	% of Class

AB Conservative Wealth Strategy 1345 Avenue of the Americas New York, NY 10105-0302	2,576,731	6.05%

JP Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Ctr Brooklyn, NY 11245-0001	3,370,334	7.91%

MAC & Co. Attn: Mutual Fund Operations 500 Grant Street Room 151-1010 Pittsburgh, PA 15219-2502	2,313,511	5.43%

MAC & Co. Attn: Mutual Fund Operations 500 Grant Street Room 151-1010 Pittsburgh, PA 15219-2502	2,655,550	6.23%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	2,493,458	5.85%

Voya Retirement Insurance and Annuity Co. Qualified Plan 1 Orange Way, #B3N Windsor, CT 06095-4773	2,353,717	5.52%

AB INSTITUTIONAL FUNDS, INC.

AB Global Real Estate Investment Fund II

Name and Address	Number of Shares of Class	% of Class

Charles Schwab & Co. For the Exclusive Benefit of Our Customers Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1905	1,647,997	5.99%

AB LARGE CAP GROWTH FUND, INC.

Name and Address	Number of Shares of Class	% of Class

Class A

Charles Schwab & Co. 211 Main Street San Francisco, CA 94105-1905	2,349,345	5.17%

K-100

Name and Address	Number of Shares of Class	% of Class

MLPF&S for the Sole Benefit of Its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	7,268,653	16.01%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	2,443,602	5.38%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	4,008,439	8.83%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	3,193,584	7.03%

Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	3,473,116	7.65%

Class B

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	28,415	6.00%

Class C

MLPF&S for the Sole Benefit of Its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	1,426,694	13.58%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	1,367,710	13.02%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	902,769	8.59%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	801,506	7.63%

K-101

Name and Address	Number of Shares of Class	% of Class

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	944,183	8.99%

Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	1,739,917	16.56%

Advisor Class

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	5,643,238	10.85%

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	6,557,479	12.61%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	2,845,146	5.47%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	6,367,481	12.25%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	4,612,389	8.87%

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	3,138,781	6.04%

Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	4,630,591	8.91%

K-102

Name and Address	Number of Shares of Class	% of Class

Class R

Equitable Life for Separate Acct #65 Qualified Plan Attn S.S. 525 Washington Blvd, 27th Floor Jersey City NJ 07310-1606	70,451	5.43%

DCGT Trustee and/or Custodian FBO PLIC Various Retirement Plans Omnibus Attn: NPIO Trade Desk 711 High Street Des Moines, IA 50392-0001	90,414	6.97%

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	194,135	14.97%

State Street Bank and Trust as TTEE And/or Cust. FBO ADP Access Product 1 Lincoln St Boston MA 02111-2901	80,106	6.18%

Voya Retirement Insurance and Annuity Co Qualified Plan 1 Orange Way # B3N Windsor CT 06095-4773	66,014	5.09%

Class K

Nationwide Trust Company FSB c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	435,188	22.86%

Class I

FIIOC as Agent for Certain Employee Benefit Plans 100 Magellan Way KWIC Covington, KY 41015-1987	808,867	9.99%

Great-West Trust Company LLC FBO Employee Benefits Clients 401k 8515 E Orchard Rd 2t2 Greenwood Vlg CO 80111-5002	500,998	6.19%

Lincoln Retirement Services Co FBO Prince William 403B PO Box 7876 Fort Wayne IN 46801-7876	495,792	6.12%

K-103

Name and Address	Number of Shares of Class	% of Class

MLPF&S for the sole benefit of its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	754,106	9.32%

National Financial Services LLC 499 Washington Blvd Jersey City NJ 07310-1995	534,066	6.60%

Nationwide Trust Company FSB c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	1,373,803	16.97%

Patterson & Co. FBO USI 401(K) Plan 1525 West W.T. Harris Blvd. Charlotte, NC 28288-1076	670,321	8.28%

Class Z

Great-West Trust Company LLC FBO Employee Benefits Clients 401K 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	923,484	5.43%

Great-West Trust Co LLC TTEE F FBO Cox Savings Incentive Plan c/o Fascore LLC 8515 E Orchard Rd # 2T2 Greenwood Village, CO 80111-5002	1,783,369	10.49%

National Financial Services LLC 499 Washington Blvd Jersey City NJ 07310-1995	1,361,837	8.01%

Voya Retirement Insurance and Annuity Co. Qualified Plan 1 Orange Way # B3N Windsor, CT 06095-4773	2,295,962	13.51%

AB MUNICIPAL INCOME FUND, INC.

AB California Portfolio

Name and Address	Number of Shares of Class	% of Class

Class A

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	2,184,603	5.19%

K-104

Name and Address	Number of Shares of Class	% of Class

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr., East 2nd Floor Jacksonville, FL 32246-6484	5,728,124	13.61%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	4,618,998	10.98%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	4,515,641	10.73%

UBS WM USA Omni Account M/F Attn: Department Manager Special Custody Acct. for the Exclusive Benefit of Customer 1000 Harbor Blvd. Weehawken, NJ 07086-6761	2,619,242	6.23%

Wells Fargo Clearing Services, LLC Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	7,376,621	17.53%

Class B

A.F.E. Chino, CA 91710-2185	272	8.33%

J.C. TOD/DE Hacienda Heights, CA 91745-6502	760	23.28%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	2,182	66.80%

Class C

JPMorgan Securities, LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	232,314	5.34%

LPL Financial Omnibus Customer Accounts Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	508,697	11.69%

K-105

Name and Address	Number of Shares of Class	% of Class

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr., East 2nd Floor Jacksonville, FL 32246-6484	395,908	9.10%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	907,869	20.87%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	570,975	13.12%

UBS WM USA Omni Account M/F Attn: Department Manager Special Custody Acct. for the Exclusive Benefit of Customer 1000 Harbor Blvd. Weehawken, NJ 07086-6761	326,417	7.50%

Wells Fargo Clearing Services, LLC Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	664,769	15.28%

Advisor Class

LPL Financial Omnibus Customer Accounts Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	1,423,480	7.52%

MLPF&S For the Sole Benefit of its Customers Attn: Fund Admin. 4800 Deer Lake Dr., East 2nd Floor Jacksonville, FL 32246-6484	4,787,166	25.30%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	2,797,617	14.79%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	1,921,212	10.15%

K-106

Name and Address	Number of Shares of Class	% of Class

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	1,362,445	7.20%

UBS WM USA Omni Account M/F Attn: Department Manager Special Custody Acct. for the Exclusive Benefit of Customer 1000 Harbor Blvd. Weehawken, NJ 07086-6761	1,390,764	7.35%

Wells Fargo Clearing Services, LLC Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	2,136,817	11.29%

AB High Income Municipal Portfolio

Name and Address	Number of Shares of Class	% of Class

Class A

JPMorgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	5,738,175	8.69%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr., East 2nd Floor Jacksonville, FL 32246-6484	8,879,899	13.44%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	9,092,961	13.77%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310	5,196,632	7.87%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9,019,867	13.66%

K-107

Name and Address	Number of Shares of Class	% of Class

UBS WM USA Omni Account M/F Attn: Department Manager Special Custody Acct. for the Exclusive Benefit of Customer 1000 Harbor Blvd. Weehawken, NJ 07086-6761	5,815,976	8.81%

Wells Fargo Clearing Services, LLC Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	7,685,929	11.64%

Class C

Charles Schwab & Co., Inc. Special Custody Acct. for the Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	1,357,900	5.40%

JP Morgan Securities, LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	1,398,621	5.56%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr., East 2nd Floor Jacksonville, FL 32246-6484	4,621,789	18.38%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	4,327,757	17.21%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	1,822,315	7.25%

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	1,590,049	6.32%

K-108

Name and Address	Number of Shares of Class	% of Class

UBS WM USA Omni Account M/F Attn: Department Manager Special Custody Acct. for the Exclusive Benefit of Customer 1000 Harbor Blvd. Weehawken, NJ 07086-6761	1,732,862	6.89%

Wells Fargo Clearing Services, LLC Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	4,575,688	18.20%

Advisor Class

Edward D. Jones & Co. For the Benefit of Customers Attn: Terrance Spencer 12555 Manchester Road Saint Louis, MO 63131-3729	9,932,133	6.99%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr., East 2nd Floor Jacksonville, FL 32246-6484	24,328,399	17.13%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	13,108,348	9.23%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310	10,381,361	7.31%

UBS WM USA Omni Account M/F Attn: Department Manager Special Custody Acct. for the Exclusive Benefit of Customer 1000 Harbor Blvd. Weehawken, NJ 07086-6761	13,579,815	9.56%

Wells Fargo Clearing Services, LLC Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	10,118,875	7.12%

K-109

AB National Portfolio

Name and Address	Number of Shares of Class	% of Class

Class A

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	2,886,592	5.13%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr., East 2nd Floor Jacksonville, FL 32246-6484	7,559,789	13.45%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	5,096,821	9.07%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310	3,836,397	6.82%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	3,868,148	6.88%

UBS WM USA Omni Account M/F Attn: Department Manager Special Custody Acct. for the Exclusive Benefit of Customer 1000 Harbor Blvd. Weehawken, NJ 07086-6761	4,351,703	7.74%

Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	6,899,953	12.27%

Class B

Ascensus Trust Company C/F B.R.S. IRA Rollover 115 17th Place South La Crosse, WI 54601-4257	2,198	12.39%

D.D. TOD/DE Reno, NV 89502-2561	3,466	19.54%

K-110

Name and Address	Number of Shares of Class	% of Class

Oppenheimer & Co. Inc. FBO M.J.O. & J.G.O. TTEE O'Connell Joint Revocable Trust 4431 Chula Vista Pensacola, FL 32504	3,110	17.53%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	2,374	13.38%

Y.A.W. DDS Opelousas, LA 70570-1413	2,048	11.55%

Class C

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	435,801	5.05%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr., East 2nd Floor Jacksonville, FL 32246-6484	1,342,295	15.56%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	1,064,898	12.35%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	606,255	7.03%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	985,069	11.42%

UBS WM USA Omni Account M/F Attn: Department Manager Special Custody Acct. for the Exclusive Benefit of Customer 1000 Harbor Blvd. Weehawken, NJ 07086-6761	710,477	8.24%

K-111

Name and Address	Number of Shares of Class	% of Class

Wells Fargo Clearing Services, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	1,211,889	14.05%

Advisor Class

Charles Schwab & Co. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1905	4,729,784	7.00%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr., East 2nd Floor Jacksonville, FL 32246-6484	7,304,486	10.81%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	4,001,855	5.92%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	6,413,699	9.49%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5,207,307	7.71%

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	19,384,577	28.69%

UBS WM USA Omni Account M/F Attn: Department Manager Special Custody Acct. for the Exclusive Benefit of Customer 1000 Harbor Blvd. Weehawken, NJ 07086-6761	9,519,627	14.09%

Wells Fargo Clearing Services, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	4,176,693	6.18%

K-112

AB New York Portfolio

Name and Address	Number of Shares of Class	% of Class

Class A

JPMorgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	9,182,295	21.36%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	2,469,081	5.74%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310	5,274,641	12.27%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9,077,077	21.12%

Wells Fargo Clearing Services, LLC Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	2,283,887	5.31%

Class B

M.D. Brooklyn, NY 11224-4120	2,844	6.08%

M.B.TOD/DE 29640 Fuengiola Malaga, Spain	2,921	6.24%

Rafaelov Family Trust J.R. TTEE Brooklyn, NY 11218-2611	24,545	52.47%

R.C.K. Brooklyn, NY 11224-4129	4,914	10.50%

R.G. Brooklyn, NY 11224-4328	2,352	5.03%

Class C

JPMorgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	1,807,208	30.13%

K-113

Name and Address	Number of Shares of Class	% of Class

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr., East 2nd Floor Jacksonville, FL 32246-6484	356,668	5.95%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	456,322	7.61%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310	372,914	6.22%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	1,644,522	27.42%

Wells Fargo Clearing Services, LLC Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	567,964	9.47%

Advisor Class

Charles Schwab & Co. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1905	1,487,737	12.83%

LPL Financial Omnibus Customer Accounts Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	929,529	8.01%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr., East 2nd Floor Jacksonville, FL 32246-6484	1,255,951	10.83%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	1,816,973	15.67%

K-114

Name and Address	Number of Shares of Class	% of Class

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310	1,087,723	9.38%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	1,541,793	13.29%

UBS WM USA Omni Account M/F Attn: Department Manager Special Custody Acct. for the Exclusive Benefit of Customer 1000 Harbor Blvd. Weehawken, NJ 07086-6761	937,692	8.08%

Wells Fargo Clearing Services, LLC Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	912,180	7.86%

AB MUNICIPAL INCOME FUND II

AB Arizona Portfolio

Name and Address	Number of Shares of Class	% of Class

Class A

Edward D. Jones & Co. For the Benefit of Customers Attn: Terrance Spencer 12555 Manchester Road Saint Louis, MO 63131-3729	587,359	6.33%

JPMorgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	1,431,868	15.43%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr., East 2nd Floor Jacksonville, FL 32246-6484	889,999	9.59%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	738,914	7.96%

K-115

Name and Address	Number of Shares of Class	% of Class

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	648,450	6.99%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	931,380	10.04%

Wells Fargo Clearing Services, LLC Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	1,566,664	16.89%

Class B

TD Ameritrade FBO Margaret Reese Revocable Living Trust M.H.R. TR Tempe, AZ 85284-3135	223	35.78%

T.W.V. Mesa, AZ 85213-2420	382	61.29%

Class C

JPMorgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	177,674	12.95%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	170,140	12.40%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310	118,485	8.64%

Wells Fargo Clearing Services, LLC Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	441,267	32.17%

K-116

AB Massachusetts Portfolio

Name and Address	Number of Shares of Class	% of Class

Class A

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr., East 2nd Floor Jacksonville, FL 32246-6484	2,155,496	17.17%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	847,258	6.75%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310	3,495,031	27.84%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	1,310,787	10.44%

UBS WM USA Omni Account M/F Attn: Department Manager Special Custody Acct. for the Exclusive Benefit of Customer 1000 Harbor Blvd. Weehawken, NJ 07086-6761	683,299	5.44%

Class B

J.P.O. W. Springfield, MA 01089-2708	4,552	80.94%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	814	14.47%

Class C

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	518,472	15.95%

K-117

Name and Address	Number of Shares of Class	% of Class

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr., East 2nd Floor Jacksonville, FL 32246-6484	544,669	16.75%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	186,157	5.73%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310	340,356	10.47%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	316,356	9.73%

Advisor Class

Charles Schwab & Co. Special Custody Acct. for the Exclusive Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	263,268	5.62%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr., East 2nd Floor Jacksonville, FL 32246-6484	274,820	5.87%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310	1,058,765	22.62%

SEI Private Trust Co. Attn: Mutual Fund Administrator 1 Freedom Valley Drive Oaks, PA 19456-9989	1,065,278	22.75%

K-118

AB Minnesota Portfolio

Name and Address	Number of Shares of Class	% of Class

Class A

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	350,700	5.85%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	1,410,343	23.52%

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	344,069	5.74%

RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Fund Operations Manager 60 S. 6th St., MSC P08 Minneapolis, MN 55402-4413	357,356	5.96%

UBS WM USA Omni Account M/F Attn: Department Manager Special Custody Acct. for the Exclusive Benefit of Customer 1000 Harbor Blvd. Weehawken, NJ 07086-6761	444,833	7.42%

Wells Fargo Clearing Services, LLC Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	568,547	9.48%

Class B

H.M. Circle Pines, MN 55014-1816	2,976	98.92%

Class C

Edward D. Jones & Co. For the Benefit of Customers Attn: Terrance Spencer 12555 Manchester Road Saint Louis, MO 63131-3729	46,179	6.00%

K-119

Name and Address	Number of Shares of Class	% of Class

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310	41,902	5.45%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	59,293	7.71%

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	42,438	5.52%

RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Funds Manager 60 South 6th Street, MSC P08 Minneapolis, MN 55402-4413	45,073	5.86%

UBS WM USA Omni Account M/F Attn: Department Manager Special Custody Acct. for the Exclusive Benefit of Customer 1000 Harbor Blvd. Weehawken, NJ 07086-6761	63,442	8.25%

Wells Fargo Clearing Services, LLC Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	103,525	13.46%

AB New Jersey Portfolio

Name and Address	Number of Shares of Class	% of Class

Class A

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr., East 2nd Floor Jacksonville, FL 32246-6484	1,193,747	12.44%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	721,848	7.52%

K-120

Name and Address	Number of Shares of Class	% of Class

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310	1,014,139	10.56%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	1,015,428	10.58%

UBS WM USA Omni Account M/F Attn: Department Manager Special Custody Acct. for the Exclusive Benefit of Customer 1000 Harbor Blvd. Weehawken, NJ 07086-6761	848,881	8.84%

Wells Fargo Clearing Services, LLC Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	1,372,214	14.30%

Class B:

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	13,488	90.04%

Class C

Charles Schwab & Co., Inc. Special Custody Acct. for the Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	73,431	5.34%

JPMorgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	119,625	8.70%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr., East 2nd Floor Jacksonville, FL 32246-6484	288,095	20.96%
Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	161,880	11.78%
K-121

Name and Address	Number of Shares of Class	% of Class

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310	111,424	8.11%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	85,429	6.21%

Wells Fargo Clearing Services, LLC Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	343,279	24.97%

AB Ohio Portfolio

Name and Address	Number of Shares of Class	% of Class

Class A

JPMorgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	962,143	11.93%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr., East 2nd Floor Jacksonville, FL 32246-6484	628,455	7.79%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310	746,450	9.26%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	841,293	10.43%

RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Funds Operations Manager 60 S. 6th Street, MSC P08 Minneapolis, MN 55402-4413	492,618	6.11%

K-122

Name and Address	Number of Shares of Class	% of Class

UBS WM USA Omni Account M/F Attn: Department Manager Special Custody Acct. for the Exclusive Benefit of Customer 1000 Harbor Blvd. Weehawken, NJ 07086-6761	651,527	8.08%

Wells Fargo Clearing Services, LLC Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	1,002,737	12.44%

Class B

M.L.G. TOD/DE Dublin, OH 43016-3274	2,581	99.30%

Class C

Charles Schwab & Co. Special Custody Acct. for the Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	99,405	8.65%

Edward D. Jones & Co. For the Benefit of Customers Attn: Terrance Spencer 12555 Manchester Road Saint Louis, MO 63131-3729	59,562	5.18%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	59,196	5.15%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr., East 2nd Floor Jacksonville, FL 32246-6484	92,299	8.03%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310	84,040	7.31%

K-123

Name and Address	Number of Shares of Class	% of Class

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	175,253	15.24%

UBS WM USA Omni Account M/F Attn: Department Manager Special Custody Acct. for the Exclusive Benefit of Customer 1000 Harbor Blvd. Weehawken, NJ 07086-6761	88,190	7.67%

Wells Fargo Clearing Services, LLC Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	135,327	11.77%

AB Pennsylvania Portfolio

Name and Address	Number of Shares of Class	% of Class

Class A

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	716,071	9.29%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr., East 2nd Floor Jacksonville, FL 32246-6484	468,591	6.08%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	450,182	5.84%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310	1,933,250	25.07%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	471,732	6.12%

K-124

Name and Address	Number of Shares of Class	% of Class

UBS WM USA Omni Account M/F Attn: Department Manager Special Custody Acct. for the Exclusive Benefit of Customer 1000 Harbor Blvd. Weehawken, NJ 07086-6761	386,437	5.01%

Wells Fargo Clearing Services, LLC Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	909,321	11.79%

Class B

A.C.K. TOD R.A.K. Subject to STA TOD Rules Middlesburg, PA 17842	1,632	48.03%

G.L.S. & M.A.S. JTWROS Millheim, PA 16854-0368	403	11.86%

R.C.L. Mechanicsburg, PA 17055-4084	1,193	35.11%

Class C

Charles Schwab & Co. Special Custody Acct. for the Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	92,880	11.48%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	49,006	6.06%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr., East 2nd Floor Jacksonville, FL 32246-6484	67,250	8.31%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	59,925	7.40%

K-125

Name and Address	Number of Shares of Class	% of Class

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310	75,002	9.27%

Wells Fargo Clearing Services, LLC Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	274,905	33.97%

AB Virginia Portfolio

Name and Address	Number of Shares of Class	% of Class

Class A

Charles Schwab & Co. Special Custody Account For the Exclusive Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	702,101	5.58%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	1,126,254	8.95%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr., East 2nd Floor Jacksonville, FL 32246-6484	2,113,837	16.79%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	1,149,075	9.13%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310	823,886	6.54%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	787,611	6.26%

K-126

Name and Address	Number of Shares of Class	% of Class

Wells Fargo Clearing Services, LLC Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	1,688,190	13.41%

Class B

C.S.S. Hutchinson, KS 67501-8825	346	6.43%

D.D.W. Richmond, VA 23337-3740	2,323	43.19%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	1,597	29.68%

T.J.F. & C.A.F. JTWROS Chesterfield, VA 23832-3778	906	16.84%

Class C

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr., East 2nd Floor Jacksonville, FL 32246-6484	868,811	27.68%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	345,794	11.02%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310	306,060	9.75%

Wells Fargo Clearing Services, LLC Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	427,856	13.63%

K-127

Name and Address	Number of Shares of Class	% of Class

Advisor Class

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	397,008	10.27%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr., East 2nd Floor Jacksonville, FL 32246-6484	561,668	14.52%

National Financial Services, LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	306,058	7.91%

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	233,297	6.03%

UBS WM USA Omni Account M/F Attn: Department Manager Special Custody Acct. for the Exclusive Benefit of Customer 1000 Harbor Blvd. Weehawken, NJ 07086-6761	753,132	19.47%

Wells Fargo Clearing Services, LLC Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	858,487	22.20%

AB RELATIVE VALUE FUND, INC.

Name and Address	Number of Shares of Class	% of Class

Class A

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	24,557,986	10.67%

K-128

Name and Address	Number of Shares of Class	% of Class

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	13,684,341	5.95%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	12,797,732	5.56%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	16,628,343	7.22%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	19,658,094	8.54%

Class B

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	131,622	6.64%

Class C

Charles Schwab & Co. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1905	805,151	8.26%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	1,099,340	11.27%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	904,708	9.28%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	922,750	9.46%

K-129

Name and Address	Number of Shares of Class	% of Class

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	1,208,290	12.39%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2502	628,854	6.45%

Raymond James Omnibus for Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	553,625	5.68%

UBS WM USA Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	761,850	7.81%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	688,910	7.07%

Advisor Class

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	5,072,941	16.24%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	5,788,275	18.53%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	2,352,859	7.53%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2502	2,476,602	7.93%

K-130

Name and Address	Number of Shares of Class	% of Class

UBS WM USA Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	2,024,943	6.48%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	2,340,065	7.49%

Class R

Ascensus Trust Co FBO The Seabrook of Hilton Head Retirement Plan #208897 PO Box 10758 Fargo ND 58106-0758	78,444	5.93%

Mid Atlantic Trust Co FBO Expolanka USA LLC 401K Profit 1251 Waterfront Place, Suite 525 Pittsburgh PA 15222-4228	133,944	10.13%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	234,536	17.74%

State Street Bank and Trust as TTEE and/or Cust. FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	168,539	12.75%

Class K

Great-West Trust Company LLC FBO Employee Benefits Clients 401K 8515 E. Orchard Road, 2T2 Greenwood Village, CO 80111-5002	251,195	6.42%

Great-West Trust Company LLC TTEE C Minnesota Surgical Associates 8515 E. Orchard Road, 2T2 Greenwood Village, CO 80111-5002	213,888	5.47%

National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	2,141,616	54.76%

Voya Institutional Trust Company Qualified Plan 1 Orange Way, #B3N Windsor, CT 06095-4773	462,682	11.83%

K-131

Name and Address	Number of Shares of Class	% of Class

Class I

John Hancock Trust Company LLC FBO Ohio Education Association Defined Contribution Plan 690 Canton St., Suite 100 Westwood, MA 02090-2324	278,640	5.68%

Matrix Trust Company as Agent for Newport Trust Company RG Johnson Co., Inc., 401(k) 35 Iron Point Circle, Suite. 300 Folsom, CA 95630-8589	252,645	5.15%

National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	1,103,911	22.50%

Nationwide Trust Company FSB C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	1,770,507	36.08%

Class Z

AB MMSRetirement Vintage 2020 1345 Avenue of the Americas New York, NY 10105-0302	513,184	6.10%

AB MMSRetirement Vintage 2025 1345 Avenue of the Americas New York, NY 10105-0302	1,008,102	11.98%

AB MMSRetirement Vintage 2030 1345 Avenue of the Americas New York, NY 10105-0302	1,236,547	14.69%

AB MMSRetirement Vintage 2035 1345 Avenue of the Americas New York, NY 10105-0302	1,185,191	14.08%

AB MMSRetirement Vintage 2040 1345 Avenue of the Americas New York, NY 10105-0302	849,113	10.09%

AB MMSRetirement Vintage 2045 1345 Avenue of the Americas New York, NY 10105-0302	761,834	9.05%

K-132

AB SUSTAINABLE GLOBAL THEMATIC FUND, INC.

Name and Address	Number of Shares of Class	% of Class

Class A

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	523,369	9.98%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	400,825	7.64%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	294,464	5.62%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	346,930	6.62%

Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	440,974	8.41%

Class C

Charles Schwab & Co. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1905	12,845	5.17%

Charles Schwab & Co. Special Custody Acct For Benefit of Customers Attention Mutual Funds 211 Main Street San Francisco, CA 94105-1905	16,415	6.60%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	14,161	5.70%

K-133

Name and Address	Number of Shares of Class	% of Class

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	25,264	10.16%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	41,054	16.52%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	30,552	12.29%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	23,064	9.28%

Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	14,117	5.68%

Advisor Class

MLPF&S for the Sole Benefit of Its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	171,827	7.34%

Class R

Ascensus Trust Company FBO Asani Solutions 401(K) Plan P.O. Box 10758 Fargo, ND 58106-0758	2,154	7.54%

Ascensus Trust Company FBO Cyber Security 401(K) Plan P.O. Box 10758 Fargo, ND 58106-0758	2,009	7.04%

State Street Bank and Trust as TTEE and/or Cust FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	4,967	17.40%

K-134

Name and Address	Number of Shares of Class	% of Class

State Street Bank and Trust FBO ADP/MSDW Alliance Attn: Ralph Campbell 1 Lincoln Street Boston, MA 02111-2900	2,471	8.65%

S.F. and R.G. TTEES INRAD Inc. 401K c/o Fascore LLC 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	2,841	9.95%

Class K

Great-West Trust Company, LLC TTEE FBO: Eggland's Best 401K PSP c/o Fascore LLC 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	1,417	6.22%

Great-West Trust Company, LLC TTEE Cust. Eric J. Smith Architects 401K Plan PSP c/o Mutual Fund Trading 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	1,329	5.84%

Great-West Trust Company, LLC TTEE FBO Lam Design Associates Inc. Profit Sharing Trust 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	3,589	15.76%

Mid Atlantic Trust Co FBO Pacific Systems Group Inc. 401K PR 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	1,195	5.25%

Mid Atlantic Trust Co FBO Seidner & Co. Inc. 401K PSP & Trust 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	1,427	6.27%

State Street Bank and Trust as TTEE and/or Cust FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2900	2,596	11.40%

Structural Associates Inc. TTEE FBO Structural Associates Inc. 401K c/o Fascore LLC 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	1,347	5.91%

K-135

Name and Address	Number of Shares of Class	% of Class

Class I

Great-West Trust Company, LLC FBO Employee Benefits Clients 401K 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	1,887	11.59%

John Hancock Life Insurance Company (USA) Attn: RPS Trading OPS ST6 601 Congress Street Boston, MA 02210-2805	2,400	14.74%

State Street Bank and Trust Co. FBO Various Retirement Plans Transamerica Retirement Solutions Harrison, NY 10528	895	5.50%

TD Ameritrade FBO PO Box 17748 Denver, CO 80217-0748	4,782	29.37%

TD Ameritrade FBO Voya Institutional Trust Co. as Custodian PSP for Emp. of AllianceBernstein L.P. FBO Benjamin Ruegsegger 749 Polo Road Bryn Mawr, PA 19010-3825	1,714	10.53%

TD Ameritrade FBO Voya Institutional Trust Co. as Custodian PSP for Emp. of AllianceBernstein L.P. FBO Daniel C. Roarty 1115 Red Rose Lane Villanova, PA 19085-2120	1,393	8.55%

AB SUSTAINABLE INTERNATIONAL THEMATIC FUND, INC.

Name and Address	Number of Shares of Class	% of Class

Class A

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	1,160,291	10.53%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	1,009,752	9.17%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	696,988	6.33%

K-136

Name and Address	Number of Shares of Class	% of Class

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	665,093	6.04%

UBS WM USA Omni Account M/F Attn: Department Manager 1000 Harbor Boulevard, 5th Floor Weehawken, NJ 07086-6761	623,213	5.66%

Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	737,435	6.69%

Class C

Charles Schwab & Co. Special Custody Account For the Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-4151	37,348	7.42%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	41,912	8.33%

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	45,153	8.97%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	52,888	10.51%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	80,975	16.09%

Raymond James Omnibus for Mutual Funds House Acct Firm Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	39,041	7.76%

K-137

Name and Address	Number of Shares of Class	% of Class

UBS WM USA Omni Account M/F Attn: Department Manager 1000 Harbor Boulevard, 5th Floor Weehawken, NJ 07086-6761	35,987	7.15%

Advisor Class

Charles Schwab & Co. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1905	212,155	8.86%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	202,592	8.46%

UBS WM USA Omni Account M/F Attn: Department Manager 1000 Harbor Boulevard, 5th Floor Weehawken, NJ 07086-6761	365,022	15.24%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	338,696	14.14%

Class R

American United Life Cust. FBO American United Trust Separate Accounts Administration P.O. Box 368 Indianapolis, IN 46206-0368	29,928	6.06%

Hartford Life Insurance Company Separate Account 401 Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	173,923	35.22%

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	95,012	19.24%

Reliance Trust Company Custodian FBO MassMutual Omnibus PPL P.O. Box 28004 Atlanta, GA 30358-004	31,567	6.39%

K-138

Name and Address	Number of Shares of Class	% of Class

Class K

Ascensus Trust Company FBO International Integrated Solutions 401(K) Profit Sharing Plan & Trust P.O. Box 10758 Fargo, ND 58106-0758	44,822	11.65%

Ascensus Trust Company FBO Stepbrand Enterprises 401(K) PS Plan & Trust P.O. Box 10758 Fargo, ND 58106-0758	24,198	6.29%

Great-West Trust Company, LLC TTEE C Digestive Healthcare of Georgia PC 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	34,500	8.96%

Great-West Trust Company, LLC TTEE FBO Eye Associates of Tallahassee PA Profit Sharing 401K 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	39,379	10.23%

Great-West Trust Company, LLC TTEE FBO Hamilton Cardiology Associates P.A. 401K Plan 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	27,304	7.09%

Lincoln Retirement Services Company, LLC FBO Texas A&M P.O. Box 7876 Fort Wayne, IN 46801-7876	21,103	5.48%

Lincoln Retirement Services Company, LLC FBO University of Texas ORP P.O. Box 7876 Fort Wayne, IN 46801-7876	21,202	5.51%

Class I

FIIOC as Agent for Certain Employee Benefit Plans 100 Magellan Way KWIC Covington, KY 41015-1987	29,175	27.43%

Nationwide Trust Company FSB c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	24,258	22.81%

Sanford Bernstein & Co. LLC 1 N. Lexington Avenue White Plains, NY 10601-1712	23,004	21.63%

K-139

Name and Address	Number of Shares of Class	% of Class

T. Rowe Price Retirement Plan Services Retirement Plan Clients 4515 Painters Mill Road Owings Mills, MD 21117-4903	13,726	12.91%

TD Ameritrade FBO Voya Institutional Trust Co. as Custodian PSP for Emp. of AllianceBernstein L.P. FBO D.C.R. Villanova, PA 19085-2120	6,182	5.81%

AB TRUST

AB Discovery Value Fund

Name and Address	Number of Shares of Class	% of Class

Class A

Charles Schwab & Co. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1905	1,675,188	8.19%

MLPF&S for the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	2,356,465	11.52%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	1,298,507	6.35%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	1,175,212	5.75%

Class B

MLPF&S for the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	10,379	11.37%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5,462	5.98%

K-140

Name and Address	Number of Shares of Class	% of Class

Class C

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	337,956	9.95%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	947,210	27.89%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	286,590	8.44%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	365,778	10.77%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	251,905	7.42%

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	176,289	5.19%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	431,276	12.70%

Advisor Class

MAC & Co. c/o The Bank of New York Mellon 500 Grant Street Rm. 151-1010 Pittsburgh, PA 15219-2502	3,467,287	5.04%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	12,904,935	18.78%

K-141

Name and Address	Number of Shares of Class	% of Class

Class R

Hartford Life Insurance Company Separate Account 401 Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	1,217,397	32.71%

State Street Bank and Trust as TTEE And/or Cust. FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	514,638	13.83%

Voya Retirement Insurance and Annuity Co. Qualified Plan 1 Orange Way, #B3N Windsor, CT 06095-4773	242,416	6.51%

Class K

Nationwide Life Insurance Company FSB C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	227,458	13.62%

Nationwide Life Insurance Company QPVA C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	99,837	5.98%

Class I

Charles Schwab & Co. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1905	1,601,184	14.01%

FIIOC as Agent for Certain Employee Benefit Plans 100 Magellan Way KWIC Covington, KY 41015-1987	880,538	7.71%

Matrix Trust Company as Cust. FBO Paul Hastings LLP Defined Contrib. P.O. Box 52129 Phoenix, AZ 85072-2129	1,237,419	10.83%

MG Trust Company Cust. FBO United of Omaha for Various Ret. Pla. 717 17th Street, Suite 1300 Denver, CO 80202-3304	802,605	7.02%

K-142

Name and Address	Number of Shares of Class	% of Class

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	715,149	6.26%

PIMS/Prudential Ret. Plan Nominee Trustee Custodian 105 Toll Bros. 401(k) Savings Plan 250 Gibraltar Rd. Horsham, PA 19044-2323	1,186,754	10.39%

Voya Institutional Trust Company Qualified Plan 1 Orange Way, #B3N Windsor, CT 06095-4773	3,154,055	27.60%

Class Z

AB Wealth Appreciation Strategy APPVM 1345 Avenue of the Americas New York, NY 10105-0302	1,452,184	5.12%

Charles Schwab & Co. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1905	1,900,150	6.70%

FIIOC As Agent For Certain Employee Benefits Plans 100 Magellan Way KWIC Covington, KY 41015-1987	13,254,057	46.75%

AB International Value Fund

Name and Address	Number of Shares of Class	% of Class

Class A

Hartford Life Insurance Company Separate Account 401 Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	628,188	6.16%

MLPF&S for the Sole Benefit of Its Customers Attn: Fund Admin 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	957,728	9.39%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	759,091	7.44%

K-143

Name and Address	Number of Shares of Class	% of Class

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	1,003,198	9.83%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	588,946	5.77%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	558,305	5.47%

Class B

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	4,902	10.36%

Class C

Charles Schwab & Co. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	47,898	5.91%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	74,614	9.20%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	186,708	23.03%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	85,169	10.51%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	111,855	13.80%

K-144

Name and Address	Number of Shares of Class	% of Class

UBS WM USA Omni Account M/F Attn: Dept. Manager 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	53,820	6.64%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	43,966	5.42%

Advisor Class

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	276,852	7.39%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	366,022	9.77%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	308,914	8.25%

Sanford Bernstein & Co. LLC 1 N. Lexington Ave. White Plains, NY 10601-1785	316,008	8.44%

UBS WM USA Omni Account M/F Attn: Department Manager 1000 Harbor Blvd 5th Floor Weehawken, NJ 07086-6761	722,689	19.30%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	322,256	8.60%

Class R

Hartford Life Insurance Company Separate Account 401 Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	504,369	46.61%

K-145

Name and Address	Number of Shares of Class	% of Class

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	129,660	11.98%

Reliance Trust Co. Custodian FBO MassMutual Omnibus PPL P.O. Box 28004 Atlanta, GA 30358-0004	148,703	13.74%

Class K

Great-West Trust Company LLC TTEE C Minnesota Surgical Associates 8515 E. Orchard Road, 2T2 Greenwood Village, CO 80111-5002	80,544	9.52%

Matrix Trust Company as Trustee FBO EPlan Services Group Trust C/O Mutual Funds P.O. Box 52129 Phoenix, AZ 85072-2129	93,950	11.11%

Nationwide Trust Company FSB C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	144,808	17.12%

Class I

VRSCO FBO AIGFSB Custodian Trustee FBO Kelsey-Seybold Health System 401K 2727-A Allen Parkway 4-D1 Houston, TX 77019-2107	359,409	57.93%

AB Value Fund

Name and Address	Number of Shares of Class	% of Class

Class A

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	218,861	6.48%

MLPF&S for the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	477,126	14.12%

K-146

Name and Address	Number of Shares of Class	% of Class

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	255,205	7.55%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	170,646	5.05%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	225,873	6.68%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	233,812	6.92%

Class B

Ascensus Trust Company C/F M.E. Roth Conversion Durham, NC 27701-1536	2,347	5.47%

Charles Schwab & Co. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	6,325	14.73%

J.M.D. Cust. FBO D.D. Jr.
Under-NY UTMA Farmingdale, NY 11735-1913	2,370	5.52%

P.S. TOD/DE Whitestone, NY 11357-1720	2,564	5.97%

Class C

Capital Bank & Trust Company TTEE F
ESS Retirement Savings Plan 401K c/o Fascore LLC 8515 E. Orchard Road, 2T2 Greenwood Village, CO 80111-5002	14,182	6.54%

Charles Schwab & Co. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	13,907	6.41%

K-147

Name and Address	Number of Shares of Class	% of Class

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	16,335	7.53%

MLPF&S for the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	24,615	11.35%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	35,851	16.54%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	14,949	6.90%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	15,681	7.32%

Class R

American United Life Cust. FBO American United Trust Separate Accounts Administration P.O. Box 368 Indianapolis, IN 46206-0368	5,171	9.24%

Matrix Trust Company Cust. FBO Alliant Integrators, Inc. 717 17th Street, Suite 1300 Denver, CO 80202-3304	3,531	6.31%

Matrix Trust Company Cust. FBO Pimlico, LLC 717 17th Street, Suite 1300 Denver, CO 80202-3304	2,993	5.35%

Matrix Trust Company Cust. FBO Stooss USA, Inc. 717 17th Street, Suite 1300 Denver, CO 80202-3304	6,370	11.38%

MLPF&S for the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr., East. 2nd Floor Jacksonville, FL 32246-6484	15,846	28.31%

K-148

Name and Address	Number of Shares of Class	% of Class

Class K

Ascensus Trust Company FBO Stepbrand Enterprises 401(k) Profit Sharing Plan and Trust P.O. Box 10758 Fargo, ND 58106-0758	37,970	6.62%

Great-West Trust Company LLC TTEE FBO Philadelphia Eye Associates Ltd. 401(K) Profit Sharing Plan 8515 E. Orchard Road, 2T2 Greenwood Village, CO 80111-5002	29,095	5.07%

Great-West Trust Company LLC TTEE C Cranemere LLC 401K 8515 E. Orchard Road, 2T2 Greenwood Village, CO 80111-5002	34,658	6.04%

Great-West Trust Company LLC TTEE C Crystal Steel 401K Savings Plan 8515 E. Orchard Road, 2T2 Greenwood Village, CO 80111-5002	30,043	5.24%

Class I

A.F.G., B.L.J. or D.T. TTEES Cadaret, Grant 401K/PSP 110 W Fayette Street 5th Floor Syracuse, NY 13202-1324	76,860	43.32%

MLPF&S for the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr., East. 2nd Floor Jacksonville, FL 32246-6484	99,545	56.11%

AB UNCONSTRAINED BOND FUND, INC.

Name and Address	Number of Shares of Class	% of Class

Class A

MLPF&S for the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	291,754	7.93%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	1,038,339	28.22%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	349,514	9.50%

K-149

Name and Address	Number of Shares of Class	% of Class

Sanford Bernstein & Co. LLC 1 N. Lexington Ave. White Plains, NY 10601-1712	232,608	6.32%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	261,823	7.11%

Class B

Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds Operations 211 Main Street San Francisco, CA 94105-1905	993	6.94%

Ascensus Trust Company C/F D.A. SEP IRA Ridgefield Park, NJ 07660-1557	1,816	12.69%

Ascensus Trust Company Fredericktown Veterinary Clinic R.A.L. Danville, OH 43014-9502	1,060	7.41%

Ascensus Trust Company Phoenix Boys Choir G.W.S. Phoenix, AZ 85014-1056	2,732	19.08%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	742	5.19%

MLPF&S for the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	2,040	14.25%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	3,608	25.20%

Class C

MLPF&S for the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	204,116	15.97%

K-150

Name and Address	Number of Shares of Class	% of Class

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	147,241	11.52%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	350,897	27.45%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	119,497	9.35%

Raymond James Omnibus for Mutual Funds House Account Firm Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	134,655	10.53%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	126,931	9.93%
Advisor Class

Charles Schwab & Co. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1905	1,616,217	6.17%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	2,532,661	9.66%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	1,540,620	5.88%

UBS WM USA Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	2,034,058	7.76%

K-151

Name and Address	Number of Shares of Class	% of Class

Class R

Matrix Trust Company Cust. FBO Miscor Group 401(K) Plan & Trust 717 17th Street, Suite 1300 Denver, CO 80202-3304	81,083	60.51%

Minnesota Life Insurance Company 400 Robert Street N., Ste. A Saint Paul, MN 55101-2099	27,493	20.52%

Structura Inc. Trustee FBO Structura Inc. 401K Plan c/o Fascore LLC 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	7,036	5.25%

Class K

Great-West Trust Company LLC TTEE C Stoner, Albright & Company Retirement Plan 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	17,665	53.85%

Great-West Trust Co. LLC TTEE FBO Associated Specialist in Nephrology and Hypertension LLC 401K PSP 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	7,347	22.40%

Mid Atlantic Trust Company FBO B C Flynn Contracting Corp 401K P 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222-4228	1,751	5.34%

Mid Atlantic Trust Company FBO Roadside Development LLC 401(K) PRO 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222-4228	3,356	10.23%

Class I

National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	3,512,891	79.61%

Sanford Bernstein & Co. LLC 1 N. Lexington Ave. White Plains, NY 10601-1712	893,489	20.25%
Class Z

AB MMSRetirement Vintage 2015 1345 Avenue of the Americas New York, NY 10105-0302	104,192	6.73%

K-152

Name and Address	Number of Shares of Class	% of Class

AB MMSRetirement Vintage 2020 1345 Avenue of the Americas New York, NY 10105-0302	239,266	15.45%

AB MMSRetirement Vintage 2025 1345 Avenue of the Americas New York, NY 10105-0302	351,114	22.68%

AB MMSRetirement Vintage 2030 1345 Avenue of the Americas New York, NY 10105-0302	143,302	9.25%

AB Multi-Manager Retirement 2020 CIT 1345 Avenue of the Americas New York, NY 10105-0302	121,524	7.85%

AB Multi-Manager Retirement 2025 CIT 1345 Avenue of the Americas New York, NY 10105-0302	177,809	11.48%

AB Multi-Manager Retirement 2030 CIT 1345 Avenue of the Americas New York, NY 10105-0302	185,219	11.96%

AB VARIABLE PRODUCTS SERIES FUND, INC.

AB Balanced Wealth Strategy Portfolio

Name and Address	Number of Shares of Class	% of Class

Class A

American General Life Insurance Company of Delaware Attn: Patrick Booker 2727A Allen Parkway, MS Life 4-D1 Houston, TX 77019-2107	2,099,590	89.84%

The United States Life Insurance Company in the City of New York Attn: Chris Beauman 2727A Allen Parkway, MS 4-D1 Houston, TX 77019-2116	129,884	5.56%

Class B

Delaware Life Insurance Company Variable Account F 1601 Trapelo Road, Suite 30 Waltham, MA 02451-7360	3,791,670	17.64%

K-153

Name and Address	Number of Shares of Class	% of Class

GE Life and Annuity Assurance Company 6610 W. Broad Street Building 3, 5th Floor Attn: Variable Accounting Richmond, VA 23230-1702	1,308,291	6.09%

SunAmerica Annuity and Life Assurance Company Attn: Variable Annuity Accounting 2727A Allen Parkway, 4 DI Houston, TX 77019	1,605,769	7.47%

Talcott Resolution Life and Annuity Insurance Company P.O. Box 5051 Hartford, CT 06102-5051	2,744,790	12.77%

Talcott Resolution Life Insurance Company P.O. Box 5051 Hartford, CT 06102-5051	1,284,174	5.97%

Transamerica Life Insurance Co. Separate Account VA B 4333 Edgewood Road NE, MS 4410 Cedar Rapids, IA 52499-0001	8,224,458	38.25%

AB Dynamic Asset Allocation Portfolio

Name and Address	Number of Shares of Class	% of Class

Class A

Nationwide Life Insurance Co. NWVAII c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	4,148	14.38%

Nationwide Life Insurance Co. NWVLI4 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	2,003	6.94%

Nationwide Life Insurance Co. NWVLI7 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	11,114	38.52%

Nationwide Life & Annuity Insurance Co. NWVL-G c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	11,576	40.12%

K-154

Name and Address	Number of Shares of Class	% of Class

Class B

Delaware Life Insurance Company Variable Account F 1601 Trapelo Road, Suite 30 Waltham, MA 02451-7360	6,635,197	14.47%

Minnesota Mutual Life Mail Station A6-4105 400 Robert Street N Saint Paul, MN 55101-2099	13,280,326	28.96%

Ohio National Life Insurance Co. FBO Its Separate Accounts One Financial Way Attn: Cathy Gehr, Mail Code 56 Cincinnati, OH 45242-5800	22,028,445	48.04%

AB Global Thematic Growth Portfolio

Name and Address	Number of Shares of Class	% of Class

Class A

American General Life Insurance Company of Delaware Attn: Patrick Booker 2727A Allen Parkway, MS Life 4-D1 Houston, TX 77019-2107	275,677	21.02%

Lincoln Life Variable Annuity Account N - 6 HO2 Fund Accounting 1300 S. Clinton Street Fort Wayne, IN 46802-3506	505,100	38.52%

Transamerica Advisors Life Insurance Company Merrill Lynch Life Variable Annuity Separate Account A 4333 Edgewood Road NE, MS 4410 Cedar Rapids, IA 52499-0001	245,935	18.76%

Transamerica Financial Life Insurance Company ML of New York Variable Annuity Separate Account A 4333 Edgewood Road NE, MSC 4410 Cedar Rapids, IA 52499-3830	74,198	5.66%

Class B
IDS Life Insurance Co. 707 2nd Avenue SO Route H19/5889 Minneapolis, MN 55402-2405	265,007	7.76%

K-155

Name and Address	Number of Shares of Class	% of Class

Lincoln Life Variable Annuity Account N - 6 HO2 Fund Accounting 1300 S. Clinton Street Fort Wayne, IN 46802-3506	1,974,011	57.79%

AB Growth Portfolio

Name and Address	Number of Shares of Class	% of Class

Class A

American General Life Insurance Company of Delaware Attn: Patrick Booker 2727A Allen Parkway, MS Life 4-D1 Houston, TX 77019-2107	427,856	48.30%

American General Life Insurance Company of Delaware Attn: Patrick Booker 2727A Allen Parkway, MS Life 4-D1 Houston, TX 77019-2107	53,091	5.99%

Great-West Life & Annuity Insurance Company FBO Schwab Annuities 8515 E. Orchard Road Greenwood Village, CO 80111-5002	102,956	11.62%

Great-West Life & Annuity FBO Schwab Annuities Advisor Choice 8515 E. Orchard Road 2T2 Greenwood Village, CO 80111-5002	84,759	9.57%

Great-West Life & Annuity FBO Schwab Annuities One Source CHO 8515 E. Orchard Road 2T2 Greenwood Village, CO 80111-5002	49,553	5.59%

The United States Life Insurance Company in the City of New York Attn: Chris Beauman 2727A Allen Parkway, MS 4-D1 Houston, TX 77019-2116	75,658	8.54%

Class B

Allstate Life Insurance Company 3100 Sanders Road, #N4A Northbrook, IL 60062-7156	404,129	37.00%

American General Life Insurance Company of Delaware Attn: Ed Bacon 2727A Allen Parkway, #4D1 Houston, TX 77019-2107	302,456	27.69%

K-156

Name and Address	Number of Shares of Class	% of Class

Lincoln Life and Annuity Company of New York Separate Acct L 1300 South Clinton Street Fort Wayne, IN 46802-3518	59,597	5.46%

SunAmerica Annuity and Life Assurance Company Attn: Variable Annuity Accounting 2727A Allen Parkway, 4 DI Houston, TX 77019	186,293	17.06%

AB Growth and Income Portfolio

Name and Address	Number of Shares of Class	% of Class

Class A

American General Life Insurance Company of Delaware Attn: Patrick Booker 2727A Allen Parkway MS Life 4-D1 Houston, TX 77019-2107	1,030,759	23.33%

Jefferson National Life Insurance Company Attn: Separate Accounts 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223-6175	362,918	8.21%

Lincoln Life Variable Annuity Account N - 6 HO2 Fund Accounting 1300 S. Clinton Street Fort Wayne, IN 46802-3506	915,377	20.72%

Nationwide Life Insurance Company NWVL14 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	689,900	15.62%

Class B

GE Life and Annuity Assurance Company 6610 W. Broad Street Building 3, 5th Floor Attn: Variable Accounting Richmond, VA 23230-1702	1,437,806	5.49%

Guardian Insurance & Annuity Co., Inc. Attn: James Nemeth 3900 Burgess Place Retirement Solutions FM&C NRO Bethlehem, PA 18017-9097	4,475,946	17.09%

K-157

Name and Address	Number of Shares of Class	% of Class

Guardian Insurance & Annuity Co., Inc. Attn: James Nemeth 3900 Burgess Place Retirement Solutions FM&C NRO Bethlehem, PA 18017-9097	2,286,773	8.73%

IDS Life Insurance Corp. 707 2nd Ave. SO Route H19/5889 Minneapolis, MN 55402-2405	4,337,681	16.57%

Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Road, NE MS 4410 Cedar Rapids, IA 52499-0001	7,183,974	27.44%

AB Intermediate Bond Portfolio

Name and Address	Number of Shares of Class	% of Class

Class A

American General Life Insurance Company of Delaware Attn: Patrick Booker 2727A Allen Parkway, MS Life 4-D1 Houston, TX 77019-2107	2,717,322	79.59%

The United States Life Insurance Company in the City of New York Attn: Chris Beauman 2727A Allen Parkway, MS 4D-1 Houston, TX 77019-2116	286,399	8.39%

Class B

Allmerica Financial Life Insurance & Annuity Company One Security Benefit Place Topeka, KS 66636-1000	113,812	8.63%

SunAmerica Annuity and Life Assurance Company Attn: Variable Annuity Accounting 2727A Allen Parkway, 4-DI Houston, TX 77019	919,163	69.71%

Talcott Resolution Life Insurance Company P.O. Box 5051 Hartford, CT 06102-5051	148,634	11.27%

K-158

AB International Growth Portfolio

Name and Address	Number of Shares of Class	% of Class

Class A

American General Life Insurance Company of Delaware Attn: Patrick Booker 2727A Allen Parkway, MS Life 4-D1 Houston, TX 77019-2107	574,943	48.26%

Great-West Life & Annuity FBO Variable Annuity 1 Oncesource 8515 E. Orchard Road, #2T2 Greenwood Village, CO 80111-5002	288,945	24.25%

Great-West Life & Annuity FBO Variable Annuity 1 Select 8515 E. Orchard Road, #2T2 Greenwood Village, CO 80111-5002	91,296	7.66%

Class B

AXA Equitable Life Separate Account-70 1290 Avenue of the Americas 11th Floor New York, NY 10104-1472	395,762	25.31%

Delaware Life Insurance Company Variable Account F 1601 Trapelo Road, Suite 30 Waltham, MA 02451-7360	323,785	20.71%

Hartford Life & Annuity Separate Account Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	141,409	9.04%

SunAmerica Annuity and Life Assurance Company Attn: Variable Annuity Accounting 2727A Allen Parkway, 4 DI Houston, TX 77019	179,010	11.45%

Talcott Resolution Life and Annuity Insurance Company P.O. Box 5051 Hartford, CT 06102-5051	242,881	15.53%

Talcott Resolution Life Insurance Company P.O. Box 5051 Hartford, CT 06102-5051	101,482	6.49%

K-159

AB International Value Portfolio

Name and Address	Number of Shares of Class	% of Class

Class A

American General Life Insurance Company of Delaware Attn: Patrick Booker 2727A Allen Parkway, MS Life 4-D1 Houston, TX 77019-2107	314,414	6.75%

AUL American Individual Variable Annuity Unit Trust 1 Separate Accounts Administration P.O. Box 368 Indianapolis, IN 46206-0368	1,189,030	25.53%

Lincoln Life Variable Annuity Account N - 6 HO2 Fund Accounting 1300 S. Clinton Street Fort Wayne, IN 46802-3506	1,011,773	21.72%

Nationwide Life Insurance Company NWPP c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	382,184	8.21%

Nationwide Life Insurance Company NWVLI4 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	405,573	8.71%

Class B

Delaware Life Insurance Company Variable Account F 1601 Trapelo Road, Suite 30 Waltham, MA 02451-7360	2,055,682	8.03%

GE Life and Annuity Assurance Company 6610 W. Broad Street Building 3, 5th Floor Attn: Variable Accounting Richmond, VA 23230-1702	2,566,771	10.03%

IDS Life Insurance Corp. 707 2nd Ave. SO Route H19/5889 Minneapolis, MN 55402-2405	10,773,967	42.10%

Talcott Resolution Life and Annuity Insurance Company P.O. Box 5051 Hartford, CT 06102-5051	4,020,995	15.71%

K-160

Name and Address	Number of Shares of Class	% of Class

Talcott Resolution Life Insurance Company P.O. Box 5051 Hartford, CT 06102-5051	2,132,283	8.33%

AB Large Cap Growth Portfolio

Name and Address	Number of Shares of Class	% of Class

Class A

American General Life Insurance Company of Delaware Attn: Patrick Booker 2727A Allen Parkway, MS Life 4-D1 Houston, TX 77019-2107	530,018	15.33%

American General Life Insurance Company of Delaware Attn: Patrick Booker 2727A Allen Parkway, MS Life 4-D1 Houston, TX 77019-2107	262,153	7.58%

Transamerica Advisors Life Insurance Company Merrill Lynch Life Variable Annuity Separate Account A 4333 Edgewood Road NE, MS 4410 Cedar Rapids, IA 52499-0001	1,486,492	43.00%

Transamerica Advisors Life Insurance Company Merrill Lynch Variable Life Separate Account 4333 Edgewood Road NE, MS 4410 Cedar Rapids, IA 52499-0001	248,905	7.20%

Transamerica Advisors Life Insurance Company Merrill Lynch Variable Life Separate Account II 4333 Edgewood Road NE, MS 4410 Cedar Rapids, IA 52499-0001	279,022	8.07%

Class B

Allstate Life Insurance Company 3100 Sanders Road, #N4A Northbrook, IL 60062-7156	259,875	6.42%

American General Life Insurance Company of Delaware Attn: Ed Bacon 2727A Allen Parkway, #4D1 Houston, TX 77019-2107	332,806	8.22%

GE Life and Annuity Assurance Company 6610 W. Broad Street Building 3, 5th Floor Attn: Variable Accounting Richmond, VA 23230-1702	433,053	10.69%

K-161

Name and Address	Number of Shares of Class	% of Class

IDS Life Insurance Company 707 2nd Ave. SO Route H19/5889 Minneapolis, MN 55402-2405	1,428,375	35.28%

SunAmerica Annuity and Life Assurance Company Attn: Variable Annuity Accounting 2727A Allen Parkway, 4 DI Houston, TX 77019	223,379	5.52%

Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Road NE, MS 4410 Cedar Rapids, IA 52499-0001	549,561	13.57%

AB Real Estate Investment Portfolio

Name and Address	Number of Shares of Class	% of Class

Class A

American General Life Insurance Company of Delaware Attn: Patrick Booker 2727A Allen Parkway, MS Life 4-D1 Houston, TX 77019-2107	714,366	21.10%

Great West Life & Annuity Insurance Company FBO Schwab Annuities Attn: Investment Div. 8515 E. Orchard Road, #2T2 Englewood, CO 80111-5002	1,712,744	50.58%

Nationwide Life Insurance Company NWPP c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	437,872	12.93%

Class B

AXA Equitable Life Separate Account-70 1290 Avenue of the Americas 11th Floor New York, NY 10104-1472	634,107	31.24%

Guardian Insurance & Annuity Co. Inc. 3900 Burgess Place Bethlehem, PA 18017-9097	117,602	5.79%

Guardian Insurance & Annuity Co. Inc. 3900 Burgess Place Bethlehem, PA 18017-9097	342,222	16.86%

K-162

Name and Address	Number of Shares of Class	% of Class

Hartford Life & Annuity Separate Account Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	146,057	7.20%

Midland National Life Insurance Co. Attn: Product Valuation SE2 5801 SW 6th Avenue Topeka, KS 66636-1001	274,075	13.50%

SunAmerica Annuity and Life Assurance Company Attn: Variable Annuity Accounting 2727A Allen Parkway, 4 DI Houston, TX 77019	313,045	15.42%

AB Small Cap Growth Portfolio

Name and Address	Number of Shares of Class	% of Class

Class A

American General Life Insurance Company of Delaware Attn: Patrick Booker 2727A Allen Parkway, MS Life 4-D1 Houston, TX 77019-2107	705,755	52.55%

Principal Life Insurance Co. Cust. FBO Principal Executive Variable Universal Life II Attn: Individual Life Accounting 711 High Street Des Moines, IA 50392-0001	67,470	5.02%

Principal Life Insurance Co. Cust. FBO Principal Investment Plus Variable Annuity Attn: Individual Life Accounting 711 High Street Des Moines, IA 50392-0001	268,225	19.97%

Class B

GE Life and Annuity Assurance Company 6610 W. Broad Street Building 3, 5th Floor Attn: Variable Accounting Richmond, VA 23230-1702	883,491	36.64%

Ohio National Life Insurance Co. FBO Its Separate Accounts One Financial Way Attn: Cathy Gehr, Mail Code 56 Cincinnati, OH 45242-5800	1,044,165	43.31%

K-163

Name and Address	Number of Shares of Class	% of Class

SunAmerica Annuity and Life Assurance Company Attn: Variable Annuity Accounting 2727A Allen Parkway, 4 DI Houston, TX 77019	288,250	11.96%

AB Small-Mid Cap Value Portfolio

Name and Address	Number of Shares of Class	% of Class

Class A

American General Life Insurance Company of Delaware Attn: Patrick Booker 2727A Allen Parkway, MS Life 4-D1 Houston, TX 77019-2107	645,662	6.30%

Lincoln Life Variable Annuity Account N - 6 HO2 Fund Accounting 1300 S. Clinton Street Fort Wayne, IN 46802-3506	5,571,740	54.35%

Nationwide Life Insurance Company NWVLI4 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	958,323	9.35%

New York Life Insurance and Annuity Corporation 30 Hudson Street Jersey City, NJ 07302-4600	757,731	7.39%

Class B

Hartford Life & Annuity Separate Account Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	1,108,095	5.32%

Lincoln Life Variable Annuity Account N - 6 HO2 Fund Accounting 1300 S. Clinton Street Fort Wayne, IN 46802-3506	9,574,018	45.93%

Nationwide Life Insurance Company NWVA2 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	5,021,806	24.09%

Talcott Resolution Life and Annuity Insurance Company P.O. Box 5051 Hartford, CT 06102-5051	1,201,799	5.77%
K-164

AB Value Portfolio

Name and Address	Number of Shares of Class	% of Class

Class A

Transamerica Advisors Life Insurance Company Merrill Lynch Life Variable Annuity Separate Account A 4333 Edgewood Road NE, MS 4410 Cedar Rapids, IA 52499-0001	59,441	90.94%

Class B

American General Life Insurance Company of Delaware Attn: Ed Bacon 2727A Allen Parkway, #4D1 Houston, TX 77019-2107	603,694	15.97%

SunAmerica Annuity and Life Assurance Company Attn: Variable Annuity Accounting 2727A Allen Parkway, 4 DI Houston, TX 77019	436,859	11.56%

Talcott Resolution Life and Annuity Insurance Company P.O. Box 5051 Hartford, CT 06102-5051	1,546,165	40.91%

Talcott Resolution Life Insurance Company P.O. Box 5051 Hartford, CT 06102-5051	918,365	24.30%

AB Global Risk Allocation – Moderate Portfolio

Name and Address	Number of Shares of Class	% of Class

Class A

AllianceBernstein L.P. Attn: Brett Mather-Seed Account 1 N. Lexington Avenue White Plains, NY 10601-1712	1,100	100.00%

Class B

Ohio National Life Insurance Co. FBO Its Separate Accounts One Financial Way Attn: Cathy Gehr, Mail Code 56 Cincinnati, OH 45242-5800	8,718,641	98.28%

K-165

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.

Name and Address	Number of Shares of Class	% of Class

Common Shares

The Bank of New York Mellon Attn: Jennifer May 525 William Penn Place Suite 153-0400 Pittsburgh, PA 15259	1,341,441	15.71%

Charles Schwab & Co., Inc. Attn: Christina Young 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	940,612	11.02%

Merrill Lynch, Pierce, Fenner & Smith Attn: Earl Weeks 4804 Deerlake Drive East Jacksonville, FL 32246	457,464	5.36%

Morgan Stanley Smith Barney LLC Attn: John Barry 1300 Thames Street, 6th Floor Baltimore, MD 21231	494,993	5.80%

National Financial Services LLC Attn: Joanne Padarathsingh 499 Washington Blvd. Jersey City, NJ 07310	699,568	8.19%

Wells Fargo Clearing Services LLC Attn: Matt Buettner 2801 Market Street St. Louis, MO 63103	1,047,441	12.27%

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.

Name and Address	Number of Shares of Class	% of Class

Common Shares

Charles Schwab & Co., Inc. Attn: Christina Young 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	8,492,588	10.01%

Merrill Lynch, Pierce, Fenner & Smith Attn: Earl Weeks 4804 Deerlake Drive East Jacksonville, FL 32246	5,907,484	6.96%

Morgan Stanley Smith Barney LLC Attn: John Barry 1300 Thames Street, 6th Floor Baltimore, MD 21231	10,370,456	12.22%
K-166

Name and Address	Number of Shares of Class	% of Class

National Financial Services LLC Attn: Joanne Padarathsingh 499 Washington Blvd. Jersey City, NJ 07310	11,724,589	13.82%

Pershing LLC Attn: Joseph Lavara One Pershing Plaza Jersey City, NJ 07399	5,937,388	7.00%

TD Ameritrade Clearing, Inc. Attn: Suzanne Brodd 200 S. 108th Ave. Omaha, NE 68154-2631	8,355,403	9.85%

Wells Fargo Clearing Services LLC Attn: Matt Buettner 2801 Market Street St. Louis, MO 63103	5,334,020	6.29%

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.

Name and Address	Number of Shares of Class	% of Class

Common Shares

The Bank of New York Mellon Attn: Jennifer May 525 William Penn Place Suite 153-0400 Pittsburgh, PA 15259	2,229,589	7.80%

Charles Schwab & Co., Inc. Attn: Christina Young 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	2,386,562	8.30%

Merrill Lynch, Pierce, Fenner & Smith Attn: Earl Weeks 4804 Deerlake Drive East Jacksonville, FL 32246	1,599,139	5.60%

Morgan Stanley Smith Barney LLC Attn: John Barry 1300 Thames Street, 6th Floor Baltimore, MD 21231	2,802,303	10.10%

National Financial Services LLC Attn: Joanne Padarathsingh 499 Washington Blvd. Jersey City, NJ 07310	2,543,766	8.90%

K-167

Name and Address	Number of Shares of Class	% of Class

Pershing LLC Attn: Joseph Lavara One Pershing Plaza Jersey City, NJ 07399	2,166,964	7.60%

State Street Bank and Trust Company Attn: Christine Sullivan 1776 Heritage Drive North Quincy, MA 02171	1,475,742	5.20%

TD Ameritrade Clearing, Inc. Attn: Suzanne Brodd 200 S. 108th Ave. Omaha, NE 68154-2631	2,130,295	7.40%

Wells Fargo Clearing Services LLC Attn: Matt Buettner 2801 Market Street St. Louis, MO 63103	2,858,646	10.00%

THE AB PORTFOLIOS

AB All Market Total Return Portfolio

Name and Address	Number of Shares of Class	% of Class

Class A

Edward D. Jones & Co. For the Benefit of Customers Attn: Terrance Spencer 12555 Manchester Road Saint Louis, MO 63131-3729	2,396,487	5.60%

JP Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	8,261,921	19.30%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	3,308,357	7.73%

MLPF&S for the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	4,544,820	10.62%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	4,882,539	11.41%

K-168

Name and Address	Number of Shares of Class	% of Class

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	2,258,207	5.28%

Class B

JP Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	45,424	10.83%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	41,225	9.83%

MLPF&S for the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	25,553	6.09%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	71,856	17.13%

Class C

JP Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	386,545	8.82%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	587,445	13.40%

MLPF&S for the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	326,187	7.44%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	351,405	8.01%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	511,283	11.66%

K-169

Name and Address	Number of Shares of Class	% of Class

Raymond James Omnibus For Mutual Funds House Acct. Firm Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	327,888	7.48%

Wells Fargo Clearing Services, LLC Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	350,147	7.99%

Advisor Class

Wells Fargo Clearing Services, LLC Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	443,095	7.99%

Class R

Capital Bank & Trust Company Warrior Roofing Manufacturing Retirement Plan c/o Plan Premier/FASCORP 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	39,329	12.79%

M.L., C.M. FBO Lucash-Montgomery Builders LLC 401K PSP & Trust 340 Pennington Rocky Hill Rd. Pennington, NJ 08534-2129	44,224	14.38%

Reliance Trust Company Custodian FBO MassMutual Omnibus PPL P.O. Box 28004 Atlanta, GA 30358-0004	49,661	16.15%

State Street Bank and Trust Company FBO ADP/MSDW Alliance Attn: Ralph Campbell 1 Lincoln Street Boston, MA 02111-2900	89,485	29.10%

Class K

Great-West Trust Company LLC TTEE C Bonne Bridges Mueller O'Keefe Nichol 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	119,074	9.80%

K-170

Name and Address	Number of Shares of Class	% of Class

Great-West Trust Company LLC TTEE C Cristalino Inc. 401K 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	143,804	11.83%

Great-West Trust Company LLC TTEE FBO Shapco Printing Inc. 401K Plan 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	180,479	14.85%

Great-West Trust Company LLC TTEE F Social Studies School Service 401K 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	232,509	19.13%

Great-West Trust Company LLC TTEE C Universal Tone Management LLC 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	62,382	5.13%

Class I

MSSB FBO K.P. Custody for J.P. UTMA/MD Ellicott City, MD 21042-7624	3,100	20.56%

PAI Trust Company, Inc. Edwin Evers, Inc. 401(K) P/S Plan 1300 Enterprise Drive De Pere, WI 54115-4934	11,978	79.44%

AB Conservative Wealth Strategy

Name and Address	Number of Shares of Class	% of Class

Class A

Edward D. Jones & Co. For the Benefit of Customers Attn: Terrance Spencer 12555 Manchester Road Saint Louis, MO 63131-3729	706,229	5.23%

JP Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	4,073,903	30.15%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	918,605	6.80%

K-171

Name and Address	Number of Shares of Class	% of Class

MLPF&S for the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	1,287,626	9.53%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	1,153,339	8.54%

Class B

JP Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	13,506	15.80%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	5,521	6.46%

MLPF&S for the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	6,208	7.26%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	20,089	23.50%

Class C

JP Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	448,981	23.34%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	301,770	15.69%

MLPF&S for the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	119,119	6.19%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	163,856	8.52%

K-172

Name and Address	Number of Shares of Class	% of Class

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	129,271	6.72%

Wells Fargo Clearing Services, LLC Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	123,216	6.41%

Advisor Class

Charles Schwab & Co. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1905	52,292	7.55%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	66,868	9.66%

Pershing LLC PO Box 2052 Jersey City NJ 07303-2052	35,511	5.13%

Raymond James Omnibus for Mutual Funds House Acct Firm Attn Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	41,516	6.00%

Sanford Bernstein & Co., LLC 1 N. Lexington Avenue White Plains, NY 10601-1785	117,504	16.97%

Wells Fargo Clearing Services, LLC Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	69,677	10.06%

Class R

MG Trust Company Cust. FBO Location Age 401(K) PSP 717 17th St., Ste. 1300 Denver, CO 80202-3304	32,143	10.01%

K-173

Name and Address	Number of Shares of Class	% of Class

Mid Atlantic Trust Company FBO Simon Eye Associates 401(K) Profit 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222-4228	25,388	7.90%

MLPF&S for the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	16,583	5.16%

Reliance Trust Company Custodian FBO MassMutual Omnibus PPL P.O. Box 28004 Atlanta, GA 30358-0004	47,262	14.71%

State Street Bank and Trust Company FBO ADP/MSDW Alliance Attn: Ralph Campbell 1 Lincoln Street Boston, MA 02111-2900	113,884	35.45%

Class K

Great-West Trust Company LLC TTEE F Aaronson Dickerson Cohn & Lanzone A P.C. 401K PSP c/o Fascore LLC 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	45,430	7.83%

Great-West Trust Company LLC TTEE F Feingold & Edelblum LLC 401k c/o Fascore LLC 8515 E Orchard Rd, #2T2 Greenwood Village, CO 80111-5002	58,790	10.14%

Great-West Trust Company LLC TTEE FBO Hamilton Cardiology Associates P.A. 401K Plan 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	40,217	6.93%

Great-West Trust Company LLC TTEE C Perry Hay & Chu PSP 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	30,871	5.32%

Great-West Trust Company LLC TTEE C Resource Engineering Inc. PSP 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	108,592	18.72

K-174

Name and Address	Number of Shares of Class	% of Class

Great-West Trust Company LLC TTEE FBO Ross Langan & McKendree LLP Cash or Deferred Arrangement PSP 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	62,338	10.75%

Great-West Trust Company LLC TTEE F The Spektors DDS PS 401K PSP 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	130,422	22.49%

Class I

AllianceBernstein L.P. Attn: Brent Mather-Seed Acct 1 N Lexington Ave White Plains NY 10601-1712	811	99.96%

AB Growth Fund

Class A

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	933,683	9.61%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	893,847	9.20%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	619,159	6.38%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	506,514	5.22%

Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	775,564	7.99%

K-175

Name and Address	Number of Shares of Class	% of Class

Class C

Charles Schwab & Co. Special Custody Account For the Exclusive Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	56,828	8.48%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	45,261	6.75%

MLPF&S for the Sole Benefit of Its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	53,787	8.03%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	47,620	7.11%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	52,489	7.83%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	48,783	7.28%

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	146,837	21.91%

Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	60,811	9.08%

Advisor Class

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	112,306	10.67%

K-176

Name and Address	Number of Shares of Class	% of Class

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	58,458	5.56%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	119,529	11.36%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	401,040	38.11%

UBS WM USA Omni Account M/F Attn: Department Manager 1000 Harbor Boulevard, 5th Floor Weehawken, NJ 07086-6761	93,099	8.85%

Class R

Hartford Life Insurance Company Separate Account Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	20,358	73.41%

MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	3,035	10.94%

Class K

Ascensus Trust Company FBO Luken, LLC 401(K) and Profit Sharing P.O. Box 10758 Fargo, ND 58106-0758	2,969	16.34%

Great-West Trust Company, LLC TTEE C Apex Technical School Inc. 401K 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	1,267	6.97%

Great-West Trust Company, LLC TTEE C The Office Furniture Warehouse PSP c/o Fascore LLC 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	1,923	10.58%

K-177

Name and Address	Number of Shares of Class	% of Class

Great-West Trust Company, LLC TTEE C Sucherman-Insalaco LLC RP 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	4,671	25.71%

Great-West Trust Company, LLC TTEE F Aaronson, Dickerson, Cohn & Lanzone APC 401K c/o Fascore LLC 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	2,487	13.69%

Luciano Prida & Company PA 401K Plan 1106 N. Franklin Street Tampa, FL 33602-3841	4,460	24.55%

Class I

MLPF&S for the Sole Benefit of its Customers Attn Fund Admin 4800 Deer Lake Drive East, 2nd Floor Jacksonville FL 32246-6484	10,994	5.23%

National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310-1995	171,533	81.68%

AB Tax-Managed All Market Income Portfolio

Class A

Edward D. Jones & Co. For the Benefit of Customers Attn: Terrance Spencer 12555 Manchester Road Saint Louis, MO 63131-3729	510,106	9.23%

JP Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	735,494	13.31%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	634,089	11.48%

MLPF&S for the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	408,913	7.40%

K-178

Name and Address	Number of Shares of Class	% of Class

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	608,117	11.01%

Wells Fargo Clearing Services, LLC Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	298,152	5.40%

Class B

JP Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	4,737	9.90%

D.A.L. Jr. R.R.L. JTWROS Allentown, NJ 08501-1916	8,029	16.78%

C.M. & S.B. JTWROS Port Murray, NJ 07865-3003	2,462	5.15%

D.S.S. & E.P.S. JTWROS Baldwinsville, NY 13027-9268	4,230	8.84%

B.G.S. & L.M.S. JTWROS Big Pool, MD 21711-1327	4,113	8.60%

Class C

Charles Schwab & Co. Inc. Special Custody Account For the Benefit of Customers Attention Mutual Funds 211 Main Street San Francisco, CA 94105-1905	47,506	8.10%

JP Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	68,512	11.67%

LPL Financial Omnibus Customers Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	89,016	15.17%

K-179

Name and Address	Number of Shares of Class	% of Class

MLPF&S for the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	62,571	10.66%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	62,137	10.59%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	46,311	7.89%

UBS WM USA Omni Account M/F Attn: Department Manager 1000 Harbor Boulevard, 5th Floor Weehawken, NJ 07086-6761	55,797	9.51%

Advisor Class

Sanford Bernstein & Co., LLC 1 N. Lexington Ave. White Plains, NY 10601-1712	242,447	8.49%

AB Tax-Managed Wealth Appreciation Strategy

Name and Address	Number of Shares of Class	% of Class

Class A

Edward D. Jones & Co. For the Benefit of Customers Attn: Terrance Spencer 12555 Manchester Road Saint Louis, MO 63131-3729	164,347	6.86%

JP Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	125,324	5.23%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	356,963	14.91%

MLPF&S for the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	207,796	8.68%

K-180

Name and Address	Number of Shares of Class	% of Class

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	347,292	14.50%

Wells Fargo Clearing Services, LLC Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	239,970	10.02%

Class B

Ascensus Trust Company C/F A.A.W. Roth IRA 94-1166 Polinahe Pl Waipahu, HI 96797-4034	1,307	7.02%

Dr. N.C. Pikesville, MD 21208-6402	1,282	6.89%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	1,974	10.61%

R.A.N. & D.N. JTWROS Franklinville, NJ 08322-2133	1,906	10.24%

D.S.S. & E.P.S. JTWROS Baldwinsville, NY 13027-9268	1,069	5.74%

N.J.T. III & B.L.V. Tenant in Common Newtown Square, PA 19073-1619	2,099	11.28%

Wells Fargo Clearing Services, LLC Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	2,331	12.53%

P.C.Z. Austin, TX 78730-3501	2,151	11.56%

Class C

Charles Schwab & Co. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1905	86,748	16.40%

K-181

Name and Address	Number of Shares of Class	% of Class

Charles Schwab & Co. Inc. Special Custody Acct For the Benefit of Customers Attention Mutual Funds 211 Main Street San Francisco, CA 94105-1905	44,987	8.51%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	34,219	6.47%

MLPF&S for the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	42,467	8.03%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	61,809	11.69%

J.S. & S.S. JTWROS Pottstown, PA 19465-7868	26,593	5.03%

Wells Fargo Clearing Services, LLC Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	52,680	9.96%

AB Wealth Appreciation Strategy

Name and Address	Number of Shares of Class	% of Class

Class A

JP Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	3,140,599	13.39%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	1,966,835	8.39%

MLPF&S for the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	2,014,228	8.59%

K-182

Name and Address	Number of Shares of Class	% of Class

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	1,215,238	5.18%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	2,212,939	9.44%

Wells Fargo Clearing Services, LLC Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	1,279,891	5.46%

Class B

Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	16,227	5.02%

JP Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	17,485	5.41%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	16,927	5.24%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	18,819	5.83%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	23,113	7.15%

Class C

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	392,502	16.86%

K-183

Name and Address	Number of Shares of Class	% of Class

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	131,111	5.63%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	224,094	9.62%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	280,070	12.03%

Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	203,884	8.76%

Wells Fargo Clearing Services, LLC Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	217,384	9.34%

Class R

Ascensus Trust Company FBO A.C.H. Solo-K P.O Box 10758 Fargo, ND 58106-0758	11,402	6.31%

MG Trust Company Cust. FBO Location Age 401(K) PSP 717 17th St., Ste. 1300 Denver, CO 80202-3304	23,698	13.11%

Mid Atlantic Trust Company FBO S.A. 401(K) PSP & Trust 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222-4228	25,516	14.12%

Reliance Trust Company Custodian FBO MassMutual Omnibus PPL P.O. Box 28004 Atlanta, GA 30358-0004	31,770	17.58%

State Street Bank and Trust Company FBO ADP/MSDW Alliance Attn: Ralph Campbell 1 Lincoln Street Boston, MA 02111-2900	10,081	5.58%
K-184

Name and Address	Number of Shares of Class	% of Class

Class K

Great-West Trust Company LLC TTEE C Agmotion Inc. 401K 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	116,099	16.80%

Great-West Trust Company LLC TTEE C FBO College of Westchester Business School 401K c/o Fascore LLC 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	56,248	8.14%

Great-West Trust Company LLC TTEE C News 2 You Inc. 401K 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	38,393	5.56%

Great-West Trust Company LLC TTEE F The Marco Retirement Plan 401K c/o Fascore LLC 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	75,066	10.86%

P./G./E. K. FBO Kunhardt Films LLC Incentive Pleasantville, NY 10570-3046	46,988	6.80%

Class I

Matrix Trust Company Agent for TRP RPS RK FBO 401K EEE Investments 401K c/o Commonwealth Investments 50 Salem St., Building A Lynnfield, MA 01940-2600	50,661	100%

SANFORD C. BERNSTEIN FUND II, INC.

Bernstein Intermediate Duration Institutional Portfolio

To the knowledge of the Fund, no person owned of record or beneficially more than 5% of the Fund's outstanding voting securities as of July 13, 2018.

BERNSTEIN FUND, INC.

International Strategic Equities Portfolio

Name and Address	Number of Shares of Class	% of Class

Class Z

AB Tax Managed Wealth Appreciation 1345 Avenue of the Americas New York, NY 10105-0302	11,147,398	9.96%

K-185

Name and Address	Number of Shares of Class	% of Class

AB Wealth Appreciation Strategy 1345 Avenue of the Americas New York, NY 10105-0302	20,615,532	18.41%

SCB Overlay A Portfolio 1345 Avenue of the Americas New York, NY 10105-0302	25,254,417	22.56%

SCB Tax Aware Overlay A Portfolio 1345 Avenue of the Americas New York, NY 10105-0302	52,453,789	46.85%

International Small Cap Portfolio

Name and Address	Number of Shares of Class	% of Class

Class Z

AB Tax Managed Wealth Appreciation 1345 Avenue of the Americas New York, NY 10105-0302	3,264,788	9.60%

AB Wealth Appreciation Strategy 1345 Avenue of the Americas New York, NY 10105-0302	6,205,388	18.25%

SCB Overlay A Portfolio 1345 Avenue of the Americas New York, NY 10105-0302	7,737,014	22.76%

SCB Tax Aware Overlay A Portfolio 1345 Avenue of the Americas New York, NY 10105-0302	16,052,682	47.22%

Small Cap Core Portfolio

Name and Address	Number of Shares of Class	% of Class

Class Z

AB Tax Managed Wealth Appreciation 1345 Avenue of the Americas New York, NY 10105-0302	1,587,299	9.66%

AB Wealth Appreciation Strategy 1345 Avenue of the Americas New York, NY 10105-0302	2,972,488	18.10%

SCB Overlay A Portfolio 1345 Avenue of the Americas New York, NY 10105-0302	3,780,883	23.02%

SCB Tax Aware Overlay A Portfolio 1345 Avenue of the Americas New York, NY 10105-0302	7,786,440	47.40%

K-186

SANFORD C. BERNSTEIN FUND, INC.

California Municipal Portfolio

Name and Address	Number of Shares of Class	% of Class

Class A Shares

JP Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Ctr Brooklyn, NY 11245-0001	813,955	13.46%

MLPF&S For the Sole Benefit of Its Customers Attn Fund Admin 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	575,508	9.52%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	1,095,409	18.11%

National Financial Services LLC For The Exclusive Benefit of Our Customers/Attn Mutual Funds Dept 499 Washington Blvd, 4th Floor Jersey City, NJ 07310	973,116	16.09%

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880Carillon Parkway St Petersburg, FL 33716-1102	325,448	5.38%

Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	1,468,340	24.28%

Class C Shares:

Charles Schwab & Co., Inc. Special Custody Acct FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1905	68,105	7.72%

JP Morgan Securities LLC for the Exclusive Benefit of Customers 4 Chase Metrotech Ctr. Brooklyn, NY 11245-0001	93,280	10.57%

K-187

Name and Address	Number of Shares of Class	% of Class

MLPF&S For the Sole Benefit of Its Customers Attn Fund Admin 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	182,225	20.65%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	64,951	7.36%

National Financial Services LLC For The Exclusive Benefit of Our Customers Attn: Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310	57,250	6.49%

Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	65,561	7.43%

UBS WM USA Attn: Department Manager Special Custody Account 1000 Harbor Blvd. Weehawken, NJ 07086-6761	94,597	10.72%

Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	174,318	19.75%

Advisor Class:

Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1905	92,887	7.27%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	108,243	8.47%

MLPF&S For the Sole Benefit of Its Customers Attn Fund Admin 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	117,438	9.19%

K-188

Name and Address	Number of Shares of Class	% of Class

National Financial Services LLC For The Exclusive Benefit of Our Customers/ Attn Mutual Funds Dept 499 Washington Blvd, 4th Floor Jersey City, NJ 07310	550,615	43.10%

UBS WM USA Attn: Department Manager Special Custody Account 1000 Harbor Blvd. Weehawken, NJ 07086-6761	82,371	6.45%

Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	225,601	17.66%

Diversified Municipal Portfolio

Name and Address	Number of Shares of Class	% of Class

Class A

Edward D Jones & Co For The Benefit of Customers Attn Terrance Spencer 12555 Manchester Rd Saint Louis, MO 63131-3729	1,090,012	6.09%

MLPF&S For the Sole Benefit of Its Customers Attn Fund Admin 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	2,396,310	13.40%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	3,283,077	18.35%

National Financial Services LLC For The Exclusive Benefit of Our Customers Attn Mutual Funds Dept 499 Washington Blvd, 4th Floor Jersey City, NJ 07310	1,325,594	7.41%

Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	2,361,768	13.20%

UBS WM USA Attn: Department Manager Special Custody Account 1000 Harbor Blvd. Weehawken, NJ 07086-6761	1,145,620	6.40%

K-189

Name and Address	Number of Shares of Class	% of Class

Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	1,994,347	11.15%

Class B

M.E.G. Miami, FL 33145-1935	255	38.48%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	350	52.81%

L.B.R. C/F J.E.R. Boalsburg, PA 16827-1687	54	8.18%

Class C

JP Morgan Securities LLC for the Exclusive Benefit of Customers 4 Chase Metrotech Ctr. Brooklyn, NY 11245-0001	218,370	5.18%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	210,832	5.00%

MLPF&S For the Sole Benefit of Its Customers Attn Fund Admin 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	449,095	10.66%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	659,557	15.65%

National Financial Services LLC For The Exclusive Benefit of Our Customers Attn Mutual Funds Dept 499 Washington Blvd, 4th Floor Jersey City, NJ 07310	378,692	8.99%

Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	485,546	11.52%

K-190

Name and Address	Number of Shares of Class	% of Class

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880Carillon Parkway St Petersburg, FL 33716-1102	301,684	7.16%

UBS WM USA Attn: Department Manager Special Custody Account 1000 Harbor Blvd. Weehawken, NJ 07086-6761	262,022	6.22%

Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	763,304	18.11%

Adviser Class

Edward D Jones & Co. For the Benefit of Customers Attn: Jason Hubersberger 12555 Manchester Road Maryland Heights, MO 63043	39,576,765	44.07%

JP Morgan Securities LLC for the Exclusive Benefit of Customers 4 Chase Metrotech Ctr. Brooklyn, NY 11245-0001	34,334,401	38.23%

Class Z

Alliancebernstein L.P. Attn: Brent Mather-Seed Acct 1 N Lexington Ave White Plains NY 10601-1712	707	99.97%

Diversified Municipal Class

TIAA-CREF Individual and Institutional Services, LLC Portfolio Advisor Program c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, NY 10105	37,090,840	9.61%

K-191

Emerging Markets Portfolio

Name and Address	Number of Shares of Class	% of Class

Class Z

AB Tax Managed Wealth Appreciation 1345 Avenue of the Americas New York, NY 10105-0302	609,624	9.95%

AB Wealth Appreciation Strategy 1345 Avenue of the Americas New York, NY 10105-0302	1,159,544	18.92%

SCB Overlay A Portfolio DAAADA 1345 Avenue of the Americas New York, NY 10105-0302	1,366,308	22.29%

SCB Tax Aware Overlay A Portfolio DAATADA 1345 Avenue of the Americas New York, NY 10105-0302	2,847,947	46.46%

Intermediate Duration Portfolio

To the knowledge of the Fund, no person owned of record or beneficially more than 5% of the Fund's outstanding voting securities as of July 13, 2018.

International Portfolio

Name and Address	Number of Shares of Class	% of Class

Class A

Charles Schwab & Co. For the Exclusive Benefit of Customers Mutual Fund Operations 211 Main Street San Francisco, CA 94105-1905	428,677	30.74%

National Financial Services LLC For The Exclusive Benefit of Our Customers Attn Mutual Funds Dept 499 Washington Blvd, 4th Floor Jersey City, NJ 07310	734,307	52.66%

Class B

Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1905	88	48.89%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	86	47.58%

K-192

Class C

Name and Address	Number of Shares of Class	% of Class

JP Morgan Securities LLC for the Exclusive Benefit of Customers 4 Chase Metrotech Ctr. Brooklyn, NY 11245-0001	4,381	9.57%

MLPF&S For the Sole Benefit of Its Customers ATTN Fund Admin 4800 Deer Lake Dr E FL 2 Jacksonville, FL 32246-6484	4,577	10.00%

National Financial Services LLC For The Exclusive Benefit of Our Customers Attn Mutual Funds Dept 499 Washington Blvd, 4th Floor Jersey City, NJ 07310	3,537	7.73%

Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	4,519	9.87%

Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	15,235	33.29%

Class Z

AB VPS Balanced Wealth Strategy Portfolio
1 N Lexington Ave White Plains NY 10601-1712	997,087	5.14%

AB Wealth Appreciation Strategy 1345 Avenue of the Americas New York, NY 10105-0302	8,307,450	42.82%

SCB Overlay A Portfolio 1345 Avenue of the Americas New York, NY 10105-0302	10,093,633	52.03%

New York Municipal Portfolio

Name and Address	Number of Shares of Class	% of Class

Class A

JP Morgan Securities LLC for the Exclusive Benefit of Customers 4 Chase Metrotech Ctr. Brooklyn, NY 11245-0001	1,926,722	21.42%

K-193

Name and Address	Number of Shares of Class	% of Class

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	973,273	10.82%

MLPF&S For the Sole Benefit of Its Customers ATTN Fund Admin 4800 Deer Lake Dr E FL 2 Jacksonville, FL 32246-6484	547,185	6.08%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	540,169	6.00%

National Financial Services LLC For The Exclusive Benefit of Our Customers Attn Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310	454,577	5.05%

Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	2,108,237	23.44%

UBS WM USA Attn: Department Manager Special Custody Account 1000 Harbor Blvd. Weehawken, NJ 07086-6761	509,483	5.66%

Class B

Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	163	91.33%

Class C

JP Morgan Securities LLC for the Exclusive Benefit of Customers 4 Chase Metrotech Ctr. Brooklyn, NY 11245-0001	513,494	20.08%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	133,843	5.23%

K-194

Name and Address	Number of Shares of Class	% of Class

MLPF&S For the Sole Benefit of Its Customers ATTN Fund Admin 4800 Deer Lake Dr E FL 2 Jacksonville, FL 32246-6484	316,080	12.36%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	220,771	8.63%

National Financial Services LLC For The Exclusive Benefit of Our Customers Attn Mutual Funds Dept 499 Washington Blvd, 4th Floor Jersey City, NJ 07310	158,574	6.20%

Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	654,202	25.58%

Wells Fargo Clearing Services LLC A/C 1699-0135 Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	152,939	5.98%

Advisor Class

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	760,046	29.24%

MLPF&S For the Sole Benefit of Its Customers ATTN Fund Admin 4800 Deer Lake Dr E FL 2 Jacksonville, FL 32246-6484	444,652	17.11%

National Financial Services LLC For The Exclusive Benefit of Our Customers Attn Mutual Funds Dept 499 Washington Blvd, 4th Floor Jersey City, NJ 07310-1995	314,200	12.09%

Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	413,302	15.90%

UBS WM USA Attn: Department Manager Special Custody Account 1000 Harbor Blvd. Weehawken, NJ 07086-6761	143,613	5.53%
K-195

Name and Address	Number of Shares of Class	% of Class

Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	186,599	7.18%

Overlay A Portfolio

Name and Address	Number of Shares of Class	% of Class

Class 2

Retirement Plan for the Employees of Alliancebernstein L.P Trust c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, NY 10105	1,925,723	6.31%

Overlay B Portfolio

To the knowledge of the Fund, no person owned of record or beneficially more than 5% of the Fund's outstanding voting securities as of July 13, 2018.

Short Duration Diversified Municipal Portfolio

Name and Address	Number of Shares of Class	% of Class

Class A

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	116,573	5.36%

MLPF&S For the Sole Benefit of Its Customers ATTN Fund Admin 4800 Deer Lake Dr E FL 2 Jacksonville, FL 32246-6484	314,825	14.46%

Raymond James Omnibus for Mutual Funds ATTN Courtney Waller 880 Carillon Parkway St Petersburg, FL 33716-1102	519,973	23.89%

UBS WM USA Attn: Department Manager Special Custody Account 1000 Harbor Blvd. Weehawken, NJ 07086-6761	279,898	12.86%

Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	129,314	5.94%
K-196

Name and Address	Number of Shares of Class	% of Class

Class B

Ascensus Trust Company Shamrock Electric Supply Co Inc J.S.B. Grenada, MS 38901	163	14.64%

Ascensus Trust Company CUST FBO J.T. IRA Milwaukee, WI 53209-1504	135	12.12%

Ascensus Trust Company C/F A.T.V. Jr FBO T.A.V. Coverdell ESA Pearson, WI 54462-9300	209	18.73%

Ascensus Trust Company Westair Inc R.L.Q. Coalville, UT 84017-9799	77	6.86%

S.P.B. Grand Blanc, MI 48439-1664	133	11.94%

Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1905	111	9.97%

Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	244	21.86%

Class C

Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	14,482	5.47%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	24,345	9.20%

MLPF&S For the Sole Benefit of Its Customers ATTN Fund Admin 4800 Deer Lake Dr E FL 2 Jacksonville, FL 32246-6484	26,910	10.17%

K-197

Name and Address	Number of Shares of Class	% of Class

National Financial Services LLC For The Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd, 4th Floor Jersey City, NJ 07310	14,352	5.42%

Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	50,587	19.11%

UBS WM USA Attn: Department Manager Special Custody Account 1000 Harbor Blvd. Weehawken, NJ 07086-6761	41,861	15.81%

Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	43,826	16.56%

Short Duration Plus Portfolio

Name and Address	Number of Shares of Class	% of Class

Short Duration Plus Class

The Mayor's Fund to Advance New York City c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, NY 10105	924,701	5.57%

New York Small Business Venture Fund II, LLC c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, NY 10105	1,098,226	6.62%

Tax-Aware Overlay A Portfolio

To the knowledge of the Fund, no person owned of record or beneficially more than 5% of the Fund's outstanding voting securities as of July 13, 2018.

Tax-Aware Overlay B Portfolio

To the knowledge of the Fund, no person owned of record or beneficially more than 5% of the Fund's outstanding voting securities as of July 13, 2018.

K-198

Tax-Aware Overlay C Portfolio

Name and Address	Number of Shares of Class	% of Class

Class 2

JBD Revocable Trust, c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, NY 10105	1,553,456	7.83%

Tax-Aware Overlay N Portfolio

To the knowledge of the Fund, no person owned of record or beneficially more than 5% of the Fund's outstanding voting securities as of July 13, 2018.

Tax-Managed International Portfolio

Name and Address	Number of Shares of Class	% of Class

Class A

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	51,278	34.33%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	9,929	6.65%

National Financial Services LLC For The Exclusive Benefit of Our Customers Attn Mutual Funds Dept 499 Washington Blvd, 4th Floor Jersey City, NJ 07310	8,469	5.67%

Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	41,679	27.90%

S.B.P. & M.D.K.-P. Co-Ttees S.P. & M.K.-P. Rev Liv Trust Ann Arbor, MI 48104-2715	16,883	11.30%

Class B

Ascensus Trust Company Medical Billing Systems Inc. T.D.A. New Marshfield, OH 45766-9747	248	97.87%

Class C

E.G.D. TOD/DE Chicago, IL 60614-5177	716	6.99%

K-199

Name and Address	Number of Shares of Class	% of Class

Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	4,219	41.17%

UBS WM USA Attn: Department Manager Special Custody Account 1000 Harbor Blvd. Weehawken, NJ 07086-6761	4,156	40.56%

Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	1,048	10.23%

Class Z

SCB Tax Aware Overlay A Portfolio 1345 Avenue of the Americas New York, NY 10105-0302	20,953,983	82.52%

AB Tax Managed Wealth Appreciation 1345 Avenue of the Americas New York, NY 10105-0302	4,437,412	17.48%

AB MULTI-MANAGER ALTERNATIVE FUND

To the knowledge of the Fund, no person owned of record or beneficially more than 5% of the Fund's outstanding voting securities as of July 13, 2018.

Table 2.

A shareholder who owns of record or beneficially more than 25% of a Fund's outstanding voting securities is presumed to "control" the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. Except as set forth below, to the knowledge of each Fund, as of July 13, 2018, no person owned of record or beneficially more than 25% of a Fund's outstanding voting securities.

Fund	Name and Address	Number of Shares of Fund	% of Fund

AB Bond Fund, Inc.

AB All Market Real Return Portfolio	Sanford Bernstein & Co., LLC 1 N. Lexington Ave., 17th Floor White Plains, NY 10601-1785	796,520,033	37.07%

AB FlexFee High Yield Portfolio	AllianceBernstein L.P. Attn: Brent Mather-Seed Acct 1 N. Lexington Ave. White Plains, NY 10601-1712	17,035,178	45.93%

K-200

Fund	Name and Address	Number of Shares of Fund	% of Fund

AB FlexFee International Bond Portfolio	AllianceBernstein L.P. Attn: Brent Mather-Seed Acct 1 N. Lexington Ave. White Plains, NY 10601-1712	44,899,930	98.90%

AB Cap Fund, Inc.

AB All Market Alternative Return Portfolio	AllianceBernstein L.P. Attn: Brent Mather-Seed Acct 1 N. Lexington Ave. White Plains, NY 10601-1712	17,129,445	99.89%

AB Concentrated International Growth Portfolio	Arizona Bank & Trust 2036 East Camelback Road Chandler, AZ 85016	41,901,745	91.22%

AB Emerging Markets Core Portfolio	AllianceBernstein L.P. Attn: Brent Mather-Seed Acct 1 N. Lexington Ave. White Plains, NY 10601-1712	4,838,868	99.53%

AB FlexFee Core Opportunities Portfolio	AllianceBernstein L.P. Attn: Brent Mather-Seed Acct 1 N. Lexington Ave. White Plains, NY 10601-1712	1,134,000	100%

AB FlexFee Emerging Markets Growth Portfolio	AllianceBernstein L.P. Attn: Brent Mather-Seed Acct 1 N. Lexington Ave. White Plains, NY 10601-1712	5,811,660	100%

AB FlexFee International Strategic Core Portfolio	AllianceBernstein L.P. Attn: Brent Mather-Seed Acct 1 N. Lexington Ave. White Plains, NY 10601-1712	3,264,000	100%

K-201

Fund	Name and Address	Number of Shares of Fund	% of Fund

AB FlexFee Large Cap Growth Portfolio	AllianceBernstein L.P. Attn: Brent Mather-Seed Acct 1 N. Lexington Ave. White Plains, NY 10601-1712	26,385,456	32.98%

AB FlexFee US Thematic Portfolio	AllianceBernstein L.P. Attn: Brent Mather-Seed Acct 1 N. Lexington Ave. White Plains, NY 10601-1712	40,368,231	80.18%

AB All China Equity Portfolio (as of July 25, 2018)	AllianceBernstein L.P. Attn: Brent Mather-Seed Acct 1 N. Lexington Ave. White Plains, NY 10601-1712	200,004	100%

AB Corporate Shares

AB Income Shares (as of August _, 2018)	AllianceBernstein L.P. Attn: Brent Mather-Seed Acct 1 N. Lexington Ave. White Plains, NY 10601-1712		100%

Sanford C. Bernstein Fund, Inc.

Emerging Markets Portfolio	Sanford Bernstein & Co., LLC 1 N. Lexington Ave., 17th Floor White Plains, NY 10601-1785	126,806,931	99.9%

International Portfolio	Sanford Bernstein & Co., LLC 1 N. Lexington Ave., 17th Floor White Plains, NY 10601-1785	177,143,263	32.50%

Tax-Managed International Portfolio	Sanford Bernstein & Co., LLC 1 N. Lexington Ave., 17th Floor White Plains, NY 10601-1785	367,951,943	67.50%

K-202

TABLE OF CONTENTS

TABLE OF CONTENTS	Page
Introduction	[_______]
Proposal One: Election of Directors	[_______]
Proposal Two: Approval of Investment Advisory Agreements	[_______]
Proxy Voting and Stockholder Meetings	[_______]
Stock Ownership	[_______]
Information as to the Investment Adviser, Administrator, and Distributor of the Funds	[_______]
Other Matters	[_______]
Submission of Proposals for the Next Meeting of Stockholders	[_______]
Reports to Stockholders	[_______]
Appendix A: Shares Outstanding As of the Record Date	[_______]
Appendix B: Additional Information on Proposal One	[_______]
Appendix C: Independent Registered Public Accounting Firm	[_______]
Appendix D: Forms of Proposed Agreements	[_______]
Appendix E: Information Regarding Current Agreements	[_______]
Appendix F: Reimbursement of Administrative Expenses to the Adviser	[_______]
Appendix G: AB Boards Consideration of the Proposed Agreements	[_______]
Appendix H: Bernstein Boards Consideration of the Proposed Agreements	[_______]
Appendix I: AMMAF Board Consideration of the Proposed Agreements	[_______]
Appendix J: Fees paid to Affiliates of the Adviser	[_______]
Appendix K: Stock Ownership	[_______]

K-203

THE AB FUNDS AND SCB FUNDS

[LOGO(S)]
AllianceBernstein L.P.

_____________________________________________________________________________

NOTICE OF JOINT MEETING OF SHAREHOLDERS AND PROXY STATEMENT
August 20, 2018

AllianceBernstein®
PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

ezVote® Consolidated Proxy Card

This form is your EzVote Consolidated Proxy. It reflects all of your accounts registered to the same Social Security or Tax I.D. number at this address. By voting and signing the Consolidated Proxy Card, you are voting all of these accounts in the same manner as indicated on the bottom of the form.

VOTE ON THE INTERNET

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to the website www.proxyvote.com
3) Follow the instructions provided on the website.

VOTE BY PHONE

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

VOTE BY MAIL

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE OR RETURN THE INDIVIDUAL BALLOTS

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E50305-S75094

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

	For All	Withhold All	For All Except
1a. To consider and vote upon the election of Directors/Trustees for each of the Funds:	☐	☐	☐

01) Michael J. Downey
02) William H. Foulk, Jr.
03) Nancy P. Jacklin
04) Robert M. Keith
05) Carol C. McMullen
06) Garry L. Moody
07) Marshall C. Turner, Jr.

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Joint Special/Annual Meeting of Shareholders to be Held on October 11, 2018.

The Proxy Statement and Proxy Card for this meeting are available at: www.alliancebernstein.com/abfundsproxy

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS PROXY CARD

ALL VOTES MUST BE RECEIVED BY OCTOBER 11, 2018

E50306-S75094

PROXY

PROXY IN CONNECTION WITH THE JOINT SPECIAL/ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 11, 2018

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES OF THE AB FUNDS. The undersigned hereby appoints Nancy Hay and Carol Rappa, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Joint Special/Annual Meeting of Shareholders (the "Meeting") of the AB Funds (each a "Fund", and collectively, the "Funds") to be held at 11:30 a.m., Eastern Time, on October 11, 2018, at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Meeting. The undersigned hereby acknowledges receipt of the Notice of Joint Meeting of Shareholders and accompanying Proxy Statement, revokes any proxy heretofore given with respect to the Meeting and hereby instructs said proxies to vote said shares as indicated on the reverse side hereof.

The shares represented hereby will be voted as indicated or FOR the Proposals if no choices are is indicated.

WE URGE YOU TO SIGN, DATE ON THE REVERSE SIDE AND MAIL THE ENCLOSED PROXY PROMPTLY

PROXY

PROXY IN CONNECTION WITH THE JOINT SPECIAL/ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 11, 2018

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES OF THE AB FUNDS. The undersigned hereby appoints Nancy Hay and Carol Rappa, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Joint Special/Annual Meeting of Shareholders (the "Meeting") of the AB Funds (each a "Fund", and collectively, the "Funds") to be held at 11:30 a.m., Eastern Time, on October 11, 2018, at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Meeting. The undersigned hereby acknowledges receipt of the Notice of Joint Meeting of Shareholders and accompanying Proxy Statement, revokes any proxy heretofore given with respect to the Meeting and hereby instructs said proxies to vote said shares as indicated on the reverse side hereof.

The shares represented hereby will be voted as indicated or FOR the Proposals if no choices are is indicated.

WE URGE YOU TO SIGN, DATE ON THE REVERSE SIDE AND MAIL THE ENCLOSED PROXY PROMPTLY

E50307-S75094